                           Preliminary Proxy Material

                                AMENDMENT NO. 2
                                       TO
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  EXEL LIMITED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                               MID OCEAN LIMITED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         Class A Ordinary Shares, par value $0.20 per share, of Mid Ocean Limited; Class B Ordinary Shares, par value $0.20 per share, of Mid Ocean Limited; Class C Ordinary Shares, par value $0.20 per share, of Mid Ocean Limited.
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         26,411,781 Class A Ordinary Shares of Mid Ocean Limited; 1,190,292 Class B Ordinary Shares of Mid Ocean Limited; 1,860,000 Class C Ordinary Shares of Mid Ocean Limited.
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         The underlying value of the transaction of $2,096,654,682 has been calculated pursuant to Exchange Act Rule 0-11 by adding (a) the product of (i) $75.21875 (the average of the high and low prices of Class A Ordinary Shares of Mid Ocean Limited on April 29, 1998 on the New York Stock Exchange) and (ii) 26,411,781 (the aggregate number of Class A Ordinary Shares of Mid Ocean Limited to be exchanged for Class A Ordinary Shares of EXEL Merger Company Ltd.); and (b) the product of
         (i) $36.06 (the book value of the Class B Ordinary Shares of Mid Ocean Limited) and (ii) 1,190,292 (the aggregate number of Class B Ordinary Shares of Mid Ocean Limited to be exchanged for Class B Ordinary Shares of EXEL Merger Company Ltd.); and (c) the product of (i) $36.06 (the book value of the Class C Ordinary Shares of Mid Ocean Limited) and
         (ii) 1,860,000 (the aggregate number of Class C Ordinary Shares of Mid Ocean Limited to be exchanged for Class B Ordinary Shares of EXEL Merger Company Ltd.).
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction: $2,096,654,682
         -----------------------------------------------------------------------
     (5) Total fee paid: $419,331
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid: $419,331
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.: Schedule 14A
         -----------------------------------------------------------------------
     (3) Filing Party: EXEL Limited
         -----------------------------------------------------------------------
     (4) Date Filed: April 30, 1998
         -----------------------------------------------------------------------

                           Preliminary Proxy Material

  THIS PRELIMINARY JOINT PROXY STATEMENT AND THE INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT.

                             SUBJECT TO COMPLETION,
                              DATED JUNE 11, 1998

                           Preliminary Proxy Material

     [LOGO]

EXEL LIMITED                                                              , 1998

Dear Fellow Shareholder:

    You are cordially invited to attend a Class Meeting of Shareholders (the "EXEL CLASS MEETING") of EXEL Limited ("EXEL") called in accordance with an
order of the Grand Court of the Cayman Islands dated April   , 1998 to be held
at the Princess Hotel, Hamilton, Bermuda, at 9:00 a.m., local time, on July   ,
1998.

    At the EXEL Class Meeting you will be asked to consider and vote upon a Resolution to approve a transaction in which EXEL will become a wholly owned subsidiary of a new holding company, which will also own all of the shares of Mid Ocean Limited, an exempted limited liability company incorporated under the laws of the Cayman Islands ("MID OCEAN"). Specifically, you will be asked to approve the terms of a scheme of arrangement between EXEL and its shareholders pursuant to Section 85 of the Companies Law (1995 Revision) of the Cayman Islands (the "COMPANIES LAW") under which EXEL will become a wholly owned subsidiary of Exel Merger Company Ltd., an exempted limited liability company incorporated under the laws of the Cayman Islands, which will be renamed "EXEL Limited" ("NEW EXEL"), and, subject to the cash election rights described below, for each outstanding share in EXEL at the effective time of such scheme of arrangement there will be allotted and issued one share in New EXEL (the "EXEL
ARRANGEMENT"). At class meetings to be held on July   , 1998, classes of
shareholders of Mid Ocean will vote on a scheme of arrangement between Mid Ocean and its shareholders pursuant to Section 85 of the Companies Law under which Mid Ocean will become a wholly owned subsidiary of New EXEL and, subject to the cash election rights described below, for each outstanding share in Mid Ocean at the effective time of such scheme of arrangement (other than shares held by EXEL and its subsidiaries) there will be allotted and issued 1.0215 shares in New EXEL (the "MID OCEAN ARRANGEMENT" and, together with the EXEL Arrangement, the "ARRANGEMENTS"). Under the Arrangements, shareholders of EXEL and Mid Ocean will have an opportunity to elect to receive cash in lieu of shares in New EXEL, up to a maximum of $300 million in the aggregate. If more than that amount is elected, $204 million of the cash will be made available to shareholders of EXEL and $96 million of the cash will be made available to shareholders of Mid Ocean, on a PRO RATA basis within each group of shareholders. If the cash pool available to either group of shareholders is not exhausted by cash elections within such group, the excess cash shall be made available for the other group of shareholders. The enclosed Joint Proxy Statement explains in detail the terms of the proposed Arrangements, the Agreement and Schemes of Arrangement, dated March 16, 1998, amended and restated April 28, 1998 and further amended on June
  , 1998 (as so amended, the "AGREEMENT"), providing for the Arrangements, and related matters. Please carefully review and consider all of this information.

    EXEL's Board of Directors believes that the combination of EXEL and Mid Ocean is in the best interests of EXEL's shareholders. Through its operating subsidiaries, Mid Ocean is a leading provider of insurance and reinsurance, writing property catastrophe, property excess of loss, property PRO RATA, marine and energy, aviation and satellite and certain other risks in selected global markets. EXEL's Board believes that the Arrangements will significantly enhance shareholder value by combining EXEL's traditional North American excess casualty insurance franchise with Mid Ocean's strong franchises in property reinsurance and Lloyd's of London. The Arrangements will benefit EXEL by providing EXEL with increased opportunities in the property reinsurance market, giving EXEL a leading presence in Lloyd's and diversifying EXEL's business, customer and distribution base and risk profile. The reasons for the Arrangements are described in greater detail in the attached Joint Proxy Statement.

                           Preliminary Proxy Material

    EXEL'S BOARD OF DIRECTORS HAS DETERMINED THAT THE AGREEMENT, THE EXEL ARRANGEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY ARE FAIR TO AND IN THE BEST INTERESTS OF EXEL AND ITS SHAREHOLDERS. ACCORDINGLY, EXEL'S BOARD OF DIRECTORS HAS APPROVED THE AGREEMENT, THE EXEL ARRANGEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND RECOMMENDS THAT ALL SHAREHOLDERS VOTE IN FAVOR OF THE EXEL ARRANGEMENT AT THE EXEL CLASS MEETING.

    In reaching its decision, EXEL's Board of Directors considered, among other things, the written opinion of Goldman, Sachs & Co., the financial advisor to EXEL in connection with the Arrangements, to the effect that, as of April 28, 1998 and based upon the qualifications and assumptions described therein, the aggregate consideration in the form of New EXEL shares and cash, if any, to be received by shareholders of EXEL in connection with the Arrangements was fair as of April 28, 1998 to EXEL's shareholders from a financial point of view. A copy of such opinion is attached as an appendix to the Joint Proxy Statement.

    Consummation of the Arrangements is subject to certain conditions, including approval of the respective Arrangements by the requisite votes of each of the classes of the shareholders of both Mid Ocean and EXEL, and approval of each of the Arrangements by the Grand Court of the Cayman Islands and certain other regulatory authorities.

    The Notice of Class Meeting and the Joint ProxyStatement describing these transactions in greater detail are attached. Whether or not you plan to attend the EXEL Class Meeting, it is important that your shares be represented. Please give this information your careful consideration and complete, date, sign and return promptly the WHITE proxy card in the enclosed envelope. Should you decide to exercise your rights at the EXEL Class Meeting, you must either vote for or against the resolution seeking sanction of the EXEL Arrangement. You may attend the meeting and vote your shares in person if you wish, even though you have previously returned your proxy.

    Thank you for your cooperation and continued support.

    Sincerely,

Michael P. Esposito, Jr.    Brian M. O'Hara
CHAIRMAN OF THE BOARD       PRESIDENT AND CHIEF
                            EXECUTIVE OFFICER

                            YOUR VOTE IS IMPORTANT.
            PLEASE MARK, SIGN, DATE AND RETURN THE WHITE PROXY CARD
                PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE
                              EXEL CLASS MEETING.

                           Preliminary Proxy Material

                                  EXEL LIMITED

              ----------------------------------------------------

                    NOTICE OF CLASS MEETING OF SHAREHOLDERS

              ----------------------------------------------------

    A Class Meeting of Shareholders of EXEL Limited ("EXEL") will be held at the Princess Hotel, in the city of Hamilton, Bermuda, at 9:00 a.m., local time, on
July   , 1998 (the "CLASS MEETING"), for the following purposes:

        1. To consider and vote upon a resolution to approve the proposed Scheme of Arrangement pursuant to Section 85 of the Companies Law (1995 Revision) of the Cayman Islands between EXEL and its shareholders (the "EXEL ARRANGEMENT") under which EXEL will become a wholly owned subsidiary of Exel Merger Company Ltd., an exempted limited liability company incorporated under the laws of the Cayman Islands.

        2. To adjourn the Class Meeting, if necessary, to permit further solicitation of proxies in the event that there may not be sufficient votes at the time of the Class Meeting to approve the EXEL Arrangement.

        3. To transact such other business as may properly come before the Class Meeting or any adjournments or postponements thereof.

    Only holders of record of Ordinary Shares of EXEL, at the close of business
on            , 1998 are entitled to notice of and to vote at the Class Meeting or any adjournments or postponements thereof. Approval of resolution no. 1 above requires the affirmative vote of a majority in number representing 75% in value of the members present and voting in person or by proxy at the Class Meeting voting together as a single class.

Michael P. Esposito, Jr.                   Brian M. O'Hara
CHAIRMAN OF THE BOARD                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

           , 1998

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN
                          TO ATTEND THE CLASS MEETING.

THE BOARD OF DIRECTORS OF EXEL RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF
               THE MATTERS TO BE VOTED UPON AT THE CLASS MEETING.

                           Preliminary Proxy Material

     [LOGO]

                                                                          , 1998

Dear Fellow Shareholder:

    You are cordially invited to attend Class Meetings of Shareholders of Mid Ocean Limited ("MID OCEAN") called in accordance with an order of the Grand
Court of the Cayman Islands dated April   , 1998 to be held at the Princess
Hotel, Hamilton, Bermuda, on July   , 1998. A Class Meeting for Holders of Class
A Ordinary Shares (other than EXEL Limited, an exempted limited liability company incorporated under the laws of the Cayman Islands ("EXEL") and its subsidiaries) will take place at 11:00 a.m., local time. A Class Meeting for Holders of Class B Ordinary Shares will take place at 10:30 a.m., local time. A Class Meeting for Holders of Class C Ordinary Shares will take place at 10:00 a.m., local time. The three meetings are collectively referred to as the "MID OCEAN CLASS MEETINGS."

    At each Mid Ocean Class Meeting, the applicable class of shareholders will be asked to consider and vote upon a Resolution to approve the terms of a scheme of arrangement between Mid Ocean and its shareholders pursuant to Section 85 of the Companies Law (1995 Revision) of the Cayman Islands (the "COMPANIES LAW") as a result of which Mid Ocean will become directly and indirectly a wholly owned subsidiary of Exel Merger Company Ltd., an exempted limited liability company incorporated under the laws of the Cayman Islands, which will be renamed "EXEL Limited" ("NEW EXEL"), and, subject to the cash election rights described below, for each outstanding share in Mid Ocean at the effective time of such scheme of arrangement (other than shares held by EXEL and its subsidiaries) there will be allotted and issued 1.0215 shares in New EXEL (the "MID OCEAN ARRANGEMENT"). At
a class meeting on July   , 1998, the shareholders of EXEL will vote on a scheme
of arrangement between EXEL and its shareholders pursuant to Section 85 of the Companies Law under which EXEL will become a wholly owned subsidiary of New EXEL and, subject to the cash election rights described below, for each outstanding share in EXEL at the effective time of such scheme of arrangement there will be allotted and issued one share in New EXEL (the "EXEL ARRANGEMENT" and, together with the Mid Ocean Arrangement, the "ARRANGEMENTS"). Under the Arrangements, shareholders of EXEL and Mid Ocean will have an opportunity to elect to receive cash in lieu of shares in New EXEL, up to a maximum of $300 million in the aggregate. If more than that amount is elected, $204 million of the cash will be made available to shareholders of EXEL and $96 million of the cash will be made available to shareholders of Mid Ocean, on a PRO RATA basis within each group of shareholders. If the cash pool available to either group of shareholders is not exhausted by cash elections within such group, the excess cash shall be made available for the other group of shareholders. The enclosed Joint Proxy Statement explains in detail the terms of the proposed Arrangements, the Agreement and Schemes of Arrangement, dated March 16, 1998, amended and restated
April 28, 1998 and further amended on June   , 1998 (as so amended, the
"AGREEMENT"), providing for the Arrangements, and related matters. Please carefully review and consider all of this information.

    The Arrangements will provide you with the opportunity to participate as a shareholder in a combined company that will be one of the world's leading insurance and reinsurance organizations. We believe that New EXEL will be well positioned to compete more effectively in the increasingly competitive insurance industry and will benefit from a more diversified business, customer and distribution base and risk profile.

    MID OCEAN'S BOARD OF DIRECTORS HAS DETERMINED THAT THE AGREEMENT, THE MID OCEAN ARRANGEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY ARE ADVISABLE AND IN THE BEST INTERESTS OF MID OCEAN AND ITS SHAREHOLDERS. ACCORDINGLY, MID OCEAN'S BOARD OF DIRECTORS HAS APPROVED THE AGREEMENT, THE MID OCEAN ARRANGEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND RECOMMENDS THAT ALL SHAREHOLDERS VOTE IN FAVOR OF THE MID OCEAN ARRANGEMENT AT THE MID OCEAN CLASS MEETINGS.

                           Preliminary Proxy Material

    In reaching its decision, Mid Ocean's Board of Directors considered, among other things, the opinion of J.P. Morgan Securities Inc., the financial advisor to Mid Ocean in connection with the Arrangements, that the consideration to be paid to the shareholders of Mid Ocean was fair to Mid Ocean and its shareholders (other than EXEL), from a financial point of view, as of the date of the Directors' approval of the Agreement. A copy of the opinion of J.P. Morgan Securities Inc. dated the date hereof is attached as an appendix to the attached Joint Proxy Statement.

    Consummation of the Arrangements is subject to certain conditions, including but not limited to approval of the respective Arrangements by the requisite votes of each of the classes of shareholders of both Mid Ocean and EXEL, and approval of each of the Arrangements by the Grand Court of the Cayman Islands and certain other regulatory authorities.

    The Notice of Class Meetings and the Joint Proxy Statement describing these transactions in greater detail are attached. Whether or not you plan to attend the applicable Mid Ocean Class Meeting, it is important that your shares be represented. Please give this information your careful consideration and complete, date, sign and return promptly the WHITE proxy card in the enclosed envelope. Should you decide to exercise your rights at the Mid Ocean Class Meetings you must vote either for or against the resolution seeking sanction of the Mid Ocean Arrangement. You may attend the applicable Mid Ocean Class Meeting and vote your shares in person if you wish, even though you have previously returned your proxy.

    Thank you for your cooperation and continued support.

    Sincerely,

          [LOGO]                                      [LOGO]
Robert J. Newhouse, Jr.                               Michael A. Butt
    CHAIRMAN OF THE BOARD                             PRESIDENT AND CHIEF EXECUTIVE OFFICER

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THE WHITE PROXY CARD PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE APPLICABLE MID OCEAN CLASS MEETING.

                           Preliminary Proxy Material

                               MID OCEAN LIMITED

              ----------------------------------------------------

                    NOTICE OF CLASS MEETINGS OF SHAREHOLDERS

              ----------------------------------------------------

    A Class Meeting of each class of Shareholders of Mid Ocean Limited ("MID OCEAN") will be held at the Princess Hotel, in the city of Hamilton, Bermuda, on
July   , 1998. A Class Meeting for holders of Class A Ordinary Shares (other than EXEL Limited, an exempted limited liability company incorporated under the laws of the Cayman Islands, and its subsidiaries) will take place at 11:00 a.m., local time. A class meeting for holders of Class B Ordinary Shares will take place at 10:30 a.m., local time. A class meeting for holders of Class C Ordinary Shares will take place at 10:00 a.m., local time. These class meetings (each a "CLASS MEETING," and collectively, the "CLASS MEETINGS") will have the following purposes:

        1. To consider and vote upon a resolution to approve the Scheme of Arrangement pursuant to Section 85 of the Companies Law (1995 Revision) of the Cayman Islands between Mid Ocean and its shareholders (the "MID OCEAN ARRANGEMENT") under which Mid Ocean will become a wholly owned subsidiary of Exel Merger Company Ltd., an exempted limited liability company incorporated under the laws of the Cayman Islands.

        2. To adjourn the Class Meeting, if necessary, to permit further solicitation of proxies in the event that there may not be sufficient votes at the time of the Class Meeting to approve the Mid Ocean Arrangement.

        3. To transact such other business as may properly come before the Class Meeting or any adjournments or postponements thereof.

    Only holders of record of Mid Ocean Class A Ordinary Shares (other than EXEL Limited and its subsidiaries), Class B Ordinary Shares and Class C Ordinary
Shares, at the close of business on            , 1998, are entitled to notice of
and to vote at the applicable Class Meeting or any adjournments or postponements thereof. Approval of resolution no. 1 above requires the affirmative vote of a majority in number representing 75% in value of the members present and voting in person or by proxy at such Class Meeting voting together as a separate class.

          [LOGO]                                      [LOGO]
Robert J. Newhouse, Jr.                               Michael A. Butt
CHAIRMAN OF THE BOARD                                 PRESIDENT AND CHIEF EXECUTIVE
                                                      OFFICER

           , 1998

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN
                    TO ATTEND THE APPLICABLE CLASS MEETING.

   THE BOARD OF DIRECTORS OF MID OCEAN RECOMMENDS THAT SHAREHOLDERS VOTE FOR
        APPROVAL OF THE MATTERS TO BE VOTED UPON AT EACH CLASS MEETING.

                           Preliminary Proxy Material

                             JOINT PROXY STATEMENT

EXEL LIMITED                         MID OCEAN LIMITED

CLASS MEETING OF SHAREHOLDERS        CLASS MEETINGS OF SHAREHOLDERS EACH
TO BE HELD ON JULY   , 1998          TO BE HELD ON JULY   , 1998

    This Joint Proxy Statement (this "JOINT PROXY STATEMENT") is being furnished in connection with the solicitation of proxies relating to (i) a scheme of arrangement pursuant to Section 85 of the Companies Law (1995 Revision) of the Cayman Islands (the "COMPANIES LAW") between EXEL Limited, an exempted company incorporated under the laws of the Cayman Islands ("EXEL"), and its shareholders ("EXEL SHAREHOLDERS") (the "EXEL ARRANGEMENT") and (ii) a scheme of arrangement pursuant to Section 85 of the Companies Law between Mid Ocean Limited, an exempted company incorporated under the laws of the Cayman Islands ("MID OCEAN") and its shareholders ("MID OCEAN SHAREHOLDERS") other than EXEL and its subsidiaries (the "MID OCEAN ARRANGEMENT" and, together with the EXEL
Arrangement, the "ARRANGEMENTS"). Pursuant to the Arrangements up to       Class
A Shares, par value $.01 per share ("NEW EXEL VOTING SHARES"), and up to Class B Shares, par value $.01 per share ("NEW EXEL NON-VOTING SHARES" and, together with the New EXEL Voting Shares, the "NEW EXEL SHARES"), of Exel Merger Company Ltd., an exempted company incorporated under the laws of the Cayman Islands (which will change its name following the completion of the transaction to "EXEL Limited") ("NEW EXEL"), offered hereby to the shareholders of EXEL and Mid Ocean. Pursuant to the EXEL Arrangement, EXEL will become a wholly owned subsidiary of New EXEL, and, for each outstanding ordinary share, par value $0.01 per share, of EXEL ("EXEL ORDINARY SHARES") at the effectiveness of the EXEL Arrangement, subject to an EXEL Shareholder's entitlement to elect and to receive cash consideration for such shareholder's shares as, and up to the limits, described herein, there will be allotted and issued one New EXEL Voting Share. Pursuant to the Mid Ocean Arrangement, Mid Ocean will become a wholly owned subsidiary of New EXEL, and for each outstanding share, par value $0.20 per share (other than shares owned by EXEL and its subsidiaries), of Mid Ocean at the effectiveness of the Mid Ocean Arrangement, subject to a Mid Ocean Shareholder's entitlement to elect and to receive cash consideration for such shareholder's shares as, and up to the limits, described herein, there will be allotted and issued 1.0215 New EXEL Shares (such number being defined herein as the "EXCHANGE RATIO") in such class of shares and with such rights as described below.

    Based on the closing sale price per EXEL Ordinary Share as reported on The New York Stock Exchange, Inc. (the "NYSE") Composite Transactions reporting system on June 5, 1998 and the number of outstanding Mid Ocean Shares as of March 10, 1998, the aggregate consideration to be received by Mid Ocean Shareholders (other than EXEL and its subsidiaries) pursuant to the Mid Ocean Arrangement would be valued at approximately $2.2440 billion, exclusive of payments to be made in connection with stock options.

    This Joint Proxy Statement also serves as the Joint Proxy Statement of EXEL and Mid Ocean for use in connection with the solicitation of proxies by the Boards of Directors of EXEL and Mid Ocean to be used at the class meeting of EXEL Shareholders (the "EXEL CLASS MEETING") and at the class meetings of each of the three classes of Mid Ocean Shareholders (the "MID OCEAN CLASS MEETINGS" and, together with the EXEL Class Meeting, the "CLASS MEETINGS"), respectively, called in accordance with the orders of the Grand Court of the Cayman Islands
(the "GRAND COURT") dated April   , 1998 to approve (in the case of EXEL) the
EXEL Arrangement and such other matters as may properly be brought before the EXEL Class Meeting, and (in the case of Mid Ocean) the Mid Ocean Arrangement and such other matters as may properly be brought before the relevant Mid Ocean Class Meeting.

    Upon consummation of the EXEL Arrangement, each ordinary share, par value $0.01 per share, of EXEL ("EXEL ORDINARY SHARES") will be transferred to New EXEL and, subject to such EXEL Shareholder's right to receive cash consideration in lieu of New EXEL Shares (as described herein), there will be allotted and issued to the holder thereof one New EXEL Voting Share per EXEL Ordinary Share so transferred. Upon consummation of the Mid Ocean Arrangement, (i) each Class A Ordinary Share of Mid Ocean, par value $0.20 per share ("MID OCEAN CLASS A SHARES"), other than Mid Ocean Class A Shares held by EXEL or any of its subsidiaries, will be transferred to New EXEL and, subject to such Mid Ocean Shareholder's right to receive cash consideration in lieu of New EXEL Shares (as described herein), there will be allotted and issued to the holder thereof that number of New EXEL Voting Shares equal to the Exchange Ratio, (ii) each Class B Ordinary Share of Mid Ocean, par value $0.20 per share ("MID OCEAN CLASS B SHARES") and Class C Ordinary Shares of Mid Ocean, par value $0.20 per share ("MID OCEAN CLASS C SHARES," and the Mid Ocean Class A Shares, Mid Ocean Class B Shares, and Mid Ocean Class C Shares collectively, the "MID OCEAN SHARES"), will be transferred to New EXEL and, subject to such Mid Ocean Shareholder's right to receive cash consideration in lieu of New EXEL Shares (as described herein), there will be allotted and issued to the holder thereof that number of New EXEL Non-Voting Shares equal to the Exchange Ratio. Based upon the numbers of EXEL

                           Preliminary Proxy Material
Ordinary Shares and Mid Ocean Shares outstanding as of the date hereof, immediately after consummation of the Arrangements, EXEL Shareholders are expected to hold approximately 74% of the New EXEL Shares, and Mid Ocean
Shareholders (excluding EXEL and its subsidiaries) are expected to hold approximately 26% of the New EXEL Shares, assuming equivalent percentages of shareholders of EXEL and Mid Ocean elect to receive cash.

    EXEL Shareholders and Mid Ocean Shareholders may elect to receive cash in lieu of New EXEL Shares in exchange for their EXEL Ordinary Shares and Mid Ocean
Shares, respectively, up to a maximum of $300 million in the aggregate (the
"CASH ELECTION"). If more than that amount is elected, $204 million of the cash will be made available to EXEL Shareholders and $96 million of the cash will be made available to Mid Ocean Shareholders, on a PRO RATA basis within each group of shareholders. If the cash pool available to either group of shareholders is not exhausted by cash elections within such group, the excess cash shall be made available for the other group of shareholders. Subject to any PRO RATA adjustment, the cash consideration payable will be equal to the number of New
EXEL Shares such holder would have been entitled to receive multiplied by the average of the closing sales prices per EXEL Ordinary Share as reported on the NYSE Composite Transactions reporting system (as reported in THE WALL STREET
JOURNAL) during the ten consecutive trading days ending the tenth calendar day prior to the anticipated effectiveness of the Arrangements. If the value of EXEL
Ordinary Shares or Mid Ocean Shares held by shareholders electing to receive cash exceeds the cash amount available to such respective group of shareholders, the pro ration feature of the Cash Election will cause such EXEL Shareholders or Mid Ocean Shareholders, as the case may be, to receive some New EXEL Shares rather than cash regardless of what such shareholders elect to receive.

    For a more complete description of the Agreement and Schemes of Arrangement, dated March 16, 1998 (the "ORIGINAL AGREEMENT"), amended and restated April 28,
1998, and further amended on June , 1998, by and among EXEL, New EXEL and Mid
Ocean (as amended, the "AGREEMENT") and the Arrangements, see "THE
ARRANGEMENTS." The Agreement (prior to Amendment No. 2), Amendment No. 2 to the
Agreement, the EXEL Arrangement and the Mid Ocean Arrangement are attached to this Joint Proxy Statement as Appendices A, B, C and D, respectively, and are incorporated herein by reference.

    The last reported sale price of EXEL Ordinary Shares on the NYSE Composite
Transactions reporting system on             , 1998 was $         per share and
on March 13, 1998, the last trading day preceding public announcement of the proposed Arrangements, was $71.25 per share. The last reported sale price of Mid
Ocean Class A Shares as reported by the NYSE Composite Transactions reporting
system on             , 1998 was $         per share and on March 13, 1998 was
$63.3125 per share. Because the market price of EXEL Ordinary Shares is subject to fluctuation, the value of the New EXEL Shares that Mid Ocean Shareholders will receive in the Arrangements may increase or decrease prior to and after the effectiveness of the Arrangements. See "PRICE RANGE OF SHARES AND DIVIDENDS."

    Unless the context requires otherwise, $ refers to United States dollars.

    THIS JOINT PROXY STATEMENT AND FORMS OF PROXY ARE FIRST BEING MAILED TO
SHAREHOLDERS ON OR ABOUT JUNE   , 1998.

    THE NEW EXEL SHARES TO BE ISSUED PURSUANT TO THE ARRANGEMENTS WILL NOT BE
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),
IN RELIANCE ON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 3(a)(10) OF
THE SECURITIES ACT.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

                           --------------------------

            The date of this Joint Proxy Statement is June   , 1998.

                           --------------------------

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    NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION
OTHER THAN THOSE CONTAINED OR INCORPORATED IN THIS JOINT PROXY STATEMENT, AND,
IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON
AS HAVING BEEN AUTHORIZED BY EXEL OR MID OCEAN. THIS JOINT PROXY STATEMENT DOES
NOT CONSTITUTE AN OFFER TO EXCHANGE OR SELL, OR A SOLICITATION OF AN OFFER TO
EXCHANGE OR PURCHASE, THE SECURITIES OFFERED BY THIS JOINT PROXY STATEMENT, OR
THE SOLICITATION OF A PROXY, IN ANY JURISDICTION IN WHICH SUCH OFFER OR
SOLICITATION IS NOT AUTHORIZED OR TO OR FROM ANY PERSON TO WHOM IT IS UNLAWFUL
TO MAKE SUCH OFFER OR SOLICITATION. THE INFORMATION CONTAINED IN THIS JOINT
PROXY STATEMENT SPEAKS AS OF THE DATE HEREOF UNLESS OTHERWISE SPECIFICALLY
INDICATED. INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT REGARDING EXEL
HAS BEEN FURNISHED BY EXEL, AND INFORMATION HEREIN REGARDING MID OCEAN HAS BEEN
FURNISHED BY MID OCEAN.

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                               TABLE OF CONTENTS

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AVAILABLE INFORMATION......................................................................................          1

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................................................          1
FORWARD-LOOKING STATEMENTS.................................................................................          2
SUMMARY....................................................................................................          3
SELECTED FINANCIAL DATA....................................................................................         13
COMPARATIVE UNAUDITED PRO FORMA AND HISTORICAL PER SHARE DATA..............................................         17
EXEL CLASS MEETING.........................................................................................         19
  General..................................................................................................         19
  Matters to Be Considered.................................................................................         19
  Proxies..................................................................................................         19
  Record Date and Voting Rights............................................................................         19
  Dissenters' Rights.......................................................................................         20
  Recommendation of the EXEL Board.........................................................................         21
MID OCEAN CLASS MEETINGS...................................................................................         21
  General..................................................................................................         21
  Matters to Be Considered.................................................................................         21
  Proxies..................................................................................................         21
  Record Date and Voting Rights............................................................................         22
  Dissenters' Rights.......................................................................................         24
  Recommendation of the Mid Ocean Board....................................................................         24
THE ARRANGEMENTS...........................................................................................         24
  Background of the Arrangements...........................................................................         24
  Reasons for the Arrangements; Recommendations of the Boards of Directors.................................         30
  Reasons of EXEL for the Arrangements.....................................................................         30
  Reasons of Mid Ocean for the Arrangements................................................................         32
  Opinion of EXEL's Financial Advisor......................................................................         34
  Opinion of Mid Ocean's Financial Advisor.................................................................         39
  The Arrangements.........................................................................................         44
  Exchange of Shares.......................................................................................         45
  Conversion of Options....................................................................................         46
  Conditions to the Arrangements...........................................................................         47
  Conduct of Business Pending the Arrangements.............................................................         48
  Representations and Warranties...........................................................................         50
  Other Agreements.........................................................................................         50
  Management After the Arrangements........................................................................         52
  Compensation and Benefits................................................................................         52
  Waiver; Amendment........................................................................................         53
  Termination; Termination Fee.............................................................................         54
  Expenses.................................................................................................         55
  Indemnification and Insurance............................................................................         55
  Certain Federal Income Tax Consequences of the Arrangements..............................................         56
  Tax Consequences to United States Shareholders of Ownership of New EXEL Shares...........................         58
  Cash Election Procedure..................................................................................         61
  Exchange of Certificates.................................................................................         61
  Interests of Certain Persons in the Arrangements.........................................................         62
  Amendment to Mid Ocean Rights Agreement..................................................................         65
  Amendment to EXEL Rights Plan............................................................................         65
  Accounting Treatment.....................................................................................         65
  Regulatory Matters.......................................................................................         65
  Grand Court Approval.....................................................................................         66

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  Restrictions on Resales..................................................................................         67
  Cayman Islands Dissenters' Rights........................................................................         67
  Stock Exchange Listing of New EXEL Shares................................................................         68
THE SUPPORT AGREEMENT......................................................................................         69
MANAGEMENT AND OPERATIONS AFTER THE ARRANGEMENTS...........................................................         70
PRICE RANGE OF SHARES AND DIVIDENDS........................................................................         71
  Market Prices............................................................................................         71
  Dividends................................................................................................         72
INFORMATION ABOUT EXEL.....................................................................................         73
INFORMATION ABOUT NEW EXEL.................................................................................         73
INFORMATION ABOUT MID OCEAN................................................................................         73
NEW EXEL SHARE CAPITAL.....................................................................................         74
  Description of New EXEL Share Capital....................................................................         74
  General..................................................................................................         74
  New EXEL Shares..........................................................................................         74
  Dividend Rights..........................................................................................         75
  Liquidation..............................................................................................         75
  Voting Rights............................................................................................         75
  Preemptive Rights........................................................................................         76
  Transfer of Shares.......................................................................................         76
  Lien on Shares...........................................................................................         76
  Limitation of Liability's, Indemnification...............................................................         77
  Transfer Agent...........................................................................................         77
ANTITAKEOVER EFFECTS OF NEW EXEL ARTICLES..................................................................         77
  EXEL Rights Plan.........................................................................................         77
  Availability of Share Capital for Future Issuances.......................................................         78
COMPARISON OF SHAREHOLDER RIGHTS...........................................................................         78
  General..................................................................................................         78
  Authorized Share Capital.................................................................................         79
  Directors................................................................................................         79
  Election and Removal of Directors........................................................................         79
  Limitation of Liability's; Indemnification of Directors..................................................         80
  Dividends................................................................................................         80
  Amendment of Charter Documents...........................................................................         80
  Meetings of Shareholders.................................................................................         80
CERTAIN LITIGATION.........................................................................................         81
LEGAL OPINION..............................................................................................         81
EXPERTS....................................................................................................         81
SHAREHOLDER PROPOSALS......................................................................................         82
OTHER MATTERS..............................................................................................         82
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION...............................................         83
NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION..................................         87

APPENDIX A--Agreement and Schemes of Arrangement (as amended and restated).................................        A-1
APPENDIX B--Amendment No. 2 to the Agreement and Schemes of Arrangement....................................        B-1
APPENDIX C--EXEL Limited Scheme of Arrangement.............................................................        C-1
APPENDIX D--Mid Ocean Limited Scheme of Arrangement........................................................        D-1
APPENDIX E--Opinion of Goldman, Sachs & Co.................................................................        E-1
APPENDIX F--Opinion of J.P. Morgan Securities Inc..........................................................        F-1

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APPENDIX G--Form of New EXEL Memorandum and New EXEL Articles..............................................        G-1
APPENDIX H--Order of the Grand Court.......................................................................        H-1

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                             AVAILABLE INFORMATION

    EXEL and Mid Ocean are subject to certain informational requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and, in accordance therewith, file certain reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information can be inspected and copied at the public reference room of the Commission, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and copies of such materials can be obtained by mail from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. The Commission maintains an Internet world wide web site that contains reports, proxy and information statements and other information regarding issuers, like EXEL and Mid Ocean, who file electronically with the Commission. The address of that site is http://www.sec.gov. In addition, copies of such materials are available for inspection and reproduction at the public reference facilities of the Commission at its New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048; and at its Chicago Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Reports, proxy statements and other information concerning EXEL and Mid Ocean also may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The following documents previously filed by EXEL with the Commission are hereby incorporated by reference in this Joint Proxy Statement: (i) the EXEL Annual Report on Form 10-K for the year ended November 30, 1997, as filed February 25, 1998; (ii) the EXEL Quarterly Report on Form 10-Q/A for the quarter ended February 28, 1998, as filed April 21, 1998; (iii) the EXEL Quarterly Report on Form 10-Q for the quarter ended February 28, 1998, as filed April 14, 1998; (iv) the description of EXEL Ordinary Shares contained in the EXEL registration statement filed pursuant to Section 12 of the Exchange Act, including any amendment or report filed for purposes of giving or updating any such description; and (v) the EXEL Current Reports on Form 8-K filed March 17, 1998 and May 5, 1998.

    The following documents previously filed by Mid Ocean with the Commission are hereby incorporated by reference in this Joint Proxy Statement: (i) the Mid Ocean Annual Report on Form 10-K for the year ended October 31, 1997, as filed on January 28, 1998; (ii) the Mid Ocean Quarterly Reports on Form 10-Q for the quarters ended January 31, 1998 and April 30, 1998, as filed on March 17, 1998
and June   , 1998, respectively; (iii) the description of the Mid Ocean share capital and of the Mid Ocean 1993 Long-Term Incentive and Share Award Plan and Mid Ocean Rights (as defined herein) set forth in registration statements filed by Mid Ocean pursuant to Section 12 of the Exchange Act, including any amendment or report filed for purposes of giving or updating any such description; and
(iv) the Mid Ocean Current Reports on Form 8-K filed March 24, 1998 and May 14, 1998.

    In addition, all documents filed by EXEL and Mid Ocean with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the time at which the Mid Ocean Class Meetings and the EXEL Class Meeting have been finally closed are hereby deemed to be incorporated by reference herein. Any statements contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Joint Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Joint Proxy Statement.

    THIS JOINT PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THE DOCUMENTS RELATING TO EXEL (OTHER THAN EXHIBITS TO SUCH DOCUMENTS WHICH EXHIBITS ARE NOT SPECIFICALLY INCORPORATED BY REFERENCE IN SUCH DOCUMENTS) ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST FROM THE COMPANY SECRETARY, EXEL LIMITED, CUMBERLAND HOUSE, 1 VICTORIA STREET, HAMILTON, BERMUDA HM 11, TELEPHONE NUMBER (441) 292-8515. THE DOCUMENTS RELATING TO MID OCEAN (OTHER THAN EXHIBITS TO SUCH DOCUMENTS WHICH EXHIBITS ARE NOT SPECIFICALLY INCORPORATED BY REFERENCE IN SUCH DOCUMENTS) ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST FROM THE COMPANY SECRETARY, MID OCEAN LIMITED, RICHMOND HOUSE, 12 PAR-LA-VILLE ROAD, HAMILTON,

                           Preliminary Proxy Material
BERMUDA HM 08, TELEPHONE NUMBER (441) 292-1358. EXEL OR MID OCEAN, AS THE CASE MAY BE, WILL SEND THE REQUESTED DOCUMENTS BY FIRST-CLASS MAIL WITHIN ONE BUSINESS DAY OF THE RECEIPT OF THE REQUEST. IN ORDER TO ENSURE TIMELY DELIVERY
OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE BY            , 1998. PERSONS
REQUESTING COPIES OF EXHIBITS TO SUCH DOCUMENTS THAT ARE NOT SPECIFICALLY INCORPORATED BY REFERENCE IN SUCH DOCUMENTS WILL BE CHARGED THE COSTS OF REPRODUCTION AND MAILING OF SUCH EXHIBITS.

                           FORWARD-LOOKING STATEMENTS

    THIS JOINT PROXY STATEMENT CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF NEW EXEL FOLLOWING THE CONSUMMATION OF THE ARRANGEMENTS, INCLUDING STATEMENTS RELATING TO THE COST SAVINGS AND OTHER ADVANTAGES THAT ARE EXPECTED TO BE REALIZED FROM THE ARRANGEMENTS, THE EXPECTED IMPACT OF THE ARRANGEMENTS ON NEW EXEL'S FINANCIAL PERFORMANCE AND EARNINGS ESTIMATES FOR THE COMBINED COMPANY (SEE "THE ARRANGEMENTS-- REASONS OF EXEL FOR THE ARRANGEMENTS," AND "--REASONS OF MID OCEAN FOR THE ARRANGEMENTS," AND "MANAGEMENT AFTER THE ARRANGEMENTS"). THESE FORWARD-LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. NEW EXEL, EXEL AND MID OCEAN DO NOT UNDERTAKE ANY OBLIGATION TO REFLECT EVENTS AND CIRCUMSTANCES THAT ARISE AFTER THE DATE HEREOF. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) EXPECTED COST SAVINGS FROM THE ARRANGEMENTS CANNOT BE FULLY REALIZED OR REALIZED WITHIN THE EXPECTED TIME FRAME; (2) GREATER THAN EXPECTED REVENUE LOSS FOLLOWING THE ARRANGEMENTS; (3) COMPETITIVE PRESSURE IN THE INSURANCE AND REINSURANCE INDUSTRIES INCREASES SIGNIFICANTLY; (4) GREATER THAN EXPECTED COSTS OR DIFFICULTIES RELATED TO REGULATORY REQUIREMENTS ATTENDANT TO THE CONSUMMATION OF THE ARRANGEMENTS OR THE INTEGRATION OF THE BUSINESSES OF EXEL AND MID OCEAN; (5) GENERAL ECONOMIC CONDITIONS, INTERNATIONALLY, NATIONALLY OR REGIONALLY, ARE LESS FAVORABLE THAN EXPECTED; (6) LEGISLATION OR REGULATORY REQUIREMENTS OR CHANGES ADVERSELY AFFECT THE BUSINESSES IN WHICH THE COMBINED COMPANY WOULD BE ENGAGED;
(7) CHANGES IN BUSINESS CONDITIONS AND INFLATION; (8) CHANGES IN THE SECURITIES MARKETS; AND (9) NATURAL DISASTERS AND OTHER CATASTROPHIC EVENTS OCCUR WITH A FREQUENCY OR MAGNITUDE GREATER THAN EXPECTED. THE FORWARD-LOOKING EARNINGS ESTIMATES INCLUDED IN THIS JOINT PROXY STATEMENT HAVE NOT BEEN EXAMINED OR COMPILED BY THE INDEPENDENT PUBLIC ACCOUNTANTS OF EXEL OR MID OCEAN NOR HAVE SUCH ACCOUNTANTS APPLIED ANY PROCEDURES THERETO. ACCORDINGLY, SUCH ACCOUNTANTS DO NOT EXPRESS AN OPINION OR ANY OTHER FORM OF ASSURANCE ON THEM. FURTHER INFORMATION ON OTHER FACTORS WHICH COULD AFFECT THE FINANCIAL RESULTS OF NEW EXEL AFTER THE ARRANGEMENTS IS INCLUDED IN THE COMMISSION FILINGS INCORPORATED BY REFERENCE HEREIN.

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                           Preliminary Proxy Material

                                    SUMMARY

    THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN INFORMATION SET FORTH ELSEWHERE IN THIS JOINT PROXY STATEMENT AND IS NOT INTENDED TO BE COMPLETE. IT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS JOINT PROXY STATEMENT, THE ACCOMPANYING APPENDICES AND THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE.

GENERAL

    This Joint Proxy Statement, Notice of the EXEL Class Meeting to be held on
July   , 1998, Notice of the Mid Ocean Class Meetings to be held on July   ,
1998, and forms of proxy solicited in connection therewith are first being mailed to EXEL Shareholders and Mid Ocean Shareholders on or about
              , 1998. At the EXEL Class Meeting, EXEL Shareholders (other than Interested EXEL Shareholders (as defined herein) who have consented to the EXEL Arrangement) will consider and vote on the approval of the EXEL Arrangement. At the Mid Ocean Class Meetings, each class of Mid Ocean Shareholders (other than Interested Mid Ocean Shareholders (as defined herein) who have consented to the Mid Ocean Arrangement) will consider and vote on the approval of the Mid Ocean Arrangement. Copies of the Agreement (prior to Amendment No. 2), Amendment No. 2 to the Agreement, the EXEL Arrangement and the Mid Ocean Arrangement are attached to this Joint Proxy Statement as Appendices A, B, C and D, respectively, and are incorporated herein by reference.

THE COMPANIES

    EXEL. EXEL, an exempted company incorporated under the laws of the Cayman Islands on April 14, 1986, is a holding company whose principal source of income is dividends from its wholly owned subsidiary, X.L. Insurance Company, Ltd. EXEL, through X.L. Insurance Company, Ltd. and its other subsidiaries, provides excess liability insurance coverage to industrial, commercial and other enterprises, directors and officers of such enterprises, professional firms, high excess property coverage, and the assumption of reinsurance contracts on worldwide basis. As of November 30, 1997, EXEL and its subsidiaries had total assets of over $6.0 billion and 184 full-time equivalent employees. The principal executive offices of EXEL are located at Cumberland House, One Victoria Street, Hamilton, Bermuda HM11, and its telephone number is (441) 292-8515. All references herein to EXEL refer to EXEL and its subsidiaries, unless the context otherwise requires.

    For additional information regarding EXEL, see "THE ARRANGEMENTS" and "INFORMATION ABOUT EXEL."

    MID OCEAN. Mid Ocean, an exempted company incorporated under the laws of the Cayman Islands on April 8, 1993, is a holding company that, through its two wholly owned subsidiaries, Mid Ocean Reinsurance Company Ltd. and The Brockbank Group plc ("BROCKBANK"), provides insurance and reinsurance on a worldwide basis. As of October 31, 1997, Mid Ocean had assets of approximately $2.27 billion and 265 full-time equivalent employees. The principal executive offices of Mid Ocean are located at Richmond House, 12 Par-La-Ville Road, Hamilton, Bermuda HM 08, and its telephone number is (441) 292-1358.

    All references herein to Mid Ocean refer to Mid Ocean and its subsidiaries, unless the context otherwise requires. For additional information regarding Mid Ocean, see "THE ARRANGEMENTS" and "INFORMATION ABOUT MID OCEAN."

    NEW EXEL. New EXEL, an exempted company incorporated under the laws of the Cayman Islands, is a company formed by EXEL solely for the purpose of consummating the Arrangements, and is not

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                           Preliminary Proxy Material
engaged in any significant business activity. The principal executive office of New EXEL is Cumberland House, One Victoria Street, Hamilton, Bermuda HM11, and its telephone number is (441) 292-8515.

    EXEL/MID OCEAN RELATIONSHIP. EXEL accepted an offer to invest in Mid Ocean at the time of its establishment in 1992, and has since that time been the largest Mid Ocean Shareholder and has had at least two representatives on the Board of Directors of Mid Ocean (the "MID OCEAN BOARD"), including one on the Executive Committee of the Mid Ocean Board. From time to time, subsidiaries of EXEL and Mid Ocean also have entered into reinsurance coverage arrangements. See "THE ARRANGEMENTS-- Background of the Arrangements."

EXEL CLASS MEETING AND VOTE REQUIRED

    The EXEL Class Meeting will be held on July   , 1998 at 9:00 a.m., local
time, at The Princess Hotel, Hamilton, Bermuda. At that time, the EXEL Shareholders (other than Interested EXEL Shareholders) will be asked to consider and vote upon the approval of the EXEL Arrangement. The record holders of EXEL
Ordinary Shares at the close of business on               , 1998 (the "EXEL
RECORD DATE") are entitled to notice of and to vote at the EXEL Class Meeting.
On the EXEL Record Date, there were approximately     holders of record of EXEL
Ordinary Shares and       EXEL Ordinary Shares outstanding.

    Each EXEL Ordinary Share (other than shares owned by Interested EXEL Shareholders ("EXEL INTERESTED SHARES")) entitles its holder to one vote at the EXEL Class Meeting. All EXEL Shareholders (other than Interested EXEL Shareholders) vote together as a single class and the affirmative vote of a majority in number of such EXEL Shareholders present in person and voting in person or by proxy at the EXEL Class Meeting and representing 75% in value of such EXEL Shareholders is required to approve the EXEL Arrangement. As of the EXEL Record Date, directors and executive officers of EXEL (other than
Interested EXEL Shareholders) beneficially owned         EXEL Ordinary Shares,
equivalent to approximately    % of the votes entitled to be cast at the EXEL
Class Meeting. It is currently expected that each such officer of EXEL will vote the EXEL Ordinary Shares beneficially owned by him or her for approval of the EXEL Arrangement. In addition, as of the EXEL Record Date, certain directors and executive officers of Mid Ocean (the "INTERESTED EXEL SHAREHOLDERS"), including Michael P. Esposito, Jr., EXEL's Chairman, and Brian M. O'Hara, EXEL's Chief Executive Officer, both of whom are on the Mid Ocean Board, beneficially owned
    EXEL Ordinary Shares as of the EXEL Record Date equivalent to approximately % of the EXEL Ordinary Shares. The Interested EXEL Shareholders, who, under
Cayman Islands law, constitute a separate class of EXEL Shareholders for the purposes of the EXEL Arrangement, shall not vote in the EXEL Class Meeting, but have unanimously consented to the EXEL Arrangement. As of the EXEL Record Date, Mid Ocean beneficially owned no EXEL Ordinary Shares. See "EXEL CLASS MEETING."

MID OCEAN CLASS MEETINGS AND VOTE REQUIRED

    The Mid Ocean Class Meetings will be held on July   , 1998 at The Princess
Hotel, Hamilton, Bermuda, at 11:00 a.m. (for holders of Mid Ocean Class A Shares other than EXEL and its subsidiaries), 10:30 a.m. (for holders of Mid Ocean Class B Shares) and 10:00 a.m. (for holders of Mid Ocean Class C Shares). At each of the Mid Ocean Class Meetings, Mid Ocean Shareholders of the relevant class (other than Interested Mid Ocean Shareholders) will be asked to approve the Mid Ocean Arrangement. Only holders of record of Mid Ocean Shares at the
close of business on               , 1998 (the "MID OCEAN RECORD DATE") are
entitled to notice of and to vote at the Mid Ocean Class Meetings. On the Mid
Ocean Record Date, there were approximately       holders of record of Mid Ocean
Class A Shares and [36,088,147] Mid Ocean Class A Shares outstanding, one holder of record of Mid Ocean Class B Shares and 1,190,292 Mid Ocean Class B Shares outstanding, and one holder of record of Mid Ocean Class C Shares and 1,860,000 Mid Ocean Class C Shares outstanding.

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                           Preliminary Proxy Material

    Each class of Mid Ocean Shares will hold a separate meeting and have a separate vote, and each Mid Ocean Share (other than Mid Ocean Shares owned by Interested Mid Ocean Shareholders ("MID OCEAN INTERESTED SHARES")) entitles its holder to one vote at the appropriate Mid Ocean Class Meeting. The affirmative vote of a majority in number of Mid Ocean Shareholders present in person and voting in person or by proxy at each Mid Ocean Class Meeting and representing 75% in value of such Mid Ocean Shareholders at each Mid Ocean Class Meeting is required to approve the Mid Ocean Arrangement. As of the Mid Ocean Record Date, directors and executive officers of Mid Ocean beneficially owned approximately
       Mid Ocean Class A Shares, equivalent to approximately    % of the Mid
Ocean Class A Shares entitled to vote at the Mid Ocean Class A Meeting, no shares of Mid Ocean Class B Shares and no shares of Mid Ocean Class C Shares. It is currently expected that each such director and executive officer of Mid Ocean will vote the Mid Ocean Class A Shares beneficially owned by him or her for approval of the Mid Ocean Arrangement. In addition, as of the Mid Ocean Record Date, certain directors and executive officers of EXEL (the "INTERESTED MID OCEAN SHAREHOLDERS") beneficially owned significantly less than 1% of the Mid Ocean Shares. The Interested Mid Ocean Shareholders, who, under Cayman Islands law, constitute a separate class of Mid Ocean Shareholders for the purposes of the Mid Ocean Arrangement, shall not vote at the Mid Ocean Class Meetings, but have unanimously consented to the Mid Ocean Arrangement. As of the Mid Ocean Record Date, EXEL beneficially owned [9,676,367] Mid Ocean Class A Shares, equivalent to approximately [26.81]% of the Mid Ocean Class A Shares outstanding as of the Mid Ocean Record Date, but such shares are not being exchanged in the Mid Ocean Arrangement and are not eligible to vote at the Mid Ocean Class Meetings. See "MID OCEAN CLASS MEETINGS."

    J.P. Morgan Capital Corporation ("JPMCC"), the sole holder of all of the Mid Ocean Class B Shares and Mid Ocean Class C Shares, has entered into a Support Agreement dated as of March 15, 1998 (the "SUPPORT AGREEMENT"), with EXEL, pursuant to which JPMCC has agreed, among other things, to vote, subject to the terms of the Support Agreement, all of its Mid Ocean Shares in favor of the Mid Ocean Arrangement. See "THE SUPPORT AGREEMENT."

THE ARRANGEMENTS

    Subject to the requisite approvals being obtained at the EXEL Class Meeting and each of the Mid Ocean Class Meetings, EXEL and Mid Ocean will each cause a petition to be presented to the Grand Court seeking the sanctioning of the EXEL Arrangement and the Mid Ocean Arrangement, respectively, pursuant to Section 85 of the Companies Law.

    Pursuant to the EXEL Arrangement, EXEL will become a wholly owned subsidiary of New EXEL, and, subject to the Cash Election described below, each outstanding EXEL Ordinary Share will entitle the holder to receive one New EXEL Voting Share. Pursuant to the Mid Ocean Arrangement, Mid Ocean will become a direct and indirect (by virtue of the Mid Ocean Shares held by EXEL) wholly owned subsidiary of New EXEL, and, subject to the Cash Election described below, (i) each outstanding Mid Ocean Class A Share, other than Mid Ocean Class A Shares held by EXEL or any of its subsidiaries, will entitle the holder to receive such number of New EXEL Voting Shares equal to the Exchange Ratio, and (ii) each outstanding Mid Ocean Class B Share and Mid Ocean Class C Share will entitle the holder to receive such number of New EXEL Non-Voting Shares equal to the Exchange Ratio, provided that each such holder will receive cash in lieu of any fractional New EXEL Share which such holder would otherwise be entitled pursuant to the Mid Ocean Arrangement. The diagram below illustrates the corporate structure of New EXEL in relevant part following the Arrangements.

                           Preliminary Proxy Material

                          NEW EXEL CORPORATE STRUCTURE
                           FOLLOWING THE ARRANGEMENTS

                             [GRAPHIC]

    EXEL Shareholders and Mid Ocean Shareholders may exercise the Cash Election to receive cash in lieu of New EXEL Shares in exchange for their EXEL Ordinary Shares and Mid Ocean Shares, respectively, up to a maximum of $300 million in the aggregate. If more than that amount is elected, $204 million of the cash will be made available to EXEL Shareholders and $96 million of the cash will be made available to Mid Ocean Shareholders, on a PRO RATA basis within each group of shareholders. If the cash pool available to either group of shareholders is not exhausted by cash elections within such group, the excess cash shall be made available for the other group of shareholders. Subject to any PRO RATA adjustment, the cash consideration payable to any EXEL Shareholder or Mid Ocean Shareholder who elects cash will be equal to the number of New EXEL Shares such EXEL Shareholder or Mid Ocean Shareholder, respectively, would have been entitled to receive multiplied by the average of the closing sales prices per EXEL Ordinary Share during the ten consecutive trading day period ending the tenth calendar day prior to the anticipated Effective Time (as defined herein). If the value of EXEL Ordinary Shares or Mid Ocean Shares held by shareholders electing to receive cash exceeds the cash amount available to such respective

                           Preliminary Proxy Material
group of shareholders, the pro ration feature of the Cash Election will cause such EXEL Shareholders or Mid Ocean Shareholders, as the case may be, to receive some New EXEL Shares rather than cash regardless of what such shareholders elect to receive.

    Based upon the numbers of EXEL Ordinary Shares and Mid Ocean Shares outstanding as of the date hereof, immediately after consummation of the Arrangements, EXEL Shareholders are expected to hold approximately 74% of the New EXEL Shares, and Mid Ocean Shareholders (excluding EXEL and its subsidiaries) are expected to hold approximately 26% of the New EXEL Shares, assuming equivalent percentages of EXEL Shareholders and Mid Ocean Shareholders elect to receive cash. The charts below illustrate the potential effects of the Cash Election on the ownership of New EXEL. The charts below are for illustrative purposes only; due to fluctuations in the number of outstanding EXEL Ordinary Shares, the number of Mid Ocean Shares and the sales price per EXEL Ordinary Share prior to the Effective Time, the actual effects of the Cash Election may vary from the table below.

      ESTIMATED PRO FORMA OWNERSHIP OF NEW EXEL FOLLOWING THE ARRANGEMENTS
            (based on the number of outstanding EXEL Ordinary Shares
        as of April 13, 1998, the number of outstanding Mid Ocean Shares as of March 10, 1998 and the closing sales price
                  per EXEL Ordinary Share as of June 5, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   IN THE EVENT OF FULL SUBSCRIPTION BY BOTH
EXEL Shareholders and Mid Ocean Shareholders or
no Cash Elections (a)
Mid Ocean                                            26.23%
EXEL                                                 73.77%
In the event of full subscription by EXEL
Shareholders and no subscription by Mid
Ocean Shareholders (b)
Mid Ocean                                            27.18%
EXEL                                                 72.82%
In the event of full subscription by Mid
Ocean Shareholders and no subscription by
EXEL Shareholders (c)
Mid Ocean                                            23.54%
EXEL                                                 76.46%

------------------------

(a) Due to rounding to arrive at cash election figures, there would be a de minimis percentage change in ownership between this full subscription scenario (full subscription indicating that $204 million of the cash pool goes to EXEL Shareholders and $96 million goes to Mid Ocean Shareholders) and the no cash election scenario.

(b) Full subscription indicating that the $300 million cash pool goes to EXEL Shareholders only.

(c) Full subscription indicating that the $300 milion cash pool goes to Mid Ocean Shareholders only.

    The Cash Election constitutes only a small portion of the consideration to be received by EXEL Shareholders and Mid Ocean Shareholders in the Arrangements; the bulk of the consideration will be New EXEL Shares.

                           Preliminary Proxy Material

    The table below illustrates the potential effects of the Cash Election on the consideration that EXEL and Mid Ocean Shareholders will receive in the Arrangements. The table below is for illustrative purposes only; due to fluctuations in the number of outstanding EXEL Ordinary Shares, the number of Mid Ocean Shares and the sales price per EXEL Ordinary Share prior to Effective Time, the actual effects of the Cash Election may vary from the table below.

             POTENTIAL EFFECTS OF THE CASH ELECTION ON SHAREHOLDERS
 (based on the number of outstanding EXEL Ordinary Shares as of April 13, 1998, the number of outstanding Mid Ocean Shares as of March 10, 1998, and the closing sales price per EXEL Ordinary Share as of June 5, 1998)
                        (some figures have been rounded)

                                                                        EXEL
                                                             SHAREHOLDERS WOULD RECEIVE      MID OCEAN SHAREHOLDERS
                                                                                              (EXCEPT EXEL AND ITS
                                                                   APPROXIMATELY          SUBSIDIARIES) WOULD RECEIVE
                                                             (PER EXEL ORDINARY SHARE):          APPROXIMATELY
                                                                                             (PER MID OCEAN SHARE):
                                                            ----------------------------  ----------------------------
                                                              CASH      NEW EXEL SHARES     CASH      NEW EXEL SHARES
                                                            ---------  -----------------  ---------  -----------------
All EXEL Shareholders and all Mid Ocean Shareholders elect
  New EXEL Shares:                                          $       0            1.0      $       0         1.0215
All EXEL Shareholders elect cash and all Mid Ocean
  Shareholders elect New EXEL Shares:                       $    3.54         0.9525      $       0         1.0215
All EXEL Shareholders elect New EXEL Shares and all Mid
  Ocean Shareholders elect cash:                            $       0            1.0      $   10.18         0.8849
All EXEL Shareholders and all Mid Ocean Shareholders elect
  cash:                                                     $    2.41         0.9677      $    3.26         0.9778

    For additional information relating to the Arrangements, see "THE ARRANGEMENTS."

CONDITIONS TO THE ARRANGEMENTS

    The Arrangements are subject to the satisfaction of certain conditions, including among others: an affirmative vote to approve the EXEL Arrangement by a majority in number of EXEL Shareholders present in person and voting in person or by proxy at the EXEL Class Meeting and representing 75% in value of such EXEL Shareholders; an affirmative vote to approve the Mid Ocean Arrangement by a majority in number of the relevant class of Mid Ocean Shareholders present in person and voting in person or by proxy at each Mid Ocean Class Meeting and representing 75% in value of such Mid Ocean Shareholders at each Mid Ocean Class Meeting; the approval of the Grand Court as to both Arrangements; the receipt of certain regulatory approvals; the authorization of New EXEL Shares for trading on the NYSE, subject to official notice of issuance; receipt by EXEL and Mid Ocean of opinions of counsel as to the tax-free nature of the Arrangements for United States federal income tax purposes (except for cash paid for EXEL Ordinary Shares and Mid Ocean Shares pursuant to the Cash Election); and certain other customary closing conditions. There can be no assurance as to when and if such conditions will be satisfied (or, where permissible, waived) or that the Arrangements will be consummated. See "THE ARRANGEMENTS--Conditions to the Arrangements" and "--Certain Federal Income Tax Consequences of the Arrangements."

    For additional information relating to the Arrangements, see "THE ARRANGEMENTS."

                           Preliminary Proxy Material

RECOMMENDATIONS OF BOARDS OF DIRECTORS

    THE BOARD OF DIRECTORS OF EXEL (THE "EXEL BOARD") AND THE MID OCEAN BOARD HAVE APPROVED THE AGREEMENT AND THE ARRANGEMENTS. THE EXEL BOARD AND THE MID OCEAN BOARD BELIEVE THAT THE ARRANGEMENTS ARE ADVISABLE AND IN THE BEST INTERESTS OF EXEL AND MID OCEAN AND THEIR RESPECTIVE SHAREHOLDERS, AND RECOMMEND THAT SUCH SHAREHOLDERS VOTE "FOR" THE RESPECTIVE ARRANGEMENT TO BE VOTED ON BY SUCH SHAREHOLDERS. FOR A DISCUSSION OF THE FACTORS CONSIDERED BY THE EXEL BOARD AND THE MID OCEAN BOARD IN REACHING THEIR RESPECTIVE CONCLUSIONS, SEE "THE ARRANGEMENTS-- Background of the Arrangements," "--Reasons of EXEL for the Arrangements" and "--Reasons of Mid Ocean for the Arrangements."

OPINION OF EXEL'S FINANCIAL ADVISOR

    Goldman, Sachs & Co. ("GOLDMAN SACHS") has served as financial advisor to EXEL in connection with the Agreement and the Arrangements. Goldman Sachs has rendered a written opinion to the EXEL Board, dated as of April 28, 1998, to the effect that as of such date and based upon the qualifications and assumptions made and matters considered by Goldman Sachs described in such opinion, that the aggregate consideration in the form of New EXEL Voting Shares and cash, if any, to be received by EXEL Shareholders pursuant to the Arrangements is fair to the holders of EXEL Ordinary Shares from a financial point of view. A copy of the written opinion of Goldman Sachs (the "GOLDMAN SACHS OPINION") dated April 28, 1998 is attached to this Joint Proxy Statement as Appendix E and should be read in its entirety. EXEL has paid Goldman Sachs a fee of $1.0 million and will pay Goldman Sachs an additional fee of approximately $6.6 million subject to consummation of the Arrangements. See "THE ARRANGEMENTS--Opinion of EXEL's Financial Advisor."

OPINION OF MID OCEAN'S FINANCIAL ADVISOR

    J.P. Morgan Securities Inc. ("J.P. MORGAN") has served as financial advisor to Mid Ocean in connection with the Agreement and the Arrangements. J.P. Morgan has rendered its opinion to the Mid Ocean Board that, as of each date thereof, the consideration to be paid to Mid Ocean Shareholders pursuant to the Arrangements was fair from a financial point of view to Mid Ocean Shareholders (other than EXEL) and such opinion takes into account the fact that the consideration may be in the form of New EXEL Shares and/or cash. J.P. Morgan indicated that in giving its opinion it recognized that individual shareholders may make elections with respect to the form of consideration to be received based on a variety of factors, including their basis in Mid Ocean Shares, tax status and liquidity needs. Similarly, J.P. Morgan also has indicated that it took into account the voluntary nature of such election and the election alternatives given the proportion of share consideration that Mid Ocean Shareholders (other than EXEL) as a group will receive notwithstanding individual elections. This opinion was delivered orally (and subsequently confirmed in writing) to the Mid Ocean Board at its meeting on March 15, 1998 and was delivered again in writing on the date of the amendment and restatement of the Agreement and on the date of this Joint Proxy Statement. A copy of the opinion delivered by J.P. Morgan (the "J.P. MORGAN OPINION") on the date hereof is attached to this Joint Proxy Statement as Appendix F and should be read in its entirety with respect to assumptions made, matters considered and limitations on the review undertaken by J.P. Morgan in rendering its opinion. J.P. Morgan will receive an advisory fee of $10 million contingent upon consummation of the Arrangements. JPMCC, an affiliate of J.P. Morgan, holds 1,190,292 Mid Ocean Class B Shares, which constitute all of the outstanding shares of such class, and 1,860,000 Mid Ocean Class C Shares, which constitute all of the outstanding shares of such class. JPMCC also holds 4,701,980 EXEL Ordinary Shares, and in 1995 entered into a hedging transaction with respect to these shares. See "THE ARRANGEMENTS--Opinion of Mid Ocean's Financial Advisor."

                           Preliminary Proxy Material

EFFECTIVE TIMES OF THE ARRANGEMENTS

    Upon receipt of orders from the Grand Court sanctioning the Arrangements, the EXEL Arrangement will become effective upon the filing of the order of the Grand Court with respect to the EXEL Arrangement with the Registrar of Companies in the Cayman Islands (the "REGISTRAR") and upon an office copy of the order of the Grand Court sanctioning the Mid Ocean Arrangement being delivered to the Registrar for registration (such time, the "EXEL EFFECTIVE TIME" and such date, the "EFFECTIVE DATE"). The Mid Ocean Arrangement will become effective immediately after the EXEL Arrangement becomes effective as a matter of Cayman Islands law and upon the filing of the order of the Grand Court with respect to the Mid Ocean Arrangement with the Registrar (such time, the "EFFECTIVE TIME"). Prior to such filings, a closing (the "CLOSING") will be held for the purpose of confirming the satisfaction or waiver of the conditions to the Arrangements.

WAIVER; AMENDMENT; TERMINATION; EXPENSES

    Prior to the EXEL Effective Time, (i) any failure by either EXEL or Mid Ocean to comply with any obligation, covenant, agreement or condition contained in the Agreement may be waived by the other party, and (ii) subject to applicable law, the Agreement may be amended, modified or supplemented by an agreement in writing among the parties, PROVIDED that after the approval of the Mid Ocean Arrangement by each class of Mid Ocean Shareholders, the consideration to be received by Mid Ocean Shareholders may not be decreased or altered without the approval of the Mid Ocean Shareholders.

    The Agreement may be terminated and the Arrangements abandoned at any time prior to the EXEL Effective Time: (i) by the mutual consent of the parties; (ii) by either party, in the event that the Effective Time does not occur by October 31, 1998, PROVIDED that the failure of the terminating party to fulfill its obligations under the Agreement has not been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date; (iii) by either party, if a governmental authority (including the Grand Court) issues a final and nonappealable order restraining or prohibiting the Arrangements; (iv) by either party, if such party is unable to obtain the required approval of its respective shareholders at a meeting of its shareholders; (v) by either party, if such party is not in material breach of any of its representations, warranties, covenants or agreements set forth in the Agreement and the other party materially breaches any of its representations, warranties, covenants or agreements set forth in the Agreement, in each case after inability or failure to cure within 30 days; and (vi) by EXEL, if any person has effected a merger or other combination with Mid Ocean, or entered into an agreement to do so, with respect to the acquisition of more than 10% of the assets or voting power of Mid Ocean.

    Each party to the Agreement will bear its own expenses incurred in connection with the Agreement, except that, if the Agreement is terminated under certain circumstances involving a third-party offer to effect a business combination transaction with either EXEL or Mid Ocean, and within one and one-half years after such termination a third party consummates a business combination with EXEL or Mid Ocean of a type, and at or above the minimum consideration, specified in the Agreement, EXEL or Mid Ocean (as the case may be) will, under certain circumstances, be obligated to pay the other a termination fee equal to $65 million plus expenses incurred by the other party in connection with the Agreement and the transactions contemplated thereby. See "THE ARRANGEMENTS--Termination; Termination Fee."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The Arrangements are intended to qualify as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended (the "CODE"). As a condition to the obligations of EXEL, New EXEL and Mid Ocean to consummate the Arrangements, EXEL and Mid Ocean must receive the opinions of Wachtell, Lipton, Rosen & Katz and Davis Polk & Wardwell, respectively, dated the Effective Date, rendered on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the facts existing on the Effective Date, to the effect that: (i) the Arrangements will qualify

                           Preliminary Proxy Material
as an exchange under Section 351(a) of the Code; (ii) no gain or loss will be recognized by United States transferors of EXEL Ordinary Shares who own less than 5% of both the total voting power and the total value of the New EXEL Shares immediately after the Arrangements, and who do not receive any cash pursuant to the Cash Election, upon the receipt of solely New EXEL Shares pursuant to the EXEL Arrangement; (iii) no gain or loss will be recognized by United States transferors of EXEL Ordinary Shares who own 5% or more of the total voting power or the total value of the New EXEL Shares immediately after the Arrangements, and who do not receive any cash pursuant to the Cash Election, upon the receipt of solely New EXEL Shares pursuant to the EXEL Arrangement, PROVIDED that such United States transferors enter into gain recognition agreements meeting the requirements of Internal Revenue Service ("IRS") Notice 87-85 and applicable United States Treasury regulations; (iv) no gain or loss will be recognized by United States transferors of Mid Ocean Shares who own less than 5% of both the total voting power and the total value of the New EXEL Shares immediately after the Arrangements, and who do not receive any cash pursuant to the Cash Election, upon the receipt of solely New EXEL Shares pursuant to the Mid Ocean Arrangement (except with respect to cash received in lieu of a fractional share interest in New EXEL Shares); and (v) no gain or loss will be recognized by United States transferors of Mid Ocean Shares who own 5% or more of the total voting power or the total value of the shares of New EXEL immediately after the Arrangements, and who do not receive any cash pursuant to the Cash Election procedures, upon the receipt of solely New EXEL Shares pursuant to the Mid Ocean Arrangement (except with respect to cash received in lieu of a fractional share interest in New EXEL Shares), PROVIDED that such United States transferors enter into gain recognition agreements meeting the requirements of IRS Notice 87-85 and applicable United States Treasury regulations. For a more complete description of the federal income tax consequences of the Arrangements, see "THE ARRANGEMENTS--Certain Federal Income Tax Consequences of the Arrangements."

ACCOUNTING TREATMENT

    It is intended that the Arrangements will be accounted for as a "purchase" under generally accepted accounting principles ("GAAP"). See "THE
ARRANGEMENTS--Accounting Treatment."

INTERESTS OF CERTAIN PERSONS IN THE ARRANGEMENTS

    Certain members of Mid Ocean management and of the Mid Ocean Board have certain arrangements with respect to New EXEL, including those relating to the appointment of Messrs. Robert J. Newhouse, Jr., Michael A. Butt and certain other non-executive directors of Mid Ocean to the Board of Directors of New EXEL (the "NEW EXEL BOARD"), certain benefits under existing employment and consulting agreements and severance and benefit plans, and certain post-Arrangements employment and consulting opportunities and compensation arrangements. See "THE ARRANGEMENTS--Interests of Certain Persons in the Arrangements."

    JPMCC, an affiliate of J.P. Morgan, Mid Ocean's financial advisor, holds 1,190,292 Mid Ocean Class B Shares, which constitute all of the outstanding shares of such class, and 1,860,000 Mid Ocean Class C Shares, which constitute all of the outstanding shares of such class. JPMCC also holds 4,701,980 EXEL Ordinary Shares, and in 1995 entered into a hedging transaction with respect to these shares whereby an affiliate of JPMCC borrowed EXEL Ordinary Shares and sold them short into the market with the result that JPMCC is insulated from economic exposure to EXEL Ordinary Shares.

AMENDMENT TO MID OCEAN RIGHTS AGREEMENT

    Each Mid Ocean Share has attached to it a right (a "MID OCEAN RIGHT") issued pursuant to the Rights Agreement, dated as of September 12, 1996, between Mid Ocean and the Bank of New York, as rights agent (the "MID OCEAN RIGHTS AGREEMENT"). In connection with the execution of the Agreement, Mid Ocean amended the Mid Ocean Rights Agreement to provide that (i) the entering into of the Agreement, the

                           Preliminary Proxy Material
consummation of the Arrangements, the execution and delivery of the Support Agreement and any acquisition of Mid Ocean Shares by EXEL (and certain related persons) will not cause EXEL, JPMCC or any related person to become an Acquiring Person (as defined in the Mid Ocean Rights Agreement), and (ii) the Mid Ocean Rights will not become exercisable at any time from and after, and the Mid Ocean Rights Agreement will expire at, the Effective Time. See "THE ARRANGEMENTS--Amendment to Mid Ocean Rights Agreement."

AMENDMENT TO EXEL RIGHTS PLAN

    Each EXEL Ordinary Share has attached to it a right (an "EXEL RIGHT") issued pursuant to the Rights Agreement, dated as of December 1, 1995, between EXEL and Mellon Securities Trust Company, as rights agent (the "EXEL RIGHTS PLAN"). In connection with the execution of the Agreement, EXEL amended the EXEL Rights Plan to provide, among other things, that (i) the execution and delivery of the Agreement and the Support Agreement and consummation of the Arrangements and any acquisition of EXEL Ordinary Shares by New EXEL or Mid Ocean Shareholders or JPMCC (and certain related persons) as contemplated by the Agreement, will not cause the EXEL Rights to become exercisable, or cause the EXEL Rights to be separated from the EXEL Ordinary Shares to which they are attached, and (ii) the EXEL Rights may not become exercisable at any time from and after, and the EXEL Rights Plan will terminate at, the Effective Time. See "THE ARRANGEMENTS--Amendment to EXEL Rights Plan" and "ANTITAKEOVER EFFECTS OF NEW EXEL ARTICLES--EXEL Rights Plan."

    It is expected that after the Effective Time, New EXEL will enter into a rights agreement similar to the EXEL Rights Plan. See "ANTITAKEOVER EFFECTS OF NEW EXEL ARTICLES."

DISSENTERS' RIGHTS

    Neither EXEL Shareholders nor Mid Ocean Shareholders have dissenters' appraisal rights under the Companies Law with respect to the Arrangements. If the Arrangements are approved by the requisite vote(s) and the Grand Court approves the respective Arrangement, the order of the Grand Court will bind in any dissenters to the terms of such Arrangement. See "EXEL CLASS MEETING--Dissenters' Rights," "MID OCEAN CLASS MEETINGS--Dissenters' Rights" and "THE ARRANGEMENTS--Cayman Islands Dissenters' Rights."

NEW EXEL ARTICLES

    If the Arrangements are consummated, holders of EXEL Ordinary Shares and holders of Mid Ocean Shares will become holders of New EXEL Shares. While the rights of the holders of the former EXEL Ordinary Shares and Mid Ocean Shares will still be governed by the laws of the Cayman Islands, their rights as shareholders will also be governed by the New EXEL Memorandum (as defined herein) and the New EXEL Articles (as defined herein).

    Certain significant differences between the New EXEL Articles and the existing EXEL Articles (as defined herein) and Mid Ocean Articles are described below and the full text of the New EXEL Memorandum and the New EXEL Articles is attached as Appendix G to this Joint Proxy Statement. See "NEW EXEL SHARE CAPITAL," "ANTITAKEOVER EFFECTS OF NEW EXEL ARTICLES" and "COMPARISON OF SHAREHOLDER RIGHTS."

                           Preliminary Proxy Material

                            SELECTED FINANCIAL DATA

    The following tables present (i) summary selected financial data for each of EXEL and Mid Ocean on a historical basis and (ii) summary unaudited pro forma selected financial data reflecting the consummation of the Arrangements. The unaudited pro forma selected financial data has been prepared giving effect to the Arrangements as a purchase. The summary unaudited pro forma selected financial data does not reflect any anticipated reorganization or restructuring expenses resulting from the Arrangements.

    The summary selected financial data for EXEL is based on and derived from, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of EXEL, audited by Coopers & Lybrand, independent accountants, which are incorporated herein by reference. Specifically, Item 6 in the Annual Report on Form 10-K for the fiscal year ending November 30, 1997, as filed February 25, 1998, is hereby incorporated by reference with regard to the summary selected financial data on a historical basis, with the exception of the calculations of earnings per share ("EPS") for the years ended November 30, 1997, 1996 and 1995 that are presented herein as restated in accordance with Statement of Financial Accounting Standard No. 128. Supplementally disclosed herein is Operating net income and Operating net income per share. Operating net income represents net income excluding any realized investment gains or losses. Operating net income per share is calculated by dividing Operating net income by the weighted average number of shares outstanding. These statistical measures are not contemplated by Statement of Financial Accounting Standard No. 128, but EXEL and Mid Ocean believe that such measures are regarded by analysts in the insurance industry as a key measure of performance. The summary selected financial data for Mid Ocean is based on and derived from, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of Mid Ocean, audited by KPMG Peat Marwick, independent accountants, which are incorporated herein by reference. Specifically, the Selected Financial Data table contained in the 1997 Annual Report on Form 10-K for the fiscal year ending October 31, 1997, as filed January 28, 1998, is hereby incorporated by reference, with the exception of the calculations of EPS for the years ended October 31, 1997, 1996 and 1995 which are presented herein as restated in accordance with Statement of Financial Accounting Standard No. 128. The information set forth in the unaudited summary selected pro forma financial data should be read in connection with the unaudited pro forma condensed financial information and notes thereto appearing elsewhere herein. Results of EXEL for the three months ended February 28, 1998 and results of Mid Ocean for the three months ended January 31, 1998 are not necessarily indicative of results expected for the entire year, nor are pro forma amounts necessarily indicative of results of operations or the combined financial position that would have resulted had the Arrangements been consummated at the beginning of the period indicated. All adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of results of the unaudited historical interim periods have been included. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

                           Preliminary Proxy Material

               SELECTED SUMMARY HISTORICAL FINANCIAL DATA OF EXEL

                                                          FEBRUARY 28,              AS OF NOVEMBER 30,
                                                              1998       ----------------------------------------
                                                           (UNAUDITED)       1997          1996          1995
                                                          -------------  ------------  ------------  ------------
                                                                      (IN THOUSANDS OF U.S. DOLLARS)
BALANCE SHEET DATA:
Assets:
  Total investments and cash............................   $ 4,803,843   $  4,649,267  $  4,025,660  $  4,028,728

  Investments in affiliates.............................       540,625        517,396       414,891       351,669
  Unquoted investments..................................        31,445         27,244        23,803        10,067
  Insurance and reinsurance balances receivable.........       509,505        410,263       391,526       235,030
  Prepaid reinsurance premiums..........................       117,246        108,916        63,467         2,438
  Goodwill..............................................       265,731        267,695       --            --
  Other assets..........................................       121,259        107,681       112,191        96,974
                                                          -------------  ------------  ------------  ------------
Total Assets............................................     6,389,654      6,088,462     5,031,538     4,724,906
                                                          -------------  ------------  ------------  ------------
                                                          -------------  ------------  ------------  ------------
Liabilities and Shareholders' Equity:
  Losses and loss expenses..............................     2,409,255      2,342,254     2,099,096     1,920,500
  Unearned premiums.....................................       652,489        566,911       679,535       539,296
  Other liabilities and minority interest...............       665,854        700,167       136,869       258,977
                                                          -------------  ------------  ------------  ------------
  Total Liabilities and minority interest...............     3,727,598      3,609,332     2,915,500     2,718,773

Total Shareholders' Equity..............................     2,662,056      2,479,130     2,116,038     2,006,133
                                                          -------------  ------------  ------------  ------------
Total Liabilities and Shareholders' Equity..............     6,389,654      6,088,462     5,031,538     4,724,906
                                                          -------------  ------------  ------------  ------------
                                                          -------------  ------------  ------------  ------------

                           Preliminary Proxy Material

                                                      THREE MONTHS ENDED
                                                         FEBRUARY 28,
                                                         (UNAUDITED)               YEAR ENDED NOVEMBER 30,
                                                    ----------------------  -------------------------------------
                                                       1998        1997        1997         1996         1995
                                                    ----------  ----------  -----------  -----------  -----------

                                                                   (IN THOUSANDS OF U.S. DOLLARS)
INCOME STATEMENT DATA:
Revenue:
  Net premiums earned.............................  $  139,882  $  119,837  $   540,653  $   517,892  $   558,049
  Net investment income...........................      57,528      51,557      216,552      198,598      200,145
  Equity in net income of affiliates..............      15,207      13,155       65,882       59,249       51,074
  Net realized gains on investments...............      62,951      32,613      335,939      206,212       49,774
                                                    ----------  ----------  -----------  -----------  -----------
Total Revenues....................................     275,568     217,162    1,159,026      981,951      859,042
                                                    ----------  ----------  -----------  -----------  -----------
  Losses and loss expenses........................      81,772      84,960      365,325      405,357      440,922
  Acquisition and operational expenses............      31,479      21,491       98,665       79,476       83,602
  Other expenses..................................       5,126           0       13,020            0            0
                                                    ----------  ----------  -----------  -----------  -----------
Total Expenses....................................     118,377     106,451      477,010      484,833      524,524
                                                    ----------  ----------  -----------  -----------  -----------
Minority interest and income tax..................       1,781       2,593        5,055        2,805        1,720
                                                    ----------  ----------  -----------  -----------  -----------
Net Income........................................     155,410     108,118      676,961      494,313      332,798
                                                    ----------  ----------  -----------  -----------  -----------
                                                    ----------  ----------  -----------  -----------  -----------
Net income per share:
  --Basic                                           $     1.84  $     1.24  $      7.95  $      5.45  $      3.24
                                                    ----------  ----------  -----------  -----------  -----------
                                                    ----------  ----------  -----------  -----------  -----------
  --Diluted                                         $     1.81  $     1.23  $      7.84  $      5.39  $      3.21
                                                    ----------  ----------  -----------  -----------  -----------
                                                    ----------  ----------  -----------  -----------  -----------
Operating net income..............................  $   72,459  $   75,505  $   341,022  $   288,101  $   283,024
                                                    ----------  ----------  -----------  -----------  -----------
                                                    ----------  ----------  -----------  -----------  -----------
Operating net income per share:
  --Basic.........................................  $     1.09  $     0.87  $      4.01  $      3.18  $      2.76
                                                    ----------  ----------  -----------  -----------  -----------
                                                    ----------  ----------  -----------  -----------  -----------
  --Diluted.......................................  $     1.07  $     0.86  $      3.95  $      3.14  $      2.73
                                                    ----------  ----------  -----------  -----------  -----------
                                                    ----------  ----------  -----------  -----------  -----------

                           Preliminary Proxy Material

            SELECTED SUMMARY HISTORICAL FINANCIAL DATA OF MID OCEAN

                                                            APRIL 30,                  OCTOBER 31,
                                                               1998      ----------------------------------------
                                                           (UNAUDITED)       1997          1996          1995
                                                           ------------  ------------  ------------  ------------
                                                                       (IN THOUSANDS OF U.S. DOLLARS)
BALANCE SHEET DATA:
Assets:
  Total investments and cash.............................  $  1,802,985  $  1,669,628  $  1,550,613  $  1,386,829

  Unquoted investments...................................        11,839         9,880         7,914         3,453
  Insurance and reinsurance balances receivable..........       470,879       352,031       340,860       214,354
  Prepaid reinsurance....................................        39,917        14,679        15,846         5,476
  Goodwill...............................................       108,781       112,506        24,416       --
  Other assets...........................................       142,707       111,881        83,050        45,396
                                                           ------------  ------------  ------------  ------------
Total Assets.............................................     2,577,108     2,270,605     2,022,699     1,655,508
                                                           ------------  ------------  ------------  ------------
                                                           ------------  ------------  ------------  ------------
Liabilities and Shareholders' Equity:
  Losses and loss expenses...............................       546,772       496,952       427,717       336,051
  Unearned premiums......................................       469,277       321,845       303,340       206,335
  Other liabilities and minority interest................       109,267        78,847       174,443       144,328
                                                           ------------  ------------  ------------  ------------
Total Liabilities and minority interest..................     1,125,316       897,644       905,500       686,714

Total Shareholders' Equity...............................     1,451,792     1,372,961     1,117,199       968,794
                                                           ------------  ------------  ------------  ------------
Total Liabilities and Shareholders' Equity...............     2,577,108     2,270,605     2,022,699     1,655,508
                                                           ------------  ------------  ------------  ------------
                                                           ------------  ------------  ------------  ------------

                                                         SIX MONTHS ENDED
                                                             APRIL 30,
                                                            (UNAUDITED)              YEAR ENDED OCTOBER 31,
                                                      -----------------------  ----------------------------------
                                                         1998         1997        1997        1996        1995
                                                      -----------  ----------  ----------  ----------  ----------

                                                                    (IN THOUSANDS OF U.S. DOLLARS)
INCOME STATEMENT DATA:
Revenue:
  Net premiums earned...............................  $   245,804  $  238,849  $  486,741  $  436,097  $  379,390
  Net investment income.............................       54,393      49,175     103,429      83,261      73,835
  Net realized gains on investments.................       25,907        (729)      9,603       2,126       1,476
  Other Income......................................        9,545       2,115      19,598      17,632      (2,436)
                                                      -----------  ----------  ----------  ----------  ----------
  Total Revenues....................................      335,649     284,410     619,371     539,116     452,265
                                                      -----------  ----------  ----------  ----------  ----------
  Losses and loss expenses..........................      109,538     108,448     216,171     211,888     198,650
  Acquisition and operational expenses..............       77,898      62,768     144,747     109,496      70,680
                                                      -----------  ----------  ----------  ----------  ----------
Total Expenses......................................      187,436     171,216     360,918     321,384     269,330
                                                      -----------  ----------  ----------  ----------  ----------
Minority interest and income tax....................       (4,843)     (3,276)     13,445       6,088           0
                                                      -----------  ----------  ----------  ----------  ----------
                                                      -----------  ----------  ----------  ----------  ----------
Net Income..........................................      143,370     114,918     245,008     211,644     182,935
                                                      -----------  ----------  ----------  ----------  ----------
Net income per share:
  --Basic...........................................  $      3.66  $     3.11  $     6.52  $     6.14  $     5.13
                                                      -----------  ----------  ----------  ----------  ----------
                                                      -----------  ----------  ----------  ----------  ----------
  --Diluted.........................................  $      3.63  $     3.09  $     6.46  $     5.75  $     4.90
                                                      -----------  ----------  ----------  ----------  ----------
                                                      -----------  ----------  ----------  ----------  ----------
Operating net income................................  $   117,463  $  115,647  $  235,405  $  209,518  $  181,459
                                                      -----------  ----------  ----------  ----------  ----------
                                                      -----------  ----------  ----------  ----------  ----------
Operating net income per share:
  --Basic...........................................  $      3.00  $     3.13  $     6.26  $     5.08  $     5.09
                                                      -----------  ----------  ----------  ----------  ----------
                                                      -----------  ----------  ----------  ----------  ----------
  --Diluted.........................................  $      2.97  $     3.11  $     6.21  $     5.69  $     4.86
                                                      -----------  ----------  ----------  ----------  ----------
                                                      -----------  ----------  ----------  ----------  ----------

                           Preliminary Proxy Material

             SELECTED SUMMARY PRO FORMA COMBINED FINANCIAL DATA OF
                               EXEL AND MID OCEAN

    The following selected summary pro forma financial data is qualified in its entirety by reference to the pro forma condensed consolidated balance sheet and income statements and notes thereto presented elsewhere in this Joint Proxy Statement.

                                                                                   AS OF
                                                                                FEBRUARY 28,
                                                                                    1998
                                                                              ----------------
BALANCE SHEET DATA:

Total investments and cash..................................................    $  6,531,589
                                                                              ----------------
                                                                              ----------------
Total assets................................................................       9,666,163
                                                                              ----------------
                                                                              ----------------
Loss reserves...............................................................       2,915,848
                                                                              ----------------
                                                                              ----------------
Total liabilities...........................................................       4,793,460
                                                                              ----------------
                                                                              ----------------
Shareholders' equity........................................................       4,872,703
                                                                              ----------------
                                                                              ----------------
Total liabilities and shareholders' equity..................................       9,666,163
                                                                              ----------------
                                                                              ----------------


                                                                                THREE MONTHS
                                                                                   ENDED
                                                                                FEBRUARY 28,       YEAR ENDED
                                                                                    1998        NOVEMBER 30, 1997
                                                                              ----------------  -----------------
INCOME STATEMENT DATA:

Net premiums earned.........................................................    $    262,797      $   1,033,121
                                                                              ----------------  -----------------
                                                                              ----------------  -----------------
Total revenues..............................................................         426,196          1,721,990
                                                                              ----------------  -----------------
                                                                              ----------------  -----------------
Losses and loss expenses....................................................         144,305            587,414
                                                                              ----------------  -----------------
                                                                              ----------------  -----------------
Amortization of intangible assets...........................................          11,431             38,223
                                                                              ----------------  -----------------
                                                                              ----------------  -----------------
Total expenses..............................................................         224,903            872,654
                                                                              ----------------  -----------------
                                                                              ----------------  -----------------
Net income..................................................................         196,907            830,776
                                                                              ----------------  -----------------
                                                                              ----------------  -----------------

NET INCOME PER SHARE DATA:

Basic.......................................................................    $       1.71      $        7.18
                                                                              ----------------  -----------------
                                                                              ----------------  -----------------

Diluted.....................................................................    $       1.69      $        7.10
                                                                              ----------------  -----------------
                                                                              ----------------  -----------------

OPERATING NET INCOME PER SHARE DATA:

Basic.......................................................................    $       1.04      $        4.20
                                                                              ----------------  -----------------
                                                                              ----------------  -----------------
Diluted.....................................................................    $       1.03      $        4.15
                                                                              ----------------  -----------------
                                                                              ----------------  -----------------

                           Preliminary Proxy Material

         COMPARATIVE UNAUDITED PRO FORMA AND HISTORICAL PER SHARE DATA

    The following table presents (i) selected comparative per share data for each of EXEL and Mid Ocean on a historical basis and (ii) selected unaudited pro forma comparative per share data reflecting the consummation of the Arrangements. The unaudited pro forma comparative per share data assumes the Arrangements had been consummated on December 1, 1996. The unaudited pro forma data has been prepared giving effect to the Arrangements using the purchase method of accounting.

    The unaudited pro forma per share data does not reflect any anticipated reorganization or restructuring expenses resulting from the Arrangements. The Mid Ocean pro forma equivalent amounts are presented with respect to each set of pro forma information, and have been calculated by multiplying the corresponding pro forma combined amounts per New EXEL Share by the Exchange Ratio.

    EXEL and Mid Ocean expect that the combined company will achieve certain benefits from the Arrangements in the form of operating cost savings, but these are not expected to be material and have not been included in the calculations below.

    The comparative per share data presented herein is based on and derived from, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of each of EXEL and Mid Ocean incorporated by reference herein. See "AVAILABLE INFORMATION," "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE," and "UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION." Results of EXEL for the three months ended February 28, 1998 and results of Mid Ocean for the six months ended April 30, 1998 are not necessarily indicative of results expected for the entire year, nor are pro forma amounts necessarily indicative of results of operations or the combined financial position that would have resulted had the Arrangements been consummated at the beginning of the periods indicated. All adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of results of interim periods have been included.

                                                              THREE MONTHS
                                                                  ENDED         YEAR ENDED
                                                              FEBRUARY 28,     NOVEMBER 30,
                                                                  1998             1997
                                                             ---------------  ---------------
                                                                                    (4)
EXEL HISTORICAL DATA
-----------------------------------------------------------
  Net income per share - basic.............................     $    1.84        $    7.95
                  - diluted................................     $    1.81        $    7.84
  Cash dividends per share.................................     $    0.40        $    1.36
  Diluted book value per share.............................     $   31.84        $   29.33

                                                               SIX MONTHS       YEAR ENDED
                                                                  ENDED         OCTOBER 31,
                                                             APRIL 30, 1998        1997
                                                             ---------------  ---------------
                                                                                    (4)
MID OCEAN HISTORICAL DATA (1)
  Net income per share - basic.............................     $    3.66        $    6.52
                  - diluted................................     $    3.63        $    6.46
  Cash dividends per share.................................     $    1.65        $    3.00
  Diluted book value per share.............................     $   37.08        $   35.14

                                                                            THREE MONTHS ENDED      YEAR ENDED
                                                                             FEBRUARY 28, 1998   NOVEMBER 30, 1997
                                                                            -------------------  -----------------
PRO FORMA COMBINED
  Net income per share - basic............................................      $      1.71          $    7.18
                  - diluted...............................................             1.69               7.10
  Cash dividends per share (2)............................................      $      0.40          $    1.36
  Diluted book value per share............................................      $     42.50                N/A

MID OCEAN PRO FORMA EQUIVALENTS (3)
  Net income per share - basic............................................      $      1.75          $    7.33
                  - diluted...............................................      $      1.73          $    7.25
  Cash dividends per share................................................      $      0.41          $    1.39
  Diluted book value per share............................................      $     43.41                N/A

                           Preliminary Proxy Material

N/A - not applicable

                           Preliminary Proxy Material

(1) The Mid Ocean historical data is as of April 30, 1998 and October 31, 1997 respectively.

(2) Pro forma cash dividends per share are assumed to be the same as historically declared by EXEL. However, any decision to increase or decrease the cash dividend per share is at the discretion of the EXEL Board.

(3) The Mid Ocean pro forma equivalent data represents the unaudited pro forma earnings per share, cash dividends per share and diluted book value per share calculated by multiplying the corresponding pro forma combined amounts per share by the Exchange Ratio of 1.0215.

(4) The historical per share amounts for both EXEL and Mid Ocean as of November 30, 1997 and October 31, 1997 respectively, have been restated to be in accordance with Statement of Financial Accounting Standard No. 128.

                           Preliminary Proxy Material

                               EXEL CLASS MEETING

GENERAL

    This Joint Proxy Statement is first being mailed to EXEL Shareholders on or
about       , 1998 and is accompanied by the Notice of Class Meeting and a form of proxy that is solicited by the EXEL Board for use at the EXEL Class Meeting
to be held on July   , 1998, at 9.00 a.m., local time, at The Princess Hotel,
Hamilton, Bermuda, and at any adjournments or postponements thereof.

MATTERS TO BE CONSIDERED

    At the EXEL Class Meeting, EXEL Shareholders (other than Interested EXEL Shareholders) will be asked to vote upon a resolution to approve the EXEL Arrangement and to transact such other business as may properly come before the EXEL Class Meeting or any adjournment or postponement thereof. The EXEL Shareholders may also be asked to vote upon a proposal to adjourn or postpone the EXEL Class Meeting, which adjournment or postponement could be used for the purpose, among others, of allowing additional time for the soliciting of additional votes to approve the EXEL Arrangement.

PROXIES

    The accompanying form of proxy is for use at the EXEL Class Meeting if an EXEL Shareholder is unable to attend in person. The proxy may be revoked by the EXEL Shareholder at any time before it is exercised, either by submitting to the Corporate Secretary of EXEL written notice of revocation or a properly executed proxy of a later date or by attending the meeting and electing to vote in person. Written notices of revocation and other communications with respect to the revocation of EXEL proxies should be addressed to EXEL Limited, Cumberland House, 1 Victoria Street, Hamilton, Bermuda HM11, Attention: Corporate Secretary. All EXEL Ordinary Shares (other than EXEL Interested Shares) represented by valid proxies received pursuant to this solicitation prior to the time of the EXEL Class Meeting or the adjourned EXEL Class Meeting, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted in favor of the EXEL Arrangement, and in favor of any proposed adjournment or postponement of the EXEL Class Meeting for the purpose of soliciting additional proxies.

    The EXEL Board is not aware of any business to be acted upon at the EXEL Class Meeting other than as described herein. If, however, other matters are properly brought before the EXEL Class Meeting, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment, except that properly executed proxies voted against the resolution set out in the Notice of Class Meeting will not be voted for any such adjournment or postponement.

    The entire cost of soliciting the proxies from the EXEL Shareholders will be borne by EXEL. In addition to the solicitation of the proxies by mail, EXEL will request banks, brokers and other record holders to send proxies and proxy material to the beneficial owners of EXEL Ordinary Shares and secure their voting instructions, if necessary. EXEL will reimburse such record holders for their reasonable expenses in so doing. EXEL has also made arrangements with Georgeson & Company, Inc. to assist it in soliciting proxies from banks, brokers and nominees and has agreed to pay no more than $12,500, plus expenses, for such services. If necessary, EXEL may also use several of its regular employees, who will not be specially compensated, to solicit proxies from shareholders, either personally or by telephone, telegram, facsimile or special delivery letter.

RECORD DATE AND VOTING RIGHTS

    Pursuant to the provisions of the Companies Law and the EXEL Articles of Association (the "EXEL ARTICLES") and the order of the Grand Court dated
           , 1998, the date of          , 1998 has been fixed by the EXEL Board
as the EXEL Record Date for determination of EXEL Shareholders (other

                           Preliminary Proxy Material
than Interested EXEL Shareholders) entitled to notice of and to vote at the EXEL Class Meeting. Accordingly, only EXEL Shareholders (other than Interested EXEL Shareholders) of record at the close of business on that date of EXEL Ordinary Shares will be entitled to notice of and to vote at the EXEL Class Meeting. The number of outstanding EXEL Ordinary Shares entitled to vote at the EXEL Class Meeting (which number excludes shares owned by Interested EXEL Shareholders) is
      .

    EXEL Shareholders (other than Interested EXEL Shareholders) are entitled to one vote per EXEL Ordinary Share on any matter that may properly come before the EXEL Class Meeting. The affirmative vote of a majority in number representing 75% in value of the members present and voting in person or by proxy at the EXEL Class Meeting, voting together as a single class, is required to approve the EXEL Arrangement.

    EXEL Shareholders who abstain will not be treated as present and voting. EXEL Shareholders wishing to exercise their rights at the EXEL Class Meeting must vote either for or against the resolution. If it is the intention of an EXEL Shareholder to oppose the EXEL Arrangement at the hearing of the petition in the Grand Court, such EXEL Shareholder must record its vote against the resolution at the EXEL Class Meeting. If a broker or nominee indicates on its proxy that it does not have discretionary authority to vote on a particular matter as to certain shares and the proxy does not indicate a vote either for or against the resolution set out in the Notice of Class Meeting (so-called "broker non-votes"), those EXEL Ordinary Shares will be treated as abstentions and accordingly, a broker non-vote will not be treated as shares that are present and voting.

    As of the EXEL Record Date, the directors and executive officers of EXEL (other than Interested EXEL Shareholders) and their affiliates had the right to
vote an aggregate of       EXEL Ordinary Shares, representing less than 1% of
the EXEL Ordinary Shares then outstanding.

    The Interested EXEL Shareholders who, under Cayman Islands law, constitute a separate class of EXEL Shareholders for the purposes of the Mid Ocean Arrangement, shall not vote at the EXEL Class Meeting, but have unanimously consented to the EXEL Arrangement.

    Additional information with respect to beneficial ownership of EXEL Ordinary Shares by individuals and entities owning more than 5% of such shares and more detailed information with respect to beneficial ownership of EXEL Ordinary Shares by directors and executive officers of EXEL is incorporated by reference to EXEL's 1997 Annual Report on Form 10-K. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

    In the event that EXEL has the right to terminate the Agreement for any reason, the EXEL Board may, in the exercise of its fiduciary duty, make determinations (i) whether to terminate the Agreement or to waive the condition that gives rise to such right to terminate the Agreement and proceed to the consummation of the Arrangements, and (ii) if it determines to waive the condition giving rise to such right to terminate and proceed to consummation of the Arrangements, whether or not to resolicit the approval of EXEL Shareholders. A resolicitation with an updated Joint Proxy Statement may be required in the event EXEL waives or amends any conditions material to EXEL Shareholders. However, EXEL does not presently intend to waive or amend any such material condition. See "THE ARRANGEMENTS--Waiver; Amendment."

DISSENTERS' RIGHTS

    Any EXEL Shareholder who wishes to oppose the sanctioning of the EXEL Arrangement at the hearing of the petition at the Grand Court must record its vote against the resolution at the EXEL Class Meeting. At the hearing of the petition itself such EXEL Shareholders who have so voted will be entitled to make representations to the Grand Court on the hearing of the petition. If the EXEL Arrangement is approved by the requisite vote at the EXEL Class Meeting and the Grand Court approves the EXEL Arrangement, the order of the Grand Court will bind in any dissenters to the terms of the EXEL Arrangement.

                           Preliminary Proxy Material

RECOMMENDATION OF THE EXEL BOARD

    The EXEL Board has approved the Agreement and the EXEL Arrangement and the transactions contemplated thereby. The EXEL Board believes that the Agreement and the EXEL Arrangement and the transactions contemplated thereby are advisable and in the best interests of EXEL and the EXEL Shareholders, and unanimously recommends that the EXEL Shareholders vote "FOR" approval of the EXEL Arrangement. See "THE ARRANGEMENTS--Reasons of EXEL for the Arrangements."

                            MID OCEAN CLASS MEETINGS

GENERAL

    This Joint Proxy Statement is first being mailed to Mid Ocean Shareholders
on or about            , 1998 and is accompanied by the Notice of Class Meetings
and form of proxy that is solicited by the Mid Ocean Board to use at the Mid Ocean Class Meetings of holders of Mid Ocean Class A Shares (other than EXEL and its subsidiaries), Mid Ocean Class B Shares and Mid Ocean Class C Shares to be
held on July   , 1998 at 11:00 a.m., 10:30 a.m., and 10:00 a.m., respectively, at the Princess Hotel, Hamilton, Bermuda, and at any adjournments or postponements thereof.

MATTERS TO BE CONSIDERED

    At the Mid Ocean Class Meetings, each class of Mid Ocean Shareholders (other than Interested Mid Ocean Shareholders) will be asked to vote upon a resolution to approve the Mid Ocean Arrangement and to transact such other business as may properly come before the applicable Mid Ocean Class Meeting or any adjournments or postponements thereof. Each class of Mid Ocean Shareholders may also be asked to vote upon a proposal to adjourn or postpone the applicable Mid Ocean Class Meeting, which adjournment or postponement could be used for the purpose, among others, of allowing additional time for the soliciting of additional votes to approve the Mid Ocean Arrangement.

PROXIES

    The accompanying form of proxy is for use at the relevant Mid Ocean Class Meeting if a Mid Ocean Shareholder is unable to attend in person. The proxy may be revoked by the Mid Ocean Shareholder at any time before it is exercised, either by submitting to the Corporate Secretary of Mid Ocean written notice of revocation or a properly executed proxy of a later date or by attending the meeting and electing to vote in person. Written notices of revocation and other communications with respect to the revocation of Mid Ocean proxies should be addressed to Mid Ocean Limited, Richmond House, 12 Par-La-Ville Road, Hamilton HM 08, Bermuda, Attention: Corporate Secretary. All Mid Ocean Shares (other than Mid Ocean Interested Shares) represented by valid proxies received pursuant to this solicitation prior to the time of the relevant Mid Ocean Class Meeting or the adjourned Mid Ocean Class Meeting and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted in favor of the Mid Ocean Arrangement, and in favor of any proposed adjournment or postponement of the relevant Mid Ocean Class Meeting for the purpose of soliciting additional proxies.

    The Mid Ocean Board is not aware of any business to be acted upon at the Mid Ocean Class Meetings other than as described herein. If, however, other matters are properly brought before the Mid Ocean Class Meetings, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgement, except that properly executed proxies voted against the resolution set out in the Notice of Class Meetings will not be voted for any such adjournment or postponement.

    The entire cost of soliciting the proxies from the Mid Ocean Shareholders will be borne by Mid Ocean. In addition to the solicitation of the proxies by mail, Mid Ocean will request banks, brokers and other recorded holders to send proxies and proxy material to the beneficial owners of the shares and

                           Preliminary Proxy Material
secure their voting instructions, if necessary. Mid Ocean will reimburse such record holders for their reasonable expenses in so doing. Mid Ocean has also made arrangements with Georgeson & Company, Inc. to assist it in soliciting proxies from banks, brokers and nominees and has agreed to pay no more than $12,500, plus expenses, for such services. If necessary, Mid Ocean may also use several of its regular employees, who will not be specially compensated, to solicit proxies from shareholders, either personally or by telephone, telegram, facsimile or special delivery letter.

RECORD DATE AND VOTING RIGHTS

    Pursuant to the provisions of the Companies Law, the Mid Ocean Articles of Association (the "MID OCEAN ARTICLES"), and the order of the Grand Court dated
           , 1998, the date of            , l998 has been fixed by the Mid Ocean
Board as the Mid Ocean Record Date for determination of Mid Ocean Shareholders (other than Interested Mid Ocean Shareholders) entitled to notice of and to vote at the Mid Ocean Class Meetings. Accordingly, only Mid Ocean Shareholders (other than Interested Mid Ocean Shareholders) and with the exception of EXEL) of record at the close of business on that date of Mid Ocean Shares will be entitled to notice of and to vote at the Mid Ocean Class Meetings. The number of outstanding Mid Ocean Shares entitled to vote at the respective Mid Ocean Class
Meetings are, respectively,       Mid Ocean Class A Shares (which number
excludes shares held by EXEL and by Interested Mid Ocean Shareholders),
      Mid Ocean Class B Shares and       Mid Ocean Class C Shares.

    Mid Ocean Shareholders (other than EXEL and the Interested Mid Ocean Shareholders), at the applicable Mid Ocean Class Meeting, are entitled to one vote per Mid Ocean Share on any matter that may properly come before such Mid Ocean Class Meeting. The affirmative vote of a majority in number representing 75% in value of the members present and voting in person or by proxy at each Mid Ocean Class Meeting, in each case, voting together as a single class, is required to approve the Mid Ocean Arrangement.

    Mid Ocean Shareholders who abstain will not be treated as present and voting. Mid Ocean Shareholders wishing to exercise their rights at the Mid Ocean Class Meetings must vote either for or against the resolution. If it is the intention of a Mid Ocean Shareholder to oppose the Mid Ocean Arrangement at the hearing of the petition in the Grand Court, such Mid Ocean Shareholder must record its vote against the resolution at the appropriate Mid Ocean Class Meeting. If a broker or nominee indicates on its proxy that it does not have discretionary authority to vote on a particular matter as to certain shares and the proxy does not indicate a vote either for or against the resolution set out in the Notice of Class Meetings (so-called "broker non-votes"), those Mid Ocean Shares will be treated as abstentions and accordingly, a broker non-vote will not be treated as shares that are present and voting.

    As of the Mid Ocean Record Date, the directors and executive officers of Mid Ocean (other than Interested Mid Ocean Shareholders) and their affiliates had
the right to vote an aggregate of         Mid Ocean Shares, representing     %
of Mid Ocean Class A Shares then outstanding.

    The Interested Mid Ocean Shareholders who, under Cayman Islands law, constitute a separate class of Mid Ocean Shareholders for the purposes of the Mid Ocean Arrangement, shall not vote at the Mid Ocean Class Meetings, but have unanimously consented to the Mid Ocean Arrangement.

    Additional information with respect to the beneficial ownership of Mid Ocean Class A Shares by individuals and entities owning more than 5% of such share capital and more detailed information with respect to beneficial ownership of Mid Ocean Class A Shares by directors and executive officers of Mid Ocean is incorporated by reference to Mid Ocean's 1997 Annual Report on Form 10-K. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

    In the event that Mid Ocean has the right to terminate the Agreement for any reason, the Mid Ocean Board may, in the exercise of its fiduciary duty, make determinations (i) whether to terminate the

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Agreement or to waive the condition that gives rise to such right to terminate the Agreement and proceed to the consummation of the Arrangements, and (ii) if it determines to waive the condition giving rise to such right to terminate and proceed to consummation of the Arrangements, whether or not to resolicit the approval of Mid Ocean Shareholders. A resolicitation with an updated Joint Proxy Statement may be required in the event Mid Ocean waives or amends any conditions material to Mid Ocean Shareholders. However, Mid Ocean does not presently intend to waive or amend any such material condition. See "THE ARRANGEMENTS--Waiver; Amendment."

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DISSENTERS' RIGHTS

    Any Mid Ocean Shareholder who wishes to oppose the sanctioning of the Mid Ocean Arrangement at the hearing of the petition at the Grand Court must record its vote against the resolution at the relevant Mid Ocean Class Meeting. At the hearing of the petition itself such Mid Ocean Shareholders who have so voted will be entitled to make representations to the Grand Court on the hearing of the petition. If the Mid Ocean Arrangement is approved by the requisite votes at each of the Mid Ocean Class Meetings and the Grand Court approves the Mid Ocean Arrangement, the order of the Grand Court will bind in any dissenters to the terms of the Mid Ocean Arrangement.

RECOMMENDATION OF THE MID OCEAN BOARD

    The Mid Ocean Board (with the exception of directors affiliated with EXEL) has approved the Agreement and the Mid Ocean Arrangement and the transactions contemplated thereby. The Mid Ocean Board (with the exception of directors affiliated with EXEL) believes that the Agreement, the Mid Ocean Arrangement and the transactions contemplated thereby are advisable and in the best interests of Mid Ocean and the Mid Ocean Shareholders, and recommends that the Mid Ocean Shareholders vote "FOR" approval of the Mid Ocean Arrangement at the Mid Ocean Class Meetings. See "THE ARRANGEMENTS--Reasons of Mid Ocean for the Arrangements."

                                THE ARRANGEMENTS

    THE SUMMARY OF CERTAIN TERMS AND PROVISIONS OF THE AGREEMENT, THE EXEL ARRANGEMENT AND THE MID OCEAN ARRANGEMENT CONTAINED IN THIS AND OTHER SECTIONS OF THIS JOINT PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE AGREEMENT (AS AMENDED), THE EXEL ARRANGEMENT AND THE MID OCEAN ARRANGEMENT, WHICH ARE INCORPORATED HEREIN BY REFERENCE AND, WITH THE EXCEPTION OF CERTAIN EXHIBITS THERETO, ARE ATTACHED TO THIS JOINT PROXY STATEMENT AS APPENDICES A, B (AMENDMENT NO. 2 TO THE AGREEMENT), C AND D, RESPECTIVELY.

BACKGROUND OF THE ARRANGEMENTS

    EXEL was offered the opportunity to invest in Mid Ocean at the time of its establishment in 1992, and has since that time been the largest Mid Ocean Shareholder and has had at least two representatives on the Mid Ocean Board, including one on the Executive Committee of the Mid Ocean Board. EXEL's initial interest in Mid Ocean stemmed from a strategic initiative to enter the property catastrophe reinsurance business, which generally is low frequency, high severity in nature and largely uncorrelated to EXEL's existing excess casualty insurance lines. EXEL and Mid Ocean have contact in the ordinary course of their respective businesses because, among other things, Mid Ocean has reinsurance arrangements in place with EXEL.

    On June 2, 1995, at the request of Mid Ocean, Mid Ocean and EXEL entered into a standstill arrangement in which EXEL agreed that, so long as two officers of EXEL were on the Mid Ocean Board (one of whom would also be on the Executive Committee of the Mid Ocean Board) it would not make purchases of Mid Ocean Shares that would increase its ownership to an amount in excess of 30% of Mid Ocean Class A Shares or 25% of all shares of Mid Ocean Shares on a fully diluted basis, or, individually or as part of a group, engage in certain transactions relating to the control of Mid Ocean. This agreement was to last until the earliest of (i) May 1, 1998, (ii) any agreement by Mid Ocean to consolidate with a party other than EXEL or (iii) any action by Mid Ocean that would dilute EXEL's share ownership of Mid Ocean Shares below 20% or decrease the number of its representatives on the Mid Ocean Board to below two.

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
                           Preliminary Proxy Material

    In December 1995, both EXEL and Mid Ocean began to implement diversification strategies that created partial overlap between their respective businesses. EXEL formed a reinsurance company to concentrate primarily on specialty reinsurance, and Mid Ocean acquired 51% of Brockbank, a Lloyd's of London ("LLOYD'S") managing agency which writes a broad range of insurance and reinsurance business, with a commitment to acquire the remaining 49% (subject to certain conditions) by September 1, 1997.

    In the summer of 1996, the Mid Ocean Board and its advisors reviewed Mid Ocean's takeover defenses. Among other things, it considered the possible implementation of a shareholder rights plan and approved employment agreements with key executives that would define their rights in the event of a change of control. In the period prior to, and shortly following, the adoption of the Mid Ocean Rights Agreement, the senior management of Mid Ocean and EXEL held preliminary discussions exploring the possibility of a combination transaction between the two companies. None of these discussions resulted in substantive negotiations, and, at a meeting on September 12, 1996, the Mid Ocean Board determined that such a transaction would not be in the best interests of Mid Ocean and Mid Ocean Shareholders at that time and informed EXEL that Mid Ocean's strategy then called for it to remain independent.

    In the summer of 1997, EXEL acquired control of GCR Holdings Limited, whose wholly-owned property catastrophe reinsurance subsidiary competed with Mid Ocean, and entered into an agreement to acquire a stake in a Lloyd's managing agency. In August of 1997, Mid Ocean acquired the remaining 49% of Brockbank, and EXEL acquired its stake in a Lloyd's managing agency which competes with Brockbank. As a result of these transactions, in September 1997, Messrs. Robert
J. Newhouse, Jr., Chairman of Mid Ocean, and Michael A. Butt, President and Chief Executive Officer of Mid Ocean, became concerned about potential conflicts of interest on the Mid Ocean Board and asked Messrs. Brian M. O'Hara, President and Chief Executive Officer of EXEL, and Michael P. Esposito, Jr., Chairman of EXEL, to consider reevaluating EXEL's long-term ownership position in Mid Ocean and EXEL's continuing representation on the Mid Ocean Board. After consultations with the Financial Committee of the EXEL Board and EXEL's legal and financial advisors, Messrs. O'Hara and Esposito informed the Mid Ocean Board at a meeting on September 10, 1997 that they believed it appropriate and consistent with applicable law for EXEL, as the largest Mid Ocean Shareholder, to have representation on the Mid Ocean Board PROVIDED that they observed certain procedures designed to avoid conflicts of interest. Such procedures included recusal by Messrs. O'Hara and Esposito from deliberations and voting on matters relating to strategy and areas in which the businesses of EXEL and Mid Ocean overlapped. Messrs. O'Hara and Esposito also indicated that EXEL would continue to evaluate all potential options concerning its stake in Mid Ocean, including the sale or other disposition thereof, and that EXEL would welcome assistance from Mid Ocean in such matters.

    In the succeeding months, management of Mid Ocean and the Executive Committee of the Mid Ocean Board (with the exception of Mr. O'Hara) explored alternatives for facilitating a disposition of the EXEL shareholdings in the context of long-term strategic alternatives for Mid Ocean and Mid Ocean Shareholders. These alternatives included several possible acquisitions and mergers, a share buyback, a purchase of EXEL's interest by a group of investors, and a secondary stock offering. By the beginning of January 1998, however, no significant progress had been made in this regard.

    On January 8, 1998, Mr. Newhouse received a call from the Chief Executive Officer (the "THIRD PARTY CEO") of another company (the "THIRD PARTY"), asking if Mid Ocean would be interested in exploring the terms of a possible combination with the Third Party. After consulting with Mr. Butt, Mr. Newhouse told the Third Party CEO that it was his view that Mid Ocean should explore such a possibility.

    On January 14, 1998, after additional meetings between officers of Mid Ocean and officers of the Third Party, the Third Party executed a confidentiality agreement with Mid Ocean, and both Mid Ocean and the Third Party commenced due diligence investigations. During the last two weeks of January and the first week in February, 1998, additional meetings took place between officers of Mid Ocean and the Third Party and their respective legal and financial advisors and accountants, at which a share-for-share business

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
                           Preliminary Proxy Material
combination with an indication of a possible price of approximately $67.00 a share to be received by Mid Ocean Shareholders was discussed.

    In early February 1998, Mr. Butt notified the Mid Ocean Board of the possible transaction and indicated that Mid Ocean's management would seek authorization from the Mid Ocean Board to proceed with negotiations with respect to the transaction.

    On February 10, 1998, at a meeting of the Mid Ocean Board, Mr. Newhouse and Mr. Butt reviewed for the Mid Ocean Board the discussions that had taken place with the Third Party, and made a presentation regarding the transaction proposed by the Third Party. Representatives of J.P. Morgan, Mid Ocean's financial advisor, then made a presentation regarding the financial aspects of the potential transaction. Following these presentations and various discussions by the Mid Ocean Board, the Mid Ocean Board unanimously resolved that Mid Ocean's management and its advisors should proceed with negotiations regarding the terms of a possible transaction, and indicated that under any circumstance a higher price than had been indicated by the Third Party CEO would be required if any transaction was to proceed.

    During the week following this meeting, Mid Ocean and its advisors continued their due diligence and discussions. After several meetings, the financial advisors of the Third Party stated that they were prepared to discuss a possible price of $70.00 per Mid Ocean Share in a pooling-of-interests merger transaction. Many economic and non-economic issues remained subject to discussion, including the nature and extent of price protection mechanisms for Mid Ocean Shareholders and certain other material terms.

    On February 17, 1998, at a meeting of the Executive Committee of the Mid Ocean Board, a representative of J.P. Morgan reported on the status, as described in the previous paragraph, of the negotiations with the Third Party. Following such meeting, the representative of J.P. Morgan contacted a representative of EXEL who indicated that EXEL, as a Mid Ocean Shareholder, would not be prepared to support a transaction at the price levels and on the terms then being discussed and would not be willing to enter into certain arrangements into which the Third Party was requiring that EXEL, as a prospective significant shareholder of the Third Party, enter. The EXEL representative discussed in principle terms on which EXEL might be willing to support a transaction with the Third Party.

    On February 20, 1998, an informational briefing of the EXEL Board was held during which members of EXEL's senior management briefed directors on the status of the proposed business combination involving Mid Ocean and Third Party.

    On February 24, 1998, officers of Mid Ocean and the Third Party and their respective financial and legal advisors met to consider the price and terms of certain transactions that would not require the consent of EXEL as a Mid Ocean Shareholder and other possibilities. At this meeting, the Third Party CEO informed Messrs. Newhouse and Butt that, due to various considerations, the Third Party was not prepared to proceed with consideration of a combination with Mid Ocean at that time.

    On March 2, 1998, a representative of J.P. Morgan informed a representative of EXEL that Mid Ocean was considering various potential or theoretical alternative transactions that might not require EXEL's consent. Also on that date, Messrs. Butt and O'Hara again discussed the representation of EXEL on the Mid Ocean Board.

    During the morning of March 3, 1998, an informational briefing of the EXEL Board was held to review the status of EXEL's investment in Mid Ocean. Senior management of EXEL reviewed the basis for EXEL's position that it was not in the best interests of EXEL or EXEL Shareholders to support a business combination of Mid Ocean and the Third Party on the financial and other terms which had been presented. In the preliminary view of EXEL management, taking into account the strategic fit between EXEL and Mid Ocean, including potential business overlap issues, EXEL's management indicated that EXEL should consider proposing a combination with Mid Ocean on price and other terms more

                           Preliminary Proxy Material
advantageous to other Mid Ocean Shareholders than those offered by the Third Party. EXEL's management indicated that, although they did not know whether the Mid Ocean Board and Mid Ocean management would be receptive to any such proposal, communicating EXEL's willingness to consider a combination at a price and on terms better than the price and other terms put forward by the Third Party would demonstrate EXEL's conviction as to the value of Mid Ocean. Mr. Esposito informally polled the EXEL Board, which indicated that they would support such an approach.

    Later, on March 3, 1998, Mr. O'Hara, in a letter to the Mid Ocean Board, reiterated that, while EXEL remained open to all possibilities, including a combination of Mid Ocean and the Third Party, it continued to believe that the previous proposal from the Third Party was not in the best interests of all Mid Ocean Shareholders. As an indication of the degree of EXEL's conviction that the transaction with the Third Party was not in the best interests of Mid Ocean Shareholders, he indicated that EXEL would be prepared to explore the possibility of a transaction in which EXEL would offer as much as $74.00 per share in cash and EXEL Ordinary Shares for each Mid Ocean Share, if the Mid Ocean Board wished to entertain such a possibility.

    On March 4 and 5, 1998, at meetings of the Mid Ocean Board, presentations were made to the Mid Ocean Board by Mid Ocean management and by J.P. Morgan regarding the possibility raised by EXEL. After discussion of the presentations, the Mid Ocean Board concluded that a share-for-share merger with EXEL would be advantageous to Mid Ocean and the Mid Ocean Shareholders from a tax perspective and would preserve potential upside for the Mid Ocean Shareholders. As a consequence, the Mid Ocean Board (with the exception of Messrs. Esposito and O'Hara, who recused themselves during this discussion) authorized management to proceed with negotiations with EXEL, PROVIDED that EXEL agreed to explore a merger involving a share-for-share exchange with no cash component.

    On March 6, 1998, a representative of EXEL communicated to a representative of J.P. Morgan that EXEL was concerned at the level of dilution to EPS that could result under GAAP purchase accounting from a share-for-share merger with no cash component but was willing to consider a share-for-share merger at a lower implied value. At that time, the parties discussed an indicative exchange ratio of 1.043 EXEL Ordinary Shares for each Mid Ocean Share, which translated to value of $70 per Mid Ocean Share based on the closing price per EXEL Ordinary Share on the NYSE on March 5, 1998. Over the next few days, Messrs. Newhouse, Butt, O'Hara, and Esposito discussed the possible composition of the board and management of the combined entity in the event a transaction could be effected between the companies.

    On March 7, 1998, Mid Ocean and EXEL entered into a confidentiality agreement and their respective advisors commenced their due diligence investigations. EXEL's legal advisors circulated a draft of a merger agreement for discussion purposes.

    On March 10, 1998, a special meeting of the Mid Ocean Board was convened to discuss the current status of discussions with EXEL. All members of the Mid Ocean Board participated either in person or by conference call, although Messrs. Esposito and O'Hara recused themselves during the discussion of the possible transaction with EXEL. At that meeting, Messrs. Newhouse and Butt and a representative of J.P. Morgan summarized for the Mid Ocean Board the current status of the discussions with EXEL and certain material terms of the transaction being discussed, including a number of significant open issues. Messrs. Newhouse and Butt also described the discussions they had had with EXEL with respect to the board of directors and management of the combined company. The Mid Ocean Board then generally discussed these matters among themselves and with Mid Ocean's advisors.

    Following these discussions, the Mid Ocean Board (with the exception of Messrs. O'Hara and Esposito) directed that Mid Ocean's management and its advisors should proceed with negotiations regarding the terms of a possible transaction with EXEL.

    From March 10 through March 14, 1998, the respective legal counsels of Mid Ocean and EXEL discussed the terms of a draft Agreement. The respective legal counsels of Mid Ocean and EXEL agreed

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
                           Preliminary Proxy Material
that, in order for a possible transaction to provide Mid Ocean Shareholders an opportunity to exchange stock for stock on a generally tax-free basis for United States federal income tax purposes, any such transaction should be structured as the formation of a new holding company, with Mid Ocean and EXEL as wholly-owned subsidiaries of such holding company, rather than as a merger or amalgamation of Mid Ocean with and into EXEL. During this period, financial, legal, and accounting due diligence continued. As EXEL indicated that one condition of its willingness to proceed would be the voting support of JPMCC, holder of all of the outstanding Mid Ocean Class B Shares and Mid Ocean Class C Shares, counsel for EXEL provided to JPMCC a draft of the Support Agreement under which JPMCC would agree to vote its Mid Ocean Shares, subject to the terms set forth therein, in favor of the transaction. The respective legal counsels of EXEL and JPMCC discussed the terms of the draft Support Agreement.

    In discussions on March 12 and 13, 1998 representatives of EXEL reiterated to representatives of Mid Ocean EXEL's concern that any transaction not result in dilution to EXEL Shareholders and indicated that, because of the significant increase in the price of EXEL Ordinary Shares from March 6 to March 12, 1998, they considered an exchange ratio of 1.00 (which would yield value to Mid Ocean Shareholders of $72.50 based on the closing price of EXEL Ordinary Shares on March 12) to be appropriate. After further discussions, EXEL's representatives indicated that they would be willing to recommend to the EXEL Board at their meeting scheduled for March 13, 1998 an exchange ratio of 1.01 EXEL Ordinary Shares for each Mid Ocean Share.

    On March 13, a meeting of the EXEL Board was held, at which the transaction was discussed. At this meeting, members of EXEL's management summarized the business of Mid Ocean, the results of their due diligence investigation and certain financial, legal and other considerations relating to the proposed transaction. Representatives of Goldman Sachs, EXEL's financial advisor, made a presentation to the EXEL Board, and counsel for EXEL discussed the terms of the draft Original Agreement proposed to be entered into with Mid Ocean. Messrs. O'Hara and Esposito also described the discussions they had had with Messrs. Newhouse and Butt with respect to the board of directors and management of the combined company. Following further discussions of these matters among themselves and with their advisors, the EXEL Board voted to approve the transaction with Mid Ocean in principle, pending resolution of the open items, and directed EXEL's management and its advisors to continue with negotiations regarding the terms of a transaction within an authorized exchange ratio band of
 .97 to 1.03. The EXEL Board then resolved to create a Special Amalgamation Committee (the "SPECIAL COMMITTEE"), consisting of Messrs. O'Hara and Esposito and Mr. Cyril Rance, to complete negotiations with Mid Ocean, and vested appropriate authority in the Special Committee to approve the transaction with Mid Ocean over the following few days. Goldman Sachs indicated that they expected that they would be in a position to provide to the Special Committee the opinion of Goldman Sachs as to the fairness from a financial point of view of the consideration to be received by EXEL Shareholders.

    On March 15, the Mid Ocean Board met to review the terms of the proposed transaction. At this meeting, representatives of J.P. Morgan made a presentation to the Mid Ocean Board and provided J.P. Morgan's opinion that the proposed consideration to be received by the holders (other than EXEL) of Mid Ocean Shares in the transaction was fair as of such date to such holders from a financial point of view. See "--Opinion of Mid Ocean's Financial Advisor."

    At the same meeting, legal counsel for Mid Ocean described the progress of negotiations on the draft Original Agreement and described the key issues therein. Management of Mid Ocean described the results of a due diligence investigation with respect to EXEL that had been conducted by them and Mid Ocean's representatives. Thereafter Messrs. Butt and Newhouse described the proposed composition of the board of directors of the combined entity, including the fact that the draft Original Agreement provided for them (as well as three additional directors of Mid Ocean) to be directors, as well as the proposed consulting and employment arrangements that EXEL sought with certain members of management of Mid Ocean.

                           Preliminary Proxy Material

    After these presentations, management of Mid Ocean asked for and obtained authorization for them and their financial advisors to conduct a further negotiation with representatives of EXEL to see if the exchange ratio proposed by EXEL could not be increased from 1.01 EXEL Ordinary Shares per Mid Ocean Share as well as to obtain agreement on certain other matters. As a result of negotiation among EXEL, Mid Ocean and their advisors, the parties agreed upon the Exchange Ratio of 1.0215 EXEL Ordinary Shares per Mid Ocean Share (yielding a value to Mid Ocean Shareholders of $72.78 based on the closing price of EXEL Ordinary Shares on the NYSE on March 13, 1998), as well as certain other matters.

    The Exchange Ratio was based upon, among other things, factors of the nature described below under "Opinion of EXEL's Financial Advisor" and "Opinion of Mid Ocean's Financial Advisor." The parties did not consider separate exchange ratios for the Mid Ocean Class B Shares and the Mid Ocean Class C Shares as opposed to the Mid Ocean Class A Shares because the rights and preferences of each class are substantially identical (with the exception of voting rights) and because the Mid Ocean Class B Shares and the Mid Ocean Class C Shares are convertible into Mid Ocean Class A Shares on a one-for-one basis, suggesting that the same exchange ratio should apply to all classes of Mid Ocean Shares. EXEL and Mid Ocean did not assign any particular values to the companies as a whole.

    Thereafter, the Mid Ocean Board (with the exception of directors affiliated with EXEL, who recused themselves shortly after the meeting began) unanimously approved the Original Agreement, the Arrangements and the transactions contemplated thereby. Representatives of JPMCC indicated that they would be willing to deliver the Support Agreement.

    On March 15, Goldman Sachs rendered its oral opinion to the Special Committee of the EXEL Board, acting pursuant to delegated authority from the EXEL Board, as to the fairness as of March 15, 1998 of the exchange ratio in the proposed EXEL Arrangement to EXEL Shareholders from a financial point of view. The Special Committee of the EXEL Board approved the Original Agreement, the Arrangements and the transactions contemplated thereby on behalf of and pursuant to the power granted to it by the EXEL Board. See "--Opinion of EXEL's Financial Advisor."

    Soon thereafter, representatives of Mid Ocean and EXEL finalized and entered into the Original Agreement, and JPMCC and EXEL entered into the Support Agreement.

    On March 16, 1998, in connection with the announcement of the Original Agreement, EXEL announced its intention to repurchase up to $500 million of EXEL Ordinary Shares or New EXEL Shares (after the Effective Time). In light of EXEL's intention to repurchase shares, EXEL subsequently proposed a limited cash election to Mid Ocean as a more efficient method of achieving such a result. Representatives of EXEL and Mid Ocean negotiated the cash election amount with a view to achieving an appropriate capital structure while at the same time preserving the basic share-for-share concept of the transaction. As a result of the cash election feature, EXEL will reduce its intended repurchases of EXEL Ordinary Shares and/or New EXEL Shares on a dollar for dollar basis. Thus, EXEL still intends to repurchase a minimum of $200 million of EXEL Ordinary Shares and/or New EXEL Shares from time to time in the market, in privately negotiated transactions or otherwise.

    On April 28, 1998, EXEL and Mid Ocean agreed to amend and restate the Original Agreement to provide that up to $300 million in cash would be made available for voluntary cash elections in the Arrangements, with the $300 million to be divided pro rata among the EXEL Shareholders, on the one hand, and the Mid Ocean Shareholders, on the other. On that date, Goldman Sachs rendered its oral opinion to the Special Committee of the EXEL Board, subsequently confirmed by a written opinion addressed to the EXEL Board dated as of that date, as to the fairness as of April 28, 1998 of the aggregate consideration to be received by EXEL Shareholders in the EXEL Arrangement from a financial point of view, and the Special Committee of the EXEL Board, acting pursuant to delegated authority from the EXEL Board, approved such amendment and restatement. See "--Opinion of EXEL's Financial Advisor." On the same day, the Mid Ocean Board received J.P. Morgan's opinion that the proposed

                           Preliminary Proxy Material
consideration to be received by the holders (other than EXEL) of Mid Ocean Shares in the Mid Ocean Arrangement was fair as of such date to such holders from a financial point of view, and approved the amendment and restatement by written consent.

REASONS FOR THE ARRANGEMENTS; RECOMMENDATIONS OF THE BOARDS OF DIRECTORS

    The EXEL Board and the Mid Ocean Board believe that the Arrangements will create one of the pre-eminent insurance and reinsurance organizations in the world for excess property and casualty insurance and reinsurance business. The EXEL Board and the Mid Ocean Board believe that the strengths of EXEL and Mid Ocean will complement one another, and that the Arrangements can be expected to provide opportunities to achieve substantial benefits that might not otherwise be available for the shareholders and customers of the two companies. The resulting company is expected to benefit from the combined financial resources, management and personnel of EXEL and Mid Ocean, will be better positioned to compete effectively in an increasingly competitive industry, and will be better able to capitalize on worldwide growth opportunities in the insurance and reinsurance industry. In addition, the EXEL Board and the Mid Ocean Board considered the factors set forth below.

REASONS OF EXEL FOR THE ARRANGEMENTS

    In reaching its determination to approve the Agreement and recommend approval of the EXEL Arrangement, the EXEL Board considered a number of factors, including, without limitation, the following:

        (i) all of the reasons described in the first paragraph under "--Reasons for the Arrangements; Recommendations of the Boards of Directors;"

        (ii) its knowledge of the business, operations, properties, assets, financial condition, operating results and prospects of EXEL;

       (iii) (a) its knowledge and analysis of the global property and casualty insurance and reinsurance industry environment, including the increasing pace and scale of consolidation in the industry, intensifying price competition and the need to anticipate and best position EXEL in light of industry trends, (b) its belief that a combination of EXEL and Mid Ocean will enhance EXEL's ability to compete effectively with other insurance and reinsurance companies and expand its franchise to offer a broader range of products and services and to serve a significantly greater number of customers, and (c) Mid Ocean's unique franchises in property reinsurance and, through Brockbank, in Lloyd's;

        (iv) the access to high-quality global business placed through the Lloyd's insurance market as a result of Mid Ocean's ownership of Brockbank, a leading Lloyd's managing agency;

        (v) the benefits associated with increased size and scale, including (a) broader distribution for EXEL's products and services, (b) better positioning EXEL to maintain constructive relationships with insurance and reinsurance brokers in light of substantial consolidation in that industry,
    (c) increased diversification and spread of business by customer type, product line and geographic region, and (d) the potential for increased efficiencies through economics of scale;

        (vi) the potential to create a global property and casualty insurance and reinsurance organization by combining EXEL's North American, European and Latin American business units with Mid Ocean's Lloyd's and Asian operations;

       (vii) access to Mid Ocean's talented management, underwriting and analytical personnel;

      (viii) the complementary relationship between Mid Ocean's short-tail property book of business and EXEL's long-tail casualty book of business;

                           Preliminary Proxy Material

        (ix) the consistency of Mid Ocean's reserving and underwriting philosophies, policies and practices with those of EXEL;

        (x) its desire to avoid losing the benefits of EXEL's ownership stake in Mid Ocean, including EXEL's ability to utilize the equity accounting method with respect to Mid Ocean's earnings and Mid Ocean's high dividend rate relative to other industry participants, if Mid Ocean were to enter a business combination with a party other than EXEL;

        (xi) the acceptable degree of overlap between lines of business in which both EXEL and Mid Ocean are engaged;

       (xii) its knowledge and review of the financial condition, results of operations and business prospects of Mid Ocean, as well as the results of EXEL's due diligence review of Mid Ocean, and its belief that Mid Ocean is a high-quality franchise with a respected and capable management, underwriting and analytical teams with compatible approaches to risk underwriting, risk management and shareholder value;

      (xiii) its evaluation of the financial terms of the Arrangements (see "--The Arrangements") and their effect on the EXEL Shareholders and the EXEL Board's belief that such terms are fair to and in the best interests of EXEL and the EXEL Shareholders and are consistent with EXEL's long-term strategy of enhancing shareholder value with expansion through selective acquisitions and taking into account that while there would be some dilution in 1998 earnings per share, the Arrangements are expected to have a mild accretive impact on earnings per share in 1999 particularly on an economic or cash basis. The foregoing is based on internal earnings per share estimates prepared by management of both EXEL and Mid Ocean. The combined company's ability to achieve such results is dependent upon various factors, a number of which will be beyond its control, including the regulatory environment, economic conditions, unanticipated changes in business conditions and inflation, and there can be no assurance in this regard;

       (xiv) the nonfinancial terms of the Arrangements, the Agreement and related agreements, including the fact that all of the directors of EXEL would remain on the New EXEL Board, which board would also include five current directors of Mid Ocean, including Messrs. Butt and Newhouse, and the fact that EXEL would enter into amendments to the employment agreements between Mid Ocean and Henry C.V. Keeling and Mark E. Brockbank, and new consulting agreements with Messrs. Newhouse and Butt (see "--Interests of Certain Persons in the Arrangements");

       (xv) the likelihood that the Arrangements would receive requisite regulatory approvals (see
    "--Regulatory Matters");

       (xvi) the expectation that the Arrangements would constitute an "exchange" under Section 351 of the Code;

      (xvii) the strategic fit between EXEL and Mid Ocean, including the advantages gained by combining their respective strengths in insurance and reinsurance, and the fact that the Arrangements will create the largest Bermuda-based property and casualty insurance and reinsurance organization and the 20th largest such organization listed in the United States;

      (xviii) the fact that pursuant to the Agreement, the number of New EXEL Shares to be issued is fixed so that the maximum number of New EXEL Shares to be issued is known and the dilution to the ownership interest of current EXEL Shareholders would consequently be limited;

       (xix) the current and historical trading prices and values of EXEL Ordinary Shares and Mid Ocean Class A Shares and the current and historical trading multiples of other comparable companies; and

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       (xx) the financial condition and business reputation of EXEL, and the strength of its management team.

    EXEL also considered the fact that, based on market prices shortly prior to announcement of the Arrangements, the Exchange Ratio reflected a premium to the Mid Ocean Class A Share price of approximately 15%. In addition, in recommending approval of the EXEL Arrangement by the EXEL Shareholders, the EXEL Board considered the opinion of Goldman Sachs (including the assumptions and financial information relied upon by Goldman Sachs in arriving at such opinion, some of which financial information was provided to Goldman Sachs by the senior management of EXEL). See "--Opinion of EXEL's Financial Advisor."

    The EXEL Board also considered the risk that benefits sought in the Arrangements would not be obtained, the risk that the Arrangements would not be consummated, the risks associated with a fixed exchange ratio and the effect of the public announcement of the Arrangements on the trading price of EXEL Ordinary Shares. In the judgment of the EXEL Board, the potential benefits of the Arrangements outweighed all these considerations.

    The foregoing discussion of the information and factors considered by the EXEL Board is not intended to be exhaustive but includes all material factors considered by the EXEL Board. In reaching its determination to approve the Arrangements, in view of the variety of factors considered and the complexity of the determination to be made, the EXEL Board did not assign any relative or specific weights to the foregoing factors, and individual directors may have given differing weights to differing factors. After deliberating with respect to the Arrangements and other transactions contemplated by the Agreement, and considering, among other things, the matters discussed above, the EXEL Board unanimously approved the Agreement, the EXEL Arrangement and the transactions contemplated thereby as being in the best interests of EXEL and the EXEL Shareholders.

    THE EXEL BOARD BELIEVES THE AGREEMENT, THE EXEL ARRANGEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY ARE ADVISABLE, AND IN THE BEST INTERESTS OF, EXEL AND EXEL SHAREHOLDERS, AND THE EXEL BOARD RECOMMENDS THAT EXEL SHAREHOLDERS VOTE FOR THE APPROVAL OF THE EXEL ARRANGEMENT.

REASONS OF MID OCEAN FOR THE ARRANGEMENTS

    At its meeting on March 15, 1998, the Mid Ocean Board determined that the Agreement and Arrangements and the transactions contemplated thereby were advisable and in the best interests of Mid Ocean and Mid Ocean Shareholders and recommended that Mid Ocean Shareholders approve the Mid Ocean Arrangement. This determination was made by the unanimous vote of all members of the Mid Ocean Board at such meeting, except for directors who are also officers or directors of EXEL and did not participate in such vote.

    The Mid Ocean Board made its determination after careful consideration of, and based on, a number of factors including the material factors described below:

        (i) all of the reasons described in the first paragraph under the caption "-- Reasons for the Arrangements; Recommendations of the Boards of Directors";

        (ii) the Mid Ocean Board's knowledge of the business, operations, properties, assets, financial condition, operating results and prospects of Mid Ocean;

       (iii) the current industry, economic and market conditions, including in particular the intensification of competition in the property and casualty insurance and reinsurance business and the resulting downward pressure on pricing, together with the recent consolidation trend within the insurance and reinsurance industry;

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        (iv) the prospects of Mid Ocean as a stand-alone company given the increased dominance in various lines of business of large competitors with significant scale and critical mass; while the Mid Ocean Board believed such prospects suggested a viable stand-alone company, the Mid Ocean Board believed the value of the company would not be as favorable to Mid Ocean Shareholders as the value of a substantial stake in a combination with EXEL;

        (v) the investigation of Mid Ocean's strategic alternatives by the Mid Ocean Board and J.P. Morgan, including consideration of Mid Ocean entering into a transaction with the Third Party (see "-- Background of the Arrangements"), Mid Ocean merging with another large reinsurance company, and Mid Ocean continuing as an independent company with growth through internal expansion;

        (vi) the strategic fit between Mid Ocean and EXEL, including the advantages gained by combining their respective strengths in insurance and reinsurance, and the fact that the Arrangements will create one of the 20 largest United States-listed property casualty insurance companies;

       (vii) the fact that pursuant to the Agreement Mid Ocean Shareholders would, prior to the Mid Ocean Effective Time, share fully in any appreciation in the value of EXEL Ordinary Shares;

      (viii) the current and historical trading prices and values of Mid Ocean Class A Shares and EXEL Ordinary Shares and the current and historical trading multiples of other comparable companies;

        (ix) the fact that the consideration to be received by Mid Ocean Shareholders pursuant to the Agreement represented, as of March 13, 1998, the last trading day prior to the announcement of the signing of the Agreement, an approximately 15% premium over the closing price of Mid Ocean Class A Shares of $63.31 per share on such date, and an approximately 19.5% premium over the previous 30 calendar days' trading average;

        (x) the oral and written presentations of J.P. Morgan and the opinion of J.P. Morgan that, as of March 15, 1998, the consideration to be received by Mid Ocean Shareholders in the Arrangements was fair to Mid Ocean Shareholders (other than EXEL) from a financial point of view. See "--Opinion of Mid Ocean's Financial Advisor" for a discussion of the factors considered in rendering the opinion. Such opinion, which is subject to limitations, qualifications and assumptions, is included as Appendix E hereto, and should be read in its entirety;

        (xi) the ability to consummate the Arrangements as a tax-free exchange under the Code;

       (xii) the Mid Ocean Board's belief that conducting an auction after receipt of EXEL's proposal might (a) expose Mid Ocean to competitive harm,
    (b) cause EXEL to withdraw its proposal and (c) not assure Mid Ocean of receiving any acceptable offers;

      (xiii) the provisions of the Agreement that permit Mid Ocean to furnish third parties making unsolicited offers with information about Mid Ocean and participate in discussions and negotiations with such third parties, if the Mid Ocean Board, after having consulted with and considered the advice of outside counsel, has determined that the failure to provide such information or participate in such discussions and negotiations would cause the members of the Mid Ocean Board to breach their fiduciary duties under applicable laws. See "--Termination; Termination Fee";

       (xiv) the facts that five current directors of Mid Ocean, including Messrs. Butt and Newhouse, will become directors of New EXEL upon consummation of the Arrangements; that Mr. Keeling will become chief executive officer of New EXEL's reinsurance operations; and that Mr. Brockbank will become the chief executive officer of New EXEL's Lloyd's operations. See "--Management After the Arrangements" "MANAGEMENT AND OPERATIONS AFTER THE ARRANGEMENTS";

       (xv) the effect of the Arrangements on Mid Ocean's employees, including the fact that the areas of overlap between EXEL and Mid Ocean were sufficiently limited that the number of Mid Ocean

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    employees that might become redundant as a result of the combination of EXEL and Mid Ocean would be limited;

       (xvi) the financial condition and business reputation of EXEL, and the strength of its management team;

      (xvii) the fact that EXEL is currently a holder of approximately 26.81% of Mid Ocean's Class A Shares; and

      (xviii) the fact that J.P. Morgan Capital Corporation, the holder of Mid Ocean Class B Shares and Mid Ocean Class C Shares, supported the Arrangements and had made a commitment to EXEL, subject to the terms of the Support Agreement (see "--Background of the Arrangements") to vote in favor of the Arrangements.

    The Mid Ocean Board also considered (i) the risk that benefits sought in the Arrangements would not be obtained, (ii) the risk that the Arrangements would not be consummated, (iii) the effect of the public announcement of the Arrangements on sales, agent, broker, customer and other business relationships, Mid Ocean's operating results and ability to retain employees, and on the trading price of Mid Ocean Shares, (iv) the management time and effort that will be required to consummate the Arrangements and integrate the operations of EXEL and Mid Ocean, and (v) the possibility that the Support Agreement and certain provisions of the Agreement might have the effect of discouraging other persons potentially interested in merging with or acquiring Mid Ocean. In the judgment of the Mid Ocean Board, the potential benefits of the Arrangements outweighed all these considerations.

    The foregoing discussion of the information and factors considered by the Mid Ocean Board is not intended to be exhaustive but includes all material factors considered by the Mid Ocean Board. In view of the wide variety of factors considered by the Mid Ocean Board in connection with its evaluation of the Arrangements and the complexity of such matters, the Mid Ocean Board did not consider it practicable to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Mid Ocean Board relied on the experience and expertise of its financial advisors for quantitative analysis of the financial terms of the Arrangements. See "--Opinion of Mid Ocean's Financial Advisor." In addition, the Mid Ocean Board did not undertake to make any specific determination as to whether any particular factor (or any aspect of any particular factor) was determinative to its ultimate determination or assign any particular weight to any factor, but, rather, conducted a discussion of the factors described above, including asking questions of Mid Ocean's management and legal and financial advisors, and reached a general consensus that the merger was advisable and in the best interests of Mid Ocean and Mid Ocean Shareholders. In considering the factors described above, individual members of the Mid Ocean Board may have given different weights to different factors.

    For information concerning certain interests of members of the Mid Ocean Board in the Arrangements, see "--Interests of Certain Persons in the Arrangements."

    THE MID OCEAN BOARD BELIEVES THE AGREEMENT, THE MID OCEAN ARRANGEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY ARE ADVISABLE AND IN THE BEST INTERESTS OF MID OCEAN AND MID OCEAN SHAREHOLDERS, AND THE MID OCEAN BOARD RECOMMENDS THAT MID OCEAN SHAREHOLDERS VOTE FOR THE APPROVAL OF THE MID OCEAN ARRANGEMENT AT THE MID OCEAN CLASS MEETINGS.

OPINION OF EXEL'S FINANCIAL ADVISOR

    On March 15, 1998, Goldman Sachs rendered an oral opinion to the Special Committee of the EXEL Board (subsequently confirmed in writing to the EXEL Board) to the effect that, as of such date and based upon the qualifications and assumptions made and matters considered by Goldman Sachs described in its

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                           Preliminary Proxy Material
written opinion dated March 15, 1998, the exchange ratio in the proposed EXEL Arrangement pursuant to the Original Agreement is fair from a financial point of view to EXEL Shareholders.

    On April 28, 1998, EXEL, Mid Ocean and New EXEL amended and restated the Original Agreement. In light of the amendment and restatement of the Original Agreement, on April 28, 1998, Goldman Sachs rendered the Goldman Sachs Opinion to the EXEL Board to the effect that, as of such date and based upon the qualifications and assumptions made and matters considered by Goldman Sachs described in the Goldman Sachs Opinion dated April 28, 1998, the aggregate consideration in the form of New EXEL Shares and cash, if any, to be received by EXEL Shareholders in connection with the Arrangements pursuant to the Agreement is fair from a financial point to view to such EXEL Shareholders.

    THE FULL TEXT OF THE GOLDMAN SACHS OPINION, DATED APRIL 28, 1998, WHICH SETS FORTH THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED AND MATTERS CONSIDERED IN, AND THE LIMITATIONS ON, THE REVIEW UNDERTAKEN IN CONNECTION WITH THE GOLDMAN SACHS OPINION, IS ATTACHED TO THIS JOINT PROXY STATEMENT AS APPENDIX E AND IS INCORPORATED HEREIN BY REFERENCE. EXEL SHAREHOLDERS SHOULD READ THE GOLDMAN SACHS OPINION IN ITS ENTIRETY AND CONSIDER IT CAREFULLY. THE SUMMARY OF THE GOLDMAN SACHS OPINION SET FORTH BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE GOLDMAN SACHS OPINION. THE GOLDMAN SACHS OPINION WAS DIRECTED TO THE EXEL BOARD IN CONNECTION WITH, AND FOR THE PURPOSES OF, ITS EVALUATION OF THE ARRANGEMENTS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY EXEL SHAREHOLDER AS TO HOW SUCH EXEL SHAREHOLDER SHOULD VOTE WITH RESPECT TO ANY MATTER TO BE VOTED UPON AT THE EXEL CLASS MEETING.

    In connection with the Goldman Sachs Opinion, Goldman Sachs reviewed, among other things: (i) the Agreement, (ii) the draft Joint Proxy Statement relating to the EXEL Class Meeting to be held in connection with the Arrangements, (iii) Annual Reports to Stockholders and Annual Reports on Form 10-K for the five fiscal years ended November 30, 1997 for EXEL and October 31, 1997 for Mid Ocean, (iv) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of EXEL and Mid Ocean, (v) certain other communications from EXEL and Mid Ocean to their respective stockholders, (vi) certain internal financial analyses and forecasts for EXEL prepared by EXEL's management (the "EXEL ESTIMATES"), (vii) certain internal financial analyses and forecasts for fiscal 1998 for Mid Ocean (including analyses and forecasts for Brockbank) prepared by Mid Ocean's management, as well as certain adjustments to such forecasts prepared by EXEL's management, (viii) certain financial analyses and forecasts for Mid Ocean for years subsequent to fiscal 1998 prepared by EXEL's management (the estimates referenced in clauses (vii) and (viii), the "MID OCEAN ESTIMATES"), and (ix) certain projected cost savings and operating synergies resulting from the Arrangements prepared by EXEL's management (the "SYNERGIES"). Goldman Sachs noted in its opinion that the financial forecasts for Mid Ocean for years subsequent to 1998 which were prepared by EXEL's management assume (i) management's anticipated effects of the sale of certain subsidiaries of Brockbank and (ii) certain redundancies of Mid Ocean's loss and loss adjustment expense reserves. Goldman Sachs also held discussions with members of the senior management of EXEL and Mid Ocean regarding the strategic importance, and potential benefits of, the transactions contemplated by the Agreement, and the past and current business operations, financial condition and future prospects of their respective companies. In addition, Goldman Sachs reviewed with members of senior management of EXEL the results of EXEL's due diligence examination of Mid Ocean. With respect to Brockbank, at EXEL's direction, Goldman Sachs did not meet with the management of Brockbank and its review of Brockbank was limited to the review of the aforementioned Brockbank forecasts and discussions with EXEL's management in respect of Brockbank. Goldman Sachs noted in its opinion that it understood that EXEL had retained separate financial advisors familiar with Brockbank to assist EXEL in its due diligence review of Brockbank. Goldman Sachs also reviewed the reported price and trading activity for EXEL Ordinary Shares and Mid Ocean Shares, compared certain financial and stock market information for EXEL and Mid Ocean with similar information for certain other companies the

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
                           Preliminary Proxy Material
securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the insurance industry and performed such other studies and analyses as Goldman Sachs considered appropriate.

    In preparing the Goldman Sachs Opinion, Goldman Sachs relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by Goldman Sachs and assumed such accuracy and completeness for purposes of rendering its opinion. In that regard, Goldman Sachs assumed with EXEL's consent, (i) that the financial forecasts for EXEL and Mid Ocean, including the forecasts in respect of Brockbank, the forecasts for Mid Ocean adjusted or prepared by EXEL's management and including the Synergies, were reasonably prepared on a basis reflecting the best currently available judgments of the managements of EXEL and Mid Ocean, as the case may be, and (ii) that the forecasts referred to in (i) above, including the Synergies will be realized in the amounts and at the times contemplated thereby. Goldman Sachs indicated that it had not been provided with financial forecasts for Mid Ocean prepared by Mid Ocean management for periods other than fiscal 1998. Accordingly, its review with respect to future periods subsequent to fiscal 1998 for Mid Ocean was limited to the forecasts for Mid Ocean prepared by EXEL's management. In addition, Goldman Sachs noted that they are not actuaries and have not made an independent evaluation or appraisal of the assets and liabilities, including the loss and loss adjustment expense reserves of EXEL or Mid Ocean or any of their subsidiaries and were not furnished with any such evaluation or appraisal. In that regard, Goldman Sachs made no analyses of, and expressed no opinion as to, the adequacy of the loss and loss adjustment expense reserves of EXEL or Mid Ocean and relied upon information furnished to it by EXEL and Mid Ocean as to such adequacy. Goldman Sachs also noted in its opinion that they were not requested to make, and were not making, a recommendation to any EXEL Shareholder as to whether he should elect to receive cash under the Arrangements.

    The following is a summary of certain of the financial analyses which were reviewed by Goldman Sachs with the Special Committee of the EXEL Board on April 28, 1998 in connection with providing the Goldman Sachs Opinion. Goldman Sachs utilized substantially the same types of financial analyses in preparing the Goldman Sachs Opinion as it utilized in connection with its earlier opinion on March 15, 1998.

    SUMMARY OF TERMS OF PROPOSED TRANSACTION. Goldman Sachs reviewed the terms of the proposed Arrangements, including the nominal value per share of Mid Ocean Common Stock (the "NOMINAL VALUE"), the aggregate consideration, the Exchange Ratio and the expected method of accounting. Utilizing a price of $74.38 per EXEL Ordinary Share, the closing price on the NYSE of EXEL Ordinary Shares on April 27, 1998, and applying an Exchange Ratio equal to 1.0215, Goldman Sachs calculated a Nominal Value of $75.97 per Mid Ocean Share, as compared to a price per Mid Ocean Share of $63.31, the closing price on the NYSE on March 13, 1998 (the last business day before the transaction was announced).

    DAILY EXCHANGE RATIO HISTORY. Goldman Sachs divided the daily price of Mid Ocean Shares by the daily price of EXEL Ordinary Shares (the "DAILY EXCHANGE RATIO") for each day during the period from April 28, 1997 through April 27, 1998, and reviewed the Daily Exchange Ratio for such period. During this period the Daily Exchange Ratio ranged from a high of 1.8x to a low of 0.8x.

    VALUATION PARAMETERS ANALYSIS. Utilizing the Nominal Value of $75.97, Goldman Sachs analyzed the consideration to be paid per Mid Ocean Share in relation to (i) the market price per Mid Ocean Share on March 13, 1998 ($63.31),
(ii) the book value per Mid Ocean Share as of January 31, 1998 based on a Mid Ocean press release, (iii) the 1997 actual EPS of Mid Ocean Shares, (iv) 1998 EPS estimate for Mid Ocean Shares based on information provided by IBES, (v) EXEL management's 1998 EPS estimate for Mid Ocean Shares, and (vi) the 1999 IBES EPS estimate for Mid Ocean Shares. Such analysis indicated that the Nominal Value represented: (i) a 20% premium to the market value per Mid Ocean Share,
(ii) 2.1x the

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
                           Preliminary Proxy Material
book value per Mid Ocean Ordinary Share, (iii) 11.8x the actual 1997 EPS for Mid Ocean, (iv) 13.2x the IBES 1998 estimate for EPS for Mid Ocean, (v) 16.1x the EXEL 1998 estimate for EPS for Mid Ocean, and (vi) 12.5x the IBES 1999 estimate for EPS for Mid Ocean.

    COMPARABLE PUBLIC COMPANY ANALYSIS. Goldman Sachs reviewed and compared certain financial information relating to EXEL and Mid Ocean to corresponding financial information, ratios and public market multiples for three groups of selected publicly traded companies in the insurance industry considered by Goldman Sachs to be reasonably comparable to EXEL and Mid Ocean for purposes of this analysis. Such comparable companies consisted of: (i) ACE Limited ("ACE"),
(ii) PartnerRe Ltd., RenaissanceRe Holdings Ltd., IPC Holdings, Ltd., Terra Nova (Bermuda) Holdings Ltd. and LaSalle Re Holdings Limited (the "BERMUDA CATASTROPHE COMPANIES") and (iii) General Re Corporation, Transatlantic Re Corporation, Alleghany, Everest Reinsurance Holdings, Inc., NAC Re Corp., Trenwick Group, Inc., and Chartwell Re Corporation (the "U.S. REINSURANCE COMPANIES" together with ACE and the Bermuda Catastrophe Companies, the "COMPARABLE COMPANIES"). Goldman Sachs calculated and compared various financial multiples and ratios for EXEL and Mid Ocean with those of the Comparable Companies using the respective closing price per share for each of the Comparable Companies, EXEL and Mid Ocean on April 27, 1998. The multiples and ratios for EXEL, Mid Ocean and the Comparable Companies were based on the most recent publicly available information and from estimates provided by IBES (calendarized, where appropriate, to reflect a December 31 fiscal year end).

    With respect to the Comparable Companies, Goldman Sachs considered, among other multiples and ratios, (i) the April 27, 1998 closing price per share as a percentage of 52-week high, (ii) the price/earnings multiple based on 1998 and 1999 IBES estimates, (iii) the IBES estimate of 1998 to 1999 EPS growth rates ("1999 GROWTH RATES"), (iv) the IBES estimate of five-year EPS growth rate ("FIVE-YEAR GROWTH RATE"), (v) the ratio of the 1998 price/earnings multiple to the five-year growth rate, (vi) the market price to adjusted book value (common equity before adjustment for net unrealized gains pursuant to FAS 115) multiple,
(vii) the return on average common equity ("ROE") based on IBES 1998 estimates,
(viii) the dividend yield and (ix) the debt to capital ratio.

    Goldman Sachs' analysis indicated that (i) the April 27, 1998 closing price as a percentage of the 52 week high ranged from 87.0% to 98.0% with a median of 92.0% for the Bermuda Catastrophe Companies, and from 82.0% to 99.0% with a median of 91.0% for the U.S. Reinsurance Companies, as compared with 82.0% for ACE, 92.0% for EXEL and 92.0% for Mid Ocean; (ii) 1998 price/earnings multiples ranged from 7.8x to 11.3x with a median of 9.3x for the Bermuda Catastrophe Companies, and from 9.9x to 23.6x with a median of 13.2x for the U.S. Reinsurance Companies, as compared to 15.6x for ACE, 16.7x for EXEL and 14.2x for Mid Ocean; (iii) 1999 price/earnings multiples ranged from 7.5x to 10.6x with a median of 9.8x for the Bermuda Catastrophe Companies, and from 9.2x to 21.7x with a median of 12.3x for the U.S. Reinsurance Companies, as compared to 14.1x for ACE, 16.7x for EXEL and 13.1x for Mid Ocean; (iv) 1999 growth rates ranged from (11.4%) to 6.8% with a median of 4.1% for the Bermuda Catastrophe Companies, and from 8.3% to 9.7% with a median of 9.0% for the U.S. Reinsurance Companies, as compared to 10.8% for ACE, 12.4% for EXEL and 6.1% for Mid Ocean and (v) five-year growth rates ranged from 8.0% to 12.0% with a median of 10.0% for the Bermuda Catastrophe Companies, and from 9.0% to 14.0% with a median of 11.3% for the U.S. Reinsurance Companies, as compared to 13.0% for ACE, 12.0% for EXEL and 12.0% for Mid Ocean; (vi) the ratios of the 1998 price/ earning multiple to the five-year growth rate ranged from 0.8x to 1.1x with a median of 1.0x for the Bermuda Catastrophe Companies, and from 0.7x to 2.6x with a median of 1.2x for the U.S. Reinsurance Companies as compared to 1.2x for ACE, 1.4x for EXEL and 1.1x for Mid Ocean; (vii) the market price to adjusted book value multiple ranged from 1.3x to 1.9x with a median of 1.6x for the Bermuda Catastrophe Companies, and from 1.2x to 3.0x with a median of 1.6x for the U.S. Reinsurance Companies, as compared to 2.3x for ACE, 2.7x for EXEL and 2.1x for Mid Ocean; (viii) ROE ranged from 12.4% to 22.9% with a median of 16.5% for the Bermuda Catastrophe Companies, and from 6.9% to 17.8% with a median of

                           Preliminary Proxy Material
11.9% for the U.S. Reinsurance Companies, as compared to 14.8% for ACE, 16.4% for EXEL and 16.3% for Mid Ocean; (ix) dividend yield ranged from 0.7% to 8.0% with a median of 2.5% for the Bermuda Catastrophe Companies, and from 0.0% to 2.7% with a median of 0.5% for the U.S. Reinsurance Companies, as compared to 0.9% for ACE, 2.2% for EXEL and 4.4% for Mid Ocean; and (x) the debt to capital ratio ranged from 0.0% to 29.1% with a median of 7.4% for the Bermuda Catastrophe Companies, and from 0.0% to 33.3% with a median of 12.3% for the U.S. Reinsurance Companies, as compared to 0.0% for ACE, 5.8 for EXEL and 0.8% for Mid Ocean.

    PRO FORMA MERGER ANALYSIS. Goldman Sachs analyzed the estimated pro forma effect of the Arrangements on a cash basis (assuming the combined entity has no goodwill amortization) and on a GAAP basis (assuming the combined entity amortizes goodwill) on the EPS of EXEL on a stand-alone basis. Goldman Sachs' analysis was based on, among other things, the following assumptions: (i) an exchange ratio of 1.0215 EXEL Ordinary Share for each Mid Ocean Share, (ii) EXEL management's anticipated effects of the sale of certain subsidiaries of Brockbank, (iii) certain redundancies of Mid Ocean's loss and loss adjustment expense reserves, and (iv) in connection with the GAAP calculation, approximately $1.5 billion of goodwill amortized over 40 years. Goldman Sachs conducted its analysis utilizing (i) IBES EPS estimates for EXEL and Mid Ocean,
(ii) the EXEL Estimates and (iii) the Mid Ocean Estimates. Utilizing the IBES estimates for EXEL and Mid Ocean, Goldman Sachs' analysis indicated that the proposed Arrangements would be accretive to EXEL Shareholders on an EPS basis in 1998 and 1999 both on a cash and GAAP basis. Utilizing the EXEL Estimates and the Mid Ocean Estimates, Goldman Sachs' analysis indicated that (i) on a cash basis the proposed Arrangements would be accretive to EXEL Shareholders on an EPS basis in 1998 and 1999 and (ii) on a GAAP basis the proposed Arrangements would be dilutive to EXEL Shareholders on an EPS basis in 1998 and mildly accretive to EXEL Shareholders on an earning per share in 1999. The analysis also compared IBES estimates of EXEL EPS on a stand-alone basis to the pro forma EPS of the combined companies giving effect to the Arrangements based on the EXEL Estimates and the Mid Ocean Estimates. This analysis indicated that, relative to IBES stand-alone estimates for EXEL, the impact of the Arrangements on EXEL EPS would be accretive in 1998 and 1999 on a cash basis and dilutive in 1998 and 1999 on a GAAP basis.

    SELECTED ACQUISITIONS ANALYSIS. Goldman Sachs analyzed certain information relating to 64 acquisitions since 1989 in the property and casualty insurance industry (the "SELECTED P/C ACQUISITIONS") and 35 acquisitions since 1989 in the reinsurance industry (the "SELECTED REINSURANCE ACQUISITIONS"). With respect to the Selected P/C Acquisitions, such analysis indicated, to the extent such information was available, (i) high, low, mean and median multiples of aggregate consideration as a multiple of (a) last twelve months ("LTM") GAAP net income of 47.1x, 5.3x, 22.9x and 20.2x, respectively, (b) tangible GAAP book value of 8.3x, 0.6x, 2.0x and 1.4x, respectively, (c) prior year net income calculated on a statutory basis of 70.0x, 6.2x, 21.5x and 18.3x, respectively, (d) prior year surplus calculated on a statutory basis of 6.3x, 0.6x, 2.2x and 1.8x, respectively and (ii) high, low, mean and median percentages of the premium of the aggregate consideration over market of 97.3%, 1.4%, 33.4% and 29.9% respectively. With respect to the Selected Reinsurance Acquisitions, such analysis indicated, to the extent such information was available, high, low, mean and median multiples of aggregate consideration as a multiple of (i) LTM GAAP net income of 25.4x, 5.9x, 12.8x and 9.9x, respectively, (ii) tangible GAAP book value of 3.9x, 0.1x, 1.5x and 1.3x, respectively, (iii) prior year net income calculated on a statutory basis of 51.7x, 6.1x, 14.2x and 10.3x, respectively and (iv) prior year surplus calculated on a statutory basis of 3.1x, 0.7x, 1.4x and 1.2x, respectively.

    The summary set forth above does not purport to be a complete description of the analyses performed by Goldman Sachs. The preparation of a fairness opinion is a complex process and is not susceptible to partial analysis or summary description. Selecting portions of the analyses or the summary set forth above, without considering the analysis as a whole, could create an incomplete view of the processes underlying the Goldman Sachs Opinion. In arriving at its fairness determination, Goldman Sachs considered the

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results of all such analyses and did not assign relative weights to any analysis or factor considered by it; rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all such analyses. No public company used in the above analyses as a comparison is identical to EXEL or Mid Ocean. The analyses were prepared solely for purposes of Goldman Sachs providing its opinion to the EXEL Board and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold or may trade in the future. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of EXEL, Mid Ocean, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast. As described above, Goldman Sachs Opinion to the EXEL Board was one of many factors taken into consideration by the EXEL Board in making its determination to approve the Arrangements and the Agreement.

    Goldman Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Goldman Sachs is familiar with EXEL, having provided certain investment banking services for EXEL from time to time, including, without limitation, having acted as lead managing underwriter for the initial public offering of EXEL Ordinary Shares in 1991 and subsequent offering of EXEL Ordinary Shares in 1992; and having acted as EXEL's financial advisor in connection with, and having assisted in certain of the negotiations leading to, the Agreement.

    Goldman Sachs provides a full range of financial, advisory and brokerage services and in the course of its normal trading activities may from time to time effect transaction and hold positions in the securities or options on securities of EXEL and/or Mid Ocean for its own account and/or for the account of customers.

    Pursuant to a letter agreement, EXEL engaged Goldman Sachs as its financial advisor in connection with the possible acquisition of all or a portion of the Mid Ocean Shares or other equity interests or assets of Mid Ocean. Pursuant to the terms of the letter agreement, EXEL has paid Goldman Sachs a fee of $1.0 million and will pay Goldman Sachs an additional fee of approximately $6.6 million if at least 50% of the outstanding Mid Ocean Shares not currently owned by EXEL are acquired in one or more transactions. Any such fee will be paid to Goldman Sachs in cash upon consummation of such transaction. In addition, EXEL has agreed to pay Goldman Sachs a break-up fee of $1.0 million in the event the transactions contemplated by the Agreement are terminated or otherwise not consummated and EXEL receives a break-up fee from Mid Ocean under the Agreement. EXEL has agreed to make such payment to Goldman Sachs in cash when payment of such fee is made to EXEL. In addition, EXEL also has agreed to reimburse Goldman Sachs for its reasonable out-of-pocket expenses, including all fees and disbursements of counsel, and to indemnify Goldman Sachs and certain related persons against certain liabilities in connection with their engagement, including certain liabilities under the federal securities laws.

OPINION OF MID OCEAN'S FINANCIAL ADVISOR

    Pursuant to an engagement letter dated March 3, 1998, Mid Ocean retained J.P. Morgan as its financial advisor and to deliver a fairness opinion in connection with the proposed Arrangements.

    At the meeting of the Mid Ocean Board on March 15, 1998, J.P. Morgan rendered its oral and written opinion to the Mid Ocean Board that, as of such date, the consideration to be paid to Mid Ocean Shareholders in the proposed Arrangements was fair, from a financial point of view, to Mid Ocean Shareholders (other than EXEL) and such opinion takes into account the fact that the consideration may be in the form of New EXEL Shares and/or cash. J.P. Morgan indicated that in giving its opinion it recognized that individual shareholders may make elections with respect to the form of consideration to be received based on a variety of factors, including their basis in Mid Ocean Shares, tax status and liquidity

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
                           Preliminary Proxy Material
needs. Similarly, J.P. Morgan also has indicated that it took into account the voluntary nature of such election and the election alternatives given the proportion of share consideration that Mid Ocean Shareholders (other than EXEL) as a group will receive notwithstanding individual elections. J.P. Morgan confirmed its March 15, 1998 opinion by delivering written opinions to the Mid Ocean Board, dated April 28, 1998 and the date of this Joint Proxy Statement that, as of such dates, the consideration to be paid to Mid Ocean Shareholders in the proposed Arrangements was fair, from a financial point of view, to Mid Ocean Shareholders (other than EXEL). No limitations were imposed by the Mid Ocean Board upon J.P. Morgan with respect to the investigations made or procedures followed by it in rendering its opinions.

    THE FULL TEXT OF THE J.P. MORGAN OPINION DATED THE DATE HEREOF, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED, AND LIMITS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS APPENDIX F TO THIS JOINT PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. MID OCEAN SHAREHOLDERS ARE URGED TO READ THE OPINION IN ITS ENTIRETY. THE J.P. MORGAN OPINION IS ADDRESSED TO THE MID OCEAN BOARD, IS DIRECTED ONLY TO THE CONSIDERATION TO BE PAID IN THE MID OCEAN ARRANGEMENT AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY MID OCEAN SHAREHOLDER AS TO HOW SUCH MID OCEAN SHAREHOLDER SHOULD VOTE AT THE APPLICABLE MID OCEAN CLASS MEETING. THE SUMMARY OF THE J.P. MORGAN OPINION SET FORTH IN THIS JOINT PROXY STATEMENT DESCRIBES THE MATERIAL ASPECTS OF SUCH OPINION AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

    In arriving at its opinion, J.P. Morgan reviewed, among other things: the Original Agreement and, in the case of its opinion dated April 28, 1998, the Agreement and, in the case of its opinion dated the date of this Joint Proxy Statement, the Agreement and this Joint Proxy Statement, certain publicly available information concerning the business of Mid Ocean and of certain other companies engaged in businesses comparable to those of Mid Ocean, and the reported market prices for certain other companies' securities deemed comparable; publicly available terms of certain transactions involving companies comparable to Mid Ocean and the consideration received for such companies; current and historical market prices of Mid Ocean Class A Shares and EXEL Ordinary Shares; the audited financial statements of Mid Ocean and EXEL for the fiscal years ended October 31, 1997 and November 30, 1997, respectively, and the unaudited financial statements of Mid Ocean for the period ended January 31, 1998 and, in the case of its opinions April 28, 1998 and the date of this Joint Proxy Statement, the unaudited financial statements of EXEL for the period ended February 27, 1998; certain internal financial analyses prepared by Mid Ocean and EXEL and their respective managements; and the terms of other business combinations deemed relevant by J.P. Morgan. J.P. Morgan also held discussions with certain members of the management of Mid Ocean and EXEL with respect to certain aspects of the Arrangements, the past and current business operations of Mid Ocean and EXEL, the financial condition and future prospects and operations of Mid Ocean and EXEL, the effects of the Arrangements on the financial condition and future prospects of Mid Ocean and EXEL, and certain other matters believed necessary or appropriate to J.P. Morgan's inquiry. In addition, J.P. Morgan reviewed such other financial studies and analyses and considered such other information as it deemed appropriate for the purposes of its opinion.

    J.P. Morgan relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to J.P. Morgan by Mid Ocean and EXEL or otherwise reviewed by J.P. Morgan, and J.P. Morgan has not assumed any responsibility or liability therefor. J.P. Morgan did not conduct any valuation or appraisal of any assets or liabilities, nor were any such valuations or appraisals provided to J.P. Morgan. In relying on financial analyses and forecasts provided to J.P. Morgan, J.P. Morgan assumed that these analyses and forecasts had been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of Mid Ocean and EXEL to which such analyses or forecasts related. J.P. Morgan also assumed that the Arrangements will have the tax consequences described in this Joint Proxy Statement and in discussions with, and materials furnished by, representatives of Mid Ocean, and that the other transactions contemplated by the Agreement will be consummated as described in the Agreement and in this Joint Proxy Statement.

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    The projections furnished to J.P. Morgan for Mid Ocean and EXEL were prepared by the managements of Mid Ocean and EXEL, respectively. Mid Ocean and EXEL do not publicly disclose internal management projections of the type provided to J.P. Morgan in connection with J.P. Morgan's analysis of the Arrangements, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such projections.

    The J.P. Morgan Opinion is based on economic, market, and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. Subsequent developments may affect the J.P. Morgan Opinion, and J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan expressed no opinion as to the price at which New EXEL Shares will trade at any future time.

    In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with providing its opinion.

    OFFER VALUATION. J.P. Morgan reviewed the terms of the proposed Arrangements, including the Exchange Ratio and the aggregate transaction value and also reviewed the implied value of the consideration offered based upon the closing share price of EXEL Ordinary Shares of $71.25 on March 13, 1998 (the last trading day prior to the March 15, 1998 meeting of the Mid Ocean Board) (the "EXEL SHARE PRICE"), which indicated that the implied value of the consideration offered in the EXEL proposal was approximately $72.78 per share of Mid Ocean Class A Shares, representing a 15.0 percent premium to the March 13, 1998 Mid Ocean Class A Share closing market price of $63.31 per share (the "MID OCEAN MARCH 13, 1998 CLOSING PRICE").

    DISCOUNTED CASH FLOW ANALYSIS. Using a discounted cash flow analysis, J.P. Morgan estimated the net present value of the future streams of cash flows that Mid Ocean could produce on a stand-alone basis in the fiscal years 1998 through 2003 and distribute to Mid Ocean's shareholders. In performing this analysis, J.P. Morgan assumed net operating income estimates as reported by IBES for the fiscal years 1998 and 1999 and Mid Ocean's current dividend payout ratio. Additionally, J.P. Morgan assumed an additional dividend of any capital in excess of that required to maintain an operating leverage (net premiums earned/ shareholders' equity) ratio of 0.5:1. J.P. Morgan also calculated a range of terminal values of Mid Ocean in 2003 by applying multiples of 9.0x to 11.0x net income during the final year of the valuation period which implied terminal book value multiples of 2.0x to 2.5x book value, excluding the effects of FAS 115, at the end of the valuation period. The dividends and the range of terminal values were then discounted to present values using a range of discount rates from 10% to 15%, which were chosen by J.P. Morgan based upon an analysis of the estimated weighted average cost of capital of Mid Ocean. Based on the aforementioned projections, terminal net income multiples of 9.0x to 11.0x, and discount rates of 10% to 15%, the discounted cash flow analysis indicated a range of equity values of between $66.42 and $69.63 per fully diluted share of Mid Ocean Shares on a stand-alone basis (I.E., without synergies).

    A discounted cash flow analysis was included because it is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, including earnings growth rates, dividend payout rates, terminal values and discount rates.

    PUBLIC TRADING MULTIPLES. Using publicly available information, J.P. Morgan compared selected financial data of Mid Ocean with similar data for selected publicly traded reinsurance companies. The companies selected by J.P. Morgan were IPC Holdings Limited, LaSalle Re Holdings Ltd, PartnerRe Holdings, RenaissanceRe Holdings Ltd. (collectively, "CATASTROPHE REINSURERS"); Capital Re Corp., Chartwell Re Corporation, Everest Reinsurance Holdings, Inc., NAC Re Corp., Transatlantic Holdings,

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
                           Preliminary Proxy Material
Inc., Trenwick Group Inc. (collectively, "BROKER REINSURERS"); ACE Ltd. and EXEL (collectively, "DIVERSIFIED REINSURERS"); and General Re Corporation (the "DIRECT REINSURER"). For each comparable company, publicly available financial data for the fiscal year 1997 and IBES earnings estimates for the fiscal years 1998 and 1999 were considered. For the Catastrophe Reinsurers, the multiples (mean, median) derived from this analysis were as follows: (i) GAAP book value including FAS 115: 1.44x, 1.39x; (ii) GAAP book value excluding FAS 115: 1.45x, 1.40x; (iii) 1998 estimated earnings: 8.7x, 8.4x; and (iv) 1999 estimated earnings: 8.8x, 9.1x. For the Broker Reinsurers, the multiples (mean, median) derived from this analysis were as follows: (i) GAAP book value including FAS 115: 1.55x, 1.50x; (ii) GAAP book value excluding FAS 115: 1.63x, 1.65x; (iii) 1998 estimated earnings: 12.6x, 12.5x; and (iv) 1999 estimated earnings: 11.4x, 11.5x. For the Diversified Reinsurers, the median multiples derived from this analysis were as follows: (i) GAAP book value including FAS 115: 2.24x; (ii) GAAP book value excluding FAS 115: 2.43x; (iii) 1998 estimated earnings: 15.9x; and (iv) 1999 estimated earnings: 14.4x. For the Direct Reinsurer, the multiples derived from this analysis were as follows: (i) GAAP book value including FAS 115: 2.13x; (ii) GAAP book value excluding FAS 115: 2.13x; (iii) 1998 estimated earnings: 16.9x; and (iv) 1999 estimated earnings: 15.4x. For the Broker Reinsurers, the median multiples derived from this analysis were as follows: (i) GAAP book value including FAS 115: 1.50x; (ii) GAAP book value excluding FAS 115: 1.65x; (iii) 1998 estimated earnings: 12.5x; and (iv) 1999 estimated earnings: 11.5x. For J.P. Morgan's universe of Catastrophe Reinsurers, Broker Reinsurers, Diversified Reinsurers and the Direct Reinsurer the multiples (mean, median) derived from this analysis were as follows: (i) GAAP book value including FAS 115: 1.66x, 1.53x; (ii) GAAP book value excluding FAS 115: 1.74x, 1.72x; (iii) 1998 estimated earnings: 12.2x, 11.6x; and (iv) 1999 estimated earnings: 11.4x, 10.7x. Based on multiples of IBES estimated 1998 earnings, J.P. Morgan obtained fully diluted equity values per share of Mid Ocean Shares ranging from $68.07 to $71.61. Based on multiples of book value, J.P. Morgan obtained fully diluted equity values per share of Mid Ocean Shares ranging from $54.31 to $58.95.

    SELECTED TRANSACTION ANALYSIS. Using publicly available information, J.P. Morgan examined the multiples paid in selected reinsurance company transactions from 1994 to 1997 with respect to: equity value to GAAP book value, excluding the effects of FAS 115; equity value to GAAP LTM operating earnings; and premium to market value 45 trading days prior to transaction announcement. Specifically, J.P. Morgan reviewed the following transactions (Acquiring Company/Acquired Company): Fairfax Financial Holdings Limited/Sphere Drake Holdings Ltd.; EXEL/GCR Holdings Ltd.; Schwiezerische Ruckversicherungs-Gesellschaft ("SWISS RE")/Unione Italiana di Riassicurazione ("UNIORIAS"); PartnerRe Ltd./Societe Anonyme Francaise de Reassurances; Swiss Re/The Mercantile & General Reinsurance Company plc ("MERCANTILE & GENERAL"); Munchner Ruckversicherungs-Gesellschaft ("MUNICH RE")/American Re Corporation ("AMERICAN RE"); General Re Corporation ("GENERAL RE")/National Re Corp. ("NATIONAL RE"); ACE Limited/Tempest Reinsurance Co. Ltd.; PXRE Corporation/Transnational Re Corp.; Zurich Reinsurance Centre Holdings Inc./Re Capital Reinsurance Corp.; General Re Corporation/Kolnische Ruckversicherungs-Gesellschaft AG ("COLOGNE RE"). J.P. Morgan also examined the types of reinsurance business conducted by the aforementioned companies and designated the following as direct reinsurance company transactions: Swiss Re/UNIORIAS, Swiss Re/Mercantile & General, Munich Re/American Re, General Re/National Re, General Re/Cologne Re.

    The multiples (mean, median) derived from such analysis of all transactions were as follows: (i) equity value to GAAP book value: 1.76x, 1.61x; (ii) equity value to GAAP LTM earnings: 11.8x, 10.4x; (iii) premium to market value 45 trading days prior to transaction announcement: 1.22x, 1.25x. This analysis yielded an equity valuation range of $61.49 to $69.77 per share of Mid Ocean Shares on an earnings basis; $57.02 to $62.34 per share of Mid Ocean Shares on a book value basis; and $70.38 to $71.98 per share of Mid Ocean Shares on a premium to market value basis.

    ANALYSIS OF EXEL ORDINARY SHARES. J.P. Morgan analyzed the trading performance of EXEL Ordinary Shares relative to Mid Ocean; its closest business comparable, ACE; and the S&P 500 since January 1996.

                           Preliminary Proxy Material

    J.P. Morgan performed a discounted cash flow analysis of EXEL similar to that performed for Mid Ocean with the following adjustments: terminal value of 2003 net operating income range of 13.0x to 15.0x which implies price to book multiples at exit of 2.9x to 3.3x and operating leverage ratio of 0.3:1. This analysis yielded a range of $65.33 per share to $71.37 per share of EXEL Ordinary Shares.

    Using publicly available information, J.P. Morgan compared selected financial data of EXEL with similar data for selected publicly traded diversified property and casualty insurance companies ("DIVERSIFIED P&C COMPANIES"): Chubb Corporation, CNA Financial Corporation and St. Paul Companies; J.P. Morgan also examined the same data for ACE. Publicly available financial data for the fiscal year ending 1997 and IBES earnings estimates for the fiscal years ending 1998 and 1999 were considered. For the Diversified P&C Companies, the multiples (mean, median) derived from this analysis were as follows: (i) GAAP book value including FAS 115: 1.77x, 1.74x; (ii) GAAP book value excluding FAS 115: 1.95x, 2.03x; (iii) 1998 estimated earnings: 17.7x, 17.9x; and (iv) 1999 estimated earnings: 17.6x, 16.0x. For ACE, the multiples derived from this analysis were as follows: (i) GAAP book value including FAS 115: 2.17x; (ii) GAAP book value excluding FAS 115: 2.33x; (iii) 1998 estimated earnings: 16.0x; and (iv) 1999 estimated earnings: 14.4x. Based upon the above analysis, J.P. Morgan derived implied equity values for EXEL ranging from $79.81 to $81.35 per share of EXEL Ordinary Shares based on the multiple of price to 1998 IBES earnings of the Diversified P&C Companies and $71.82 per share of EXEL Ordinary Shares based on the multiple of price to 1998 IBES earnings of ACE; $53.83 to $54.77 per share of EXEL Ordinary Shares based on price to book value multiples of the Diversified P&C Companies and $67.27 based on the price to book value multiple of ACE. These results were compared to EXEL's actual share price as of March 13, 1998.

    OTHER ANALYSES. J.P. Morgan analyzed the impact on estimated EXEL EPS from the addition of the estimated Mid Ocean earnings and issuance of additional shares of EXEL Ordinary Shares in the Arrangements. Estimated EXEL and Mid Ocean earnings were obtained from IBES. J.P. Morgan also compared the estimated 1998 and 1999 EPS of the pro forma EXEL at the given exchange ratio with Mid Ocean's estimated 1998 and 1999 EPS on a stand-alone basis. J.P. Morgan also analyzed the historical ratio of ordinary share prices of Mid Ocean and EXEL, as well as the relative contribution of Mid Ocean and EXEL to several financial and operating measures of the pro forma combined company (based on historical financial and operating data).

    In connection with its opinions dated April 28, 1998 and the date of this Joint Proxy Statement, J.P. Morgan reviewed the analyses used to render its March 15, 1998 opinion to the Mid Ocean Board by performing procedures to update certain of such analyses and by reviewing the assumptions upon which such analyses were based and the factors considered in connection therewith.

    The summary set forth above does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the summary set forth above and its analyses must be considered as a whole and that selecting portions thereof, without considering all of its analyses, could create an incomplete view of the processes underlying its analyses and opinion. J.P. Morgan based its analyses on assumptions that it deemed reasonable, including assumptions concerning general business and economic conditions and industry-specific factors. The other principal assumptions upon which J.P. Morgan based its analyses are set forth above under the description of each such analysis. J.P. Morgan's analyses are not necessarily indicative of actual values or actual future results that might be achieved, which values may be higher or lower than those indicated. No company or transaction used in the above analyses as a comparison is identical to Mid Ocean or the proposed Arrangements. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the value of the companies to which they are being compared. Moreover, J.P. Morgan's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold.

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    As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. J.P. Morgan was selected to advise Mid Ocean with respect to the Agreement and the Arrangements and to deliver an opinion to the Mid Ocean Board with respect to the Agreement and the Arrangements on the basis of such experience and its familiarity with Mid Ocean.

    For services rendered in connection with the Agreement and the Arrangements, Mid Ocean has agreed to pay J.P. Morgan a transaction fee of approximately $10.0 million upon consummation of the Arrangements. Mid Ocean has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities, including liabilities arising under the United States federal securities laws.

    J.P. Morgan has provided advisory services to Mid Ocean in the past, for which it has received customary fees. JPMCC, an affiliate of J.P. Morgan, holds 1,190,292 Mid Ocean Class B Shares, which constitute all of the outstanding shares of such class, and 1,860,000 Mid Ocean Class C Shares, which constitute all of the outstanding shares of such class. JPMCC also holds 4,701,980 EXEL Ordinary Shares, and, in 1995, entered into a hedging transaction with respect to these shares. In the ordinary course of their businesses, J.P. Morgan's affiliates may sell the securities of third parties to Mid Ocean and EXEL and may actively trade the debt and equity securities of Mid Ocean and EXEL for their own account or for the accounts of customers, and, accordingly, they may at any time hold long or short positions in such securities. Additionally, Roberto G. Mendoza, a Vice Chairman of J.P. Morgan & Co. Incorporated, is a director of Mid Ocean.

THE ARRANGEMENTS

    DESCRIPTION OF THE ARRANGEMENTS. The Agreement provides for the transfer to New EXEL of all of the issued share capital of EXEL and all of the issued share capital of Mid Ocean (other than the shares of Mid Ocean capital held by EXEL or its subsidiaries, which will remain outstanding), whereupon EXEL will become a wholly owned subsidiary of New EXEL, and Mid Ocean will become a direct and indirect (by virtue of the Mid Ocean Shares held by EXEL) wholly owned subsidiary of New EXEL. At the Effective Time, the articles of association of New EXEL ("NEW EXEL ARTICLES") will be substantially similar to the EXEL Articles except as herein described and except for provisions relating to the New EXEL Non-Voting Shares. Immediately after the consummation of the Arrangements, New EXEL will be renamed "EXEL Limited" and the name of EXEL will be changed to "EXEL Holdings Limited." See "NEW EXEL SHARE CAPITAL" and "COMPARISON OF SHAREHOLDER RIGHTS."

    APPLICATION TO THE COURT. EXEL has caused an application to be made to the Grand Court requesting the Grand Court to summon such class meetings of members of EXEL as the Grand Court may direct. The Grand Court has directed EXEL to convene the EXEL Class Meeting in order to obtain the approval required under
Section 85(2) of the Companies Law for the EXEL Arrangement. Subject to such approval being obtained at the EXEL Class Meeting and to the approval of the Mid Ocean Arrangement being obtained at each of the Mid Ocean Class Meetings, EXEL will cause a petition to be presented to the Grand Court seeking the sanctioning of the EXEL Arrangement pursuant to Section 85 of the Companies Law and file such other documents as are required to be duly filed with the Grand Court to effect the EXEL Arrangement. Mid Ocean has caused an application to be made to the Grand Court requesting the Grand Court to summon such class meetings of members of Mid Ocean as the Grand Court may direct. The Court has directed Mid Ocean to convene the Mid Ocean Class Meetings in order to obtain the approvals required under Section 85(2) of the Companies Law for the Mid Ocean Arrangement. Subject to such approvals being obtained at each of the Mid Ocean Class Meetings and to the approval of the EXEL Arrangement being obtained at the EXEL Class Meeting, Mid Ocean will cause a petition to be presented

                           Preliminary Proxy Material
to the Grand Court seeking the sanctioning of the Mid Ocean Arrangement pursuant to Section 85 of the Companies Law and file such other documents as are required to be duly filed with the Grand Court to effect the Mid Ocean Arrangement.

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
                           Preliminary Proxy Material

    EFFECTIVE DATE AND EFFECTIVE TIMES. Upon receipt of orders from the Grand Court sanctioning the EXEL Arrangement and the Mid Ocean Arrangement, (i) the order sanctioning the EXEL Arrangement will be filed with the Registrar, and
(ii) immediately thereafter, the order from the Grand Court sanctioning the Mid Ocean Arrangement will be filed with the Registrar. The EXEL Arrangement will become effective upon the filing of the order of the Grand Court with respect to the EXEL Arrangement with the Registrar and upon an office copy of the order of the Grand Court sanctioning the Mid Ocean Arrangement being delivered to the Registrar for registration. The Mid Ocean Arrangement will become effective on the Effective Date immediately after the EXEL Arrangement becomes effective as a matter of Cayman Islands law and upon the filing of the order of the Grand Court with respect to the Mid Ocean Arrangement with the Registrar. Prior to such filings, the Closing will be held for the purpose of confirming the satisfaction or waiver of the conditions described herein under "--Conditions to the Arrangements." The date upon which the Closing occurs is referred to herein as the "CLOSING DATE."

EXCHANGE OF SHARES

    EXCHANGE OF EXEL ORDINARY SHARES. At the EXEL Effective Time, each EXEL Ordinary Share issued and outstanding immediately prior to the EXEL Effective Time will be automatically transferred to New EXEL and, subject to the Cash Election, there will be allotted and issued to the holder thereof one New EXEL Voting Share. The New EXEL Voting Shares received as consideration pursuant to the EXEL Arrangement are referred to herein as the "EXEL ARRANGEMENT SHARE CONSIDERATION." New EXEL will issue and allot the New EXEL Voting Shares to be received as EXEL Arrangement Share Consideration and will register the persons to whom New EXEL Voting Shares are issued on New EXEL's register of members.

    EXCHANGE OF MID OCEAN SHARES. At the Effective Time, each of the Mid Ocean Class A Shares issued and outstanding immediately prior to the Effective Time (other than Mid Ocean Class A Shares held by EXEL or any of its subsidiaries) will be automatically transferred to New EXEL and, subject to the Cash Election, there will be allotted and issued to the holder thereof that number of New EXEL Voting Shares equal to the Exchange Ratio. Also at the Effective Time, each of the Mid Ocean Class B Shares and each of the Mid Ocean Class C Shares issued and outstanding immediately prior to the Effective Time will be, by virtue of the Mid Ocean Arrangement and without any action on the part of the holder thereof, transferred to New EXEL and, subject to the Cash Election, there will be allotted and issued to the holder thereof that number of New EXEL Non-Voting Shares equal to the Exchange Ratio. The New EXEL Voting Shares and New EXEL Non-Voting Shares to be received as consideration pursuant to the Mid Ocean Arrangement are referred to herein as the "MID OCEAN ARRANGEMENT SHARE CONSIDERATION." New EXEL will issue and allot the New EXEL Shares to be received as Mid Ocean Arrangement Share Consideration and will register the persons to whom such New EXEL Shares are issued on New EXEL's register of members.

    SURRENDER AND VOTING. The method of transferring the Mid Ocean Shares and the EXEL Ordinary Shares will be as set forth in the Mid Ocean Arrangement and the EXEL Arrangement, respectively. In determining the shareholders of New EXEL entitled to receive notice of and to vote at meetings of such shareholders, former shareholders of record of EXEL and Mid Ocean will not be deemed to be shareholders of record until the register of members of New EXEL is amended to reflect the allotment and issue of the New EXEL Shares to such former shareholders.

    CASH ELECTION. EXEL Shareholders and Mid Ocean Shareholders may elect to receive cash in lieu of New EXEL Shares in exchange for their EXEL Ordinary Shares and Mid Ocean Shares, respectively; up to a maximum of $300 million in the aggregate. If more than that amount is elected, $204 million of the cash will be made available to EXEL Shareholders and $96 million of the cash will be made available to Mid Ocean Shareholders, on a PRO RATA basis within each group of shareholders. If the cash pool available to either group of shareholders is not exhausted by cash elections within such group, the excess cash shall

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be made available for the other group of shareholders. Subject to any PRO RATA adjustment, the cash consideration payable to any EXEL Shareholder or Mid Ocean Shareholder who elects cash will be based on the number of New EXEL Shares such EXEL Shareholder or Mid Ocean Shareholder would have been entitled to receive multiplied by the average of the closing sales prices per EXEL Ordinary Share as reported on the NYSE Composite Transactions reporting system (as reported in THE WALL STREET JOURNAL) during the 10 consecutive trading day period during which EXEL Ordinary Shares are traded ending the tenth calendar day prior to the anticipated Effective Time.

    An election form and other appropriate and customary transmittal materials ("CASH ELECTION FORM") will be mailed 25 days prior to the anticipated Effective Time, or on such other date as EXEL and Mid Ocean mutually agree upon, to each holder of record of EXEL Ordinary Shares or Mid Ocean Shares as of five business days prior to such mailing date. See "--Cash Election Procedure."

    CASH IN LIEU OF FRACTIONAL SHARES. Without in any way limiting the cash election or the rights pertaining thereto granted to Mid Ocean Shareholders and notwithstanding any other provision of the Arrangements, Mid Ocean Shareholders that otherwise would be entitled to receive a fractional New EXEL Share pursuant to the Mid Ocean Scheme (after aggregating all Mid Ocean Shares held by such Mid Ocean Shareholder) shall receive instead an amount in cash in lieu of such fractional New EXEL Share (without interest) determined by multiplying such fraction by the Valuation Period Market Value (as defined in the Agreement).

CONVERSION OF OPTIONS

    MID OCEAN OPTIONS. At the Effective Time, except as otherwise agreed to by EXEL and the holder and except as discussed below, each outstanding Mid Ocean option (a "MID OCEAN ROLL-OVER OPTION") will be replaced by a fully vested and exercisable option (a "NEW EXEL OPTION") to acquire New EXEL Shares under a new share option plan to be established by New EXEL for such purposes before the Closing Date, the terms of which New EXEL Option will be no less favorable than the terms currently applicable to such Mid Ocean Roll-Over Option; PROVIDED that, to the extent the Mid Ocean Roll-Over Options that were not otherwise exercisable would become automatically exercisable upon the Effective Time (or otherwise in connection with the Mid Ocean Arrangement), the Mid Ocean Board has agreed to use reasonable efforts to obtain optionees' agreements, if required, that each such Mid Ocean Roll-Over Option will be automatically exercisable upon the Effective Time on a PRO RATA basis with respect to only 50% of the New EXEL Shares subject to the New EXEL Options issued in replacement of such Mid Ocean Roll-Over Options upon the Effective Time, and the exercisability of the New EXEL Option with respect to the remaining 50% of the unexercisable New EXEL Shares will be governed by the other terms and conditions of the New EXEL Option. To the extent Mid Ocean has the unilateral legal right to obtain the result set forth in the proviso to the previous sentence, the Agreement requires it to do so. The parties contemplate that, consistent with the methodology prescribed by Section 424(a) of the Code and the applicable regulations thereunder (i) the number of New EXEL Shares subject to such New EXEL Option will be determined by multiplying the number of Mid Ocean Shares subject to the Mid Ocean Roll-Over Options by the Exchange Ratio (rounded to the next higher whole number with respect to each holder thereof), and (ii) the exercise price under such New EXEL Option will be determined by dividing the exercise price per share under the Mid Ocean Roll-Over Option in effect immediately prior to the Effective Time by the Exchange Ratio and rounding the exercise price thus determined to the nearest whole cent.

    If the New EXEL Options issued pursuant to the Agreement are not already covered by an effective registration statement, or an exemption from registration, New EXEL will file a registration statement (the "ADDITIONAL REGISTRATION STATEMENT") as promptly as practicable after the Effective Time that will cover the New EXEL Shares issuable upon exercise of the New EXEL Options granted in substitution of the Mid Ocean Roll-Over Options (and, as described below, the EXEL options), and New EXEL will use its reasonable best efforts to cause such Additional Registration Statement to become effective under the

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Securities Act and to maintain such registration statement in effect until the exercise or termination of all such New EXEL Options.

    EXEL OPTIONS. At the Effective Time, each outstanding EXEL option will be replaced by a New EXEL Option. The number of New EXEL Shares subject to such New EXEL Option will be equal to the number of EXEL Ordinary Shares subject to the replaced EXEL option, and the exercise price under such New EXEL Option will be equal to the exercise price under the replaced EXEL option. If the New EXEL Options issued in respect of the EXEL options are not already covered by an effective registration statement, or an exemption from registration, they will be covered under the Additional Registration Statement.

CONDITIONS TO THE ARRANGEMENTS

    The respective obligations of each party to the Agreement to consummate the Arrangements are subject to satisfaction (or waiver, where legally allowed) of each of the following conditions: (i) approval and adoption of the Arrangements and the transactions contemplated thereby by the requisite vote or consent of
(a) the relevant classes of Mid Ocean Shareholders as required by the Companies Law, (b) the relevant classes of EXEL Shareholders as required by the Companies Law and the NYSE, and (c) the approval of the Arrangements by the Grand Court;
(ii) receipt of certain regulatory and other approvals (without any terms or conditions to such approvals that would impose material and adverse limitations on the ability of New EXEL and its subsidiaries to conduct their business after the Effective Time, that would require changes to the terms of the Arrangements that would be material and adverse to New EXEL, EXEL or Mid Ocean, or that would change the consideration payable to shareholders in the Arrangements) required to consummate the Arrangements and the other transactions contemplated by the Agreement, which approvals remain in full force and effect, and expiration of all statutory waiting periods in respect thereof; (iii) absence of any order, decree or injunction of any court or agency of competent jurisdiction or any law, statute or regulation that enjoins, prohibits or makes illegal consummation of any of the transactions contemplated by the Agreement; (iv) the effectiveness of a registration statement on Form S-4 (the "REGISTRATION STATEMENT"), and the absence of any stop order or threatened stop order relating to the Registration Statement; (v) authorization of the New EXEL Shares for trading on the NYSE, subject to official notice of issuance; (vi ) receipt by New EXEL and EXEL of an opinion of Wachtell, Lipton, Rosen & Katz, and receipt by Mid Ocean of an opinion of Davis Polk & Wardwell, in each case, dated the Effective Date, substantially to the effect set forth under "--Certain Federal Income Tax Consequences;" (vii) with respect to the obligations of Mid Ocean, EXEL having, and with respect to the obligations of EXEL, Mid Ocean having, performed in all material respects the obligations and covenants required to be performed by it on or prior to the Effective Time (and each party having received a certificate of an executive of Mid Ocean and EXEL, respectively, certifying compliance to such effect); (viii) with respect to the obligations of Mid Ocean, the representations and warranties of EXEL, and with respect to the obligations of EXEL, the representations and warranties of Mid Ocean, contained in the Agreement that are qualified as to materiality being true and correct and the representations and warranties not so qualified being true and correct in all material respects, in each case as of the date of the Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made as of and on the Closing Date, except for such failure or failures to be true and correct (or true and correct in all material respects) as would not, individually or in the aggregate, have or be reasonably expected to have, a Material Adverse Effect (as defined herein) on Mid Ocean or EXEL, as the case may be (and receipt of a certificate of an executive of Mid Ocean and EXEL, respectively, certifying compliance to such effect); (ix) with respect to the obligations of Mid Ocean and EXEL, receipt from EXEL and Mid Ocean, respectively, of customary closing documents in form and substance reasonably satisfactory to it. "MATERIAL ADVERSE EFFECT" means, with respect to Mid Ocean or EXEL (as the case may be), any change, event, condition or development that is materially adverse to the business, assets, liabilities, results of operations, properties, financial or operating condition of such party

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and its subsidiaries, taken as a whole (without giving effect to the consequences of the transactions contemplated by the Agreement), except for any such change, event, condition or development resulting from or arising in connection with (a) changes applicable to participants in the businesses of Mid Ocean or EXEL (as the case may be) generally or (b) changes in economic, regulatory or political conditions generally. The obligation of EXEL to consummate the Arrangements is subject to an additional condition requiring amendment of the Mid Ocean Rights Agreement or the redemption or other termination of the Mid Ocean Rights and the absence of any trigger event having occurred thereunder.

CONDUCT OF BUSINESS PENDING THE ARRANGEMENTS

    The Agreement contains certain restrictions on the operations of Mid Ocean and its subsidiaries prior to the Effective Time. In general, the Agreement obligates Mid Ocean and its subsidiaries to conduct their operations and (to the extent Mid Ocean is able to control them) the operations of the Syndicates (as defined in the Agreement) only in, and to not take any action related thereto except in, the ordinary and usual course of business and consistent with past practice, and to use their reasonable best efforts to preserve intact their business organization, to keep available the services of their officers and employees and to maintain advantageous relationships with customers, business partners and others having business relationships with Mid Ocean or its subsidiaries or the Syndicate, as the case may be. Without limiting the generality of the foregoing, prior to the Effective Time, neither Mid Ocean nor any of its subsidiaries will, except as expressly contemplated by the Agreement or as previously disclosed by Mid Ocean, without the prior written consent of
EXEL: (i) split, combine or reclassify any shares, declare, pay or set aside for payment any dividend or other distribution payable in cash, shares, property or otherwise in respect of its shares, or directly or indirectly redeem, purchase or otherwise acquire any shares, or other securities, other than quarterly dividends in an amount not in excess of $.825 per share, and Mid Ocean and EXEL will coordinate with each other regarding the declaration of dividends in respect of EXEL Ordinary Shares and Mid Ocean Shares and the record dates and payment dates relating thereto (it being the intention of the parties that holders of EXEL Ordinary Shares and Mid Ocean Shares will not receive two dividends, or fail to receive one dividend, for any single calendar quarter with respect to their Mid Ocean Shares and/or EXEL Ordinary Shares and New EXEL Shares any such holder receives in exchange therefor in the Arrangements), or authorize for issuance, issue, sell, pledge, dispose of or encumber, deliver or agree or commit to issue, sell, pledge or deliver (whether through the issue or granting of any options, warrants, commitments, subscriptions, rights to purchase or otherwise) any Mid Ocean Shares or any securities convertible into or exercisable or exchangeable for Mid Ocean Shares, except as required by agreements as in effect as of the date of the Agreement, or amend any of the terms of any such securities or agreements outstanding as of the date of the Agreement; (ii) incur or assume any debt except for borrowings in the ordinary course of business consistent with past practices; assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person except in the ordinary course of business; make any loans or advances to any person other than loans or advances of out-of-pocket expenses incurred in connection with the business of Mid Ocean or its subsidiaries, or make any capital contributions to, or investments in, any other person except, after consultation with EXEL, in the ordinary course of business; pledge or otherwise encumber shares of Mid Ocean or its subsidiaries; or mortgage or pledge any of its material assets, tangible or intangible, or create any lien thereupon other than liens permitted under the Agreement; (iii) except as may be required by law, enter into, adopt, or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, share appreciation right, restricted shares, performance unit, share equivalent, share purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit plan; or enter into or amend any employment or severance agreement with, increase in any manner the salary, wages, bonus, commission, or other compensation or benefits of any director or officer (at the level of Vice President or above) of Mid Ocean or any of its subsidiaries, increase in any manner the salary, wages, bonus, commission, or other compensation or benefits of any director, officer, employee or agent of Mid Ocean or any of its subsidiaries, except for increases in the ordinary course of business and consistent

                                       48
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with past practice (which, in the case of directors and officers at the level of
Vice President or above, may be made only after consultation with EXEL); or hire employees at the level of Vice President or above, except after consultation with EXEL; or pay any benefit not required by any plan and arrangement as in effect as of the date of the Agreement (including, without limitation, the granting of stock options, share appreciation rights or performance units); (iv) acquire (by merger, amalgamation, consolidation or acquisition of shares or assets) any corporation, partnership or other business organization or division thereof or make any material investment either by purchase of shares or securities, contributions to capital, property transfer, or acquisition (including by lease) of any material amount of properties or assets of any other individual or entity, except for the purchase of investment shares or securities in the ordinary course of business; (v) except after consultation with EXEL, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise) against Mid Ocean or any of its subsidiaries, its directors, officers, employees or agents, other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice; (vi) propose to amend the memorandum of association, articles of association or any similar document of Mid Ocean or any of its subsidiaries;
(vii) propose to adopt a plan of complete or partial liquidation or resolutions providing for the complete or partial liquidation, dissolution, amalgamation, consolidation, restructuring, recapitalization or other reorganization of Mid Ocean or any of its subsidiaries; (viii) enter into any new lines of business (whether or not part of the insurance or reinsurance business) or, without prior consultation with EXEL, change any policy forms, investment policies or guidelines or otherwise make material changes to the operation of its business, or its loss reserve; (ix) sell (whether by amalgamation, consolidation or otherwise), lease, encumber, transfer or dispose of any material assets (including without limitation, rights of renewal) outside the ordinary course of business consistent with past practice, or enter into any material commitment or transaction outside the ordinary course of business consistent with past practices; (x) except as may be required as a result of a change in law or in GAAP, change any of the accounting principles or practices used by it; (xi) amend the Mid Ocean Rights or the Mid Ocean Rights Agreement in any manner adverse to EXEL; (xii) enter into any agreement providing for the acceleration of payment or performance or other consequence as a result of a change in control of Mid Ocean or any of its subsidiaries; or (xiii) resolve, commit or agree to take any of the foregoing actions or any action that would make any of its representations or warranties made to EXEL in the representations and warranties section of the Agreement materially untrue or incorrect.

    The Agreement also contains restrictions on the operations of EXEL and its subsidiaries. In general, the Agreement obligates EXEL and its subsidiaries to use their reasonable best efforts to preserve intact their business organization and to maintain advantageous relationships with customers, business partners and others having business relationships with EXEL or its subsidiaries, as the case may be. Without limiting the generality of the foregoing, prior to the Effective Time, neither EXEL nor any of its subsidiaries will, except as expressly contemplated by the Agreement or as previously disclosed by EXEL, without the prior written consent of Mid Ocean: (i) split, combine or reclassify any shares, declare, set aside or pay (whether in cash or property, but excluding dividends in shares) any dividends on, or make any other distributions in respect of, any shares other than dividends and distributions by any direct or indirect wholly owned subsidiary of EXEL to its parent and except for regular quarterly cash dividends declared by the EXEL Board; (ii) amend or propose to amend the memorandum of association, articles of association or any similar document of EXEL in any manner adverse to the shareholders of Mid Ocean; (iii) adopt a plan of complete or partial liquidation or resolutions providing for the complete or partial liquidation, dissolution, amalgamation, consolidation, restructuring, recapitalization or other reorganization of EXEL; (iv) except as may be required as a result of a change in law or in GAAP, change any of the accounting principles or practices used by it; (v) enter into any material acquisition outside the ordinary course of business; or (vi) resolve, commit or agree to take any of the foregoing actions or any action which would make any of its representations or warranties made to Mid Ocean in the representations and warranties section of the Agreement materially untrue or incorrect.

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                           Preliminary Proxy Material

REPRESENTATIONS AND WARRANTIES

    Under the Agreement, Mid Ocean has made certain representations and warranties to EXEL (with exceptions for previous disclosures to EXEL), including those with regard to: (i) the organization, good standing and legal and other status of Mid Ocean and its subsidiaries; (ii) corporate power and authority, enforceability of the Agreement and approval of the Agreement and the Mid Ocean Arrangement by the Mid Ocean Board; (iii) capital structure; (iv) Securities Act and Exchange Act filings and financial statements included or to be included therein; (v) absence of certain changes; (vi) brokers' fees; (vii) absence of material defaults, violations or the occurrence of any events that with notice or lapse of time or both would constitute a material default or violation of its corporate governance documents or material contracts and agreements; (viii) consents and approvals required to contemplate the Arrangements; (ix) compliance with applicable law; (x) veracity of information supplied or to be supplied by Mid Ocean with respect to the Joint Proxy Statement; (xi) material contracts and agreements; (xii) tax matters; (xiii) litigation; (xiv) value of assets located in the United States; (xv) employment contracts, employee benefit plans and other employee matters; (xvi) absence of applicable Cayman Islands anti-takeover statutes or regulation; (xvii) receipt of the opinion of its financial advisor, J.P. Morgan, that the consideration to be received by the holders of the Mid Ocean Shares in the Mid Ocean Arrangement is fair from a financial point of view to such holders; (xviii) insurance matters; (xix) liabilities, reserves and minimum asset amounts of insurance subsidiaries; and (xx) status with respect to the application of certain United States federal securities laws regarding "investment advisors" and "investment companies."

    Under the Agreement, EXEL has made certain representations and warranties to Mid Ocean (with exceptions for previous disclosures to Mid Ocean), including those with regard to: (i) the organization, good standing and legal and other status of EXEL and its subsidiaries; (ii) corporate power and authority, enforceability of the Agreement and approval of the Agreement and the EXEL Arrangement by the EXEL Board; (iii) capital structure; (iv) Securities Act and Exchange Act filings and financial statements included or to be included therein; (v) absence of certain changes; (vi) brokers' fees; (vii) absence of material defaults, violations or the occurrence of any events that with notice or lapse of time or both would constitute a material default or violation of its corporate governance documents or material contracts and agreements; (viii) consents and approvals required to contemplate the Arrangements; (ix) compliance with applicable law; (x) veracity of information supplied or to be supplied by EXEL with respect to the Joint Proxy Statement; (xi) material contracts and agreements; (xii) tax matters; (xiii) litigation; (xiv) value of assets located in the United States; (xv) employment contracts, employee benefit plans and other employee matters; (xvi) absence of applicable Cayman Islands anti-takeover statutes or regulation; (xvii) receipt of the opinion of its financial advisor, Goldman Sachs, that the consideration to be received by the holders of EXEL Ordinary Shares in the EXEL Arrangement is fair from a financial point of view to such holders; (xviii) insurance matters; (xix) liabilities, reserves and minimum asset amounts of insurance subsidiaries; (xx) status with respect to the application of certain United States federal securities laws regarding "investment advisors" and "investment companies;" and (xxi) nonapplicability of the EXEL Rights Plan to the Agreement or the Arrangements or the transactions contemplated thereby.

OTHER AGREEMENTS

    Pursuant to the Agreement, Mid Ocean, EXEL and New EXEL reached agreement with respect to certain matters, including, but not limited to:

        (i) affording reasonable access to authorized representatives of the other party to all its personnel, offices and other facilities and to its books and records, and permitting such party and its authorized representatives to make such inspections of its financial and operating data and other information with respect to its business and properties as such party and its authorized representatives may from time to time reasonably request, with the confidentiality of all such documents and information to be governed by the terms of the Confidentiality Letter (as defined in the Agreement);

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                           Preliminary Proxy Material

        (ii) preparation and filing of the Joint Proxy Statement, and taking action required under applicable state securities and "Blue Sky" laws in connection with the issue of New EXEL Shares and furnishing appropriate information in connection therewith;

       (iii) the right of EXEL to change the method of effecting the combination with Mid Ocean (with the consent of Mid Ocean, which consent may not be unreasonably withheld) in a manner that does not alter or change the amount or kind of consideration to be issued to the holders of Mid Ocean Shares as provided for in the Agreement, adversely affect the tax treatment of the Mid Ocean Shareholders as a result of receiving the consideration for their Mid Ocean Shares or materially impede or delay consummation of the transactions contemplated by the Agreement;

        (iv) the use of the parties' reasonable best efforts to exempt the transactions contemplated by the Agreement from, or if necessary challenge the validity or applicability of, any applicable takeover or change of control law, and otherwise act to eliminate or minimize the effects of any applicable takeover or change of control law;

        (v) the use of EXEL's and New EXEL's reasonable best efforts to cause the New EXEL Voting Shares to be issued in the Arrangements and the New EXEL Shares to be reserved for issue upon exercise of New EXEL Options to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Closing Date;

        (vi) the use of the parties' reasonable best efforts to take action to do all things necessary to effect the transactions contemplated by the Agreement, including, but not limited to, the holding of class meetings of their respective shareholders to approve the EXEL Arrangement and the Mid Ocean Arrangement, as appropriate, and to sanction any increase in share capital that may be necessary under the terms of each Arrangement;

       (vii) the requirement of Mid Ocean not to, and to cause its subsidiaries and its subsidiaries' officers, directors, agents, advisors and affiliates not to (without the prior written consent of EXEL), solicit or encourage inquiries or proposals with respect to, or engage in any negotiations concerning, or provide any confidential information to, or have any discussions with, any such person relating to, any tender offer or exchange offer for, or any proposal for the acquisition of a substantial equity interest in, or a substantial portion of the assets of, or any merger or consolidation with, Mid Ocean or any of its subsidiaries and to terminate immediately any such inquiries, proposals or discussions; provided, however, that Mid Ocean may, and may authorize and permit its officers, directors, employees or agents to, furnish or cause to be furnished confidential information and may participate in such discussions and negotiations if the Mid Ocean Board, after having consulted with and considered the advice of outside counsel, has determined that the failure to provide such information or participate in such negotiations and discussions would cause the members of such Board of Directors to breach their fiduciary duties under applicable laws, in which case Mid Ocean must advise EXEL of its receipt of any such proposal or inquiry within 24 hours thereof, and, subject to the fiduciary duties of the Mid Ocean Board, of the substance thereof and of the identity of the person making such proposal or inquiry, and must further, subject to the fiduciary duties of the Mid Ocean Board, keep EXEL reasonably informed on a current basis of the status of such proposal or inquiry; and

      (viii) the requirement of EXEL and Mid Ocean to not issue any press releases or otherwise make any public statements with respect to the Arrangements or the Agreement without the approval of the other party as to the wording, timing and media for such press release or statement, with certain exceptions;

        (ix) providing copies of all filings, material notices or material communications made with any governmental authority in connection with the Agreement and the transactions contemplated thereby to the other party, except where prohibited by applicable statutes and regulations;

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                           Preliminary Proxy Material

        (x) requesting the Grand Court to convene meetings of EXEL Shareholders and Mid Ocean Shareholders, and matters relating to such meetings, including the recommendations of the respective board of directors at such meetings;

        (xi) the delivery of letters from affiliates of EXEL and Mid Ocean; and

       (xii) the prohibition of certain actions by EXEL or New EXEL which would be inconsistent with the qualification of the Arrangements as tax-free under
    Section 351 of the Code, and the cooperation of New EXEL with EXEL Shareholders and Mid Ocean Shareholders with regard to gain recognition agreements under Section 367 of the Code.

MANAGEMENT AFTER THE ARRANGEMENTS

    BOARD OF DIRECTORS AND OFFICERS OF NEW EXEL. At the Effective Time, the directors of New EXEL will be the current directors of EXEL, Messrs. Newhouse and Butt and three additional non-executive directors of Mid Ocean to be selected by EXEL after consultation with Mid Ocean prior to the Effective Time, which directors will constitute the New EXEL Board at the Effective Time and each of which will hold office in accordance with the applicable provisions of the New EXEL Articles and until his or her successor is elected or appointed and duly qualified. The three additional non-executive directors of Mid Ocean have not yet been selected as of the date of this Joint Proxy Statement and thus, at the time of the respective Class Meetings, EXEL Shareholders and Mid Ocean Shareholders may not know the precise identity of three persons who will be on the New EXEL Board at the Effective Time. After giving effect to the EXEL Arrangement, the officers of New EXEL will be the individuals who are the current officers of EXEL, each such officer to hold office in accordance with the applicable provisions of the New EXEL Articles and until his or her respective successor is duly elected or appointed and qualified.

    BOARD OF DIRECTORS AND OFFICERS OF EXEL. At the EXEL Effective Time, the directors of EXEL who have been designated by EXEL will remain as directors of EXEL, each such director to hold office in accordance with the applicable provisions of the EXEL Articles and until his or her successor is elected or appointed and duly qualified. After giving effect to the EXEL Arrangement, the officers of EXEL will be the individuals who are the current officers of EXEL, each such officer to hold office in accordance with the applicable provisions of the EXEL Articles and until his or her respective successor is duly elected or appointed and qualified.

    BOARD OF DIRECTORS AND OFFICERS OF MID OCEAN.   At the Effective Time, the
individuals who will be designated by EXEL prior to the Effective Time will remain or be appointed as directors of Mid Ocean, each such director to hold office in accordance with the applicable provisions of the Mid Ocean Articles and until his or her successor is elected or appointed and duly qualified. EXEL has not designated such individuals as of the date of this Joint Proxy Statement. After giving effect to the Mid Ocean Arrangement, the individuals who will be designated by EXEL will be the officers of Mid Ocean, each such officer to hold office in accordance with the applicable provisions of the Mid Ocean Articles and until his or her respective successor is duly elected or appointed and qualified.

COMPENSATION AND BENEFITS

    Following the Effective Time, the employees of Mid Ocean will be entitled to participate in the employee benefit plans of New EXEL or EXEL in which similarly situated employees of EXEL participate, to the same extent as similarly situated employees of EXEL. New EXEL will assume the 1991 Performance Incentive Program of EXEL, and awards of stock options, restricted stock and other awards authorized under that plan may be made to employees of EXEL and Mid Ocean following the Effective Time.

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    With respect to each Mid Ocean Plan (as defined in the Agreement) that is an
"employee benefit plan" as defined in Section 3(3) of ERISA, for purposes of determining eligibility to participate, vesting, and entitlement to benefits, including for severance benefits and vacation entitlement (but not for accrual of pension benefits except to the extent that past service credit is provided to EXEL employees), service with Mid Ocean and its subsidiaries by Mid Ocean employees employed immediately after the Effective Time will be treated as service with EXEL and New EXEL, and with respect to EXEL employees employed immediately after the Effective Time, service with EXEL and its subsidiaries will be treated as service with New EXEL; PROVIDED, HOWEVER, that such service will not be recognized to the extent that such recognition would result in a duplication of benefits. Such service also will apply for purposes of satisfying any waiting periods, evidence of insurability requirements or the application of any preexisting condition limitations. Mid Ocean employees and EXEL employees will be given credit for amounts paid under a corresponding benefit plan during the same period for purposes of applying deductibles, copayments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the New EXEL Plan.

    Following the Effective Time, New EXEL will honor in accordance with their terms all employment, severance and other compensation agreements and arrangements existing on or prior to the execution of the Agreement that are between Mid Ocean and any director, officer or employee thereof and that were disclosed to EXEL on or prior to the date of the Agreement, except that certain executives of Mid Ocean have agreed to other arrangements with EXEL. See "--Interests of Certain Persons in the Arrangements."

WAIVER; AMENDMENT

    WAIVER. Any failure of EXEL or New EXEL, on the one hand, or Mid Ocean, on the other hand, to comply with any obligation, covenant, agreement or condition contained in the Agreement may be waived in writing by Mid Ocean or EXEL, respectively, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

    AMENDMENT. Subject to applicable law, the Agreement may be amended, modified or supplemented only by written agreement signed on behalf of each party thereto at any time prior to the EXEL Effective Time with respect to any of the terms of the Agreement, except that, after approval of the Mid Ocean Arrangement by Mid Ocean Shareholders, the consideration to be paid to Mid Ocean Shareholders may not be decreased and the form of consideration to be received by Mid Ocean Shareholders may not be altered without the approval of such Mid Ocean Shareholders.

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TERMINATION; TERMINATION FEE

    Under the Agreement, EXEL or Mid Ocean may terminate the Agreement, and abandon the Arrangements, at any time prior to the EXEL Effective Time, whether before or after approval of the Arrangements by the shareholders of Mid Ocean or EXEL, as described below:

        (i) by either EXEL or Mid Ocean, upon mutual written consent of both parties;

        (ii) by either EXEL or Mid Ocean, if the Effective Time does not occur on or before October 31, 1998 (PROVIDED, HOWEVER, that the right to terminate the Agreement under this provision will not be available to any party whose failure to fulfill any obligation under the Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date);

       (iii) by either EXEL or Mid Ocean, if a governmental authority (including the Grand Court) issues a final and nonappealable order, decree or ruling or takes any other action, in each case, permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Agreement;

        (iv) by either EXEL or Mid Ocean, if either such party is unable to obtain the required approval of its respective shareholders by reason of the failure to obtain the required vote at a duly held meeting of such shareholders or at any adjournment or postponement thereof (such terminating party will not be considered to be in material breach of its obligation to convene such a meeting of its shareholders and seek approval of its respective Arrangement);

        (v) by EXEL or Mid Ocean, if there has not been a material uncured breach by such party of any representation, warranty, covenant or agreement set forth in the Agreement and there has been a material breach by the other of any such representation, warranty, covenant or agreement set forth in the Agreement, which breach has had or is reasonably expected to have a Material Adverse Effect on the breaching party and has not been cured within 30 days of the breaching party's receipt of written notice specifying the breaching party's breach and the terminating party's intention to terminate the Agreement; and

        (vi) by EXEL, if any person has effected a merger, amalgamation or other combination with Mid Ocean, or has entered into a definitive agreement or an agreement in principle with Mid Ocean with respect to any of the foregoing or with respect to an acquisition of more than 10% of the Mid Ocean Shares or total voting power or total assets of Mid Ocean.

    In the event of termination of the Agreement, except for the provisions described in the next paragraph, none of EXEL, Mid Ocean or New EXEL will have any obligation to perform under the Agreement from and after the date of such termination, except that certain provisions of the Agreement relating to confidentiality, public announcements, expenses, notices and governing law will survive such termination and will remain in full force and effect notwithstanding such termination. No termination of the Agreement will relieve EXEL or Mid Ocean from liability for any breach of the Agreement.

    If (i) the Agreement is terminated (a) by EXEL pursuant to the termination provision described in the preceding paragraph (vi) above, (b) by any party as a result of the failure of Mid Ocean Shareholders to approve the Mid Ocean Arrangement or (c) by any party as a result of Mid Ocean's material breach of its obligation to convene a shareholder meeting and seek approval of the Mid Ocean Arrangement by the Mid Ocean Shareholders, and (ii) at the time of such termination or prior to the meeting of Mid Ocean Shareholders called pursuant to Mid Ocean's obligation to convene a shareholder meeting and seek shareholder approval there has been a third-party tender offer for Mid Ocean Shares, or a third-party offer or proposal with respect to a merger, amalgamation, scheme of arrangement or other business combination involving Mid Ocean or any of its subsidiaries or a sale or other transfer of a material portion of its or their assets (any such transaction a "BUSINESS COMBINATION"), and (iii) within one and one-half years of any

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such termination described in clause (i) of this paragraph, Mid Ocean consummates a Business Combination with a third party which Business Combination provides consideration per Mid Ocean Share in excess of $70.00 (based, in the case of a Business Combination in which such consideration consists in part or in full of publicly traded securities, on the average closing price for such publicly traded securities as reported in THE WALL STREET JOURNAL for the 10 trading days preceding the date of consummation of such Business Combination), then Mid Ocean (jointly and severally with its affiliates), upon the consummation (and as a condition to the closing) of such a Business Combination, will pay to EXEL a termination fee equal to $65 million in cash plus the out-of-pocket fees and expenses incurred by EXEL (including, without limitation, fees and expenses payable to all legal, accounting, financial, public relations and other professional advisors) arising out of, in connection with or related to the Arrangements or the transactions contemplated by the Agreement.

    If (i) the Agreement (a) is terminated by any party as a result of the failure of EXEL Shareholders to approve the EXEL Arrangement or (b) is terminated by any party as a result of EXEL's material breach of its obligation to convene a shareholder meeting and seek approval of the EXEL Arrangement by the EXEL Shareholders, and (ii) at the time of such termination or prior to the meeting of EXEL Shareholders called pursuant to EXEL's obligation to convene a shareholder meeting and seek shareholders approval, there has been a third-party tender offer for EXEL Ordinary Shares, or a third-party offer or proposal with respect to a Business Combination involving EXEL or any of its subsidiaries, and
(iii) within one and one-half years of any such termination described in clause
(i) of this paragraph, EXEL consummates a Business Combination with a third party which Business Combination provides consideration per EXEL Ordinary Share in excess of $79.00 (based, in the case of a Business Combination in which such consideration consists in part or in full of publicly traded securities, on the average closing price for such publicly traded securities as reported in THE WALL STREET JOURNAL for the 10 trading days preceding the date of consummation of such Business Combination), then EXEL (jointly and severally with its affiliates), prior to or upon the consummation (and as a condition to the closing) of such a Business Combination, will pay to Mid Ocean a termination fee equal to $65 million in cash plus the out-of-pocket fees and expenses incurred by Mid Ocean (including, without limitation, fees and expenses payable to all legal, accounting, financial, public relations and other professional advisors) arising out of, in connection with or related to the Arrangements or the transactions contemplated by this Agreement.

EXPENSES

    Each of the parties (subject to the termination fee provisions above) will pay its own expenses incurred in connection with the negotiation and preparation of the Agreement, the performance of its covenants therein, and the effectuation of the transactions contemplated thereby, including, without limitation, all fees and disbursements of its respective legal counsel, advisors and accountants. Each of the parties to the Agreement will indemnify and hold harmless the other against any claim for fees or commissions of brokers, finders, agents, or bankers retained or purportedly retained by the indemnitor party in connection with the transactions contemplated by the Agreement.

INDEMNIFICATION AND INSURANCE

    INDEMNIFICATION. The Agreement provides that, from and after the Effective Time, New EXEL will indemnify, defend and hold harmless the officers and directors of Mid Ocean (the "INDEMNIFIED PARTIES") against all losses, expenses, claims, damages and liabilities arising out of the transactions contemplated by the Agreement to the fullest extent permitted or required under applicable law (including, without limitation, reasonable attorneys' fees). Subject to any limitations imposed by Cayman Islands law and public policy, to the extent applicable, EXEL and New EXEL agree that all rights to indemnification existing in favor of the directors and officers of Mid Ocean or any subsidiary of Mid Ocean as provided in Mid Ocean's or any such subsidiary's memorandum of association and articles of association (or analogous documents) or existing indemnification agreements, as in effect as of the date hereof, with respect to

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matters occurring through the Effective Time, will survive the Arrangements and will continue in full force and effect, and New EXEL will guaranty the obligations of Mid Ocean in respect thereof; PROVIDED, HOWEVER, that this will not limit the ability of New EXEL to effect any corporate restructuring of its subsidiaries.

    INSURANCE. The Agreement further provides that, New EXEL will cause to be maintained for a period of not less than six years from the Effective Time Mid Ocean's current directors' and officers' insurance and indemnification policy to the extent that it provides coverage for events occurring prior to the Effective Time (the "D&O INSURANCE") for any of the Indemnified Parties; PROVIDED, HOWEVER, that EXEL may, in lieu of maintaining such existing D&O Insurance as provided above, cause comparable coverage to be provided under any policy maintained for the benefit of the directors and officers of EXEL or any of its subsidiaries, so long as (i) the issuer thereof has an A.M. Best Company rating of A or better and (ii) the material terms thereof are no less advantageous to the Indemnified Parties than the existing D&O Insurance. If the existing D&O Insurance expires, is terminated or canceled during such six-year period, New EXEL will cause to be obtained, to the extent commercially available, replacement D&O Insurance on terms and conditions no less advantageous to the Indemnified Parties than the existing D&O Insurance. Notwithstanding the foregoing, in satisfying its obligation to provide D& O Insurance under the Agreement, New EXEL will not be obligated to pay premiums in excess of 200% of the premium paid or to be paid by Mid Ocean in the fiscal year ended October 31, 1997, which amounts have been disclosed to EXEL and New EXEL, BUT PROVIDED FURTHER that New EXEL will nevertheless be obligated to provide such coverage as may be obtained for 200% of the premium to be paid by Mid Ocean for such insurance in the fiscal year ending October 31, 1997.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE ARRANGEMENTS

    The following is a summary of the material anticipated United States federal income tax consequences of the Arrangements to holders of Mid Ocean Shares and EXEL Ordinary Shares who hold such stock as a capital asset. The summary is based on the Code, Treasury regulations thereunder, and administrative rulings and court decisions in effect as of the date hereof, all of which are subject to change at any time, possibly with retroactive effect. This summary is not a complete description of all of the consequences of the Arrangements and, in particular, may not address United States federal income tax considerations applicable to shareholders subject to special treatment under United States federal income tax law (including, for example, non-United States persons, financial institutions, dealers in securities, insurance companies or tax-exempt entities, holders who acquired Mid Ocean Shares or EXEL Ordinary Shares pursuant to the exercise of an employee stock option or right or otherwise as compensation, and holders who hold Mid Ocean Shares or EXEL Ordinary Shares as part of a hedge, straddle or conversion transaction). In addition, no information is provided herein with respect to the tax consequences of the Arrangements under applicable state, local or non-United States laws. HOLDERS OF MID OCEAN SHARES OR EXEL ORDINARY SHARES ARE URGED TO CONSULT WITH THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE ARRANGEMENTS TO THEM, INCLUDING THE EFFECTS OF UNITED STATES FEDERAL, STATE AND LOCAL, FOREIGN AND OTHER TAX LAWS.

    As a condition to the obligations of EXEL, New EXEL and Mid Ocean to consummate the Arrangements, EXEL and Mid Ocean must receive an opinion of Wachtell, Lipton, Rosen & Katz and Davis Polk & Wardwell, respectively, dated the Effective Date, addressing the U.S. federal income tax consequences of the Arrangements described below (each, a "TAX OPINION").

    Each of the Tax Opinions will be rendered on the basis of facts, representations and assumptions set forth in such opinion which are consistent with the facts existing on the Effective Date. In rendering the Tax Opinions, each counsel may require and rely upon representations and covenants including those

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                           Preliminary Proxy Material
contained in certificates of officers of EXEL, Mid Ocean, foreign counsel and others. Each Tax Opinion will be to the effect that, for United States federal income tax purposes:

        (i) the Arrangements will qualify as an exchange under Section 351(a) of the Code;

        (ii) no gain or loss will be recognized by United States transferors of EXEL Ordinary Shares who own less than 5% of both the total voting power and the total value of the shares of New EXEL immediately after the Arrangements, and who do not receive any cash pursuant to the cash election procedures, upon the receipt of solely New EXEL Shares pursuant to EXEL Arrangement;

       (iii) no gain or loss will be recognized by United States transferors of EXEL Ordinary Shares who own 5% or more of the total voting power or the total value of the New EXEL Shares immediately after the Arrangements, and who do not receive any cash pursuant to the cash election procedures, upon the receipt of solely New EXEL Shares pursuant to EXEL Arrangement, PROVIDED that such United States transferors enter into gain recognition agreements meeting the requirements of IRS Notice 87-85 and applicable United States Treasury regulations;

        (iv) no gain or loss will be recognized by United States transferors of Mid Ocean Shares who own less than 5% of both the total voting power and the total value of the New EXEL Shares immediately after the Arrangements, and who do not receive any cash pursuant to the cash election procedures, upon the receipt of solely New EXEL Shares pursuant to the Mid Ocean Arrangement (except with respect to cash received in lieu of a fractional share interest in New EXEL Shares); and

        (v) no gain or loss will be recognized by United States transferors of Mid Ocean Shares who own 5% or more of the total voting power or the total value of the shares of New EXEL immediately after the Arrangements, and who do not receive any cash pursuant to the cash election procedures, upon the receipt of solely New EXEL Shares pursuant to the Mid Ocean Arrangement (except with respect to cash received in lieu of a fractional share interest in New EXEL Shares), provided that such United States transferors enter into gain recognition agreements meeting the requirements of IRS Notice 87-85 and applicable United States Treasury regulations.

    Each party's obligation to consummate the Arrangements is conditioned upon the receipt by each of EXEL and Mid Ocean of its respective Tax Opinion. The Tax Opinions are not binding on the IRS or the courts, and the parties do not intend to request a ruling from the IRS with respect to the Arrangements. Accordingly, there can be no assurance that the IRS will not challenge such conclusion or that a court will not sustain such challenge.

    EXEL Shareholders who receive cash in the EXEL Arrangement pursuant to the cash elections procedures will be treated under Section 304 of the Code as though they had received the cash in redemption of a portion of their EXEL Ordinary Shares. Under Section 304 of the Code, such EXEL Shareholders who are not also Mid Ocean Shareholders (taking into account constructive ownership of Mid Ocean Shares under the rules of the Code) will recognize capital gain or loss equal to the difference between the amount of cash received pursuant to the cash election procedures and the portion of the EXEL Shareholder's tax basis in its EXEL Ordinary Shares that is allocable to the EXEL Ordinary Shares that are treated as redeemed. Such gain or loss will be a long-term capital gain or loss if the holding period for such EXEL Ordinary Shares is greater than one year at the Effective Time. In the case of an individual EXEL Shareholder, such capital gain will be taxed at a maximum rate of 28% if such EXEL Shareholder's holding period is more than one year but not more than 18 months, and at a maximum rate of 20% if such holding period is more than 18 months. EXEL Shareholders who are also Mid Ocean Shareholders (taking into account constructive ownership of Mid Ocean Shares under the rules of the Code) should consult their own tax advisors concerning the amount and character of the income resulting from their receipt of cash pursuant to the cash election procedures.

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    If, immediately after the Effective Time, the Mid Ocean Shareholders own New
EXEL Shares possessing at least 50% of the total combined voting power of all classes of New EXEL Shares entitled to vote or at least 50% of the total value of all classes of New EXEL Shares ("SECTION 304 CONTROL"), taking into account certain constructive ownership rules of the Code and, in the case of any Mid Ocean Shareholder who also owns EXEL Ordinary Shares, taking into account any New EXEL Shares received by such Mid Ocean Shareholder in the EXEL Arrangement in its capacity as an EXEL Shareholder, the treatment described above with respect to the receipt of cash by EXEL Shareholders will also apply to the receipt by Mid Ocean Shareholders who are not also EXEL Shareholders (taking into account constructive ownership of EXEL Ordinary Shares under the rules of the Code) of cash in lieu of fractional New EXEL Shares or pursuant to the cash election procedures. Mid Ocean Shareholders who are also EXEL Shareholders (taking into account constructive ownership of EXEL Ordinary Shares under the rules of the Code) should consult their own tax advisors concerning the amount and character of the income resulting from their receipt of cash in lieu of fractional New EXEL Shares or pursuant to the cash election procedures.

    If the Mid Ocean Shareholders do not have Section 304 Control immediately after the Arrangements, a Mid Ocean Shareholder who receives cash in lieu of fractional New EXEL Shares or pursuant to the cash election procedures will recognize gain equal to the lesser of (i) the excess of the sum of the fair market value of the New EXEL Shares received by the Mid Ocean Shareholder in the Arrangements and the amount of cash received by the Mid Ocean Shareholder in the Mid Ocean Arrangement over the Mid Ocean Shareholder's tax basis in its Mid Ocean Shares and its EXEL Ordinary Shares (if any) surrendered in the Arrangements (other than EXEL Ordinary Shares treated as redeemed in the EXEL Arrangement as described above) or (ii) the amount of cash received by the Mid Ocean Shareholder in the Mid Ocean Arrangement. Moreover, if the Mid Ocean Shareholders do not have Section 304 Control immediately after the Arrangements, no loss will be recognized by a Mid Ocean Shareholder with respect to the receipt of cash in lieu of fractional shares or pursuant to the cash election procedures. Any gain recognized by a Mid Ocean Shareholder will be long-term capital gain if the Mid Ocean Shareholder's holding period in its Mid Ocean Shares and EXEL Ordinary Shares (if any) is more than one year. In the case of an individual Mid Ocean Shareholder, such capital gain will be taxed at a maximum rate of 28%, if such Mid Ocean Shareholder's holding period in its Mid Ocean Shares and EXEL Ordinary Shares (if any) is more than one year but not more than 18 months, and at a maximum rate of 20% if such holding period is more than 18 months. U.S. persons who hold Mid Ocean Shares or EXEL Ordinary Shares must satisfy the reporting requirements of Section 6038B of the Code. Unless an exception applies, each U.S. person must file, with its return for the taxable year in which the Effective Time occurs, an IRS Form 926 and the attachments required by applicable Treasury regulations. The penalty for failure to satisfy the reporting requirements of Section 6038B of the Code is equal to 10% of the fair market value of the Mid Ocean Shares or EXEL Ordinary Shares transferred by the U.S. person pursuant to the Arrangements, not to exceed $100,000 unless such failure was due to intentional disregard. U.S. persons who hold Mid Ocean Shares or EXEL Ordinary Shares should consult their own tax advisors concerning the reporting requirements of Section 6038B and the applicability of any exception to the requirement to file IRS Form 926.

TAX CONSEQUENCES TO UNITED STATES SHAREHOLDERS OF OWNERSHIP OF NEW EXEL SHARES

    CLASSIFICATION OF NEW EXEL AS A CONTROLLED FOREIGN CORPORATION. Each "United States shareholder" of a "controlled foreign corporation" (a "CFC") must include in its gross income for United States federal income tax purposes its PRO RATA share of the CFC's "subpart F income", even if the subpart F income is not distributed. Any United States corporation, citizen, resident or other United States person who owns, directly or indirectly through foreign persons, or is considered to own (by application of the relevant rules of constructive ownership set forth in the Code) 10% or more of the total combined voting power of all classes of stock of the foreign corporation will be considered to be a "United States shareholder". In general, a foreign corporation is treated as a CFC only if such "United States shareholders" collectively

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own more than 50% (more than 25% for certain insurance companies) of the total combined voting power or total value of the corporation's stock for an uninterrupted period of 30 days or more during any tax year. New EXEL believes that because of the wide dispersion of its share ownership and because under the New EXEL Articles no single shareholder is permitted to hold as much as 10% of its total combined voting power, it is not a CFC under the foregoing general rules.

    RELATED PERSON INSURANCE INCOME. The following discussion generally is applicable only if the "related person insurance income" ("RPII") of a subsidiary of New EXEL, determined on a gross basis, is 20% or more of such subsidiary's gross insurance income for the taxable year. The following discussion generally would not apply for any fiscal year in which such subsidiary's gross RPII fall below the 20% threshold. New EXEL anticipates that its subsidiaries gross RPII as a percentage of gross insurance income in 1998 and in future fiscal years will fall below the 20% threshold.

    RPII COMPANIES. Different definitions of "United States shareholder" and "controlled foreign corporation" are applicable in the case of a foreign corporation which earns RPII. RPII is defined in Section 953(c)(2) of the Code as any "insurance income" attributable to policies of insurance or reinsurance with respect to which the person (directly or indirectly) insured is a "United States shareholder" or a "related person" to such a shareholder.

    Generally, the term "related person" for this purpose means someone who controls or is controlled by the United States shareholder or someone who is controlled by the same person or persons which control the United States shareholder. Control is measured by either more than 50% in value or more than 50% in voting power of stock applying constructive ownership principles. For purposes of inclusion New EXEL's subsidiaries' RPII in the income of United States shareholders, unless an exception applies, the term "United States shareholder" includes all U.S. persons who beneficially own any amount (rather than 10% or more) of such subsidiary's stock. Each subsidiary will be treated as a CFC if such persons are treated as owning 25% or more of the stock of such subsidiary. In determining the "United States shareholders" of each subsidiary, stock of such subsidiary held indirectly by United States persons through New EXEL or any other non-United States entity is treated as held by United States shareholders, but the other constructive ownership rules of the Code do not apply.

    RPII EXCEPTIONS. The special RPII rules do not apply if (i) direct and indirect insureds and persons related to such insureds, whether or not U.S. persons, are treated as owning, directly or indirectly, less than 20% of the voting power and less than 20% of the value of the stock of each New EXEL subsidiary, (ii) RPII, determined on a gross basis, is less than 20% of each New EXEL subsidiary's gross insurance income for the taxable year, (iii) each New EXEL subsidiary elects to be taxed on its RPII as if the RPII were effectively connected with the conduct of a United States trade or business, or (iv) each New EXEL subsidiary elects to be treated as a United States corporation and certain other conditions are satisfied. Where none of these exceptions applies, each United States person owning or treated as owning stock in New EXEL (and therefore, indirectly, in each New EXEL subsidiary) on the last day of New EXEL's fiscal year will be required to include in its gross income for United States federal income tax purposes its share of the RPII for the entire taxable year, determined as if all such RPII were distributed proportionately only to such United States shareholders at that date, but limited by each New EXEL subsidiary's current-year earnings and profits and by the United States shareholder's share, if any, of prior-year deficits in earnings and profits. If, as anticipated, RPII is less than 20% of gross insurance income in fiscal 1998 and future fiscal years, United States shareholders will not be required to include RPII in their taxable income.

    DISPOSITIONS OF NEW EXEL SHARES. Section 1248 of the Code provides that if a United States person owns 10% or more of the voting shares of a corporation that is a CFC, any gain from the sale or exchange of the shares may be treated as ordinary income to the extent of the CFC's earnings and profits during the period that the shareholder held the shares (with certain adjustments). Section 1248 of the Code generally also will apply to the sale or exchange of shares in a foreign corporation that earns RPII if the foreign

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corporation would be taxed as an insurance company if it were a domestic corporation, regardless of whether the shareholder is a 10% shareholder or whether RPII constitutes 20% or more of the corporation's gross insurance income. Existing Treasury Department regulations do not address whether Section 1248 of the Code would apply when the foreign corporation (such as New EXEL) is not a CFC but the foreign corporation has a subsidiary that is a CFC or that would be taxed as an insurance company if it were a domestic corporation.

    FOREIGN TAX CREDIT. Because United States shareholders own a majority of New EXEL shares, only a portion of any RPII includible in their income and any dividends paid by New EXEL (including any gain from the sale of New EXEL Shares that is treated as a dividend under Section 1248 of the Code) will be treated as foreign source income for purposes of computing a shareholder's United States foreign tax credit limitation. It is likely that substantially all of any RPII includible in their income and any dividends that are foreign source income will constitute either "passive" or "financial services" income for United States foreign tax credit limitation purposes.

    PASSIVE FOREIGN INVESTMENT COMPANIES. Sections 1291 through 1297 of the Code contain special rules applicable with respect to foreign corporations that are "passive foreign investment companies" ("PFICS"). In general, a foreign corporation will be a PFIC if 75% or more of its income constitutes "passive income" or 50% or more of its assets produce, or are held for the production of, passive income. If New EXEL were to be characterized as a PFIC, its United States shareholders would be subject to a penalty tax at the time of their sale of (or receipt of an "excess distribution" with respect to) New EXEL Shares, unless such shareholder elects to include changes in the value of its New EXEL Shares in income each year under a market-to-market method. In general, a shareholder receives an "excess distribution" if the amount of the distribution is more than 125% of the average distribution with respect to the stock during the three preceding taxable years (or shorter period during which the taxpayer held the stock). In general, the penalty tax includes an interest charge on taxes that are deemed due during the period the United States shareholder owned the shares, and is computed by assuming that the excess distribution or gain (in the case of a sale) with respect to the shares was taxed in equal portions throughout the holder's period of ownership at the highest rate applicable marginal rate. The interest charge is equal to the applicable rate imposed on underpayments of United States federal income tax for such period.

    The PFIC statutory provisions contain an express exception for income "derived in the active conduct of an insurance business by a corporation which is predominantly engaged in an insurance business . . . ." This exception is intended to ensure that income derived by a BONA FIDE insurance company is not treated as passive income, except to the extent such income is attributable to financial reserves in excess of the reasonable needs of the insurance business. In New EXEL's view, New EXEL and its wholly-owned direct and indirect subsidiaries, taken as a whole, are predominantly engaged in an insurance business and do not have financial reserves in excess of the reasonable needs of their insurance business. The PFIC statutory provisions (unlike the RPII provisions of the Code) contain a look-through rule that states that, for purposes of determining whether a foreign corporation is a PFIC, such foreign corporation shall be treated as if it received directly its proportionate share of the income and held its proportionate share of the assets of any other corporation in which it owns at least 25% of the stock. While no explicit guidance is provided by the statutory language, New EXEL believes that under the look-through rule New EXEL should be deemed to own the assets and to have received the income of its insurance and investment subsidiaries directly for purposes of determining whether New EXEL qualifies for the aforementioned insurance exception. Although each of New EXEL's investment subsidiaries meets the definition of a PFIC, if New EXEL is not a PFIC, the PFIC statutory provisions state that a shareholder of New EXEL will not be treated as a shareholder of such investment subsidiaries for PFIC tax purposes as long as the shareholder does not own 50% or more of the value of New EXEL Shares.

    OTHER. Dividends paid by New EXEL to United States corporate shareholders will not be eligible for the dividends received deduction provided by Section 243 of the Code.

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    Information reporting to the IRS by paying agents and custodians located in the United States will be required with respect to payments of dividends on the New EXEL Shares to United States persons. Thus, a holder of New EXEL Shares may be subject to backup withholding at the rate of 31% with respect to dividends paid by such persons, unless such holder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact; or
(ii) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. The backup withholding tax is not an additional tax and may be credited against a holder's regular United States federal income tax liability.

    The foregoing summary is based upon current law and is for general information only. The tax treatment of a holder of New EXEL Shares, or of a person treated as a holder of New EXEL Shares for United States federal income, state, or local or non-United States tax purposes, may vary depending on the holder's particular tax situation. Legislative, judicial or administrative changes or interpretations may be forthcoming that could be retroactive and could affect the tax consequences to holders of New EXEL Shares. HOLDERS OF EXEL ORDINARY SHARES OR MID OCEAN SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE AND LOCAL AND NON-UNITED STATES TAX CONSEQUENCES OF OWNING NEW EXEL SHARES.

CASH ELECTION PROCEDURE

    A Cash Election Form will be mailed 25 days prior to the anticipated Effective Time or on such other date as EXEL and Mid Ocean shall mutually agree to each EXEL Shareholder and Mid Ocean Shareholder of record as of five business days prior to such mailing date. Each Cash Election Form shall permit an EXEL Shareholder or a Mid Ocean Shareholder to elect to receive cash with respect to all or a portion of such holder's EXEL Ordinary Shares or Mid Ocean Shares, respectively.

    Any EXEL Ordinary Shares or Mid Ocean Shares with respect to which the holder thereof shall not have elected to receive cash consideration by submitting to EXEL or to the Exchange Agent an effective, properly completed Cash Election Form on or before 5:00 p.m. on the 20th day following the mailing date of such form (or such other time and date as EXEL and Mid Ocean may mutually agree) (the "CASH ELECTION DEADLINE") shall, as of the Effective Time, be transferred to New EXEL in exchange for New EXEL Shares as described above.

    A Cash Election shall have been properly made only if the Exchange Agent shall have actually received a properly completed Cash Election Form on or prior to the Cash Election Deadline. A Cash Election Form may be revoked or changed by the person submitting such Cash Election Form at or prior to the Cash Election Deadline. See "--Exchange of Certificates" and "--Exchange of Shares--Cash Election Procedure."

EXCHANGE OF CERTIFICATES

    Under the EXEL Arrangement, from and including the Effective Time, all existing certificates representing EXEL Ordinary Shares shall cease to have effect as documents of title to the EXEL Ordinary Shares previously represented thereby but shall instead represent only the right to receive, upon surrender of such certificates, a certificate representing the same number of New EXEL Voting Shares except to the extent the holder thereof is entitled to receive cash consideration in lieu of any or all of such holder's EXEL Ordinary Shares. Under the Mid Ocean Arrangement, from and including the Effective Time, all existing certificates representing Mid Ocean Class A Shares shall cease to have effect as documents of title to the Mid Ocean Class A Shares previously represented thereby but shall instead represent only the right to receive, upon surrender of such certificates, a certificate representing New EXEL Voting Shares calculated on the basis of the Exchange Ratio, except to the extent the holder thereof is entitled to receive

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cash consideration in lieu of any or all of such holder's Mid Ocean Shares.
Under the Mid Ocean Arrangement, from and including the Effective Time, all existing certificates representing Mid Ocean Class B Shares and Mid Ocean Class C Shares shall cease to have effect as documents of title to the Mid Ocean Class B Shares and Mid Ocean Class C Shares previously represented thereby but shall instead represent only the right to receive, upon surrender of such certificates, a certificate representing New EXEL Non-Voting Shares calculated on the basis of the Exchange Ratio, except to the extent the holder thereof is entitled to receive cash consideration in lieu of any or all of such holder's Mid Ocean Shares.

    As soon as practicable after the Effective Time, a company selected by New EXEL (the "EXCHANGE AGENT") will mail to each holder of record of Mid Ocean Shares immediately prior to the Effective Time, a letter of transmittal and instructions for use in effecting the surrender of any certificates representing outstanding Mid Ocean Shares ("MID OCEAN CERTIFICATES") for certificates representing the appropriate number and class of New EXEL Shares. Upon surrender of a Mid Ocean Certificate to the Exchange Agent for cancellation, together with a duly executed letter of transmittal and such other documents, if any, as the Exchange Agent shall require, the holder of such Mid Ocean Certificate will be entitled to receive a certificate representing that number and class of whole New EXEL Shares and any cash in lieu of fractional New EXEL Shares which such holder has the right to receive pursuant to the provisions of the Mid Ocean Arrangement and/or any cash in lieu of New EXEL Shares pursuant to the Cash Election. Until surrendered, each Mid Ocean Certificate will be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing shares of New EXEL Shares and cash in lieu of any fractional New EXEL Shares and/or any cash in lieu of New EXEL Shares pursuant to the Cash Election. Initially the Certificates representing EXEL Ordinary Shares will not be exchanged for new certificates representing New EXEL Voting Shares.

INTERESTS OF CERTAIN PERSONS IN THE ARRANGEMENTS

    GENERAL. As described below, certain members of Mid Ocean management and of the Mid Ocean Board have certain arrangements with respect to the New EXEL management and New EXEL Board composition following the Arrangements, certain benefits under existing employment agreements and severance and benefit plans and certain post-Merger employment opportunities with EXEL. In addition, as described above, the Agreement contains certain provisions relating to the indemnification of Mid Ocean directors and officers and D&O Insurance. The Mid Ocean Board was aware of these interests and considered them, among other matters, in approving the Agreement and the transactions contemplated thereby.

    In addition, substantially all arrangements with members of EXEL management will remain in place with respect to New EXEL following the Arrangements and all members of the EXEL Board will be members of the New EXEL Board following the Effective Time. As described above, Messrs. Esposito and O'Hara, EXEL's Chairman and Chief Executive Officer, respectively, are on the Mid Ocean Board, but did not participate in deliberations relating to or vote on the approval of the Agreement or the Arrangements. The EXEL Board was aware of these interests and considered them, among other matters, in approving the Arrangements and the transactions contemplated thereby.

    BOARD COMPOSITION AND RELATED MATTERS POST-ARRANGEMENTS. The parties have agreed that at the Effective Time, the initial directors of New EXEL shall be the current directors of EXEL, Messrs. Newhouse and Butt and three additional non-executive directors of Mid Ocean to be selected by EXEL. See "MANAGEMENT AND OPERATIONS AFTER THE ARRANGEMENTS."

    EXISTING EMPLOYMENT AGREEMENTS WITH MID OCEAN EXECUTIVE OFFICERS. Mid Ocean or one of its subsidiaries has entered into employment agreements with five of its executive officers: Mr. Newhouse, as Chairman of the Mid Ocean Board and Mid Ocean Reinsurance; Mr. Butt, as President and Chief Executive Officer of Mid Ocean and Mid Ocean Reinsurance; Mr. Hays, as Senior Vice President and

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Chief Financial and Administrative Officer of Mid Ocean and Executive Vice
President and Chief Financial and Administrative Officer of Mid Ocean Reinsurance; Mr. Keeling, as Executive Vice President and Chief Underwriting Officer of Mid Ocean Reinsurance; and Mr. Brockbank, with respect to Brockbank, a wholly-owned subsidiary of Mid Ocean. Messrs. Butt, Hays and Keeling reside in Bermuda, and Mr. Newhouse spends at least one week per month in Bermuda. Mr. Brockbank resides in England.

    Each agreement (other than Mr. Brockbank's) provides for (i) a base salary which is subject to review for increase at the discretion of the Compensation Committee of the Mid Ocean Board; (ii) an annual bonus determined by the Compensation Committee of the Mid Ocean Board, based on criteria determined by the Compensation Committee of the Mid Ocean Board; (iii) reimbursement for, or payment of, certain travel, living and other expenses; and (iv) the right to participate in such other employee or fringe benefit programs for senior executives as are in effect from time to time. Mr. Brockbank's agreement provides for (i) a base salary, (ii) reimbursement for certain travel, subsistence and entertainment expenses, (iii) payment of premiums for private medical health insurance for Mr. Brockbank, (iv) a death insurance benefit equal to four times his annual salary, (v) provision of permanent health insurance, and (vi) continued participation in the Brockbank Pension Scheme or equivalent payment to a personal pension plan in lieu thereof.

    The employment agreements of Messrs. Newhouse, Butt, Hays and Keeling each expire on August 19, 1999. The employment agreement of Mr. Brockbank expires upon 12 months written notice from any party thereto, PROVIDED that, such agreement terminates automatically upon the last day of the month in which Mr. Brockbank attains the age of 65 years. Each agreement (other than Mr. Brockbank's) shall be automatically extended for an additional period of one year unless Mid Ocean or the applicable executive provides written notice at least six months prior to the then-scheduled expiration date.

    Each agreement (other than Mr. Brockbank's) further provides that, in the event of termination of the executive's employment prior to the expiration date by reason of death or disability, such executive (in the case of death, such executive's spouse or estate) is entitled to receive the then-current base salary through the end of the month in which such executive's employment terminated, and, in the case of Mr. Newhouse, payments at the rate of $162,500 per year (or, if greater, one-half the base salary) for a period of three years from the date of death. In the case of each such executive, each estate shall be entitled to any annual bonus awarded but not yet paid and a PRO RATA bonus for the year of death, if the Executive Committee of the Mid Ocean Board so determines.

    In the event of termination of the executive's employment without cause, such executive shall receive his then-current base salary, in the case of Mr. Newhouse, for a period of two years, and, in the cases of Messrs. Butt, Hays and Keeling, for a period of one year following the date of termination, plus any annual bonus awarded but not paid, and, with respect to each of Messrs. Newhouse, Butt, Hays and Keeling, other rights and benefits as determined in accordance with the applicable terms of the relevant benefit programs, including the right to exercise options granted. If such executive's employment is terminated for cause, such executive is entitled to receive his base salary through the date on which such termination for cause occurs and such other benefits as determined in accordance with the applicable terms of any benefit programs, including the right to exercise options granted to such executive then vested. In the event Mr. Brockbank's employment is terminated for cause or by reason of disability, he is entitled to receive his base salary through the effective date of such termination. Each executive may voluntarily terminate his employment prior to the expiration of the term and such termination shall be deemed a termination for cause.

    If any executive (other than Mr. Brockbank) is terminated (other than for cause) within the 12 month period following a Change in Control (as defined in the employment agreements) or terminates during such period for Good Reason (as defined in the employment agreements), such executive has the right to terminate his employment in the case of altered duties, and, in both cases, such executive shall receive his current base salary and employee benefits for a period of two years (three years, in the case of Mr. Butt),

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an amount equal to two times (three times, in the case of Mr. Butt) the largest annual bonus awarded to such executive in the three years prior to a Change in Control, the PRO RATA portion of the annual bonus that would have been paid to such executive for the year in which the Change in Control occurs and the right to exercise options granted.

    The agreements with Messrs. Butt and Keeling provide for a minimum annual bonus of $75,000 and $50,000, respectively. In addition, five other executive officers and all of the employees of Brockbank have employment agreements. Consummation of the Arrangements will not have any impact on the terms of Mr. Butt's outstanding $1 million loan from Mid Ocean.

    All grants of restricted shares and share options under the Mid Ocean 1993 Long Term Incentive and Share Award Plan automatically vest upon a Change in Control (as defined therein).

    NEW ARRANGEMENTS WITH MID OCEAN EXECUTIVES. As of the Effective Time, the Change in Control provisions in the employment agreements of Messrs. Newhouse, Butt, Keeling and Hays will become effective, except that EXEL has requested Messrs. Newhouse, Butt and Hays to continue under the same terms of their employment agreements, except for their titles, until October 31, 1998, in the case of Messrs. Newhouse and Hays, and December 31, 1998, in the case of Mr. Butt.

    As of October 31, 1998, in the case of Mr. Newhouse, and December 31, 1998, in the case of Mr. Butt, the employment agreements will be amended to become consulting agreements ("CONSULTING AGREEMENTS") for a period of two years for Mr. Newhouse and for a period of one year for Mr. Butt. Such Consulting Agreements call for basically the same provisions of their aforementioned employment agreements, except for their roles to be that of consultants rather than employees, with their duties and time commitments as may be mutually agreed, and their compensation to be an annual fee of $250,000 for Mr. Newhouse and $535,000 for Mr. Butt. Upon commencing such consulting services, Mr. Newhouse will receive, as a severance payment, $1,400,000, payable in 24 equal monthly installments, and Mr. Butt will receive, as a severance payment, $3,537,000, payable in 36 equal monthly installments. Each of Messrs. Newhouse and Butt will receive certain additional severance benefits from his respective Consulting Agreement. Among other things, Mr. Newhouse's agreement provides for the payment of $187,500 per year to his spouse for three years from his death, subject to her having survived him. Both Messrs. Newhouse and Butt will be subject to certain non-competition covenants during their consulting period, and for a period of 12 months, for Mr. Newhouse, and 24 months, for Mr. Butt, thereafter.

    Under the Change in Control provisions of Mr. Hays' employment agreement, 22,600 restricted Mid Ocean shares and 45,333 options to acquire Mid Ocean Class A Shares will vest automatically upon the effectiveness of the Arrangements.

    In the case of Messrs. Brockbank and Keeling, their employment agreements will be assumed by EXEL, and each will receive an option grant for 40,000 New EXEL Voting Shares upon the effectiveness of the Arrangements. Such options will have an exercise price equal to the fair market value of New EXEL Voting Shares on the date of grant, and will vest 1/3 per year on each of the first three anniversaries of the date of grant. In exchange for such option grant, both Messrs. Brockbank and Keeling have waived automatic vesting in connection with the Arrangements with respect to 50% of their outstanding options and equity awards.

    DIRECTORS COMPENSATION. All non-employee directors of Mid Ocean, upon consummation of the Arrangements, will receive accelerated payment of fees for services as directors, which are payable in Mid Ocean Class A Shares, in respect of the fiscal year ended October 31, 1998. In addition, each non-employee director of Mid Ocean, other than directors affiliated with EXEL will, upon consummation of the Arrangements, receive an additional payment of $35,000 (which is the compensation payable to such director in respect of the fiscal year ended October 31, 1998).

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    CERTAIN ANNUAL BONUSES.  The Mid Ocean Board has established the amounts of the annual bonuses that will be payable to Messrs. Newhouse, Butt, Hays and Keeling. Such bonuses, which will be payable in addition to salary otherwise payable to such individual, will be paid to such individual after the conclusion of the fiscal year ended October 31, 1998. The amounts payable are as follows:
$750,000 to Mr. Newhouse; $675,000 to Mr. Butt; $350,000 to Mr. Hays and $500,000 to Mr. Keeling.

    OUTSTANDING STOCK BASED AWARDS. All of the executive officers and directors of Mid Ocean hold Mid Ocean Roll-Over Options and/or restricted shares of Mid Ocean. Pursuant to the Agreement, at the Effective Time each outstanding Mid Ocean Roll-Over Option, whether or not exercisable, will automatically be converted into a New EXEL Option adjusted to account for the Exchange Ratio. See "--The Arrangements."

    Pursuant to existing provisions of Mid Ocean's 1993 Long-Term Incentive Plan and Share Award Plan, upon a Change in Control (as defined therein), all outstanding grants of Mid Ocean restricted shares and options will automatically vest (unless otherwise agreed by the holder thereof).

    JPMCC. JPMCC, an affiliate of J.P. Morgan, holds 1,190,292 Mid Ocean Class B Shares, which constitute all of the outstanding shares of such class, and 1,860,000 Mid Ocean Class C Shares, which constitute all of the outstanding shares of such class. JPMCC also holds 4,701,980 EXEL Ordinary Shares, and in 1995 entered into a hedging transaction with respect to these shares whereby an affiliate of JPMCC borrowed EXEL Ordinary Shares and sold them short into the market with the result that JPMCC is insulated from economic exposure to EXEL Ordinary Shares.

AMENDMENT TO MID OCEAN RIGHTS AGREEMENT

    Each Mid Ocean Share has attached to it a Mid Ocean Right issued pursuant to the Mid Ocean Rights Agreement. In connection with the execution of the Agreement, Mid Ocean amended the Mid Ocean Rights Agreement to provide, among other things, that (i) the execution and delivery of the Agreement and consummation of the Arrangements and execution and delivery of the Support Agreement and any acquisition of Mid Ocean Shares by EXEL (and certain related persons) as contemplated by the Agreement, will not cause EXEL or JPMCC or such related persons to become an Acquiring Person for purposes of the Mid Ocean Rights Agreement, and (ii) the Mid Ocean Rights may not become exercisable at any time from and after, and the Mid Ocean Rights Agreement will expire at, the Effective Time.

AMENDMENT TO EXEL RIGHTS PLAN

    Each EXEL Ordinary Share has attached to it an EXEL Right issued pursuant to the EXEL Rights Plan. In connection with the execution of the Agreement, EXEL amended the EXEL Rights Plan to provide, among other things, that (i) the execution and delivery of the Agreement and the Support Agreement and consummation of the Arrangements and any acquisition of EXEL Ordinary Shares by New EXEL or Mid Ocean Shareholders or JPMCC (and certain related persons) as contemplated by the Agreement, will not cause the EXEL Rights to become exercisable, or cause the EXEL Rights to be separated from the EXEL Ordinary Shares to which they are attached, and (ii) the EXEL Rights may not become exercisable at any time from and after, and the EXEL Rights Plan will terminate at, the Effective Time.

ACCOUNTING TREATMENT

    It is intended that the Arrangements will be accounted for as a purchase under GAAP. The unaudited pro forma financial information included in this Joint Proxy Statement reflects the Arrangements using the purchase method of accounting. See "COMPARATIVE UNAUDITED PRO FORMA AND HISTORICAL PER SHARE DATA," "SELECTED FINANCIAL DATA" and "UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION."

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REGULATORY MATTERS

    ANTITRUST FILINGS. The businesses of EXEL and Mid Ocean involve transactions in numerous jurisdictions, and, as a result, implementation of the Arrangements may be subject to antitrust laws in such jurisdictions. EXEL and Mid Ocean have determined that no filing is required in respect of the Arrangements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; but are continuing to evaluate whether or not they are legally required, or it is otherwise appropriate, to make any such filings in any other jurisdiction.

    HM TREASURY CONSENT. Mid Ocean Reinsurance Company Ltd., a wholly owned subsidiary of Mid Ocean, is currently authorized to carry on insurance business in the United Kingdom under the Insurance Companies Act 1982 and is, therefore, a United Kingdom-regulated insurance company. Consent must be obtained from HM Treasury in the United Kingdom before any changes occur in the directors, managers or controllers of a United Kingdom-regulated insurance company. The insurance company must give written notice to HM Treasury detailing the changes to be made and HM Treasury must indicate whether or not it consents to the changes within the period of three months following that notice if that period elapses without HM Treasury objecting consent is deemed to be given.

    Once the Arrangements are implemented, there will have been a change of control of Mid Ocean Reinsurance Company Ltd. within the definition of the Insurance Companies Act 1982 and, therefore, HM Treasury consent to that change must be obtained.

    LLOYD'S CONSENT. Mid Ocean indirectly owns 100% of the share capital of Brockbank. Brockbank includes three Lloyd's managing agents, namely Brockbank Syndicate Management Limited, Brockbank Personal Lines Limited and Cassidy Brockbank Limited, and two corporate members of Lloyd's, County Down Limited and Dornoch Limited. Once the Arrangements are completed, New EXEL will be a controller (as defined in the Underwriting Agents Bylaw (No. 4 of 1984)) of the three managing agents. The prior written consent of the Lloyd's is required for New EXEL to become a controller of the managing agents. It takes approximately six weeks from receipt of a completed application for a change of control to formal decision by Lloyd's as to whether or not consent is required.

    STATE OF NEW YORK. One indirect subsidiary of EXEL, X.L. Insurance Company of America, Inc., is a New York domiciled insurer. Because the Arrangements involve the creation of new holding company, the Arrangements will constitute a change of control under the provisions of the New York Insurance Law regarding Holding Companies. Accordingly, pursuant to Section 1506 of the New York Insurance Law, New EXEL will seek the approval of the Superintendent of the Department of Insurance of the State of New York.

    OTHER. In addition to the foregoing, EXEL and Mid Ocean may be required to obtain regulatory approvals, file notices, or make certain other filings in other jurisdictions in which one or the other maintains an office, conducts business or has customers. At the time of this filing, EXEL and Mid Ocean do not expect any such other approvals, notices or other filings to be material in connection with the Arrangements.

    STATUS OF REGULATORY APPROVALS AND OTHER INFORMATION. EXEL and Mid Ocean have filed (or will promptly file) all applications and notices and have taken (or will promptly take) other appropriate action with respect to any requisite approvals or other action of any governmental authority. The Agreement provides that the obligation of each of EXEL and Mid Ocean to consummate the Arrangements is conditioned upon the receipt of all requisite regulatory approvals. There can be no assurance that any governmental agency will approve or take any other required action with respect to the Arrangements, and, if approvals are received or action is taken, there can be no assurance as to the date of such approvals or action, that such approvals or action will not be conditioned upon matters that would cause the parties to mutually consent to abandon the Arrangements or that no action will be brought challenging such approvals or action.

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    EXEL and Mid Ocean are not aware of any governmental approvals or actions that may be required for consummation of the Arrangements other than as described above. Should any other approval or action be required, EXEL and Mid Ocean currently contemplate that such approval or action would be sought.

GRAND COURT APPROVAL

    Following the requisite shareholder approvals at the Class Meetings, a petition will be presented to the Grand Court by EXEL requesting the Grand Court to approve the EXEL Arrangement, and a related petition will be presented to the Grand Court by Mid Ocean requesting the Grand Court to approve the Mid Ocean Arrangement. The Grand Court will conduct an open hearing on such petitions at which all EXEL Shareholders and all Mid Ocean Shareholders will be entitled to be present and be heard. In order to approve each of the Arrangements the Grand Court will consider, among other things, whether the respective Arrangements are fair to the affected classes of shareholders.

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    THE ARRANGEMENTS ARE SUBJECT TO SPECIFIED REGULATORY APPROVALS. THERE CAN BE
NO ASSURANCES THAT SUCH SPECIFIED REGULATORY APPROVALS WILL BE OBTAINED OR AS TO THE DATES OF ANY SUCH APPROVALS. SEE "--CONDITIONS TO THE ARRANGEMENTS."

    See "--The Arrangements--Effective Date and Effective Times," "--Conditions to the Arrangements" and "--Termination; Termination Fee."

RESTRICTIONS ON RESALES

    New EXEL Shares issued to EXEL Shareholders and Mid Ocean Shareholders pursuant to the Arrangements will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 3(a)(10) of the Securities Act. Section 3(a)(10) exempts securities issued in exchange for one or more outstanding securities from the general requirements of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court, after a hearing on the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have the right to appear and be heard. The Grand Court will conduct a hearing on the fairness of the terms and conditions of the Arrangements, including the proposed issuance of New EXEL Shares in exchange for EXEL Ordinary Shares and Mid Ocean Shares.

    EXEL and Mid Ocean have submitted a request to the Commission to confirm that the New EXEL Shares issued pursuant to the Arrangements will be freely transferable under United States federal securities laws, except that New EXEL Shares received by persons who are deemed to be "affiliates" (as such term is defined under the Securities Act) of New EXEL, EXEL or Mid Ocean prior to the Arrangements may be resold by them only in transactions permitted by the resale provisions of Rule 145(d)(1), (2) or (3) promulgated under the Securities Act or as otherwise permitted under the Securities Act. Rule 145(d)(1) generally provides that "affiliates" of New EXEL, EXEL or Mid Ocean may not sell securities of New EXEL received in the Arrangements unless pursuant to an effective registration statement or unless pursuant to the volume, current public information, manner of sale and timing limitations of Rule144. These limitations generally require that any sales made by an affiliate in any three-month period not exceed the greater of 1% of the outstanding shares of New EXEL or the average weekly trading volume over the four calendar weeks preceding the placement of the sell order and that such sales be made in unsolicited, open market "brokers transactions." Rules 145(d)(2) and (3) generally provide that the foregoing limitations lapse for non-affiliates of New EXEL after a period of one or two years, respectively, depending upon whether certain currently available information continues to be available with respect to New EXEL. Persons who may be deemed to be affiliates of an issuer generally include individuals or entities that control, are controlled by, or are under common control with, such issuer and may include certain officers and directors of such issuer as well as principal shareholders of such issuer.

    Each of EXEL and Mid Ocean has agreed in the Agreement to use its reasonable best efforts to cause each person who is an "affiliate" (for purposes of Rule 145 under the Securities Act) of such party to deliver to the other party a written agreement intended to ensure compliance with the Securities Act.

CAYMAN ISLANDS DISSENTERS' RIGHTS

    The Companies Law does not give EXEL Shareholders or Mid Ocean Shareholders the right to dissent from and obtain a cash payment for their shares in connection with the matters to be acted upon at the Class Meetings.

    Any EXEL Shareholder or Mid Ocean Shareholder who wishes to oppose the sanctioning of the EXEL Arrangement or the Mid Ocean Arrangement (as the case may be) at the hearing of the relevant petition at the Grand Court must record its vote against the resolution at the EXEL Class Meeting or the relevant Mid Ocean Class Meeting. At the hearing of the relevant petition itself, such EXEL Shareholders

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or Mid Ocean Shareholders who have so voted will be entitled to make representations to the Grand Court on the hearing of the petition. If the respective Arrangements is approved by the requisite votes at the EXEL Class Meeting or at each of the Mid Ocean Class Meetings, as the case may be, and the Grand Court approves the respective Arrangement, the order of the Grand Court will bind in any dissenters to the terms of such Arrangement.

STOCK EXCHANGE LISTING OF NEW EXEL SHARES

    New EXEL and EXEL will use their reasonable best efforts to cause the New EXEL Voting Shares to be issued pursuant to the Arrangements or reserved for issue upon exercise of New EXEL Options to be approved for listing on the NYSE, subject to notice of issuance. Such listing is a condition precedent to the consummation of the Arrangements. So long as EXEL and Mid Ocean continue to meet the requirements of the NYSE, EXEL Ordinary Shares and Mid Ocean Shares, as the case may be, will continue to be listed on the NYSE until the Effective Time.

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                             THE SUPPORT AGREEMENT

    On March 15, 1998, JPMCC and EXEL entered into the Support Agreement, pursuant to which JPMCC has agreed, subject to the terms thereof, to vote all of its Mid Ocean Shares in favor of the Mid Ocean Arrangement.

    Among other things, JPMCC has agreed that after the consummation of the Arrangements, its New EXEL Non-Voting Shares shall not be entitled to vote separately as a class, and that it shall vote its New EXEL Non-Voting Shares in accordance with the recommendations of the New EXEL Board in any separate class vote to which such New EXEL Non-Voting Shares may be entitled by law, so long as such New EXEL Non-Voting Shares are treated equally with the New EXEL Voting Shares in such matter.

    Pursuant to the terms of the Support Agreement, if the Mid Ocean Board recommends that the Mid Ocean Shareholders vote against the Mid Ocean Arrangement or in favor of a competing transaction, JPMCC will vote its Mid Ocean Shares for or against the Mid Ocean Arrangement or such competing transactions in the same proportion as the holders of Mid Ocean Shares (other than JPMCC) vote for or against the Mid Ocean Arrangement or such competing transaction.

    Pursuant to the Support Agreement, EXEL has included certain provisions regarding the New EXEL Non-Voting Shares in the New EXEL Articles. See "NEW EXEL SHARE CAPITAL--New EXEL Shares."

    The Support Agreement will terminate upon termination of the Agreement in accordance with its terms.

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                MANAGEMENT AND OPERATIONS AFTER THE ARRANGEMENTS

    NEW EXEL BOARD AND OFFICERS. The parties have agreed that at the Effective Time, the directors of New EXEL shall be the current directors of EXEL, Messrs. Newhouse and Butt and three additional non-executive directors of Mid Ocean to be selected by EXEL after consultation with Mid Ocean prior to the Effective Time. Such directors will constitute the New EXEL Board at the Effective Time, and each will hold office in accordance with the applicable provisions of the New EXEL Articles and until his or her successor is elected or appointed and duly qualified. The three additional non-executive directors of Mid Ocean have not, as of the date of this Joint Proxy Statement, been selected. After giving effect to the EXEL Arrangement, the officers of New EXEL will be the individuals who are the current officers of EXEL, each such officer to hold office in accordance with the applicable provisions of the New EXEL Articles and until his or her respective successor is duly elected or appointed and qualified. Certain information on the current officers and directors of EXEL and on the current directors of Mid Ocean is incorporated herein by reference. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" and "THE ARRANGEMENTS--Interests of Certain Persons in the Arrangements."

    EXEL BOARD AND OFFICERS. At the EXEL Effective Time, the directors of EXEL who have been designated by EXEL will remain as directors of EXEL, each such director to hold office in accordance with the applicable provisions of the EXEL Articles and until his or her successor is elected or appointed and duly qualified. After giving effect to the EXEL Arrangement, the officers of EXEL will be the individuals who are the current officers of EXEL, each such officer to hold office in accordance with the applicable provisions of the EXEL Articles and until his or her respective successor is duly elected or appointed and qualified.

    MID OCEAN BOARD AND OFFICERS.   At the Effective Time, the individuals who
will be designated by EXEL will remain or be appointed as directors of Mid Ocean, each such director to hold office in accordance with the applicable provisions of the Mid Ocean Articles and until his or her successor is elected or appointed and duly qualified. EXEL has not designated such individuals as of the date of this Joint Proxy Statement. After giving effect to the Mid Ocean Arrangement, the individuals who will be designated by EXEL will be the officers of Mid Ocean, each such officer to hold office in accordance with the applicable provisions of the Mid Ocean Articles and until his or her respective successor is duly elected or appointed and qualified.

    EXEL and Mid Ocean, based on information available at this time, expect to achieve only nominal expense savings as a result of the transactions contemplated by the Agreement. It is expected that New EXEL may achieve these cost savings by, among other things, eliminating duplicative legal and administrative expenses of running two public companies, the closing down of redundant office facilities in Bermuda, London and Asia, and a nominal reduction in personnel due to overlapping functions. The extent to which such expense savings will be achieved is dependent upon various factors, a number of which are beyond the control of EXEL and Mid Ocean, including regulatory requirements attendant to the consummation of the Arrangements, the general regulatory environment, economic conditions, unanticipated changes in business conditions, unanticipated catastrophic events and inflation, and no assurances can be given with respect to the ultimate level and composition of expense savings to be realized or that such savings will be realized in the time frame currently anticipated. These amounts have not been included in any of the unaudited pro forma financial information included in this Joint Proxy Statement.

    AMALGAMATION OF SUBSIDIARIES. Following consummation of the Arrangements, New EXEL intends to amalgamate X.L. Global Reinsurance Company, Ltd. with Mid Ocean Reinsurance Company Ltd.

    For additional information regarding management and operations of the combined company, see "INFORMATION ABOUT EXEL", "INFORMATION ABOUT MID OCEAN" and "THE ARRANGEMENTS--Management After the Arrangements."

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                      PRICE RANGE OF SHARES AND DIVIDENDS

MARKET PRICES

    EXEL Ordinary Shares are listed on the NYSE under the trading symbol "XL."
As of       , 1998, EXEL Ordinary Shares were held of record by approximately persons. The following table sets forth the high and low closing sale prices of the EXEL Ordinary Shares as reported on the NYSE Composite Transactions List for the periods indicated.

    Mid Ocean Class A Shares are listed on the NYSE under the symbol "MOC." The following table sets forth the high and low sale prices for Mid Ocean Class A Shares as reported by the NYSE Composite Transactions List for the periods
indicated. As of       , 1998 Mid Ocean Class A Shares were held of record by
approximately       persons.

                                                                                EXEL               MID OCEAN
                                                                            SALES PRICES          SALES PRICES
                                                                        --------------------  --------------------
                                                                          HIGH        LOW       HIGH        LOW
                                                                        ---------  ---------  ---------  ---------
FISCAL YEAR(1) 1996
  First Quarter.......................................................  $  35.938  $  29.813  $  41.625  $  35.563
  Second Quarter......................................................     36.375     34.125     42.000     35.625
  Third Quarter.......................................................     36.688     33.063     42.625     35.500
  Fourth Quarter......................................................     40.125     31.875     48.125     39.625
FISCAL YEAR 1997
  First Quarter.......................................................     45.000     36.500     53.750     47.000
  Second Quarter......................................................     44.500     39.000     51.125     45.250
  Third Quarter.......................................................     57.500     44.500     60.500     44.500
  Fourth Quarter......................................................     64.000     55.063     64.875     56.437
FISCAL YEAR 1998
  First Quarter                                                            66.688     59.063     66.625     54.125
  Second Quarter (through                         )

    The last reported sale price of EXEL Ordinary Shares on the NYSE Composite
Transactions reporting system on             , 1998 was $         per share and
on March 13, 1998, the last trading day preceding public announcement of the proposed Arrangements, was $71.25 per share. The last reported sale price of Mid Ocean Class A Shares as reported by the NYSE Composite Transactions reporting
system on             , 1998 was $         per share and on March 13, 1998 was
$63.3125 per share.

------------------------

(1) The fiscal year of EXEL ends on November 30 of each year; the fiscal year of Mid Ocean ends on October 31 of each year.

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DIVIDENDS

    The following table sets forth dividends declared per share of EXEL Ordinary Shares and Mid Ocean Class A Shares, respectively, for the periods indicated. The ability of either EXEL or Mid Ocean to pay dividends to its respective shareholders is subject to certain restrictions.

                                                                                              EXEL        MID OCEAN
                                                                                            DIVIDENDS     DIVIDENDS
                                                                                          -------------  -----------
FISCAL YEAR 1996
  First Quarter.........................................................................    $    0.20     $  0.25
  Second Quarter........................................................................    $    0.25     $  0.275
  Third Quarter.........................................................................    $    0.25     $  0.4125
  Fourth Quarter........................................................................    $    0.25     $  0.4125
FISCAL YEAR 1997
  First Quarter.........................................................................    $    0.32     $  0.75
  Second Quarter........................................................................    $    0.32     $  0.75
  Third Quarter.........................................................................    $    0.32     $  0.75
  Fourth Quarter........................................................................    $    0.40     $  0.75
FISCAL YEAR 1998
  First Quarter.........................................................................    $    0.40     $  0.825

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                             INFORMATION ABOUT EXEL

    EXEL is a holding company whose principal source of income is dividends from its wholly owned subsidiary, X.L. Insurance Company, Ltd. EXEL, through X.L. Insurance Company, Ltd. and its other subsidiaries, provides excess liability insurance coverage to industrial, commercial and other enterprises, directors and officers of such enterprises, professional firms, high excess property coverage, and the assumption of reinsurance contracts on a worldwide basis. As of November 30, 1997, EXEL and its subsidiaries had total assets of $6,088,462,000 and 184 full-time equivalent employees.

    As part of its operations, EXEL regularly evaluates the potential acquisition of, and holds discussions with, various insurance institutions and other businesses as opportunities arise. In addition, EXEL regularly analyzes the values of, and submits bids for, the acquisition of certain liabilities and assets of such insurance institutions and other businesses. EXEL's policy is to publicly announce material acquisitions when a definitive agreement has been reached.

    For more detailed information about EXEL, reference is made to the EXEL Annual Report on Form 10-K for the year ended November 30, 1997, which is incorporated herein by reference. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

                           INFORMATION ABOUT NEW EXEL

    New EXEL was formed by EXEL solely for the purpose of consummating the Arrangements. The mailing address and registered office of New EXEL is at the offices of Huntlaw Corporate Service Limited, The Huntlaw Building, Fort Street, PO Box 1350, George Town, Grand Cayman, Cayman Islands.

                          INFORMATION ABOUT MID OCEAN

    Mid Ocean is a holding company that, through its two wholly owned subsidiaries, Mid Ocean Reinsurance Company Ltd. and Brockbank, provides insurance and reinsurance on a worldwide basis. Mid Ocean Reinsurance Company Ltd. is a reinsurer writing property catastrophe, property risk excess of loss, property PRO RATA, marine, energy, aviation, satellite and other reinsurance to insurers on a worldwide basis. The Brockbank Group plc is a Lloyd's managing agent which manages syndicates which provide specialty lines of insurance and reinsurance to a globally diverse group of clients. As of October 31, 1997, Mid Ocean had total assets of $2,270,605,000 and 265 full time equivalent employees.

    For more detailed information about Mid Ocean, reference is made to the Mid Ocean Annual Report of Form 10-K for the year ended October 31, 1997, which is incorporated herein by reference. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

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                             NEW EXEL SHARE CAPITAL

DESCRIPTION OF NEW EXEL SHARE CAPITAL

    The following summarizes certain provisions of New EXEL's Memorandum of Association, as amended to the date hereof (the "NEW EXEL MEMORANDUM"), and the New EXEL Articles. Such summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the New EXEL Memorandum and the New EXEL Articles, including the definitions therein of certain terms. Copies of the New EXEL Memorandum and New EXEL Articles are attached hereto as Appendix G and are incorporated herein by reference.

GENERAL

    New EXEL was incorporated with an authorized share capital of US$50,000 divided into 50,000,000 shares of par value US$0.01 each. As of the date of this Joint Proxy Statement, the authorized share capital of New EXEL is $9,999,900 divided into 999,990,000 shares of par value US$0.01 each. The New EXEL Articles provide that, without prejudice to the right of the directors of New EXEL (the "DIRECTORS") to establish classes of shares with such terms, rights and restrictions as they shall determine, the shares shall initially be divided into two classes, New EXEL Voting Shares and New EXEL Non-Voting Shares. The Directors will designate shares as New EXEL Voting Shares or New EXEL Non-Voting Shares at the time of issue. Based on the number of Mid Ocean Class B Shares and Mid Ocean Class C Shares as of the date of this Joint Proxy Statement, it is expected that 3,115,873 shares will be designated as New EXEL Non-Voting Shares pursuant to the Arrangements. As of the date of this Joint Proxy Statement, the issued share capital of New EXEL consists of one New EXEL Voting Share, which is held by Huntlaw Nominees Limited, as sole subscriber to New EXEL at the time of its incorporation, and the remaining New EXEL Shares are authorized but unissued.

NEW EXEL SHARES

    The New EXEL Shares to be issued to EXEL Shareholders and holders of Mid Ocean Class A Shares (other than EXEL and its subsidiaries) following the Effective Date of the Arrangements will be validly issued, fully paid and nonassessable. New EXEL Voting Shares are entitled to one vote per share on all matters requiring a vote of shareholders, subject to the 10% voting limitation described below. Following the Effective Date of the Arrangements, the New EXEL Non-Voting Shares will be issued to JPMCC as sole holder of Mid Ocean Class B Shares and Mid Ocean Class C Shares. New EXEL Non-Voting Shares are not entitled to any votes on any matter to be considered by shareholders of New EXEL but may be exchanged for New EXEL Voting Shares with the approval of the Directors, and shall be so exchanged upon a transfer as described below. New EXEL Voting Shares may not be exchanged for New EXEL Non-Voting Shares except under limited circumstances. There are no provisions of Cayman Islands law or the New EXEL Articles which impose any limitation on the rights of shareholders to hold or vote New EXEL Shares by reason of any such shareholders not being residents of the Cayman Islands.

    The provisions of the New EXEL Articles governing the New EXEL Voting Shares are substantially similar to the provisions of the EXEL Articles governing the rights and restrictions attached to the EXEL Ordinary Shares, except as described below. Provision was made in the New EXEL Articles to accommodate JPMCC, the sole holder of the Mid Ocean Class B Shares and Mid Ocean Class C Shares, which is subject to certain regulatory restrictions with respect to its ownership of Mid Ocean Shares. Except with respect to voting rights, the New EXEL Voting Shares and the New EXEL Non-Voting Shares shall at all times rank, as to dividends, return of capital and in all other respects, on a parity with each other. Certain limitations apply to the exchange of New EXEL Non-Voting Shares for New EXEL Voting Shares. Upon a transfer of New EXEL Non-Voting Shares (other than a transfer to the ultimate parent corporation of a

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holder of New EXEL Non-Voting Shares or any wholly owned direct or indirect subsidiary of such parent) they shall be automatically exchanged for New EXEL Voting Shares, subject to the approval of the Directors and the 10% voting limitation described below.

DIVIDEND RIGHTS

    Holders of New EXEL Shares are entitled to receive dividends ratably when and as declared by the New EXEL Board out of the profits of the company or monies otherwise available for dividend in accordance with the Companies Law.

LIQUIDATION

    In the event of any dissolution, liquidation or winding up of New EXEL, the liquidator may, with the sanction of a special resolution of New EXEL and any other sanction of the Companies Law, distribute, in kind, to the holders of the New EXEL Shares remaining assets of New EXEL (whether they shall consist of property of the same kind or not), and may for such purpose set such value as the liquidator deems fair upon any property to be divided and may determine how such division shall be carried out as between the shareholders of different classes.

VOTING RIGHTS

    The New EXEL Articles provide that the quorum required for a general meeting of shareholders is not less than one or more shareholders present in person or by proxy holding at least 50% of the voting power of the issued and outstanding shares entitled to vote at such meeting. A quorum for considering a "special resolution" is 66 2/3% of the voting power of the issued and outstanding shares entitled to vote at such meeting. A general meeting of the shareholders of New EXEL may be convened by the Directors, and shall be so convened at the direction of shareholders holding not less than 15% of the voting power of the issued shares of New EXEL.

    Each holder of New EXEL Voting Shares is entitled to one vote per New EXEL Voting Share on all matters submitted to a vote of shareholders at any such meeting, subject to the 10% voting limitation described below. All matters, including the election of directors, voted upon at any duly held shareholders' meeting shall be carried by a majority of the votes cast at the meeting by shareholders present or represented in person or by proxy, except (i) approval of a special resolution, (ii) amendment of certain provisions of the New EXEL Articles which require the approval of at least 66 2/3% of the outstanding New EXEL Voting Shares, voting together as a single class and (iii) as otherwise provided in the Companies Law. A special resolution requires the approval of at least 66 2/3% of the votes cast by such shareholders represented in person or by proxy at a duly convened meeting. Subject to applicable law and any provision of the New EXEL Articles requiring a greater majority, New EXEL may from time to time by special resolution: alter or amend the New EXEL Memorandum or the New EXEL Articles; increase its share capital; consolidate and divide all or any of its share capital; subdivide the whole or any part of its share capital; reduce its share capital, any capital redemption reserve fund, or any share premium account; change its name or alter its objects; or voluntarily liquidate the company. The rights of a class of shares may only be varied by ordinary resolution at a separate meeting of the holders of such class of shares.

    Each New EXEL Voting Share has one vote, except that if, and so long as, the Controlled Shares (as defined below) of any person constitute 10% or more of the issued New EXEL Shares, the voting rights with respect to the Controlled Shares owned by such person shall be limited, in the aggregate, to a voting power of less than 10%, pursuant to a formula specified in the New EXEL Articles. "CONTROLLED SHARES" means (i) all New EXEL Shares directly, indirectly or constructively owned by any person within the meaning of Section 958 of the Code and (ii) all New EXEL Shares directly, indirectly or beneficially owned by any such person or "group" of persons within the meaning of Section 13(d) of the Exchange Act.

                           Preliminary Proxy Material

    The New EXEL Shares have noncumulative voting rights, which means that the holders of a majority of the voting power of the New EXEL Voting Shares may elect all of New EXEL's directors and, in such event, the holders of the remaining New EXEL Shares will not be able to elect any directors. The New EXEL Articles provide that the New EXEL Board will be divided into three classes, with one-third of the directors in each class. Each class is elected for a three-year term, with the result that shareholders will not vote for the election of a majority of directors in any single year. Directors may be removed without cause by a special resolution of the company.

    This classified board provision could prevent a party who acquires control of a majority of the outstanding voting power from obtaining control of the New EXEL Board until the second annual shareholders meeting following the date the acquiror obtains the controlling share interest. The classified board provision could have the effect of discouraging a potential acquiror from making a tender offer or otherwise attempting to obtain control of New EXEL and could thus increase the likelihood that incumbent directors will retain their positions.

PREEMPTIVE RIGHTS

    No holder of New EXEL Shares shall, by reason of such holding, have any preemptive right to subscribe to any additional issue of shares of any class or series nor to any security convertible into such shares.

TRANSFER OF SHARES

    The New EXEL Articles contain various provisions affecting the transferability of New EXEL Shares. Under the New EXEL Articles, the New EXEL Board has absolute discretion to decline to register a transfer of New EXEL Shares, and in addition shall decline to register a transfer of New EXEL Shares
(i) unless a registration statement under the Securities Act is in effect with respect to such New EXEL Shares or, if requested by the Directors, a written opinion from counsel acceptable to the New EXEL Board is obtained to the effect that such registration is not required or (ii) if the New EXEL Board determines that such transfer would increase the number of Controlled Shares of any person to 10% or any higher number of the New EXEL Voting Shares or of the total issued shares or voting power of New EXEL.

    Cayman Islands counsel to New EXEL and Mid Ocean have advised EXEL and Mid Ocean that while the precise form of the restrictions on transfers contained in the New EXEL Articles is untested, as a matter of general principle, restrictions on transfers are enforceable under Cayman Islands law and are not uncommon. The transferor of such New EXEL Shares will be deemed to own such New EXEL Shares for dividend, voting and reporting purposes until a transfer of such New EXEL Shares has been entered in the register of members of New EXEL.

    The restrictions on voting and ownership of more than 10% of the issued New EXEL Shares described above, as well as the provisions discussed below under "ANTITAKEOVER EFFECTS OF NEW EXEL ARTICLES," may have the effect of discouraging an attempt to obtain control of New EXEL.

LIEN ON SHARES

    The New EXEL Articles provide that New EXEL shall have a first and paramount lien and charge on all New EXEL Shares for all debts, liabilities or engagements to or with New EXEL (whether presently payable or not) by the holder of such New EXEL Shares, except for New EXEL Shares declared to be exempt by the New EXEL Board. This lien would extend to the payment of dividends or other money payable in respect of the New EXEL Shares subject to the lien. The New EXEL Articles also provide that New EXEL may sell any New EXEL Shares on which New EXEL has a lien, but no sale shall be made unless a sum in respect of which a lien exists is presently payable and 14 days notice have been given.

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
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LIMITATION OF LIABILITY; INDEMNIFICATION

    The New EXEL Articles provide that no director or officer shall be liable to New EXEL in respect of the execution of the duties of his respective office and in certain other circumstances, except as a result of his wilful neglect or default. The New EXEL Articles provide that New EXEL shall indemnify its officers, directors, employees and agents against any suits or proceedings arising out of their activities in such capacities and subject to certain limitations described therein and authorizes the Directors to purchase and maintain directors' and officers' liability insurance on behalf of any such person whether or not New EXEL would have the power to indemnify such person against any such liability thereunder.

TRANSFER AGENT

    New EXEL's registrar and transfer agent is ChaseMellon Shareholder Services, L.L.C.

                   ANTITAKEOVER EFFECTS OF NEW EXEL ARTICLES

    The New EXEL Articles contain certain provisions that make more difficult the acquisition of control of New EXEL by means of a tender offer, open market purchase, a proxy fight or otherwise. These provisions include the discretion of the New EXEL Board to decline to register transfers, the 10% voting limitation, the classified New EXEL Board and the requirement for a special resolution to remove Directors without cause. Certain of these provisions are designed to encourage persons seeking to acquire control of New EXEL to negotiate with its directors. The New EXEL Board believes that, as a general rule, the interests of New EXEL's shareholders would be best served if any change in control results from negotiations with the directors. The directors would negotiate based upon careful consideration of the proposed terms, such as the price to be paid to shareholders, the form of consideration to be paid and the anticipated tax effects of the transaction. However, these provisions could have the effect of discouraging a prospective acquiror from making a tender offer or otherwise attempting to obtain control of New EXEL. To the extent these provisions discourage takeover attempts, they could deprive shareholders of opportunities to realize takeover premiums for their shares or could depress the market price of the shares.

    In addition to those provisions of the New EXEL Articles discussed above, set forth below is a description of other relevant provisions of the New EXEL Articles and a summary of the EXEL Rights Plan. The New EXEL Board plans to adopt a rights agreement for New EXEL similar to the EXEL Rights Plan. The descriptions are intended as a summary only and are qualified in their entirety by reference to the New EXEL Articles, which are attached hereto as Appendix G and incorporated herein by reference, and to the EXEL Rights Plan, which is incorporated by reference.

EXEL RIGHTS PLAN

    EXEL has amended the EXEL Rights Plan so that the Agreement and the transactions contemplated thereby will not cause the EXEL rights to separate from the EXEL Ordinary Shares. See "THE ARRANGEMENTS--Amendment to EXEL Rights Plan."

    The EXEL Rights Plan provided for the distribution of a dividend of one EXEL Right for each outstanding EXEL Ordinary Share. The EXEL Rights trade automatically with EXEL Ordinary Shares and become exercisable and will trade separately from the EXEL Ordinary Shares on the tenth day after public announcement, or notice to EXEL, that a person or group has acquired, or has the right to acquire, beneficial ownership of 20% or more of the EXEL Ordinary Shares (a "SUBSTANTIAL BLOCK"), or upon commencement or announcement, or notice to EXEL, of intent to make a tender offer for a Substantial Block, in either case, without the prior written consent of EXEL. When exercisable, each EXEL Right will entitle the holder to purchase one EXEL Ordinary Share at a purchase price of $250. In the event EXEL is acquired in a merger or other business combination transaction in which EXEL is not the surviving corporation or in which EXEL Ordinary Shares are exchanged or 50% or more of EXEL's assets or

                           Preliminary Proxy Material
earning power is sold, holders of EXEL Rights (other than the acquiring person or group) may purchase EXEL Ordinary Shares having a market value of twice the then-current exercise price of each EXEL Right. If EXEL is acquired by any person or group after the Rights become exercisable, each EXEL Right will entitle its holder to purchase stock of the acquiring company having a market value of twice the then-current exercise price of each EXEL Right at the exercise price. The EXEL Rights are designed to protect the interests of EXEL and EXEL Shareholders against coercive takeover tactics. The purpose of the EXEL Rights is to encourage potential acquirors to negotiate with the EXEL Board prior to attempting a takeover and to give the EXEL Board leverage in negotiating on behalf of all EXEL Shareholders the terms of any proposed takeover. The EXEL Rights may deter certain takeover proposals. The EXEL Rights, which can be redeemed by the EXEL Board in certain circumstances, expire by their terms on August 31, 2005. It is intended that New EXEL will adopt a rights plan similar to the EXEL Rights Plan.

AVAILABILITY OF SHARE CAPITAL FOR FUTURE ISSUANCES

    The availability for issue of New EXEL Shares by the directors of New EXEL without further action by shareholders (except as may be required by applicable stock exchange requirements) could be viewed as enabling the directors to make more difficult a change in control of New EXEL, including by issuing warrants or rights to acquire New EXEL Shares to discourage or defeat unsolicited stock accumulation programs and acquisition proposals and by issuing New EXEL Shares in a private placement or public offering to dilute or deter stock ownership of persons seeking to obtain control of New EXEL. New EXEL has no present plans to issue any New EXEL Shares other than pursuant to the Agreement, the Arrangements and its employee benefit plans.

                        COMPARISON OF SHAREHOLDER RIGHTS

GENERAL

    If the Arrangements are consummated, holders of EXEL Ordinary Shares and holders of Mid Ocean Shares will become holders of New EXEL Shares. While the rights of the holders of the former EXEL Ordinary Shares and Mid Ocean Shares will still be governed by the laws of the Cayman Islands, their rights as shareholders will also be governed by the New EXEL Memorandum and the New EXEL Articles. It is intended that the New EXEL Articles will be substantially similar to the EXEL Articles except as described below and except for provisions relating to the new class of New EXEL Non-Voting Shares. It is not practical to describe all of the differences between the Mid Ocean Articles and the New EXEL Articles. The following is a summary of the material differences between the rights of the shareholders of EXEL and Mid Ocean and the rights of shareholders of New EXEL. This summary is qualified in its entirety by reference to the full text of the New EXEL Memorandum and the New EXEL Articles, which are attached in full as Appendix G and incorporated herein by reference, and to the full texts of the EXEL Articles and the Mid Ocean Articles, and to applicable laws. For information as to how such documents may be obtained, see "AVAILABLE INFORMATION."

    The rights of holders of Mid Ocean Class A Shares, Mid Ocean Class B Shares and Mid Ocean Class C Shares are substantively identical, except that holders of Mid Ocean Class B Shares and Mid Ocean Class C Shares lack voting rights. Mid Ocean Class B Shares and Mid Ocean Class C Shares are convertible into Mid Ocean Class A Shares on a one-for-one basis. Similarly, the rights of holders of New EXEL Voting Stock (for which Mid Ocean Class A Shares will be exchanged) and New EXEL Non-Voting Stock (for which Mid Ocean Class B Shares and Mid Ocean Class C Shares will be exchanged) are substantively identical, except that holders of New EXEL Non-Voting Shares lack voting rights. New EXEL Non-Voting Shares may be exchanged for New EXEL Voting Shares on a one-for-one basis with the approval of the New EXEL Board or if such exchange is required to comply with certain statutory requirements applicable to the shareholder.

                           Preliminary Proxy Material

AUTHORIZED SHARE CAPITAL

    EXEL.  The authorized share capital of EXEL consists of 999,990,000 EXEL
Ordinary Shares of which       EXEL Ordinary Shares were outstanding as of
      , 1998.

    MID OCEAN. The authorized share capital of Mid Ocean consists of 200,000,000 Mid Ocean Shares of which [36,088,147] Mid Ocean Class A Shares, 1,190,292 Mid Ocean Class B Shares, and 1,860,000 Mid Ocean Class C Shares were
outstanding as of       , 1998.

    NEW EXEL. The authorized share capital of New EXEL consists of 999,990,000 New EXEL Shares and comprises initially the New EXEL Voting Shares and New EXEL Non-Voting Shares. At the Effective Time and based upon the number of EXEL Ordinary Shares and Mid Ocean Shares of each class currently outstanding, and without giving effect to the Cash Election, the issued share capital of New EXEL
would be       New EXEL Voting Shares and 3,115,873 New EXEL Non-Voting Shares.
The New EXEL Articles also authorize the Directors to establish classes of shares with such terms, rights and restrictions as they shall determine.

DIRECTORS

    EXEL AND NEW EXEL. The EXEL Articles provide that the number of members of the Board of Directors shall not be less than three, nor more than 24, with the actual number being determined by a resolution of the EXEL Board subject to the power of shareholders by ordinary resolution to increase or reduce the limits in the number of directors. The EXEL Board is divided into three classes as nearly equal in number as feasible. At each annual general meeting of shareholders, successors to the class of directors whose term has expired as of the annual meeting are elected to serve for a three-year term or until their successors are elected and qualified. Classification of directors has the effect of making it more difficult for shareholders to change the composition of the EXEL Board. At least two annual meetings, rather than one, will generally be required to effect a change in a majority of the EXEL Board. Unless otherwise fixed by the EXEL Board, one-third of the number of directors then in office constitutes a quorum for the transaction of business. The EXEL Articles provide that a vacancy among the directors may be filled until the next annual general meeting by the remaining directors in office, although less than a quorum, or by a sole remaining director. The term of a director appointed to fill a newly created directorship or other vacancy shall expire at the same time as the term of the other directors of the class from which the new directorship is created or in which the vacancy occurred. The New EXEL Articles also provide for a classified board of directors, as described above.

    MID OCEAN. The Mid Ocean Articles provide that the number of members of the Mid Ocean Board shall not be less than seven, nor more than 24, with the actual number being determined by the Mid Ocean Board, subject to the power of Mid Ocean by ordinary resolution to increase or reduce the limits in the number of directors. The Mid Ocean Board is divided into three classes with each class equal in number to the extent possible. At each annual general meeting, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a three-year term and until their successors are elected and qualified. Classification of directors has the effect of making it more difficult for Mid Ocean Shareholders to change the composition of the Mid Ocean Board. At least two annual meetings, rather than one, will generally be required to effect a change in a majority of the Mid Ocean Board. Unless fixed by the Mid Ocean Board, one-third of the number of directors then in office constitutes a quorum for the transaction of business. The Mid Ocean Articles provide that a vacancy among the directors may be filled by the Mid Ocean Board.

ELECTION AND REMOVAL OF DIRECTORS

    EXEL. The EXEL Articles provide that directors hold office until the annual general meeting of EXEL Shareholders for the year in which his or her term expires. Under the EXEL Articles, at any time

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                           Preliminary Proxy Material
the EXEL Shareholders may by ordinary resolution appoint any individual to be a director and may in like manner remove any director any may in like manner appoint another individual in such director's stead.

    MID OCEAN. The Mid Ocean Articles provide that directors hold office for the terms for which they are elected or appointed. If Mid Ocean Shareholders by ordinary resolution decrease the number of directors, this shall in no case shorten the term of an incumbent director.

    NEW EXEL. The New EXEL Articles provide that New EXEL shareholders may at any time by special resolution of the total voting power determined in accordance with the New EXEL Articles, including the 10% voting limitation, remove and replace any Director.

LIMITATION OF LIABILITY; INDEMNIFICATION OF DIRECTORS

    EXEL. The EXEL Articles include a provision permitting EXEL to indemnify its officers, directors, employees and agents, under certain circumstances and subject to certain provisos (as set forth therein) including a limitation in certain cases of their negligence or misconduct.

    MID OCEAN. The Mid Ocean Articles include a provision permitting Mid Ocean to indemnify its officers, directors, employees and agents, under certain circumstances and subject to certain provisos (as set forth therein).

    NEW EXEL. The New EXEL Articles include a provision exempting officers and directors of New EXEL from liability to New EXEL in respect of the execution of the duties of their respective offices and in certain other circumstances, except as a result of their wilful neglect or default. The New EXEL Articles also permit New EXEL to indemnify its officers, directors, employees and agents against certain liabilities and subject to certain limits, including a limitation in certain cases of their wilful neglect or default.

DIVIDENDS

    EXEL. The EXEL Articles provide that dividends shall be payable only out of the profits of EXEL, realized or unrealized.

    MID OCEAN.  The Mid Ocean Articles provide that dividends may be paid.

    NEW EXEL. The New EXEL Articles permit the Directors to declare dividends out of profits or out of monies otherwise available for dividends in accordance with the Companies Law.

AMENDMENT OF CHARTER DOCUMENTS

    EXEL AND NEW EXEL. The EXEL Articles may, subject to the Companies Law, be amended or altered by a special resolution of EXEL Shareholders. Under the Companies Law, a special resolution requires an affirmative vote of a majority of not less than 66 2/3% of those EXEL Shareholders entitled to vote and voting in person or by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly given.

    MID OCEAN. The Mid Ocean Articles may, subject to law, be amended or altered by a special resolution of Mid Ocean Shareholders. A special resolution requires an affirmative vote of a majority of not less than two-thirds of Mid Ocean Shareholders entitled to vote and voting, either by a proxy or in person, at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly given.

                           Preliminary Proxy Material

MEETINGS OF SHAREHOLDERS

    EXEL. The EXEL Articles provide that annual general meetings shall be held in each year of its existence at such place and on such date and at such time as shall be designated from time to time by the EXEL Board. Extraordinary general meetings of EXEL Shareholders may be called by the EXEL Board or on the requisition in writing of EXEL Shareholders holding at least 10% of EXEL's issued share capital and carrying the right to vote at general meetings of EXEL.

    MID OCEAN. The Mid Ocean Articles provide that annual meetings shall be held in each year of its existence at such time and place as may be designated from time to time by the Mid Ocean Board. Extraordinary general meetings of Mid Ocean Shareholders may be called by the Mid Ocean Board or at the request in writing of Mid Ocean Shareholders holding at least 10% of the voting power of the issued Mid Ocean Shares entitled to vote at general meetings of Mid Ocean.

    NEW EXEL. Extraordinary general meetings of shareholders of New EXEL may be called by the New EXEL Board and shall be called by the New EXEL Board on the requisition in writing of shareholders of New EXEL holding at least 15% of New EXEL's issued share capital carrying the right to vote at general meetings of New EXEL.

                               CERTAIN LITIGATION

    EXEL, Mid Ocean and the directors of Mid Ocean have been named as defendants in a purported class action lawsuit (the "SHAREHOLDER ACTION") filed in connection with the proposed Arrangements in the Supreme Court, County of New York, State of New York. HARBOR FINANCE PARTNERS V. NEWHOUSE, et al., C.A. No.
  . The Shareholder Action alleges that the defendants breached their fiduciary duties to the Mid Ocean Shareholders by failing to exercise independent business judgment (due to their alleged conflict of interest) and by agreeing to sell Mid Ocean at an unfair and inadequate price. The Shareholder Action is brought on behalf of a purported class of persons consisting of Mid Ocean Shareholders other than the defendants. As relief, the Shareholder Action seeks, among other things, an order enjoining consummation of the Arrangements, or, in the event the Arrangements are consummated, rescission of the Arrangements, and an award of compensatory damages in an unspecified amount, as well as costs including fees for plaintiff's counsel and experts' fees and expenses. The time for defendants to move or answer has not yet elapsed. The defendants believe, on the advice of counsel, that the complaints in the Shareholder Action are without merit.

                                 LEGAL OPINION

    Certain legal matters in connection with the Arrangements will be passed upon by Hunter & Hunter, special Cayman Islands counsel to EXEL and New EXEL. As of the date of this Joint Proxy Statement, partners of Hunter & Hunter
beneficially owned or had rights to acquire     EXEL Ordinary Shares and no New
EXEL Shares.

                                    EXPERTS

    The consolidated balance sheets as of November 30, 1997 and 1996 and the consolidated statements of income, retained earnings and cash flows for each of the three years in the period ended November 30, 1997 of EXEL incorporated in this Joint Proxy Statement by reference have been so incorporated in reliance on the report of Coopers & Lybrand, independent accountants, given on the authority of said firm as experts in accounting and auditing.

    The consolidated financial statements of Mid Ocean incorporated in this Joint Proxy Statement by reference to the Mid Ocean Annual Report on Form 10-K for the year ended October 31, 1997, have been audited by KPMG Peat Marwick, independent certified public accountants, as indicated in their reports

                           Preliminary Proxy Material
with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

    Representatives of Coopers & Lybrand are expected to be present at the EXEL Class Meeting, and representatives of KPMG Peat Marwick are expected to be present at the Mid Ocean Class Meetings. In each case, such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

    EXEL Shareholders may submit proposals to be considered for shareholder action at the 1999 Annual General Meeting of Shareholders of New EXEL if they do so in accordance with applicable regulations of the Commission. Any such proposals must be submitted to the Corporate Secretary of EXEL no later than
      , in order to be considered for inclusion in the EXEL 1999 proxy materials.

    Mid Ocean will hold a 1999 Annual General Meeting of Mid Ocean Shareholders only if the Arrangements are not consummated before the time of such meeting. In the event that such a meeting is held, any proposals of Mid Ocean Shareholders intended to be presented at the 1999 Annual General Meeting must have been
received by the Secretary of Mid Ocean no later than       in order to be
considered for inclusion in the Mid Ocean 1999 proxy materials.

                                 OTHER MATTERS

    As of the date of this Joint Proxy Statement, the Mid Ocean Board and the EXEL Board know of no matters that will be presented for consideration at the Class Meetings other than as described in this Joint Proxy Statement. If any other matters shall properly come before either of the companies' Class Meetings or any adjournments or postponements thereof and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the respective managements of Mid Ocean and EXEL.

                           Preliminary Proxy Material

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

    The following unaudited pro forma condensed consolidated financial information combines the historical balance sheets and statements of income of EXEL and Mid Ocean as at the dates indicated, including their respective subsidiaries, after giving effect to the Arrangements. The unaudited pro forma condensed consolidated balance sheet as at February 28, 1998 gives effect to the Arrangements as if they had occurred on that date. The unaudited pro forma condensed consolidated statements of income for the year ended November 30, 1997 and the three month period ended February 28, 1998, respectively, give effect to the Arrangements as if they had occurred on December 1, 1996. The unaudited pro forma condensed consolidated financial information does not purport to represent the financial position or operating results that would have been achieved had the Arrangements been consummated on those dates and should not be construed as projecting the future financial position or operating results of the combined entity. The following pro forma financial information does not reflect any projected revenue increases or cost savings. The pro forma adjustments are applied to the historical financial statements to account for, among other things, the Arrangements as a purchase as defined under GAAP whereby the total purchase cost has been allocated to the assets and liabilities of Mid Ocean based on their fair values. Allocations are subject to the valuation as of the date of acquisition based on appraisals and other studies that are not yet completed. Accordingly, the final allocations will be different from the amounts reflected herein. Although the final allocations will differ, the unaudited pro forma combined condensed financial statements and the pro forma adjustments reflect management's best estimates, and are based upon available information and certain assumptions that EXEL and Mid Ocean currently believe are reasonable in the circumstances.

    The unaudited pro forma combined condensed financial statements should be read in conjunction with the accompanying notes, the historical consolidated financial statements of EXEL as of and for the year ended November 30, 1997 and as of and for the three month period ended February 28, 1998, and the historical financial statements of Mid Ocean as of and for the year ended October 31, 1997 and as of and for the three-month period ended January 31, 1998, in each case incorporated by reference in this Joint Proxy Statement.

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                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

                                                                     AS OF FEBRUARY 28, 1998(2)
                                                --------------------------------------------------------------------
                                                                   (IN THOUSANDS OF U.S. DOLLARS)

                                                                                                         PRO FORMA
                                                                                                       COMBINED FOR
                                                                             PRO FORMA                   MID OCEAN
                                                    EXEL       MID OCEAN    ADJUSTMENTS    NOTES(4)     ACQUISITION
                                                --------------------------------------------------------------------

Total investments and cash....................  $  4,803,843   $1,711,746   $     16,000         (i)    $ 6,531,589

Unquoted investments..........................        31,445       10,201          3,200         (a)         44,846

Investments in affiliates.....................       540,625            0       (366,976)        (b)        173,649

Insurance and reinsurance balances receivable
  (including reinsurance recoveries)..........       509,505      453,670         (7,965)        (c)        955,210

Prepaid reinsurance...........................       117,246       13,712         (2,342)        (c)        128,616

                                                                               1,295,172         (g)
Goodwill......................................       265,731      110,631       (110,631)        (d)      1,560,903

Other assets..................................       121,259      150,125            (34)        (c)        271,350
                                                ------------  ------------  ------------               -------------

Total assets..................................     6,389,654    2,450,085        826,424                  9,666,163
                                                ------------  ------------  ------------               -------------
                                                ------------  ------------  ------------               -------------

Unpaid losses and loss expenses...............     2,409,255      505,396          1,197         (c)      2,915,848

Unearned premiums.............................       652,489      446,772         (1,992)        (c)      1,097,269

                                                                                  (9,546)        (c)
Other liabilities and minority interest.......       665,854       87,385         36,650         (e)        780,343
                                                ------------  ------------  ------------               -------------

Total liabilities.............................     3,727,598    1,039,553         26,309                  4,793,460
                                                ------------  ------------  ------------               -------------

Total shareholders' equity

Share capital and additional paid in                                           2,210,647         (g)
  capital.....................................       299,499      753,781       (753,781)        (f)      2,510,146

Retained earnings.............................     2,132,700      642,295       (642,295)        (f)      2,132,700

Other shareholders' equity components.........       229,857       14,456        (14,456)        (f)        229,857
                                                ------------  ------------  ------------               -------------

Total shareholders' equity....................     2,662,056    1,410,532        800,115                  4,872,703
                                                ------------  ------------  ------------               -------------

Total liabilities and shareholders' equity....     6,389,654    2,450,085        826,424                  9,666,163
                                                ------------  ------------  ------------               -------------
                                                ------------  ------------  ------------               -------------

   This unaudited condensed pro forma financial information should be read in conjunction with the following explanatory notes.

                           Preliminary Proxy Material

             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                                  THREE MONTHS ENDED FEBRUARY 28, 1998
                                                    -----------------------------------------------------------------
                                                                     (IN THOUSANDS OF U.S. DOLLARS)
                                                                                                          PRO FORMA
                                                                                                        COMBINED FOR
                                                                               PRO FORMA                  MID OCEAN
                                                       EXEL      MID OCEAN    ADJUSTMENTS     NOTES      ACQUISITION
                                                    -----------------------------------------------------------------

Net premiums earned...............................  $  139,882   $  122,981    $     (66)         (c)    $   262,797

Net investment income.............................      57,528       26,383            0                      83,911

Net realized gains on investments.................      62,951       14,280            0                      77,231

Equity in net income of affiliates................      15,207            0      (15,758)         (b)           (551)

Other income......................................           0        2,808            0                       2,808
                                                    ----------  ------------  -----------               -------------

Total revenues....................................     275,568      166,452      (15,824)                    426,196
                                                    ----------  ------------  -----------               -------------

Losses and loss expenses..........................      81,772       62,285          248          (c)        144,305

Acquisition costs and administrative expenses.....      31,479       35,968          (68)         (c)         67,379

Interest expense..................................       1,788            0            0                       1,788

Amortization of intangible assets.................       3,338        1,873        8,093          (h)         11,431
                                                                                  (1,873)         (d)
                                                    ----------  ------------  -----------               -------------
Total expenses....................................     118,377      100,126        6,400                     224,903
                                                    ----------  ------------  -----------               -------------

Income before minority interest and income tax         157,191       66,326      (22,224)                    201,293
  expense.........................................

Minority interest and income tax..................       1,781        2,605            0                       4,386
                                                    ----------  ------------  -----------               -------------

Net income........................................  $  155,410   $   63,721    $ (22,224)                $   196,907
                                                    ----------  ------------  -----------               -------------
                                                    ----------  ------------  -----------               -------------

Net income per share data
Basic.............................................  $     1.84                                           $      1.71
Diluted...........................................  $     1.81                                           $      1.69

Weighted average shares outstanding (000's)
Basic.............................................      84,544                                               115,062
Diluted...........................................      86,004                                               116,705

Operating net income..............................  $   92,459   $   49,441    $ (22,224)                $   119,676
                                                    ----------  ------------  -----------               -------------
                                                    ----------  ------------  -----------               -------------

Operating net income per share:

Basic.............................................  $     1.09                                           $      1.04

Diluted...........................................  $     1.07                                           $      1.03

                           Preliminary Proxy Material

   This unaudited condensed pro forma financial information should be read in conjunction with the following explanatory notes.

                           Preliminary Proxy Material

             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

                           (in thousands of U.S. dollars)

                                                          YEAR ENDED NOVEMBER 30, 1997
                                          -------------------------------------------------------------
                                                         (IN THOUSANDS OF U.S. DOLLARS)
                                                                                             PRO FORMA
                                                                                             COMBINED
                                                                                                FOR
                                                                                             MID OCEAN
                                            EXEL      MID OCEAN   ADJUSTMENTS     NOTES     ACQUISITION
                                          -------------------------------------------------------------

Net premiums earned.....................  $ 540,653   $ 486,741    $   5,727          (c)    $1,033,121

Net investment income...................    216,552     103,429            0                   319,981

Net realized gains on investments.......    335,939       9,603            0                   345,542

Equity in net income of affiliates......     65,882           0      (62,134)         (b)        3,748

Other income............................          0      19,598            0                    19,598
                                          ---------  -----------  -----------               -----------

Total revenues..........................  1,159,026     619,371      (56,407)                1,721,990
                                          ---------  -----------  -----------               -----------

Losses and loss expenses................    365,325     216,171        5,918          (c)      587,414

Acquisition costs and administrative
  expenses..............................     98,665     141,970         (794)         (c)      239,841

Interest expense........................      7,176           0            0                     7,176

                                                                      32,379          (h)
Amortization of intangible assets.......      5,844       2,777       (2,777)         (d)       38,223
                                          ---------  -----------  -----------               -----------

Total expenses..........................    477,010     360,918       34,726                   872,654
                                          ---------  -----------  -----------               -----------

Income before minority interest and
  income tax expense....................    682,016     258,453      (91,133)                  849,336

Minority interest and income tax........      5,055      13,445            0                    18,500
                                          ---------  -----------  -----------               -----------

Net income..............................  $ 676,961   $ 245,008    $ (91,133)                $ 830,776
                                          ---------  -----------  -----------               -----------
                                          ---------  -----------  -----------               -----------

Net income per share data:

Basic...................................  $    7.95                                          $    7.18

Diluted.................................  $    7.84                                          $    7.10

Weighted average shares outstanding
  (000's)

Basic...................................     85,120                                            115,638

Diluted.................................     86,296                                            116,934

Operating net income....................  $ 341,022   $ 235,405    $ (91,333)                $ 485,094
                                          ---------  -----------  -----------               -----------
                                          ---------  -----------  -----------               -----------

Operating net income per share:

Basic...................................  $    4.01                                          $    4.20

Diluted.................................  $    3.95                                          $    4.15

                           Preliminary Proxy Material

   This unaudited condensed pro forma financial information should be read in conjunction with the following explanatory notes.

                           Preliminary Proxy Material

   NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

1. BASIS OF PRESENTATION

    On March 16, 1998, the proposed combination of EXEL and Mid Ocean was announced and it is expected to be consummated during July 1998. New EXEL will be the holding company for the new organization, and the reinsurance operations of both companies in Bermuda will be combined. The new combined organization will have assets in excess of $9 billion. The transaction, detailed in the Joint Proxy Statement, will result in New EXEL issuing 1.0215 shares for each Mid Ocean Share (other than Mid Ocean Shares held by EXEL and its subsidiaries), subject to the Cash Election rights of the two companies' shareholders described therein. Prior to this transaction, EXEL owned approximately 25% of Mid Ocean Class A Shares.

2. ACCOUNTING FOR THE ARRANGEMENTS

    (a) The combination of EXEL and Mid Ocean is being accounted for under the GAAP purchase accounting rules, whereby the total purchase cost will be allocated to the assets and liabilities acquired based on their relative fair values at the date of acquisition, and the excess of that total purchase cost over the fair values will be recorded as goodwill. The fair values to be ascribed to the individual assets and liabilities acquired will be the subject of management studies and appraisals that are not yet completed. Accordingly, the final allocation of the purchase price to the individual assets and liabilities will differ from the amounts estimated herein. However, the pro forma financial statements represent management's best estimate based on currently available information, and the differences are not expected to be material.

    (b) The historical components of Mid Ocean's shareholders' equity, including retained earnings, have been eliminated in accordance with purchase accounting practices.

    (c) The pro forma balance sheet also reflects the issue of EXEL Ordinary Shares in exchange for Mid Ocean Shares, resulting in additions to share capital and additional paid-in capital. These EXEL Ordinary Shares have been included in the calculation of pro forma EPS.

    (d) Included in the pro forma income statements above for the year ended November 30, 1997 and the three months ended February 28, 1998 is the financial information of Mid Ocean that is for the year ended October 31, 1997 and the three months to January 31, 1998 respectively. No adjustments have been made to take account of these differing period ends as, in the opinion of management, any such adjustments would not be material.

3. ALLOCATION OF THE PURCHASE CONSIDERATION

The allocation of the purchase price is as follows:
Book value of net assets based upon historical Mid Ocean
  information....................................................  $1,410,532
Increase in fair value of unquoted investments...................       3,200
Increase in cash and investments following exercise of options...      16,000
Elimination of goodwill carried by Mid Ocean.....................    (110,631)
                                                                   ----------
Fair value of assets.............................................   1,391,101
                                                                   ----------

Fair value of share of net assets acquired by EXEL...............     952,125
Liability established under employment and severance
  agreements.....................................................     (10,000)
Goodwill relating to the acquisition.............................   1,295,172
                                                                   ----------
                                                                    2,237,297
                                                                   ----------
The consideration for the Arrangements is as follows:
Issue of New EXEL Shares.........................................   2,210,647
Issue of New EXEL fully vested options...........................      14,800
Costs of acquisition.............................................      11,850
                                                                   ----------

                           Preliminary Proxy Material

                                                                    2,237,297
                                                                   ----------

4. PRO FORMA ADJUSTMENTS

    The following adjustments have been made to present the financial information for the combined entities on a pro forma basis:

        (a) Restatement of the unquoted investments of Mid Ocean to estimated fair value.

        (b) Elimination of the equity investment by EXEL in Mid Ocean prior to this transaction.

        (c) Elimination of common reinsurance arrangements between EXEL and Mid Ocean.

        (d) The elimination of goodwill previously carried by Mid Ocean relating to the 1996 and 1997 acquisition of Brockbank.

        (e) Recording of the liability for costs of certain executives and employees of Mid Ocean arising on the change in control of the company ($10 million), and the liability for legal and accounting costs relating to the acquisition ($11.85 million).

        (f) Elimination of the shareholders' equity of Mid Ocean as at assumed date of acquisition.

        (g) The issue of New EXEL Shares at a cost of $2.2 billion and the recognition of the goodwill on acquisition, being the excess of the purchase price paid by EXEL over the fair value of the assets of Mid Ocean.

        (h) Amortization of goodwill arising on the acquisition on a straight-line basis over 40 years.

        (i) Receipt of assumed option proceeds resulting from the exercise of options which were subject to accelerated vesting on the change in control (see note 6).

5. FUTURE COST SAVINGS AND NON-RECURRING COSTS

    New EXEL anticipates realizing future cost savings relating to the elimination of duplicate facilities and corporate overheads. These anticipated cost savings have not been reflected in the unaudited pro forma financial information as there can be no assurance that they will be realized in the expected amounts or in the time frames anticipated by management. Similarly, anticipated non-recurring exit costs incurred relating to duplicate business areas have not been reflected in the pro forma statement of income.

6. SHARE OPTIONS OF MID OCEAN

    Mid Ocean's 1993 Long-Term Incentive and Share Award Plan and certain employment agreements of Mid Ocean provide that (unless otherwise agreed by the employee) all grants of restricted shares and options vest immediately upon a Change of Control (as defined therein), rather than over the original vesting period defined when the options were granted. All outstanding Mid Ocean Options shall be replaced at the time of the consummation of the Arrangements by fully vested and exercisable (unless otherwise agreed by the holders thereof) options to acquire New EXEL Shares, with appropriate adjustments to reflect the Exchange Ratio. Each Mid Ocean Share purchased through the exercise of a Mid Ocean option prior to the consummation of the Arrangements shall be converted to 1.0215 New EXEL Shares, as provided in the Agreement. For the purpose of these unaudited pro forma combined condensed financial statements, management have made their best estimate with regard to the options that will be exercised prior to transfer, at an average exercise price of $35 per share. The resulting consideration of $16 million has been assumed held as a cash deposit for the purposes of these pro formas.

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    Remaining vested options which have not been exercised will be converted into vested options of New EXEL. The estimated fair value of those options of $14.8 million has been accounted for as part of the purchase consideration.

7. CASH ELECTION

    EXEL Shareholders and Mid Ocean Shareholders will have the opportunity to make a Cash Election, whereby their entitlement to New EXEL Shares will be satisfied by the payment to them of cash rather than by the issue of New EXEL Shares, up to an aggregate of $300 million. This opportunity will be available to all Mid Ocean Shareholders and all EXEL Shareholders as described more fully herein. See "THE ARRANGEMENTS--Exchange of Shares." At this time, it is unknown how many shareholders will subscribe to this Cash Election, and it is similarly unknown what the average share buy-back price will be at that time. Due to this uncertainty, for the purpose of the pro forma financial information presented above, management has assumed that no shareholders will make the Cash Election. If the Cash Election were to be fully subscribed at an assumed share buy-back price of $75, the adjusted pro forma income and earnings per share for the periods indicated would be as follows (in thousands, except for earnings per share data):

                                                                              THREE MONTHS TO
                                                                                FEBRUARY 28,         YEAR TO
                                                                                    1998        NOVEMBER 30, 1997
                                                                              ----------------  -----------------
Net income..................................................................     $  192,519        $   813,224
Net income per share-basic..................................................     $     1.73        $      7.28
Net income per share-diluted................................................     $     1.71        $      7.20

    Net income has been adjusted by the assumed interest cost of the $300 million applied to the Cash Election, and the weighted average number of shares takes account of the fact that 4 million shares would have been repurchased at the assumed share buy-back price.

8. SEVERANCE PAYMENTS

    Included in the $10 million liability relating to executives and employees of Mid Ocean as described in note 4(e) are amounts of $3,537,000 and $1,400,000 representing severance payments to Messrs. Newhouse and Butt.

9. OPERATING NET INCOME PER SHARE

    Operating net income represents net income, excluding any realized investment gains or losses. Operating net income per share is calculated by dividing operating net income by the weighted average number of shares outstanding. This statistical measure is not contemplated by SFAS 128, but EXEL and Mid Ocean believe that such measure is regarded by analysts in the insurance industry as a key measure of performance.

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                                                                      APPENDIX A

                      AGREEMENT AND SCHEMES OF ARRANGEMENT
                                     AMONG
                                 EXEL LIMITED,
                            EXEL MERGER COMPANY LTD.
                                      AND
                               MID OCEAN LIMITED
                                 MARCH 16, 1998
                              AMENDED AND RESTATED
                                 APRIL 28, 1998

                           Preliminary Proxy Material

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                            ---------

ARTICLE ONE               CERTAIN DEFINITIONS.............................................................        A-1

  Section 1.1.              Certain Definitions...........................................................        A-1

ARTICLE TWO                 THE SCHEMES...................................................................        A-3

  Section 2.1.              The Schemes...................................................................        A-3

  Section 2.2.              Application to the Court; Effective Time of the Schemes; Closing..............        A-4

  Section 2.3.              Effects of the Schemes........................................................        A-4

  Section 2.4.              Articles of Association.......................................................        A-5

  Section 2.5.              Boards of Directors and Officers..............................................        A-5

  Section 2.6.              Terms of the Parent Scheme: Exchange of Parent Shares.........................        A-6

  Section 2.7.              Terms of the Company Scheme: Exchange of Shares...............................        A-6

  Section 2.8.              Terms of the Schemes: Surrender and Payment...................................        A-6

  Section 2.9.              Voting........................................................................        A-6

  Section 2.10.             Structural Modification.......................................................        A-6

  Section 2.11.             Optional Cash Election........................................................        A-6

ARTICLE THREE             REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................................        A-9

  Section 3.1.              Corporation; Organization.....................................................        A-9

  Section 3.2.              Authority; Approval and Fairness..............................................        A-9

  Section 3.3.              Capital Structure.............................................................       A-10

  Section 3.4.              Financial Statements..........................................................       A-11

  Section 3.5.              Absence of Certain Changes....................................................       A-11

  Section 3.6.              Certain Fees..................................................................       A-11

  Section 3.7.              No Defaults...................................................................       A-11

  Section 3.8.              Consents......................................................................       A-12

  Section 3.9.              Compliance with Applicable Law................................................       A-12

  Section 3.10.             Information Supplied..........................................................       A-12

  Section 3.11.             Material Contracts............................................................       A-13

  Section 3.12.             Taxes.........................................................................       A-13

  Section 3.13.             Litigation....................................................................       A-14

  Section 3.14.             U.S. Assets...................................................................       A-14

  Section 3.15.             Employees.....................................................................       A-14

  Section 3.16.             Takeover Statutes.............................................................       A-15

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
                                                                                                              PAGE
                                                                                                            ---------
  Section 3.17.             Opinion of Financial Advisor..................................................       A-15

  Section 3.18.             Rights Agreement..............................................................       A-15

  Section 3.19.             Insurance Matters.............................................................       A-15

  Section 3.20.             Liabilities and Reserves......................................................       A-15

  Section 3.21.             Investment Company............................................................       A-16

ARTICLE FOUR              REPRESENTATIONS AND WARRANTIES OF PARENT........................................       A-16

  Section 4.1.              Corporation; Organization.....................................................       A-16

  Section 4.2.              Authority; Approval and Fairness..............................................       A-16

  Section 4.3.              Capital Structure.............................................................       A-17

  Section 4.4.              Financial Statements..........................................................       A-18

  Section 4.5.              Absence of Certain Changes....................................................       A-18

  Section 4.6.              Certain Fees..................................................................       A-18

  Section 4.7.              No Defaults...................................................................       A-18

  Section 4.8.              Consents......................................................................       A-19

  Section 4.9.              Compliance with Applicable Law................................................       A-19

  Section 4.10.             Information Supplied..........................................................       A-19

  Section 4.11.             Material Contracts............................................................       A-19

  Section 4.12.             Taxes.........................................................................       A-20

  Section 4.13.             Litigation....................................................................       A-21

  Section 4.14.             U.S. Assets...................................................................       A-21

  Section 4.15.             Employees.....................................................................       A-21

  Section 4.16.             Takeover Statutes.............................................................       A-21

  Section 4.17.             Opinion of Financial Advisor..................................................       A-21

  Section 4.18.             Rights Agreement..............................................................       A-22

  Section 4.19.             Insurance Matters.............................................................       A-22

  Section 4.20.             Liabilities and Reserves......................................................       A-22

  Section 4.21.             Investment Company............................................................       A-22

ARTICLE FIVE              COVENANTS.......................................................................       A-23

  Section 5.1.              Conduct of Business of the Company............................................       A-23

  Section 5.2.              Conduct of Business of Parent.................................................       A-24

  Section 5.3.              Acquisition Proposals.........................................................       A-25

  Section 5.4.              Access to Information.........................................................       A-25

  Section 5.5.              S-4; Regulatory Matters.......................................................       A-25

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
                                                                                                              PAGE
                                                                                                            ---------
  Section 5.6.              Public Announcements..........................................................       A-26

  Section 5.7.              Supplemental Information......................................................       A-26

  Section 5.8.              Shareholders' Meetings........................................................       A-26

  Section 5.9.              Company Options and Parent Options............................................       A-26

  Section 5.10.             Takeover Laws.................................................................       A-27

  Section 5.11.             Affiliates....................................................................       A-28

  Section 5.12.             Stock Exchange Listing........................................................       A-28

  Section 5.13.             Indemnification...............................................................       A-28

  Section 5.14.             Reasonable Best Efforts.......................................................       A-29

  Section 5.15.             Post-Closing Matters..........................................................       A-29

  Section 5.16.             Employee Benefit Plans; Existing Agreements...................................       A-29

ARTICLE SIX               CONDITIONS TO THE SCHEMES.......................................................       A-30

  Section 6.1.              Conditions to Each Party's Obligation to Effect the Schemes...................       A-30

  Section 6.2.              Additional Conditions to the Company's Obligation to Effect the Schemes.......       A-31

  Section 6.3.              Additional Conditions to Parent's Obligation to Effect the Schemes............       A-31

ARTICLE SEVEN             TERMINATION AND ABANDONMENT.....................................................       A-32

  Section 7.1.              Termination by the Company for Breach.........................................       A-32

  Section 7.2.              Termination by Parent for Breach..............................................       A-32

  Section 7.3.              Termination by the Company or Parent..........................................       A-32

  Section 7.4.              Procedure and Effect of Termination...........................................       A-33

ARTICLE EIGHT             MISCELLANEOUS PROVISIONS........................................................       A-33

  Section 8.1.              Non-Survival of Representations, Warranties, Covenants and Agreements.........       A-33

  Section 8.2.              Amendment and Modification....................................................       A-34

  Section 8.3.              Waiver of Compliance; Consents................................................       A-34

  Section 8.4.              Severability and Validity.....................................................       A-34

  Section 8.5.              Expenses and Obligations......................................................       A-34

  Section 8.6.              Parties in Interest...........................................................       A-34

  Section 8.7.              Additional Agreements.........................................................       A-34

  Section 8.8.              Notices.......................................................................       A-34

  Section 8.9.              Governing Law; Submission to Jurisdiction.....................................       A-35

  Section 8.10.             Counterparts..................................................................       A-36

  Section 8.11.             Headings......................................................................       A-36

  Section 8.12.             Entire Agreement; Assignment..................................................       A-36

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                      AGREEMENT AND SCHEMES OF ARRANGEMENT

    This Agreement and Schemes of Arrangement, dated March 16, 1998, as amended and restated April 28, 1998 (this "AGREEMENT"), by and among EXEL Limited, a limited liability company organized and incorporated under the laws of the Cayman Islands ("PARENT"), Exel Merger Company Ltd., a limited liability company organized and incorporated under the laws of the Cayman Islands ("NEW PARENT"), and Mid Ocean Limited, a limited liability company organized and incorporated under the laws of the Cayman Islands (the "COMPANY").

    Whereas, the respective Boards of Directors of the Company, Parent and New Parent deem it advisable and in the best interests of their respective shareholders that each of the Company and Parent become subsidiaries of New Parent pursuant to the Scheme of Arrangement between Parent and its shareholders (the "PARENT SCHEME") and the Scheme of Arrangement between the Company and certain of its shareholders (the "COMPANY SCHEME," and together with the Parent Scheme, the "SCHEMES") as provided for herein;

    Whereas, as a condition and inducement to Parent entering into this Agreement and incurring the obligations set forth herein, concurrently with the execution and delivery of this Agreement, Parent is entering into a support agreement with JP Morgan Capital Corporation ("JPM"), pursuant to which, among other things, such shareholder has agreed to vote the Shares (as defined herein) then owned by such shareholder in favor of the Schemes provided for herein;

    Whereas, as a condition and inducement to Parent entering into this Agreement and incurring the obligations set forth herein, concurrently with the execution and delivery of this Agreement, New Parent and/or the Company are entering into amendments to the employment agreements between the Company and Henry C.V. Keeling and Mark E. Brockbank, and new consulting agreements with Robert J. Newhouse, Jr. and Michael A. Butt, all such agreements to become effective as of the Effective Time (as defined herein);

    Whereas, the parties intend that each of the Schemes shall qualify as tax-free under the United States Internal Revenue Code of 1986, as amended (the "CODE").

    Now, therefore, in consideration of the promises and of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

                                  ARTICLE ONE
                              CERTAIN DEFINITIONS

    Section 1.1. CERTAIN DEFINITIONS. Certain capitalized terms used in this Agreement shall have the meaning set forth below:

    (a) "AFFILIATE" of a party means any Person or entity controlling, controlled by, or under common control with such party. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

    (b) "BUSINESS DAY" means any day other than a Saturday, a Sunday, or a bank holiday in Bermuda, the Cayman Islands or in the State of New York in the United States of America.

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                           Preliminary Proxy Material

    (c) "CLASS A ORDINARY SHARES" means the Class A Ordinary Shares, par value $.20 per share, of the Company.

    (d) "CLASS B ORDINARY SHARES" means the Class B Ordinary Shares, par value $.20 per share, of the Company.

    (e) "CLASS C ORDINARY SHARES" means the Class C Ordinary Shares, par value $.20 per share, of the Company.

    (f) "COMPANY DISCLOSURE LETTER" means the letter, dated as of March 16, 1998, from the Company to Parent regarding certain matters related to this Agreement.

    (g) "CONFIDENTIALITY LETTER" means that certain letter between Parent and the Company, dated March 7, 1998.

    (h) "$" means United States dollars.

    (i) "EMPLOYEE BENEFIT PLAN" of a Person means each benefit plan maintained or contributed to by such Person or with respect to which such Person may reasonably be expected to have any liability, which provides (or is intended to provide) benefits to the current or former directors or employees of such Person (or other service providers to such Person), including, without limitation, each pension, retirement or deferred compensation plan, incentive compensation plan, share plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance, medical or hospitalization program, sickness, accident, disability or death benefit program or any other fringe benefit arrangement.

    (j) "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

    (k) "GAAP" means generally accepted accounting principles as in effect in the United States of America (as such principles may change from time to time).

    (l) "GOVERNMENTAL AUTHORITY" means any governmental, quasi-governmental, judicial, or regulatory agency or entity or subdivision thereof with jurisdiction over the Company, Parent, New Parent or any of their respective Subsidiaries or any of the transactions contemplated by this Agreement (including, without limitation, the Corporation of Lloyd's).

    (m) "LIEN" means any mortgage, lien, security interest, pledge, lease or other charge or encumbrance of any kind, including, without limitation, the lien or retained security title of a purchase money creditor or conditional vendor, and any easement, right of way or other encumbrance on title to real property, and any agreement to give any of the foregoing.

    (n) "MATERIAL ADVERSE EFFECT" means, with respect to the Company or Parent (as the case may be), any change, event, condition or development that is materially adverse to the business, assets, liabilities, results of operations, properties, financial or operating condition of such party and its Subsidiaries, taken as a whole (without giving effect to the consequences of the transactions contemplated by this Agreement), except for any such change, event, condition or development resulting from or arising in connection with (i) changes applicable to participants in the businesses of the Company or Parent (as the case may be) generally or (ii) changes in economic, regulatory or political conditions generally.

    (o) "NYSE" means The New York Stock Exchange, Inc.

    (p) "PARENT DISCLOSURE LETTER" means the letter, dated as of March 16, 1998, from Parent to the Company regarding certain matters related to this Agreement.

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                           Preliminary Proxy Material

    (q) "PERMITTED LIENS" means (i) Liens for Taxes or other assessments or charges of Governmental Authorities that are not yet delinquent or that are being contested in good faith by appropriate proceedings, in each case, with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP; (ii) statutory Liens of landlords and mortgagees of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law and created in the ordinary course of business for amounts not yet more than 30 days overdue or which are being contested in good faith by appropriate proceedings, in each case, with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP; (iii) leases or subleases, easements, rights-of-way, covenants, consents and Liens which do not interfere materially with the ordinary conduct of the business of the Company or detract materially from the value of the property to which they attach or materially impair the use thereof to the Company; and (iv) Liens granted by the Company to lenders pursuant to credit agreements in existence on the date hereof.

    (r) "PERSON" means an individual, company, limited liability company, partnership, association, trust, unincorporated organization or other entity.

    (s) "SEC" means the United States Securities and Exchange Commission.

    (t) "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

    (u) "SHARES" means the Class A Ordinary Shares, the Class B Ordinary Shares and the Class C Ordinary Shares.

    (v) "SUBSIDIARY" shall mean, with respect to a specified Person, each company, partnership or other entity in which the specified Person owns or controls, directly or indirectly through one or more intermediaries, 50% or more of the shares or other interests having general voting power in the election of directors or Persons performing similar functions or rights to 50% or more of any distributions.

    (w) "TAX" or "TAXES" shall mean any Bermuda or United States federal, state, local, foreign or other income, share capital, employees' income withholding, foreign Person withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer or other tax, including any interest, penalties or other additions to tax in respect to the foregoing, whether disputed or not.

    (x) "TOTAL VOTING POWER" means, at any date, the total number of votes that may be cast in the election of directors of the Company at any meeting of shareholders of the Company held on such date assuming all Voting Shares were present and voted at such meeting.

    (y) "VOTING SHARES" means Class A Ordinary Shares and Class B Ordinary Shares and all other securities of the Company, if any, entitled to vote generally in the election of directors.

                                  ARTICLE TWO
                                  THE SCHEMES

    Section 2.1. THE SCHEMES.

    (a) THE PARENT SCHEME. On the Effective Date (as defined herein) at the Parent Scheme Effective Time (as defined herein), and upon the terms and subject to the conditions hereof and subject to the Grand Court of the Cayman Islands (the "COURT") exercising its discretion and sanctioning the Parent Scheme pursuant to Section 85(2) of the Companies Law (1995 Revision) of the Cayman Islands (the "COMPANIES LAW") and making such facilitating orders as are appropriate pursuant to Section 86 of the Companies Law, all of the issued share capital of Parent shall be transferred to New Parent.

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                           Preliminary Proxy Material

    (b) THE COMPANY SCHEME. On the Effective Date at the Company Scheme Effective Time (as defined herein), and upon the terms and subject to the conditions hereof, and subject to the Court exercising its discretion and sanctioning the Company Scheme pursuant to Section 85(2) of the Companies Law and making such facilitating orders as are appropriate pursuant to Section 86 of the Companies Law, all of the issued share capital of the Company shall be transferred to New Parent, other than the Shares owned by Parent, which shall remain outstanding.

    Section 2.2. APPLICATION TO THE COURT; EFFECTIVE TIME OF THE SCHEMES;
CLOSING.

    (a) As soon as practicable after the date hereof, (i) Parent, will (x) cause an application to be made to the Court requesting the Court to summon such class meetings of members of Parent as the Court may direct, (y) convene such class meetings, and obtain the approval required under Section 85(2) of the Companies Law and, subject to such approvals being obtained, (z) cause a petition to be presented to the Court seeking the sanctioning of a Scheme of Arrangement pursuant to Section 85 of the Companies Law and file such other documents as are required to be duly filed with the Court to effect the Parent Scheme, and (ii) the Company will (x) cause an application to be made to the Court requesting the Court to summon such class meetings of members of the Company as the Court may direct, (y) convene such class meetings, and obtain the approval required under
Section 85(2) of the Companies Law and, subject to such approvals being obtained, (z) cause a petition to be presented to the Court seeking the sanctioning of a Scheme of Arrangement pursuant to Section 85 of the Companies Law and file such other documents as are required to be duly filed with the Court to effect the Company Scheme.

    (b) New Parent, Parent and the Company shall, subject to the provisions of this Agreement, do all things necessary to effect the Parent Scheme and the Company Scheme including but not limited to the holding of extraordinary general meetings of their respective shareholders to approve the Parent Scheme and the Company Scheme, respectively, to sanction any increase in share capital that may be necessary under the terms of each Scheme of Arrangement and, subject to the Parent Scheme and the Company Scheme taking full force and effect, to approve and adopt new articles of association in respect of each.

    (c) Upon receipt of orders from the Court sanctioning the Parent Scheme and the Company Scheme, (i) the order sanctioning the Parent Scheme shall be duly filed with the Registrar of Companies of the Cayman Islands (the "REGISTRAR"), and (ii) immediately thereafter, the order from the Court sanctioning the Company Scheme shall be duly filed with the Registrar. The Parent Scheme shall become effective upon the filing of the order of the Court with respect to the Parent Scheme with the Registrar (the time of such filing being the "PARENT SCHEME EFFECTIVE TIME" and the date of such filing being the "EFFECTIVE DATE"). The Company Scheme shall become effective on the Effective Date immediately after the Parent Scheme, upon the filing of the order of the Court with respect to the Company Scheme with the Registrar (the "COMPANY SCHEME EFFECTIVE TIME" or the "EFFECTIVE TIME"). Prior to such filings, a closing shall be held, at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York, at 9:00 a.m. or such other place and/or time as the parties shall agree, for the purpose of confirming the satisfaction or waiver of the conditions set forth in Article SIX (the "CLOSING"). The date upon which the Closing shall occur is referred to herein as the "CLOSING DATE."

    Section 2.3. EFFECTS OF THE SCHEMES.

    (a) EFFECT OF THE PARENT SCHEME. As of the Parent Scheme Effective Time, Parent shall be a wholly owned Subsidiary of New Parent.

    (b) EFFECT OF THE COMPANY SCHEME. As of the Company Scheme Effective Time, the Company shall be, directly and indirectly through Parent, a wholly owned Subsidiary of New Parent.

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                           Preliminary Proxy Material

    Section 2.4. ARTICLES OF ASSOCIATION.

    (a) ARTICLES OF ASSOCIATION OF NEW PARENT. At or prior to the Effective Time, the articles of association of New Parent shall be amended and restated in substantially the form of the existing articles of association of Parent, with additional provision for (i) a class of New Parent Non-Voting Shares (as defined herein) (which shall have substantially the same terms as the Class C Ordinary Shares) for which the Class B Ordinary Shares and the Class C Ordinary Shares shall be exchanged and (ii) the authorization of preferred shares by New Parent. The form of such amended and restated articles of incorporation of New Parent shall be the articles of association of New Parent until thereafter amended or restated as provided therein and by law. New Parent shall be renamed "EXEL Limited" after the Effective Time.

    Section 2.5. BOARDS OF DIRECTORS AND OFFICERS.

    (a) BOARD OF DIRECTORS AND OFFICERS OF PARENT. The parties hereto shall procure that at the Parent Scheme Effective Time, those directors of Parent who shall be designated by Parent shall remain as directors of Parent, each of such directors to hold office in accordance with the applicable provisions of the articles of association of Parent and until their successors shall be elected or appointed and shall duly qualify. After giving effect to the Parent Scheme, the parties hereto shall procure that the officers of Parent shall be the individuals who are the current officers of Parent, each to hold office in accordance with the applicable provisions of the articles of association of Parent and until their respective successors are duly elected or appointed and qualified.

    (b) BOARD OF DIRECTORS AND OFFICERS OF THE COMPANY. The parties hereto shall procure that at the Company Scheme Effective Time, the persons who shall be designated by Parent shall remain or be appointed as directors of the Company, each of such directors to hold office in accordance with the applicable provisions of the articles of association of the Company and until their successors shall be elected or appointed and shall duly qualify. After giving effect to the Company Scheme, the parties hereto shall procure that the persons, who shall be designated by Parent, shall be the officers of the Company, each to hold office in accordance with the applicable provisions of the articles of association of the Company and until their respective successors are duly elected or appointed and qualified.

    (c) BOARD OF DIRECTORS AND OFFICERS OF NEW PARENT. The parties hereto shall procure that at the Effective Time, the initial directors of New Parent shall be the current directors of Parent, Mr. Robert J. Newhouse, Jr., Mr. Michael A. Butt and three additional non-executive directors of the Company to be selected by Parent, after consultation with the Company, prior to the Effective Time, which such directors shall constitute the entire board of directors of New Parent at the Effective Time and each of such directors to hold office in accordance with the applicable provisions of the articles of association of New Parent and until their successors shall be elected or appointed and shall duly qualify. The parties hereto shall procure that after giving effect to the Parent Scheme, the officers of New Parent shall be the individuals who are the current officers of Parent, each to hold office in accordance with the applicable provisions of the articles of association of New Parent and until their respective successors are duly elected or appointed and qualified.

    Section 2.6. TERMS OF THE PARENT SCHEME: EXCHANGE OF PARENT SHARES. At the Parent Scheme Effective Time, by virtue of the Parent Scheme:

    (a) Each ordinary share, par value $.01 per share, of Parent ("PARENT SHARE") which is issued and outstanding immediately prior to the Effective Time shall be, by virtue of the Parent Scheme and without any action on the part of the holder thereof, transferred to New Parent and there shall be allotted and issued to the holder thereof one ordinary share, par value $.01 per share, of New Parent (a "NEW PARENT VOTING SHARE"), subject to the election rights set forth in Section 2.11. The New Parent Voting Shares (and cash, if any) to be received as consideration pursuant to the Parent Scheme by each holder of a Parent

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Share is referred to herein as the "PARENT SCHEME CONSIDERATION." New Parent shall issue the New Parent Voting Shares to be received as Parent Scheme Consideration and register the Persons to whom New Parent Voting Shares are issued on New Parent's register of members.

    (b) Each Parent Option (as defined herein) outstanding as of the Parent Scheme Effective Time shall be treated in accordance with the provisions of
Section 5.9.

    Section 2.7. TERMS OF THE COMPANY SCHEME: EXCHANGE OF SHARES. At the Company Scheme Effective Time, by virtue of the Company Scheme:

    (a) Each Class A Ordinary Share, issued and outstanding immediately prior to the Company Scheme Effective Time (other than Shares held by New Parent or by Parent or any of its Subsidiaries) shall be, by virtue of the Company Scheme and without any action on the part of the holder thereof, transferred to New Parent and there shall be allotted and issued to the holder thereof 1.0215 New Parent Voting Shares per Class A Ordinary Share so transferred (such number being defined herein as the "EXCHANGE RATIO"), subject to the election rights set forth in Section 2.11. Each Class B Ordinary Share and Class C Ordinary Share issued and outstanding immediately prior to the Company Scheme Effective Time shall be, by virtue of the Company Scheme and without any action on the part of the holder thereof, transferred to New Parent and there shall be allotted and issued to the holder thereof that number of Non-Voting Common Shares, par value $.01 per Share, of New Parent ("NEW PARENT NON-VOTING SHARES") equal to the Exchange Ratio, subject to the election rights set forth in Section 2.11. The New Parent Voting Shares and New Parent Non-Voting Shares (collectively, the "NEW PARENT SHARES") (and cash, if any) to be received as consideration pursuant to the Company Scheme by each holder of Shares are referred to herein as the "COMPANY SCHEME CONSIDERATION." New Parent shall issue the New Parent Shares to be received as Company Scheme Consideration and register the Persons to whom such New Parent Shares are issued on New Parent's register of members.

    (b) Each Company Option (as defined herein) outstanding as of the Company Scheme Effective Time shall be treated in accordance with the provisions of
Section 5.9.

    Section 2.8. TERMS OF THE SCHEMES: SURRENDER AND PAYMENT. Subject to and by virtue of the orders of the Court under Section 85(2) of the Companies Law sanctioning the Schemes, the terms of the Schemes and the provisions for surrender of the certificates representing Shares shall be as set forth in the Mid Ocean Limited Scheme of Arrangement and the EXEL Limited Scheme of Arrangement which shall be in a form agreed by the parties.

    Section 2.9. VOTING. In determining shareholders of New Parent entitled to notice of and to vote at meetings of shareholders of New Parent, former shareholders of record of Parent and the Company shall not be deemed shareholders of record until the register of members of New Parent is amended to reflect the allotment and issue of the New Parent Shares to such former shareholders.

    Section 2.10. STRUCTURAL MODIFICATION. Parent may at any time with the consent of the Company (not to be unreasonably withheld) change the method of effecting the combination with the Company (including, without limitation, the provisions of this Article TWO) if and to the extent it deems such change to be desirable, including without limitation to provide for a share exchange in which holders of Shares will receive in exchange for their Shares either New Parent Common Shares or Parent Shares; PROVIDED, HOWEVER, that no such change will (A) alter or change the amount or kind of consideration to be issued to holders of Shares as provided for in this Agreement, (B) adversely affect the tax treatment of the Company's shareholders as a result of receiving the consideration for their Shares or (C) materially impede or delay consummation of the transactions contemplated by this Agreement.

    Section 2.11. OPTIONAL CASH ELECTION. Holders of the Parent Shares and the Shares may elect to receive

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cash consideration in lieu of receiving New Parent Shares in the Parent Scheme or the Company Scheme, as the case may be, in accordance with the election procedures set forth below in this Section 2.11. Holders of Parent Shares or Shares who are to receive cash in lieu of exchanging their Parent Shares or Shares for New Parent Shares as specified below shall receive an amount in cash (the "PER SHARE CASH CONSIDERATION") in respect of each New Parent Share they would have been entitled to receive pursuant to Section 2.7 equal to the Valuation Period Market Value (as defined below). The aggregate amount of cash that shall be paid in the Parent Scheme and the Company Scheme to satisfy such elections shall not exceed $300 million (the "CASH AMOUNT") to be allocated between the Cash Election Shares (as defined below) of Parent and the Company in accordance with the last sentence of this Section 2.11. For purposes of this
Section 2.11:

    (i) "VALUATION PERIOD MARKET VALUE" shall mean the average of the closing sales prices for a Parent Share as reported on the NYSE Composite Transactions reporting system (as reported in The Wall Street Journal or, in the absence thereof, by another authoritative source) during the Valuation Period; and

    (ii) "VALUATION PERIOD" shall mean the ten (10) consecutive trading day period during which the Parent Shares are traded on the NYSE ending on the tenth calendar day immediately prior to the anticipated Effective Time.

    An election form and other appropriate and customary transmittal materials in such form as Parent and the Company shall mutually agree ("ELECTION FORM") shall be mailed 25 days prior to the anticipated Effective Time or on such other date as the Company and Parent shall mutually agree ("MAILING DATE") to each holder of record of Parent Shares or Shares as of five business days prior to the Mailing Date ("ELECTION FORM RECORD DATE").

    Each Election Form shall permit a holder of Parent Shares or Shares to elect to receive cash with respect to all or a portion of such holder's Parent Shares or Shares (such election, a "CASH ELECTION" and shares as to which the election to receive cash is made being "CASH ELECTION SHARES").

    Any Parent Shares or Shares with respect to which the holder shall not have elected to receive cash by submitting to Parent or to the exchange agent designated by Parent (the "EXCHANGE AGENT") an effective, properly completed Election Form on or before 5:00 p.m. on the 20th day following the Mailing Date (or such other time and date as Parent and the Company may mutually agree) (the "ELECTION DEADLINE") shall as of the Effective Time be transferred to New Parent in exchange for New Parent Shares on the basis set forth in Section 2.7 (such Parent Shares or Shares being "NO ELECTION SHARES").

    Parent shall make available one or more Election Forms as may be reasonably requested by all persons who become holders of Parent Shares or Shares between the Election Form Record Date and the close of business on the business day prior to the Election Deadline, and Parent and the Company shall provide to the Exchange Agent, if any, all information reasonably necessary for it to perform as specified herein.

    Any such election shall have been properly made only if the Exchange Agent shall have actually received a properly completed Election Form by the Election Deadline. Any Election Form may be revoked or changed by the person submitting such Election Form at or prior to the Election Deadline. In the event an Election Form is revoked prior to the Election Deadline, the Parent Shares or Shares represented by such Election Form shall become No Election Shares. Subject to the terms of this Agreement and of the Election Form, Parent, the Company and the Exchange Agent, if any, shall have reasonable discretion to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in the Election Forms, and any good faith decisions of the Exchange Agent regarding such matters shall be binding and conclusive. None of Parent, the Company or the Exchange Agent shall be under any obligation to notify any person of any defect in an Election Form.

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    Within five business days after the Effective Time, or as soon thereafter as practicable, New Parent shall, or shall cause the Exchange Agent to, effect the allocation among the holders of Cash Election Shares in accordance with the Election Forms as follows:

    (a) CASH ELECTIONS LESS THAN OR EQUAL TO THE CASH AMOUNT. If the amount of cash that would be issued in the Parent Scheme and the Company Scheme in respect of all the Cash Election Shares is less than or equal to the Cash Amount, then
(1) all Cash Election Shares shall be exchanged for the Per Share Cash Consideration in respect of each New Parent Share the holders thereof would have been entitled to receive pursuant to Section 2.7, and (2) all No Election Shares shall be transferred to New Parent in exchange for New Parent Shares in accordance with Section 2.7.

    (b) CASH ELECTIONS MORE THAN THE CASH AMOUNT. If the amount of cash that would be issued in the Parent Scheme and the Company Scheme in respect of all the Cash Election Shares is greater than the Cash Amount, then (1) all No Election Shares shall be transferred to New Parent in exchange for New Parent Shares in accordance with Section 2.7, and (2) the Cash Election Shares shall be transferred to New Parent in exchange for the right to receive cash and New Parent Shares in the following manner:

        (A) the number of Parent Shares that are Cash Election Shares covered by each Cash Election which shall be transferred to New Parent in exchange for the Per Share Cash Consideration in respect of each New Parent Share the holder thereof would have been entitled to receive pursuant to Section 2.7 shall equal the number obtained by multiplying (x) the Parent Cash Election Number by (y) a fraction of which the numerator shall be the number of Parent Shares covered by such Cash Election and the denominator shall be the aggregate number of Parent Shares that are Cash Election Shares. The balance of such Parent Shares that are Cash Election Shares shall be transferred to New Parent in exchange for New Parent Shares in accordance with the provisions of Section 2.7 as if such Parent Shares were not Cash Election Shares; and

        (B) the number of Shares that are Cash Election Shares covered by a Cash Election which shall be transferred to New Parent in exchange for the Per Share Cash Consideration in respect of each New Parent Share the holder thereof would have been entitled to receive pursuant to Section 2.7 shall equal the number obtained by multiplying (x) the Company Cash Election Number by (y) a fraction of which the numerator shall be the number of Shares covered by such Cash Election and the denominator shall be the aggregate number of Shares that are Cash Election Shares. The balance of such Shares that are Cash Election Shares shall be transferred to New Parent in exchange for New Parent Shares in accordance with the provisions of
    Section 2.7 as if such Shares were not Cash Election Shares.

    For purposes of this Section 2.11:

    (i) "PARENT CASH ELECTION NUMBER" means the number obtained by dividing the Parent Cash Pool by the Valuation Period Market Value;

    (ii) "COMPANY CASH ELECTION NUMBER" means the number obtained by dividing the Company Cash Pool by the product of (x) the Exchange Ratio and (y) the Valuation Period Market Value;

   (iii) "PARENT CASH POOL" means amount of cash available for Parent shareholders, which shall initially be $204,000,000, provided that such amount shall be increased to the extent holders of Shares do not make Cash Elections with respect to the full initial amount of the Company Cash Pool and decreased to the extent holders of Parent Shares do not make Cash Elections with respect to the full initial amount of the Parent Cash Pool; and

    (iv) "COMPANY CASH POOL" means amount of cash available for Company shareholders, which shall initially be $96,000,000, provided that such amount shall be increased to the extent holders of Parent Shares do not make Cash Elections with respect to the full initial amount of the Parent Cash Pool and decreased to the extent holders of Shares do not make Cash Elections with respect to the full initial amount of the Company Cash Pool.

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                                 ARTICLE THREE
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company hereby represents and warrants to Parent (the representations and warranties set forth below being made as of March 16, 1998, and as of the date required by Article Six, to the extent so required, except that references to "the date hereof" or words of like import shall be construed to be March 16,
1998) that:

    Section 3.1. CORPORATION; ORGANIZATION.

    (a) Except as set forth in Section 3.1(a) of the Company Disclosure Letter, each of the Company and its Subsidiaries is a company duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Company and its Subsidiaries (i) is qualified, licensed or domesticated as a foreign corporation in all jurisdictions where such qualification, license or domestication is required to own and operate its properties and conduct its business in the manner and at the places presently conducted; (ii) holds all franchises, grants, licenses, certificates, permits, consents and orders, all of which are valid and in full force and effect, from all applicable Cayman Island and foreign regulatory authorities necessary to own and operate its properties and to conduct its business in the manner and at the places presently conducted; and (iii) has full power and authority (corporate and other) to own, lease and operate its respective properties and assets and to carry on its business as presently conducted and as proposed to be conducted, except where the failure to be so qualified, licensed or domesticated, or to hold such franchises, grants, licenses, certificates, permits, consents and orders or to have such power and authority would not, when taken together with all other such failures, reasonably be expected to have a Material Adverse Effect on the Company. The Company has furnished to Parent complete and correct copies of its memorandum of association and articles of association as in effect on the date hereof. Such memorandum of association and articles of association are in full force and effect and no other constitutional documents are applicable to or binding upon the Company.

    (b) The Company conducts its insurance and reinsurance operations through the Subsidiaries set forth in Section 3.1(b) of the Company Disclosure Letter (collectively, the "COMPANY INSURANCE SUBSIDIARIES"). Each of the Company Insurance Subsidiaries is (i) duly licensed or authorized as an insurance company or, where applicable, a reinsurer in its jurisdiction of incorporation or duly licensed to operate in the insurance or reinsurance business (as applicable) in its jurisdiction of incorporation, (ii) duly licensed or authorized as an insurance company and, where applicable, a reinsurer in each other jurisdiction where it is required to be so licensed or authorized or duly licensed to operate in the insurance or reinsurance business (as applicable) in each other jurisdiction where it is required to be so licensed, and (iii) duly authorized in its jurisdiction of incorporation and each other applicable jurisdiction to write each line of business currently written by such Company Insurance Subsidiaries, except, in any such case, where the failure to be so licensed or authorized is not reasonably likely to have a Material Adverse Effect on the Company. The Company has made all required filings under applicable insurance holding company statutes except where the failure to file is not reasonably likely to have a Material Adverse Effect on the Company.

    Section 3.2. AUTHORITY; APPROVAL AND FAIRNESS.

    (a) The Company has all requisite corporate power and authority to enter into this Agreement and, subject to the due approval and adoption of the Company Scheme by its shareholders, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject only to compliance with the provisions of Section 85 of the Companies Law. No other corporate proceedings on the part of the Company are necessary for the execution, delivery and performance of this Agreement by the Company and, subject to the approval and adoption of the Company Scheme by its shareholders as provided above, compliance with the provisions of Section 85 of the Companies Law, the performance by the Company of its obligations hereunder and the consummation

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by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company (assuming the due authorization, execution and delivery hereof and thereof by Parent and New Parent), and subject to the provisions of Section 85 of the Companies Law constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance its terms, subject with respect to enforceability to the effect of bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, or similar laws now or hereafter affecting the enforcement of creditors' rights generally and to the availability of equitable remedies.

    (b) The Board of Directors of the Company, with the exception of directors affiliated with Parent, at a meeting duly called and held (i) has unanimously declared that they consider this Agreement, the Company Scheme and the other transactions contemplated hereby are advisable and in the best interests of the Company and its shareholders and (ii) has authorized and approved in all respects this Agreement, the Schemes and the other transactions contemplated hereby, and (iii) has received the opinion of its financial advisors, J.P. Morgan Securities Inc., to the effect that the consideration to be received by the holders of the Shares in the Company Scheme is fair from a financial point of view to such holders.

    Section 3.3. CAPITAL STRUCTURE.

    (a) As of the date hereof, the authorized share capital of the Company is $40,000 comprised of 200,000,000 ordinary shares with a par value of $0.20 per share. As of March 10, 1998, (i) 36,080,267 Class A Ordinary Shares were issued and outstanding (other than Class A Ordinary Shares issued upon the exercise of Company Options (as defined herein) since March 10, 1998), (ii) 1,190,292 Class B Ordinary Shares were issued and outstanding, (iii) 1,860,000 Class C Ordinary Shares were issued and outstanding and (iv) 38,547,076 Class A Ordinary Shares were reserved for issue upon exercise of the rights (the "RIGHTS") distributed to the holders of Class A Ordinary Shares pursuant to the Rights Agreement dated as of September 12, 1996 (the "RIGHTS AGREEMENT"), between the Company and The Bank of New York, as Rights Agent. As of the date hereof, JPM is the sole record owner of Class B Ordinary Shares and Class C Ordinary Shares. Section 3.3(a) of the Company Disclosure Letter sets forth each plan, arrangement or agreement pursuant to which options or share appreciation rights with respect to Shares may be granted or under which such options or share appreciation rights have been granted and are outstanding and in the aggregate the maximum number of options and share appreciation rights outstanding as of the date hereof, and the class and number of Shares reserved for issue pursuant to the plan, arrangement or agreement (such options and rights being herein collectively referred to as the "COMPANY OPTIONS"), together with a listing of the aggregate number of such Company Options which shall vest at the Effective Time as a result of the Company Scheme. Except as set forth in this Section 3.3, or in Section 3.3(a) of the Company Disclosure Letter, (i) no Shares have been issued and are outstanding except for subsequent issues, if any, pursuant to reservations, share option agreements or other Employee Benefit Plans existing on the date hereof, and (ii) the Company and its Subsidiaries have not issued or granted any option, warrant, convertible security or other right or agreement which affords any person the right to purchase or otherwise acquire any Shares or any other security of the Company other than options not prohibited by this Agreement and granted in the ordinary course of business under share option and Employee Benefit Plans in existence on such date. Except as set forth in this Agreement or Section 3.3(a) of the Company Disclosure Letter, the Company is not subject to any obligation (contingent or otherwise) to purchase or otherwise acquire or retire or register for public sale any of its securities.

    (b) Except as described in Section 3.3(b) of the Company Disclosure Letter, no bonds, debentures, notes or other indebtedness having the right to vote (or convertible into or exercisable for securities having the right to vote) on any matters on which shareholders may vote ("VOTING DEBT") of the Company are issued or outstanding.

    (c) Except as described in Sections 3.3(a), (b) or (c) of the Company Disclosure Letter, there are no options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares or any Voting Debt of the Company or obligating the Company to

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grant, extend or enter into any such option, warrant, call, right, commitment or agreement. Except as set forth in this Agreement or in Section 3.3(c) of the Company Disclosure Letter, at the Effective Time, there will be no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of the Company.

    (d) Except as described in Section 3.3(d) of the Company Disclosure Letter or as specifically described in this Agreement and except for quarterly dividends in an amount not in excess of $.825 per share, since March 10, 1998, the Company has not (i) made or agreed to make any share split or share dividend, or issued or permitted to be issued any shares, or securities exercisable for or convertible into shares, of the Company other than pursuant to and as required by the terms of any Company Option; (ii) repurchased, redeemed or otherwise acquired any shares of the Company; or (iii) declared, set aside, made or paid to the shareholders of the Company dividends or other distributions on the outstanding shares of the Company.

    Section 3.4. FINANCIAL STATEMENTS.

    (a) The Company has delivered or made available to Parent a true and complete copy of each report, schedule, registration statement and definitive proxy statement or information statement filed by the Company with the SEC in respect of its fiscal years ending October 31, 1996 and 1997 under the Securities Act and the Exchange Act and will deliver to Parent promptly upon the filing thereof with the SEC all such reports, schedules, registration statements and proxy statements as may be filed after the date hereof and prior to the Effective Time (as such documents have since the time of their filing been amended, or may after their filing, if after the date hereof, be amended, the "COMPANY SEC REPORTS"), which are or will be all the documents that the Company was or will be required to file with the SEC. Except as disclosed in Section 3.4(b) of the Company Disclosure Letter, as of their respective dates, the Company SEC Reports complied or will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Reports, and none of the Company SEC Reports contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made or will be made, not misleading.

    (b) As of their respective dates, the financial statements of the Company included or to be included in the Company SEC Reports (the "COMPANY FINANCIAL STATEMENTS") complied or will comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and present or will present fairly in all material respects the consolidated financial position of the Company and its Subsidiaries and the consolidated results of operations, changes in shareholders' equity and cash flows of the Company and its Subsidiaries as of the dates and for the periods indicated, in accordance with GAAP applied on a consistent basis, subject in the case of interim financial statements to normal year-end adjustments and except for the absence of certain footnote information in the unaudited statements.

    Section 3.5. ABSENCE OF CERTAIN CHANGES. Except as disclosed in the Company SEC Reports filed prior to the date hereof, since January 31, 1997, there has been no event or circumstance that would reasonably be expected to result in a Material Adverse Effect on the Company.

    Section 3.6. CERTAIN FEES. No finder, broker, agent, financial advisor or other intermediary other than J.P. Morgan Securities Inc. ("JPMS") has acted on behalf of the Company in connection with this Agreement or the transactions contemplated hereby, or is entitled to any payment in connection herewith. The Company has provided to Parent copies of the Company's engagement letter with JPMS in connection with this Agreement and the transactions contemplated hereby.

    Section 3.7. NO DEFAULTS. Neither the Company nor any of its Subsidiaries is in default or violation (and no event has occurred which with notice or lapse of time or both would constitute a default or violation) of its memorandum of association or articles of association or other governing document, or any material agreement, mortgage, indenture, debenture, trust, lease, license, or other instrument or obligation

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to or by which it or any of its properties is subject or bound (the "COMPANY
INSTRUMENTS"), except for such defaults or violations as would not reasonably be expected to have a Material Adverse Effect on the Company either individually or in the aggregate. Except as set forth in Section 3.7 of the Company Disclosure Schedule, the execution, delivery and performance of this Agreement and the taking of any other action contemplated by this Agreement, will not (i) result in any violation of or be in conflict with or constitute a breach or default (with or without notice or lapse of time or both) under (a) the memorandum of association or articles of association of the Company or its Subsidiaries or (b) any of the other Company Instruments, except for any such violation of, conflict with, breach of or default under which would not reasonably be expected to have a Material Adverse Effect on the Company, (ii) result in or constitute an event entitling any party to a Company Instrument to effect an acceleration of the maturity of any indebtedness of the Company or any of its Subsidiaries or an increase in the rate of interest presently in effect with respect to such indebtedness except for any such accelerations or increases which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, or (iii) result in the creation of any Lien upon any of the properties or assets of the Company except for any Liens which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

    Section 3.8. CONSENTS. Except as set forth in Section 3.8 of the Company Disclosure Schedule and except for compliance with the provisions of Section 85 of the Companies Law, the approval of the Corporation of Lloyd's, the consent of the Court to the Schemes and the filing of the order or orders of the Court pursuant to Section 2.2 to the Schemes, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority ("CONSENT") is required on the part of the Company or its Subsidiaries in connection with the transactions contemplated by this Agreement, except those required by United States federal and state securities or "Blue Sky" laws, and where failure to obtain such Consent would not have a Material Adverse Effect on the Company.

    Section 3.9. COMPLIANCE WITH APPLICABLE LAW. Each of the Company and its Subsidiaries is in compliance with all licenses, permits, and other authorizations, domestic or foreign, necessary to conduct its respective business, except where failure to have or comply with such licenses, permits and authorizations would not reasonably be expected to have a Material Adverse Effect on the Company. Neither the Company nor any of its Subsidiaries is in default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a default or violation) of any judgment, decree, order, law, statute, rule or regulation of any Governmental Authority, except for such defaults or violations as would not reasonably be expected to have a Material Adverse Effect on the Company. Subject to obtaining the Consents referred to in Section 3.8, the execution, delivery, and performance of this Agreement and the taking of the other actions contemplated by this Agreement to be executed, delivered and performed by the Company prior to the date or dates as of which the representations and warranties herein are made or deemed made, will not result in any default or violation of any judgment, decree, order, law, statute, rule or regulation of any Governmental Authority applicable to the Company or its Subsidiaries, except for such defaults or violations as would not reasonably be expected to have a Material Adverse Effect on the Company either individually or in the aggregate.

    Section 3.10. INFORMATION SUPPLIED. None of the information supplied or to be supplied by the Company for inclusion in the Registration Statement on Form S-4 (the "S-4") to be filed by New Parent relating to the New Parent Shares comprising the Company Scheme Consideration and the Parent Scheme Consideration will, at the time the S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. The letters to shareholders, notices of meetings, proxy statements and forms of proxies to be distributed to shareholders of the Company and Parent, respectively, in connection with the Schemes and the transactions contemplated hereby, except information supplied by Parent in writing for inclusion in the Joint Proxy Statement (as defined herein), will not, as of the date the Joint Proxy Statement is first mailed to such shareholders and on the date of the meetings of the

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Company's shareholders or Parent's shareholders, as the case may be, and the date of any adjournment thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading. The information and documents referred to in the previous two sentences are herein referred to as the "Joint Proxy Statement." All documents that the Company is responsible for filing with any Governmental Authority in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of any applicable law.

    Section 3.11. MATERIAL CONTRACTS. Except as set forth in Section 3.11 of the Company Disclosure Letter:

    (a) All of the material contracts of the Company and its Subsidiaries that are required to be described in the Company SEC Reports or to be filed as exhibits thereto are described in the Company SEC Reports or filed as exhibits thereto and are in full force and effect.

    (b) Neither the Company nor any of its Subsidiaries is party to any agreement containing any provision or covenant limiting in any material respect the ability of the Company or any of its Subsidiaries (or New Parent or any of its Subsidiaries subsequent to the Schemes) to (i) sell any products or services of or to any other person, (ii) engage in any line of business in any geographical area or (iii) compete with or to obtain products or services from any Person or limiting the ability of any Person to provide products or services to the Company or any of its Subsidiaries.

    (c) Neither the Company nor any of its Subsidiaries is a party to or bound by any contract, agreement or arrangement which would cause the rights or obligations of any party thereto to change in the event of the Schemes, except for any such contract, agreement or arrangement which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

    Section 3.12. TAXES.

    (a) Except as set forth in Section 3.12(a) of the Company Disclosure Letter, to the Company's knowledge, neither the Company nor any of its Subsidiaries has, nor has it had, any income which is, or has been, subject to the United States federal income tax as income which is effectively connected with the conduct of a trade or business within the United States, within the meaning of Section 882(a)(1) of the Code. The Company and its Subsidiaries have filed or caused to be filed with the appropriate Bermuda, United States federal, state, local, foreign and other Governmental Authorities, all Tax returns, information returns and reports required to be filed on or prior to the date hereof which, if not filed, would have a Material Adverse Effect on the Company, and has paid in full or made adequate provision (in accordance with GAAP) for the payment of all Taxes (including Taxes withheld from employees' salaries and other withholding Taxes and obligations) shown to be due on such Tax returns. All material written assessments of Taxes due and payable by or on behalf of the Company or any of its Subsidiaries have either been paid or provided for (in accordance with GAAP) or are being contested in good faith by appropriate proceedings.

    (b) There are no material Tax claims pending against the Company or any of its Subsidiaries and the Company does not know of any threatened claim for Tax deficiencies or any basis for such claims, no material issues have been raised in any examination by any taxing authority with respect to the Company or any of its Subsidiaries which, by application of similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so examined, and there are not now in force any waivers or agreements by the Company or any of its Subsidiaries for the extension of time for the assessment of any material Tax, nor has any such waiver or agreement been requested by any taxing authority. Neither the Company nor any of its Subsidiaries has any liability for any material Bermuda, United States federal, state, local, foreign or other Taxes of any corporation or entity other than the Company and its Subsidiaries.

    (c) To the Company's knowledge, disclosed in Section 3.12(c) of the Company Disclosure Letter is, with respect to the year ended October 31, 1997 and for the period commencing November 1, 1997 and ending on the date of the Company Disclosure Letter, (i) each insurance or reinsurance transaction by the Company or any of its Subsidiaries directly with shareholders of the Company and (ii) each insurance or

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reinsurance transaction by the Company or any of its Subsidiaries directly or indirectly with Persons related to shareholders of the Company and not disclosed in clause (i) above, which would cause the Company or any of its Subsidiaries to have any "related person insurance income" within the meaning of Section 953(c)(2) of the Code.

    (d) To the Company's knowledge, the Company and its Subsidiaries did not have for the year ended October 31, 1997, and the Company does not expect the Company or any of its Subsidiaries to have for the period ending at the Company Scheme Effective Time (treating such period as if it were a taxable year) "related person insurance income" within the meaning of Section 953(c)(2) of the Code in excess of the exceptions provided in Sections 953(c)(3)(A) and (B) of the Code.

    (e) Neither the Company nor any of its Subsidiaries is, nor has the Company or any of its Subsidiaries ever been, a "controlled foreign corporation" within the meaning of Section 957(a) or 957(b) of the Code.

    Section 3.13. LITIGATION. Except as disclosed in the Company SEC Reports filed prior to the date hereof or in Section 3.13 of the Company Disclosure Letter, there are no actions, suits, claims, proceedings or investigations pending against, or, to the knowledge of the Company, threatened against or affecting, the Company or any of its Subsidiaries or any of their respective properties or any syndicate at Lloyd's managed by a Subsidiary of the Company ("Syndicate") before any Governmental Authority or otherwise which (a) individually or in the aggregate would be expected to have a Material Adverse Effect on the Company; or (b) in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby. As of the date hereof, neither the Company nor its Subsidiaries or any of their respective properties is subject to any order, writ, judgment, injunction, decree, determination or award having, or which would reasonably be expected to have, a Material Adverse Effect on the Company or which would prevent or delay the consummation of the transactions contemplated hereby.

    Section 3.14. U.S. ASSETS. The Company and its Subsidiaries, taken as a whole, do not hold assets located in the United States of America having an aggregate book value of $15 million or more, other than investment assets, voting securities and nonvoting securities of another Person. For the purpose of this representation, investment assets means cash, deposits in financial institutions, other money market instruments and instruments evidencing government obligations.

    Section 3.15. EMPLOYEES. Section 3.15 of the Company Disclosure Letter lists all employment contracts and similar arrangements between the Company or any of its Subsidiaries and their respective executive officers, and all plans and arrangements pursuant to which the Company or any of its Subsidiaries is obligated to make any payment or confer any material benefit upon any officer, director, employee or agent of the Company or any of its Subsidiaries as a result of or in connection with any of the transactions contemplated by this Agreement or any transaction or transactions resulting in a change of control of the Company or any of its Subsidiaries (including as a result of a termination of employment in connection with any of such events). Except as described in
Section 3.15 of the Company Disclosure Letter and except as would not reasonably be expected to have a Material Adverse Effect on the Company, (a) the Company and its Subsidiaries have complied with all laws relating to the employment of labor, including provisions thereof relating to wages, hours, equal opportunity, and collective bargaining, (b) no labor dispute with employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened, (c) each Employee Benefit Plan conforms to, and its administration is in conformity with, all applicable laws, no liability has been or is expected to be incurred by the Company or any of its Subsidiaries with respect to any Employee Benefit Plan except regular periodic contributions to such plans and full payment has been made of all amounts that the Company or any of its Subsidiaries is required to have paid as contributions to each Employee Benefit Plan, (d) to the Company's knowledge, the current value of accrued benefits of each Employee Benefit Plan under each defined benefit plan subject to Title IV of ERISA does not exceed the current value of such plan's assets, (e) the Company has made available to Parent a true and correct copy of each of the Employee Benefit Plans, and all applicable trust agreements and all contracts relating thereto, or to the funding thereof, (f) all Employee Benefit Plans intended to satisfy applicable Tax qualification requirements, or other requirements necessary to secure

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favorable Tax or other legal treatment comply in all material respects with such requirements, and (g) adequate accruals for all obligations under the Employee Benefit Plans are reflected in the Company Financial Statements. Except as described in Section 3.15 of the Company Disclosure Letter, no agreement, contract or arrangement to which Company or any of its Subsidiaries is a party would result in a payment that would not be deductible as a result of Section 280G of the Code.

    Section 3.16. TAKEOVER STATUTES. No "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation enacted under any Cayman Islands law is applicable to the Schemes or the other transactions contemplated hereby.

    Section 3.17. OPINION OF FINANCIAL ADVISOR. The Company has received the opinion of JPMS, dated March 15, 1998, to the effect that, as of such date, the consideration to be received in the Company Scheme by the shareholders of the Company is fair to the shareholders of the Company from a financial point of view, a copy of which opinion has been delivered to Parent.

    Section 3.18. RIGHTS AGREEMENT.

    (a) Prior to Parent entering into this Agreement, the Company has taken all actions necessary such that, for all purposes under the Rights Agreement, New Parent and Parent shall not be deemed an Acquiring Person (as defined in the Rights Agreement), the Distribution Date (as defined in the Rights Agreement) shall not be deemed to occur and the Rights issuable pursuant to the Rights Agreement will not separate from the Shares as a result of New Parent's or Parent's entering into this Agreement or consummating the Schemes and/or the other transactions contemplated hereby.

    (b) The Company has taken all necessary action with respect to all of the outstanding Rights so that, as of immediately prior to the Effective Time, (i) neither the Company, New Parent nor Parent will have any obligations under the Rights or the Rights Agreement and (ii) the holders of the Rights will have no rights under the Rights or the Rights Agreement.

    Section 3.19. INSURANCE MATTERS.

    (a) All reinsurance and coinsurance treaties or agreements, including retrocessional agreements, to which the Company or any Company Insurance Subsidiary or any Syndicate is a party or under which the Company or any Company Insurance Subsidiary or any Syndicate has any existing rights, obligations or liabilities are in full force and effect, except for such treaties or agreements the failure to be in full force and effect of which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company.

    (b) Prior to the date hereof, the Company has delivered or made available to Parent a true and complete copy of any actuarial reports prepared by actuaries, independent or otherwise, with respect to the Company or any Company Insurance Subsidiary since October 31, 1996, and all attachments, addenda, supplements and modifications thereto (the "COMPANY ACTUARIAL ANALYSES"). The information and data furnished by the Company or any Company Insurance Subsidiary to its independent actuaries in connection with the preparation of the Company Actuarial Analyses were accurate in all material respects.

    Section 3.20. LIABILITIES AND RESERVES. Except for instances where the failure of the following statements to be true would not reasonably be likely to have a Material Adverse Effect on the Company, (i) the reserves carried on the financial statements of each Company Insurance Subsidiary for future insurance policy benefits, losses, claims and similar purposes were, as of the respective dates of such financial statements, compliance with the requirements for reserves established by the insurance departments of the jurisdiction of such Company Insurance Subsidiary or (as the case may be) by the Corporation of Lloyd's, were determined in accordance with generally accepted actuarial standards and principles consistently applied, and were fairly stated in accordance with sound actuarial and statutory accounting principles; (ii) such reserves were adequate in the aggregate to cover the total amount of all reasonably anticipated liabilities of the Company and each Company Insurance Subsidiary under all outstanding insurance, reinsurance and other applicable agreements as of the respective dates of such financial statements; and (iii) the admitted assets of each Company Insurance Subsidiary as determined under applicable laws or

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under the Lloyd's regulations are in an amount at least equal to the minimum amounts required by applicable laws or regulations.

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                           Preliminary Proxy Material

    Section 3.21. INVESTMENT COMPANY. Neither the Company nor any of its Subsidiaries conducts activities of or is otherwise deemed under applicable law to control an "investment advisor" as such term is defined in Section 2(a)(20) of the Investment Company Act of 1940, as amended (the "1940 ACT"), whether or not registered under the Investment Advisers Act of 1940, as amended. Neither the Company nor any of its Subsidiaries is an "investment company" as defined under the 1940 Act, and neither the Company nor any of its Subsidiaries sponsors any Person that is such an investment company.

                                  ARTICLE FOUR
                    REPRESENTATIONS AND WARRANTIES OF PARENT

    Parent hereby represents and warrants to the Company (the representations and warranties set forth below being made as of March 16, 1998, and as of the date required by Article Six, to the extent so required, except that references to "the date hereof" or words of like import shall be construed to be March 16,
1998) that:

    Section 4.1. CORPORATION; ORGANIZATION.

    (a) Each of Parent and its Subsidiaries is a company duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of Parent and its Subsidiaries (i) is qualified, licensed or domesticated as a foreign corporation in all jurisdictions where such qualification, license or domestication is required to own and operate its properties and conduct its business in the manner and at the places presently conducted; (ii) holds all franchises, grants, licenses, certificates, permits, consents and orders, all of which are valid and in full force and effect, from all applicable Cayman Island and foreign regulatory authorities necessary to own and operate its properties and to conduct its business in the manner and at the places presently conducted; and (iii) has full power and authority (corporate and other) to own, lease and operate its respective properties and assets and to carry on its business as presently conducted and as proposed to be conducted, except where the failure to be so qualified, licensed or domesticated, or to hold such franchises, grants, licenses, certificates, permits, consents and orders or to have such power and authority would not, when taken together with all other such failures, reasonably be expected to have a Material Adverse Effect on Parent. Parent has furnished to the Company complete and correct copies of its memorandum of association and articles of association as in effect on the date hereof. Such memorandum of association and articles of association are in full force and effect and no other constitutional documents are applicable to or binding upon Parent.

    (b) Parent conducts its insurance and reinsurance operations through the Subsidiaries set forth in Section 4.1(b) of Parent Disclosure Letter (collectively, the "PARENT INSURANCE SUBSIDIARIES"). Each of Parent Insurance Subsidiaries is (i) duly licensed or authorized as an insurance company or, where applicable, a reinsurer in its jurisdiction of incorporation or duly licensed to operate in the insurance or reinsurance business (as applicable) in its jurisdiction of incorporation, (ii) duly licensed or authorized as an insurance company or, where applicable, a reinsurer in each other jurisdiction where it is required to be so licensed or authorized or duly licensed to operate in the insurance or reinsurance business (as applicable) in each other jurisdiction where it is required to be so licensed, and (iii) duly authorized in its jurisdiction of incorporation and each other applicable jurisdiction to write each line of business currently written by such Parent Insurance Subsidiaries, except, in any such case, where the failure to be so licensed or authorized is not reasonably likely to have a Material Adverse Effect on Parent. Parent has made all required filings under applicable insurance holding company statutes except where the failure to file is not reasonably likely to have a Material Adverse Effect on Parent.

    Section 4.2. AUTHORITY; APPROVAL AND FAIRNESS.

    (a) Parent has all requisite corporate power and authority to enter into this Agreement and, subject to the due approval and adoption of the Parent Scheme by its shareholders, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent, the performance by Parent of its obligations hereunder, and the consummation by Parent of the transactions

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contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent, subject only to compliance with the provisions of Section 85 of the Companies Law. No other corporate proceedings on the part of Parent are necessary for the execution, delivery and performance of this Agreement by Parent and, subject to the approval and adoption of the Parent Scheme by its shareholders as provided above, compliance with the provisions of Section 85 of the Companies Law, the performance by Parent of its obligations hereunder and the consummation by Parent of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and (assuming the due authorization, execution and delivery hereof and thereof by the Company and New Parent) and subject to the provisions of Section 85 of the Companies Law constitutes the legal, valid and binding obligations of Parent, enforceable against Parent in accordance its terms, subject with respect to enforceability to the effect of bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, or similar laws now or hereafter affecting the enforcement of creditors' rights generally and to the availability of equitable remedies.

    (b) The Board of Directors of Parent (i) has unanimously (by all directors present at a meeting duly called and held) declared that they consider this Agreement, the Parent Scheme and the other transactions contemplated hereby are advisable and in the best interests of Parent and its shareholders and (ii) has authorized and approved in all respects this Agreement, the Schemes and the other transactions contemplated hereby, and (iii) has received the opinion of its financial advisors, Goldman, Sachs & Co. ("GOLDMAN SACHS"), to the effect that the consideration to be received by the holders of the Shares in the Parent Scheme is fair from a financial point of view to such holders.

    Section 4.3. CAPITAL STRUCTURE.

    (a) As of the date hereof, the authorized share capital of Parent is $9,999,900 comprised of 999,990,000 ordinary shares with a par value of $0.01 per share. As of March 10, 1998, 84,653,719 Parent Shares were issued and outstanding (other than Parent Shares issued upon the exercise of Parent Options (as defined herein) since March 10, 1998 and excluding 27,594,800 Parent Shares held in Treasury) and (ii) additional Parent Shares were reserved for issue upon exercise of the rights (the "PARENT RIGHTS") distributed to the holders of Parent Shares pursuant to the Rights Agreement dated as of December 1, 1996 (the "PARENT RIGHTS AGREEMENT"), between Parent and Mellon Securities Trust Company, as Rights Agent. Section 4.3(a) of the Parent Disclosure Letter sets forth, as of the date hereof, each plan, arrangement or agreement pursuant to which options or share appreciation rights with respect to Parent Shares may be granted or under which such options or share appreciation rights have been granted and are outstanding and in the aggregate the maximum number of options and share appreciation rights outstanding, and the class and number of Parent Shares reserved for issue pursuant to the plan, arrangement or agreement (such options and rights being herein collectively referred to as the "PARENT OPTIONS"). Except as set forth in this Section 4.3 or in Section 4.3(a) of the Parent Disclosure Letter, as of the date hereof, (i) no Parent Shares have been issued and are outstanding except for subsequent issues, if any, pursuant to reservations, share option agreements or other Employee Benefit Plans existing on the date hereof, and (ii) Parent and its Subsidiaries have not issued or granted any option, warrant, convertible security or other right or agreement which affords any person the right to purchase or otherwise acquire any Parent Shares or any other security of Parent other than options not prohibited by this Agreement and granted in the ordinary course of business under share option and Employee Benefit Plans in existence on such date. Except as set forth in this Agreement or Section 4.3(a) of the Parent Disclosure Letter, Parent is not subject to any obligation (contingent or otherwise) to purchase or otherwise acquire or retire or register for public sale any of its securities.

    (b) Except as described in Section 4.3(b) of the Parent Disclosure Letter, as of the date hereof, no Voting Debt of Parent is issued or outstanding.

    (c) Except as described in Section 4.3(a), (b) or (c) of the Parent Disclosure Letter, as of the date hereof, there are no options, warrants, calls, rights, commitments or agreements of any character to which Parent is a party or by which it is bound obligating Parent to issue, deliver or sell, or cause to be issued,

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delivered or sold, additional shares or any Voting Debt or obligating Parent to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. Except as set forth in this Agreement or in Section 4.3(c) of the Parent Disclosure Letter, as of the date hereof, there are no outstanding contractual obligations of Parent to repurchase, redeem or otherwise acquire any shares of Parent.

    (d) Except as described in Section 4.3(d) of the Parent Disclosure Letter or as specifically described in this Agreement and except for quarterly dividends in an amount not in excess of $.50 per share, since March 10, 1998, as of the date hereof, Parent has not (i) made or agreed to make any share split or share dividend, or issued or permitted to be issued any shares, or securities exercisable for or convertible into shares, of Parent other than pursuant to and as required by the terms of any Parent Option; (ii) redeemed any Shares of Parent; or (iii) declared, set aside, made or paid to the shareholders of Parent dividends or other distributions on the outstanding shares of Parent.

    Section 4.4. FINANCIAL STATEMENTS.

    (a) Parent has delivered or made available to the Company a true and complete copy of each report, schedule, registration statement and definitive proxy statement or information statement filed by Parent with the SEC in respect of its fiscal years ending November 30, 1996 and 1997 under the Securities Act and the Exchange Act and will deliver to the Company promptly upon the filing thereof with the SEC all such reports, schedules, registration statements and proxy statements as may be filed after the date hereof and prior to the Effective Time (as such documents have since the time of their filing been amended, or may after their filing, if after the date hereof, be amended, the "PARENT SEC REPORTS"), which are or will be all the documents that Parent was or will be required to file with the SEC. As of their respective dates, the Parent SEC Reports complied or will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Reports, and none of the Parent SEC Reports contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made or will be made, not misleading.

    (b) As of their respective dates, the financial statements of Parent included or to be included in the Parent SEC Reports (the "PARENT FINANCIAL STATEMENTS") complied or will comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and present or will present fairly in all material respects the consolidated financial position of Parent and its Subsidiaries and the consolidated results of operations, changes in shareholders' equity and cash flows of Parent and its Subsidiaries as of the dates and for the periods indicated, in accordance with GAAP applied on a consistent basis, subject in the case of interim financial statements to normal year-end adjustments and except for the absence of certain footnote information in the unaudited statements.

    Section 4.5. ABSENCE OF CERTAIN CHANGES. Except as disclosed in the Parent SEC Reports filed prior to the date hereof, since January 31, 1997, there has been no event or circumstance that would reasonably be expected to result in a Material Adverse Effect on Parent.

    Section 4.6. CERTAIN FEES. No finder, broker, agent, financial advisor or other intermediary other than Goldman Sachs has acted on behalf of Parent in connection with this Agreement or the transactions contemplated hereby, or is entitled to any payment in connection herewith. Parent has provided to the Company copies of Parent's engagement letter with Goldman Sachs in connection with this Agreement and the transactions contemplated hereby.

    Section 4.7. NO DEFAULTS. Neither Parent nor any of its Subsidiaries is in default or violation (and no event has occurred which with notice or lapse of time or both would constitute a default or violation) of its memorandum of association or articles of association or other governing document, or any material agreement, mortgage, indenture, debenture, trust, lease, license, or other instrument or obligation to or by which it or any of its properties is subject or bound (the "PARENT INSTRUMENTS"), except for such defaults or

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violations as would not reasonably be expected to have a Material Adverse Effect on Parent either individually or in the aggregate. Except as set forth in
Section 4.7 of the Parent Disclosure Schedule, the execution, delivery and performance of this Agreement and the taking of any other action contemplated by this Agreement, will not (i) result in any violation of or be in conflict with or constitute a breach or default (with or without notice or lapse of time or both) under (a) the memorandum of association or articles of association of Parent or its Subsidiaries or (b) any of the other Parent Instruments, except for any such violation of, conflict with, breach of or default under which would not reasonably be expected to have a Material Adverse Effect on Parent, (ii) result in or constitute an event entitling any party to a Parent Instrument to effect an acceleration of the maturity of any indebtedness of Parent or any of its Subsidiaries or an increase in the rate of interest presently in effect with respect to such indebtedness except for any such accelerations or increases which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent, or (iii) result in the creation of any Lien upon any of the properties or assets of Parent except for any Liens which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent.

    Section 4.8. CONSENTS. Except as set forth in Section 4.8 of the Parent Disclosure Schedule and except for compliance with the provisions of Section 85 of the Companies Law, the approval of the Corporation of Lloyd's, the consent of the Court to the Schemes and the filing of the order or orders of the Court pursuant to Section 2.2 to the Schemes, no Consent is required on the part of Parent or its Subsidiaries in connection with the transactions contemplated by this Agreement, except those required by United States federal and state securities or "Blue Sky" laws, and where failure to obtain such Consent would not have a Material Adverse Effect on Parent.

    Section 4.9. COMPLIANCE WITH APPLICABLE LAW. Each of Parent and its Subsidiaries is in compliance with all licenses, permits, and other authorizations, domestic or foreign, necessary to conduct its respective business, except where failure to have or comply with such licenses, permits and authorizations would not reasonably be expected to have a Material Adverse Effect on Parent. Neither Parent nor any of its Subsidiaries is in default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a default or violation) of any judgment, decree, order, law, statute, rule or regulation of any Governmental Authority, except for such defaults or violations as would not reasonably be expected to have a Material Adverse Effect on Parent. Subject to obtaining the Consents referred to in
Section 4.8, the execution, delivery, and performance of this Agreement and the taking of the other actions contemplated by this Agreement to be executed, delivered and performed by Parent prior to the date or dates as of which the representations and warranties herein are made or deemed made, will not result in any default or violation of any judgment, decree, order, law, statute, rule or regulation of any Governmental Authority applicable to Parent or its Subsidiaries, except for such defaults or violations as would not reasonably be expected to have a Material Adverse Effect on Parent either individually or in the aggregate.

    Section 4.10. INFORMATION SUPPLIED. None of the information supplied or to be supplied by Parent for inclusion in the S-4 to be filed by New Parent relating to the New Parent Shares comprising the Company Scheme Consideration and the Parent Scheme Consideration will, at the time the S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. The letters to shareholders, notices of meetings, proxy statements and forms of proxies to be distributed to shareholders of Parent and the Company, respectively, in connection with the Schemes and the transactions contemplated hereby, except information supplied by the Company in writing for inclusion in the Joint Proxy Statement, will not, as of the date the Joint Proxy Statement is first mailed to such shareholders and on the date of the meetings of Parent's shareholders or the Company's shareholders, as the case may be, and the date of any adjournment thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading. All documents that Parent is

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responsible for filing with any Governmental Authority in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of any applicable law.

    Section 4.11. MATERIAL CONTRACTS. Except as set forth in Section 4.11 of the Parent Disclosure Letter:

        (a) All of the material contracts of Parent and its Subsidiaries that are required to be described in the Parent SEC Reports or to be filed as exhibits thereto are described in the Parent SEC Reports or filed as exhibits thereto and are in full force and effect.

        (b) Neither Parent nor any of its Subsidiaries is, as of the date hereof, party to any agreement containing any provision or covenant limiting in any material respect the ability of Parent or any of its Subsidiaries (or New Parent or any of its Subsidiaries subsequent to the Schemes) to (i) sell any products or services of or to any other person, (ii) engage in any line of business in any geographical area or (iii) compete with or to obtain products or services from any Person or limiting the ability of any Person to provide products or services to Parent or any of its Subsidiaries.

        (c) Neither Parent nor any of its Subsidiaries is a party to or bound by any contract, agreement or arrangement which would cause the rights or obligations of any party thereto to change in the event of the Schemes, except for any such contract, agreement or arrangement which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent.

    Section 4.12. TAXES.

        (a) To Parent's knowledge, neither Parent nor any of its Subsidiaries has, nor has it had, any income which is, or has been, subject to the United States federal income tax as income which is effectively connected with the conduct of a trade or business within the United States, within the meaning of Section 882(a)(1) of the Code. Parent and its Subsidiaries have filed or caused to be filed with the appropriate Bermuda, United States federal, state, local, foreign and other Governmental Authorities, all Tax returns, information returns and reports required to be filed on or prior to the date hereof which, if not filed, would have a Material Adverse Effect on Parent, and has paid in full or made adequate provision (in accordance with GAAP) for the payment of all Taxes (including Taxes withheld from employees' salaries and other withholding Taxes and obligations) shown to be due on such Tax returns. All material written assessments of Taxes due and payable by or on behalf of Parent or any of its Subsidiaries have either been paid or provided for (in accordance with GAAP) or are being contested in good faith by appropriate proceedings.

        (b) There are no material Tax claims pending against Parent or any of its Subsidiaries and Parent does not know of any threatened claim for Tax deficiencies or any basis for such claims, no material issues have been raised in any examination by any taxing authority with respect to Parent or any of its Subsidiaries which, by application of similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so examined, and there are not now in force any waivers or agreements by Parent or any of its Subsidiaries for the extension of time for the assessment of any material Tax, nor has any such waiver or agreement been requested by any taxing authority. Neither Parent nor any of its Subsidiaries has any liability for any material Bermuda, United States federal, state, local, foreign or other Taxes of any corporation or entity other than Parent and its Subsidiaries.

        (c) To Parent's knowledge, disclosed in Section 4.12(c) of the Parent Disclosure Letter is, with respect to the year ended November 30, 1997 and for the period commencing December 1, 1997 and ending on the date of the Parent Disclosure Letter, (i) each insurance or reinsurance transaction by Parent or any of its Subsidiaries directly with shareholders of Parent and
    (ii) each insurance or reinsurance transaction by Parent or any of its Subsidiaries directly or indirectly with Persons related to shareholders of Parent and not disclosed in clause (i) above, which would cause Parent or any of its Subsidiaries to have any "related person insurance income" within the meaning of Section 953(c)(2) of the Code.

        (d) To Parent's knowledge, Parent and its Subsidiaries did not have for the year ended November 30, 1997, and Parent does not expect Parent or any of its Subsidiaries to have for the period ending

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    at the Parent Scheme Effective Time (treating such period as if it were a taxable year) "related person insurance income" within the meaning of
    Section 953(c)(2) of the Code in excess of the exceptions provided in Sections 953(c)(3)(A) and (B) of the Code.

        (e) To Parent's knowledge, neither Parent nor any of its Subsidiaries is, nor has Parent or any of its Subsidiaries ever been, a "controlled foreign corporation" within the meaning of Section 957(a) or 957(b) of the Code.

    Section 4.13. LITIGATION. Except as disclosed in the Parent SEC Reports filed prior to the date hereof or in Section 4.13 of the Parent Disclosure Letter, there are no actions, suits, claims, proceedings or investigations pending against, or, to the knowledge of Parent, threatened against or affecting, Parent or any of its Subsidiaries or any of their respective properties before any Governmental Authority or otherwise which (a) individually or in the aggregate would be expected to have a Material Adverse Effect on Parent; or (b) in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby. As of the date hereof, neither Parent nor its Subsidiaries or any of their respective properties is subject to any order, writ, judgment, injunction, decree, determination or award having, or which would reasonably be expected to have, a Material Adverse Effect on Parent or which would prevent or delay the consummation of the transactions contemplated hereby.

    Section 4.14. U.S. ASSETS. Parent and its Subsidiaries, taken as a whole, do not hold assets located in the United States of America having an aggregate book value of $15 million or more, other than investment assets, voting securities and nonvoting securities of another Person. For the purpose of this representation, investment assets means cash, deposits in financial institutions, other money market instruments and instruments evidencing government obligations.

    Section 4.15. EMPLOYEES. Section 4.15 of the Parent Disclosure Letter lists, as of the date hereof, all employment contracts and similar arrangements between Parent or any of its Subsidiaries and their respective executive officers, and all plans and arrangements pursuant to which Parent or any of its Subsidiaries is obligated to make any payment or confer any material benefit upon any officer, director, employee or agent of Parent or any of its Subsidiaries as a result of or in connection with any of the transactions contemplated by this Agreement or any transaction or transactions resulting in a change of control of Parent or any of its Subsidiaries (including as a result of a termination of employment in connection with any of such events). Except as described in
Section 4.15 of the Parent Disclosure Letter and except as would not reasonably be expected to have a Material Adverse Effect on Parent, (a) Parent and its Subsidiaries have complied with all laws relating to the employment of labor, including provisions thereof relating to wages, hours, equal opportunity, and collective bargaining, (b) no labor dispute with employees of Parent or any of its Subsidiaries exists or, to the knowledge of Parent, is threatened, (c) each Employee Benefit Plan conforms to, and its administration is in conformity with, all applicable laws, no liability has been or is expected to be incurred by Parent or any of its Subsidiaries with respect to any Employee Benefit Plan except regular periodic contributions to such plans and full payment has been made of all amounts that Parent or any of its Subsidiaries is required to have paid as contributions to each Employee Benefit Plan, (d) to Parent's knowledge, the current value of accrued benefits of each Employee Benefit Plan under each defined benefit plan subject to Title IV of ERISA does not exceed the current value of such plan's assets, (e) Parent has made available to the Company a true and correct copy of each of the Employee Benefit Plans, and all applicable trust agreements and all contracts relating thereto, or to the funding thereof, (f) all Employee Benefit Plans intended to satisfy applicable Tax qualification requirements, or other requirements necessary to secure favorable Tax or other legal treatment comply in all material respects with such requirements, and (g) adequate accruals for all obligations under the Employee Benefit Plans are reflected in the Parent Financial Statements. Except as described in Section
4.15 of the Parent Disclosure Letter, no agreement, contract or arrangement to which Parent or any of its Subsidiaries is a party would result in a payment that would not be deductible as a result of Section 280G of the Code.

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    Section 4.16. TAKEOVER STATUTES. No "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation enacted under any Cayman Islands law is applicable to the Schemes or the other transactions contemplated hereby.

    Section 4.17. OPINION OF FINANCIAL ADVISOR. Parent has received the opinion of Goldman Sachs, dated March 15, 1998, to the effect that, as of such date, the consideration to be received in the Parent Scheme by the shareholders of Parent is fair to the shareholders of Parent from a financial point of view, a copy of which opinion has been delivered to the Company.

    Section 4.18. RIGHTS AGREEMENT.

        (a) Prior to the Company entering into this Agreement, Parent has taken all actions necessary such that, for all purposes under the Parent Rights Agreement, neither the Company nor New Parent shall be deemed an Acquiring Person (as defined in the Parent Rights Agreement), the Distribution Date (as defined in the Parent Rights Agreement) shall not be deemed to occur and the Parent Rights issuable pursuant to the Parent Rights Agreement will not separate from the Parent Shares as a result of Parent's or the Company's entering into this Agreement or consummating the Schemes and/or the other transactions contemplated hereby.

        (b) Parent has taken all necessary action with respect to all of the outstanding Parent Rights so that, as of immediately prior to the Effective Time, (i) neither Parent, New Parent nor the Company will have any obligations under the Parent Rights or the Parent Rights Agreement and (ii) the holders of the Parent Rights will have no rights under the Parent Rights or the Parent Rights Agreement.

    Section 4.19. INSURANCE MATTERS.

        (a) All reinsurance and coinsurance treaties or agreements, including retrocessional agreements, to which Parent or any Parent Insurance Subsidiary is a party or under which Parent or any Parent Insurance Subsidiary has any existing rights, obligations or liabilities are in full force and effect, except for such treaties or agreements the failure to be in full force and effect of which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on Parent.

        (b) Prior to the date hereof, Parent has delivered or made available to the Company a true and complete copy of any actuarial reports prepared by actuaries, independent or otherwise, with respect to Parent or any Parent Insurance Subsidiary since October 31, 1996, and all attachments, addenda, supplements and modifications thereto (the "PARENT ACTUARIAL ANALYSES"). The information and data furnished by Parent or any Parent Insurance Subsidiary to its independent actuaries in connection with the preparation of the Parent Actuarial Analyses were accurate in all material respects.

    Section 4.20. LIABILITIES AND RESERVES.

    Except for instances where the failure of the following statements to be true would not reasonably be likely to have a Material Adverse Effect on Parent,
(i) the reserves carried on the financial statements of each Parent Insurance Subsidiary for future insurance policy benefits, losses, claims and similar purposes were, as of the respective dates of such financial statements, compliance with the requirements for reserves established by the insurance departments of the jurisdiction of such Parent Insurance Subsidiary, were determined in accordance with generally accepted actuarial standards and principles consistently applied, and were fairly stated in accordance with sound actuarial and statutory accounting principles; (ii) such reserves were adequate in the aggregate to cover the total amount of all reasonably anticipated liabilities of Parent and each Parent Insurance Subsidiary under all outstanding insurance, reinsurance and other applicable agreements as of the respective dates of such financial statements; and (iii) the admitted assets of each Parent Insurance Subsidiary as determined under applicable laws are in an amount at least equal to the minimum amounts required by applicable laws.

    Section 4.21. INVESTMENT COMPANY. Except as set forth in Section 4.21 of the Parent Disclosure Letter, neither Parent nor any of its Subsidiaries conducts activities of or is otherwise deemed under applicable law to control an "investment advisor" as such term is defined in Section 2(a)(20) of the 1940 Act, whether

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or not registered under the Investment Advisers Act of 1940, as amended. Except as set forth in Section 4.21 of the Parent Disclosure Letter, neither Parent nor any of its Subsidiaries is an "investment company" as defined under the 1940 Act, and neither Parent nor any of its Subsidiaries sponsors any Person that is such an investment company.

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                                  ARTICLE FIVE
                                   COVENANTS

    Section 5.1. CONDUCT OF BUSINESS OF THE COMPANY. Except as expressly contemplated by this Agreement, as set forth in Section 5.1 of the Company Disclosure Letter or as consented to in writing by Parent, during the period from the date of this Agreement to the Effective Time, the Company and its Subsidiaries will conduct their operations and (to the extent it is able to control them) the operations of the Syndicates only in, and neither the Company nor any of its Subsidiaries shall take any action and shall not take any action in relation to the Syndicates (to the extent it is able to control them) except in, the ordinary and usual course of business and consistent with past practice, and the Company and its Subsidiaries will use their reasonable best efforts to preserve intact their business organization, to keep available the services of their officers and employees and to maintain advantageous relationships with customers, business partners and others having business relationships with the Company or its Subsidiaries or the Syndicate, as the case may be. Without limiting the generality of the foregoing, prior to the Effective Time, neither the Company nor any of its Subsidiaries will, except as expressly contemplated by this Agreement, without the prior written consent of Parent:

    (a) split, combine or reclassify any shares, declare, pay or set aside for payment any dividend or other distribution payable in cash, shares, property or otherwise in respect of its shares, or directly or indirectly redeem, purchase or otherwise acquire any shares, or other securities, other than quarterly dividends in an amount not in excess of $.825 per share; after the date of this Agreement, Parent and the Company will coordinate with each other regarding the declaration of dividends in respect of the Parent Shares and the Shares and the record dates and payment dates relating thereto, it being the intention of the parties that holders of Parent Shares and Shares will not receive two dividends, or fail to receive one dividend, for any single calendar quarter with respect to their Shares and/or Parent Shares and the New Parent Shares any such holder receives in exchange therefor in the Schemes;

    (b) authorize for issuance, issue, sell, pledge, dispose of or encumber, deliver or agree or commit to issue, sell, pledge or deliver (whether through the issue or granting of any options, warrants, commitments, subscriptions, rights to purchase or otherwise) any shares of any class of the Company or any securities convertible into or exercisable or exchangeable for shares of any class of the Company, except as required by agreements as in effect as of the date hereof or as disclosed in Section 5.1(b) of the Company Disclosure Letter, or amend any of the terms of any such securities or agreements outstanding as of the date hereof;

    (c) (i) incur or assume any debt except for borrowings in the ordinary course of business consistent with past practices, (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person except in the ordinary course of business, (iii) make any loans or advances to any Person other than loans or advances of out-of-pocket expenses incurred in connection with the business of the Company or its Subsidiaries, or make any capital contributions to, or investments in, any other Person except, after consultation with Parent, in the ordinary course of business, (iv) pledge or otherwise encumber shares of the Company or its Subsidiaries, or (v) mortgage or pledge any of its material assets, tangible or intangible, or create any Lien thereupon other than Permitted Liens;

    (d) except as may be required by law or as contemplated by this Agreement, including Section 5.9, enter into, adopt, or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, share appreciation right, restricted shares, performance unit, share equivalent, share purchase agreement, pension, retirement, deferred compensation, employment, severance or other Employee Benefit Plan; or enter into or amend any employment or severance agreement with, increase in any manner the salary, wages, bonus, commission, or other compensation or benefits of any director or officer (at the level of Vice President or above) of the Company or any of its Subsidiaries; or increase in any

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manner the salary, wages, bonus, commission, or other compensation or benefits of any director, officer, employee or agent of the Company or any of its Subsidiaries, except for increases in the ordinary course of business and consistent with past practice (which, in the case of directors and officers at the level of Vice President or above, shall only be made after consultation with Parent); or hire employees at the level of Vice President or above except after consultation with Parent; or pay any benefit not required by any plan and arrangement as in effect as of March 16, 1998 (including, without limitation, the granting of stock options, share appreciation rights or performance units);

    (e) acquire (by merger, amalgamation, consolidation or acquisition of shares or assets) any corporation, partnership or other business organization or division thereof or make any material investment either by purchase of shares or securities, contributions to capital, property transfer, or acquisition (including by lease) of any material amount of properties or assets of any other individual or entity, except for the purchase of investment shares or securities in the ordinary course of business;

    (f) except after consultation with Parent, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise) against the Company or any of its Subsidiaries, its directors, officers, employees or agents, other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice;

    (g) propose to amend the memorandum of association, articles of association or any similar document of the Company or any of its Subsidiaries;

    (i) propose to adopt a plan of complete or partial liquidation or resolutions providing for the complete or partial liquidation, dissolution, amalgamation, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;

    (j) except as set forth in Section 5.1(i) of the Company Disclosure Letter, enter into any new lines of business (whether or not part of the insurance or reinsurance business) or, without prior consultation with Parent, change any policy forms, investment policies or guidelines or otherwise make material changes to the operation of its business, or its loss reserve;

    (k) except as set forth in Section 5.1(j) of the Company Disclosure Letter, sell (whether by amalgamation, consolidation or otherwise), lease, encumber, transfer or dispose of any material assets (including without limitation, rights of renewal) outside the ordinary course of business consistent with past practice, or enter into any material commitment or transaction outside the ordinary course of business consistent with past practices;

    (l) except as may be required as a result of a change in law or in GAAP, change any of the accounting principles or practices used by it;

    (m) amend the Rights or the Rights Agreement in any manner adverse to Parent;

    (n) enter into any agreement providing the acceleration or payment or performance or other consequence as a result of a change in control of the Company or any of its Subsidiaries; or

    (o) resolve, commit or agree to take any of the foregoing actions or any action which would make any representation or warranty in Article THREE hereof materially untrue or incorrect.

    Section 5.2. CONDUCT OF BUSINESS OF PARENT. Except as expressly contemplated by this Agreement or consented to in writing by the Company, during the period from the date of this Agreement to the Effective Time, Parent and its Subsidiaries will use their reasonable best efforts to preserve intact their business organization and to maintain advantageous relationships with customers, business partners and others having business relationships with Parent or its Subsidiaries, as the case may be. Without limiting the generality of the foregoing, prior to the Effective Time, neither Parent nor any of its Subsidiaries will, except as expressly contemplated by this Agreement (or
Section 5.2 of the Parent Disclosure Letter), without the prior written consent of the Company:

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    (a) split, combine or reclassify any shares, declare, set aside or pay
(whether in cash or property, but excluding dividends in shares) any dividends on, or make any other distributions in respect of, any shares other than dividends and distributions by any direct or indirect wholly owned Subsidiary of Parent to its parent and except for regular quarterly cash dividends declared by the Board of Directors of Parent;

    (b) amend or propose to amend the memorandum of association, articles of association or any similar document of Parent in any manner adverse to the shareholders of the Company;

    (c) adopt a plan of complete or partial liquidation or resolutions providing for the complete or partial liquidation, dissolution, amalgamation, consolidation, restructuring, recapitalization or other reorganization of Parent;

    (d) except as may be required as a result of a change in law or in GAAP, change any of the accounting principles or practices used by it;

    (e) enter into any material acquisition outside the ordinary course of business; or

    (f) resolve, commit or agree to take any of the foregoing actions or any action which would make any representation or warranty in Article FOUR hereof materially untrue or incorrect.

    Section 5.3. ACQUISITION PROPOSALS. Without the prior written consent of Parent, the Company shall not, and shall cause its Subsidiaries and its Subsidiaries' officers, directors, agents, advisors and affiliates not to, solicit or encourage inquiries or proposals with respect to, or engage in any negotiations concerning, or provide any confidential information to, or have any discussions with, any such Person relating to, any tender offer or exchange offer for, or any proposal for the acquisition of a substantial equity interest in, or a substantial portion of the assets of, or any merger or consolidation with, the Company or any of its Subsidiaries and any such inquiries, proposals or discussions shall be immediately terminated; PROVIDED, HOWEVER, that the Company may, and may authorize and permit its officers, directors, employees or agents to, furnish or cause to be furnished confidential information and may participate in such discussions and negotiations if the Company's Board of Directors, after having consulted with and considered the advice of outside counsel, has determined that the failure to provide such information or participate in such negotiations and discussions would cause the members of such Board of Directors to breach their fiduciary duties under applicable laws. The Company shall promptly (within 24 hours) advise Parent of its receipt of any such proposal or inquiry, and, subject to the fiduciary duties of its Board of Directors, of the substance thereof and of the identity of the Person making such proposal or inquiry, and shall, subject to the fiduciary duties of its Board of Directors, keep Parent reasonably informed on a current basis of the status of such proposal or inquiry.

    Section 5.4. ACCESS TO INFORMATION. Between the date of this Agreement and the Effective Time, each of Parent and the Company shall (and shall cause its Subsidiaries to) afford to authorized representatives (including, without limitation, attorneys, auditors, financial advisors and actuaries) of the other reasonable access during normal business hours to all its personnel, offices and other facilities and to its books and records and will permit such party and its authorized representatives to make such inspections of its financial and operating data and other information with respect to its business and properties as such party and its authorized representatives may from time to time reasonably request. No information or knowledge obtained in any investigation pursuant to this Section 5.4 shall affect or be deemed to modify any representation or warranty contained in the Agreement or the conditions to the obligations of the parties to consummate the Schemes. The confidentiality of all such documents and information furnished in connection with the transactions contemplated by this Agreement shall be governed by the terms of the Confidentiality Letter.

    Section 5.5. S-4; REGULATORY MATTERS. Parent and Company shall promptly prepare the Joint Proxy Statement, and Parent shall promptly prepare and file with the SEC, pursuant to Rule 14a-6(a) under the Exchange Act, the Joint Proxy Statement, in which the substance of the S-4 shall be included. Parent and

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the Company shall cause New Parent to file the S-4 promptly after the conclusion of the SEC's review of the Joint Proxy Statement. Each of Parent and the Company shall provide reasonable opportunity for the other to review and comment upon the contents of the Joint Proxy Statement and the S-4 and shall not include therein or omit therefrom any information or supplement to which counsel to the other shall reasonably object or specifically request (as the case may be).
After the date of the mailing of the Joint Proxy Statement, each of Parent and Company agrees promptly to notify the other of and to correct or supplement any information which either of them shall have furnished for inclusion in the Joint Proxy Statement that shall have become false or misleading in any material respect. The Company and Parent shall use reasonable best efforts to have the S-4 declared effective under the Securities Act as promptly as practicable after such filing. Parent shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities and "Blue Sky" laws in connection with the issue of New Parent Shares in the Schemes and upon the exercise of New Parent Options (as defined herein), and the Company shall furnish all information concerning the Company and the holders of Shares as may be reasonably requested in connection with any such action.

    Section 5.6. PUBLIC ANNOUNCEMENTS. Parent and the Company shall not issue any press release or otherwise make any public statements with respect to the Schemes or this Agreement without the approval of the other party as to the wording, timing and media for such press release or statement, except for any press release or statement as may be required by law or any securities exchange, which shall be notified to the other party prior to issuing such press release or disseminating such written material.

    Section 5.7. SUPPLEMENTAL INFORMATION. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all filings, material notices or material communications made by such party with any Governmental Authority (including the SEC or NYSE) in connection with this Agreement or the transactions contemplated hereby.

    Section 5.8. SHAREHOLDERS' MEETINGS. Each of Parent and the Company shall request the Court to convene meetings of its respective shareholders (and, where necessary, classes of shareholders), to be duly called and will give notice of, convene and hold such special meetings as soon as practicable, but in no event more than 45 days, after the S-4 is declared effective for the purpose of approving their respective Schemes. In connection with such meetings, each of Parent and the Company shall mail the Joint Proxy Statement to its respective shareholders. The respective Boards of Directors of each of Parent and the Company shall submit for approval and adoption by its respective shareholders the matters to be voted upon at such meetings, and shall, subject to their fiduciary duties after having consulted with and considered the advice of outside counsel, include in the Joint Proxy Statement the recommendation of its respective Board of Directors that the shareholders vote in favor of the approval and adoption of the Schemes, and each such party shall (subject to the fiduciary duties of its Board of Directors) use reasonable best efforts to secure such approval and adoption. Subject to the provisions of the Mid Ocean Limited Scheme of Arrangement, Parent shall vote all of its Shares in favor of approval and adoption of the Company Scheme).

    Section 5.9. COMPANY OPTIONS AND PARENT OPTIONS.

    (a) (i) At the Effective Time, except as otherwise agreed to by Parent and the holder and except as set forth in Section 5.9(b)(i), each outstanding Company Option (the "COMPANY ROLL-OVER OPTIONS") shall be replaced by a fully vested and exercisable option (a "NEW PARENT OPTION") to acquire New Parent Shares, the terms of which shall be no less favorable than the terms currently applicable to such Company Option (except as described in Section 5.9(b)(i)), under a new share option plan to be established by New Parent for such purposes before the Closing Date, all as provided in Section 5.9(b)(i).

    (ii) At the Effective Time, each outstanding Parent Option shall be replaced by a New Parent Option, as provided in Section 5.9(b)(ii).

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    (b) (i) The cancellation of the Company Roll-Over Options and replacement with New Parent Options shall comply in all respects with, and shall be performed in accordance with, the methodology prescribed by the provisions of
Section 424(a) of the Code and the regulations thereunder, and each New Parent Option shall provide the option holder with termination rights that are no less favorable to such holder than were provided under the Company Roll-Over Option for which it was replaced as of the Effective Time; PROVIDED that to the extent the Company Roll-Over Options that were not otherwise exercisable would become automatically exercisable upon the Effective Time (or otherwise in connection with the Scheme), the Company's Board of Directors shall use reasonable efforts to obtain optionees' agreements, if required, that each such Company Roll-Over Option shall be automatically exercisable upon the Effective Time on a pro rata basis with respect to only 50% of the New Parent Shares subject to the New Parent Options issued in replacement of such Company Roll-Over Options upon the Effective Time, and the exercisability of the New Parent Option with respect to the remaining 50% of the unexercisable New Parent Shares shall be governed by the other terms and conditions of the New Parent Option. To the extent the Company has the unilateral legal right to obtain the result set forth in the proviso to the previous sentence, it shall do so. The parties contemplate that, consistent with the methodology prescribed by Section 424(a) of the Code and the applicable regulations thereunder (A) the number of New Parent Shares subject to such New Parent Option will be determined by multiplying to the number of Shares subject to the Company Roll-Over Options by the Exchange Ratio (rounded to the next higher whole number with respect to each holder thereof), and (B) the exercise price under such New Parent Option will be determined by dividing the exercise price per share under the Roll-Over Option in effect immediately prior to the Company Scheme Effective Time by the Exchange Ratio, and rounding the exercise price thus determined to the nearest whole cent (a half-cent shall be rounded to the next higher whole cent).

    (ii) The cancellation of the Parent Options and replacement with New Parent Options (or the assumption of such options pursuant to their terms) shall comply, to the extent applicable, in all respects with, and shall be performed in accordance with, the methodology prescribed by the provisions of Section 424(a) of the Code and the regulations thereunder, and each New Parent Option shall provide the option holder with vesting and termination rights that are no less favorable to such holder than were provided under the Parent Option for which it was replaced as of the Effective Time (except as described in Section 5.9(b)(i)). The parties contemplate that, consistent with the methodology prescribed by Section 424(a) of the Code, to the extent applicable, and the applicable regulations thereunder (A) the number of New Parent Shares subject to such New Parent Option will be equal to the number of Parent Shares subject to the replaced Parent Option, and (B) the exercise price under such New Parent Option will be equal to the exercise price under the replaced Parent Option.

    (c) (i) As promptly as practicable after the Effective Time, New Parent shall issue to each holder of an outstanding Company Option a document evidencing the New Parent Option having the terms provided for in Section 5.9(b)(i), and effective as of the Effective Time.

    (ii) As promptly as practicable after the Effective Time, New Parent shall issue to each holder of an outstanding Parent Option a document evidencing the New Parent Option having the terms provided for in Section 5.9(b)(ii), and effective as of the Effective Time.

    (d) If the New Parent Options issued pursuant to Sections 5.9(a)(i) and (ii) are not already covered by an effective registration statement, New Parent will file a registration statement as promptly as practicable after the Effective Time, which registration statement will cover the New Parent Shares issuable upon exercise of the New Parent Options granted in substitution of the Company Roll-Over Options and the Parent Options, and New Parent will use its reasonable best efforts to cause such registration statement to become effective under the Securities Act and to maintain such registration statement in effect until the exercise or termination of all such New Parent Options.

    Section 5.10. TAKEOVER LAWS. The parties shall use their reasonable best efforts to exempt the transactions contemplated by this Agreement from, or if necessary challenge the validity or applicability of,

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any applicable takeover or change of control law, and otherwise act to eliminate or minimize the effects of any applicable takeover or change of control law.

    Section 5.11. AFFILIATES.

    (a) At least five days prior to the Closing Date, the Company shall deliver to Parent a letter identifying all persons who are anticipated to be, at the time of the Company shareholders meeting, "affiliates" of the Company for purposes of Rule 145 under the Securities Act ("RULE 145"). The Company shall use reasonable best efforts to cause each Person who is identified as an "affiliate" in such letter to deliver to Parent, prior to the Closing Date, a written agreement in connection with restrictions on affiliates under Rule 145, in form mutually agreeable to the Company and Parent.

    (b) At least five days prior to the Closing Date, Parent shall deliver to the Company a letter identifying all Persons who are anticipated to be, at the time of the Parent shareholders meeting, "affiliates" of Parent for purposes of Rule 145. Parent shall use reasonable best efforts to cause each Person who is identified as an "affiliate" in such letter to deliver to the Company, prior to the Closing Date, a written agreement in connection with restrictions on affiliates under Rule 145, in form mutually agreeable to the Company and Parent.

    Section 5.12. STOCK EXCHANGE LISTING. Parent and New Parent shall use reasonable best efforts to cause the New Parent Voting Shares to be issued in the Schemes and the New Parent Shares to be reserved for issue upon exercise of New Parent Options to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Closing Date.

    Section 5.13. INDEMNIFICATION.

    (a) From and after the Effective Time, New Parent shall indemnify, defend and hold harmless the officers and directors of the Company (the "INDEMNIFIED PARTIES") against all losses, expenses, claims, damages and liabilities arising out of the transactions contemplated by this Agreement to the fullest extent permitted or required under applicable law (including, without limitation, reasonable attorneys' fees). Subject to any limitations imposed by Cayman Islands law and public policy, to the extent applicable, Parent and New Parent agree that all rights to indemnification existing in favor of the directors and officers, of the Company or any Subsidiary of the Company as provided in the Company's or any such Subsidiary's memorandum of association and articles of association (or analogous documents) or existing indemnification agreements, as in effect as of the date hereof, with respect to matters occurring through the Effective Time, shall survive the Schemes and shall continue in full force and effect, and New Parent shall guaranty the obligations of the Company in respect thereof; PROVIDED, HOWEVER, that this shall not limit the ability of New Parent to effect any corporate restructuring of its Subsidiaries.

    (b) New Parent will cause to be maintained for a period of not less than six years from the Effective Time the Company's current directors' and officers' insurance and indemnification policy to the extent that it provides coverage for events occurring prior to the Effective Time (the "D&O INSURANCE") for any of the Indemnified Parties; PROVIDED, HOWEVER, that Parent may, in lieu of maintaining such existing D&O Insurance as provided above, cause comparable coverage to be provided under any policy maintained for the benefit of the directors and officers of Parent or any of its Subsidiaries, so long as (i) the issuer thereof has an A.M. Best Company rating of A or better and (ii) the material terms thereof are no less advantageous to the Indemnified Parties than the existing D&O Insurance. If the existing D&O Insurance expires, is terminated or cancelled during such six-year period, New Parent will cause to be obtained, to the extent commercially available, replacement D&O Insurance on terms and conditions no less advantageous to the Indemnified Parties than the existing D&O Insurance. Notwithstanding the foregoing, in satisfying its obligation under this Section 5.13(b), New Parent shall not be obligated to pay premiums in excess of 200% of the premium paid or to be paid by the Company in the fiscal year ended October 31, 1997, which amounts have been disclosed to Parent and New Parent, but PROVIDED FURTHER that New Parent shall

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nevertheless be obligated to provide such coverage as may be obtained for 200%
of the premium to be paid by the Company for such insurance in the fiscal year ending October 31, 1997.

    Section 5.14. REASONABLE BEST EFFORTS. Upon the terms and subject to the conditions hereof, each of the parties hereto will use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement and shall use its reasonable best efforts to obtain all waivers, permits, consents and approvals and to effect all registrations, filings and notices with or to third parties or Governmental Authorities which are necessary or desirable in connection with the transactions contemplated by this Agreement. If, at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers or directors of each of the parties hereto shall take such action.

    Section 5.15. POST-CLOSING MATTERS.

    (a) Parent and its Affiliates shall (and, following the Company Effective Time, New Parent shall) take no action with respect to the shares, assets or liabilities of Parent or the Company, including, without limitation, the filing of Tax returns or reports, that would be inconsistent with the qualification of the Schemes as tax-free under Section 351 of the Code; PROVIDED, HOWEVER, that Parent and its Affiliates may file with the appropriate Governmental Authorities and execute all documents necessary to consummate the Schemes and other transactions contemplated by this Agreement.

    (b) Upon request, New Parent shall cooperate with any Parent shareholder or any Company shareholder in the completion and administration of a gain recognition agreement under Section 367 of the Code.

    Section 5.16. EMPLOYEE BENEFIT PLANS; EXISTING AGREEMENTS.

    (a) Following the Effective Time, the employees of the Company (the "COMPANY EMPLOYEES") shall be entitled to participate in the employee benefit plans of New Parent or Parent in which similarly situated employees of Parent ("PARENT EMPLOYEES") participate, to the same extent as similarly situated employees of Parent.

    (b) With respect to each Company Plan that is an "employee benefit plan," as defined in Section 3(3) of ERISA, for purposes of determining eligibility to participate, vesting, and entitlement to benefits, including for severance benefits and vacation entitlement (but not for accrual of pension benefits except to the extent that past service credit is provided to Parent Employees), service with the Company and its Subsidiaries by Company Employees employed immediately after the Effective Time shall be treated as service with Parent and New Parent, and with respect to Parent Employees employed immediately after the Parent Scheme Effective Time, service with the Parent and its Subsidiaries shall be treated as service with New Parent; PROVIDED, HOWEVER, that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits. Such service also shall apply for purposes of satisfying any waiting periods, evidence of insurability requirements, or the application of any preexisting condition limitations. Company Employees and Parent Employees shall be given credit for amounts paid under a corresponding benefit plan during the same period for purposes of applying deductibles, copayments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the New Parent Plan.

    (c) Following the Effective Time, New Parent shall honor in accordance with their terms all employment, severance and other compensation agreements and arrangements existing on or prior to the execution of this Agreement which are between the Company and any director, officer or employee thereof and which have been disclosed in the Company Disclosure Letter and previously have been delivered to Parent.

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                                  ARTICLE SIX

                           CONDITIONS TO THE SCHEMES

    Section 6.1. CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE SCHEMES. The respective obligations of each party to this Agreement to consummate the Schemes and to effect the actions referred to in Section 2.2(c) shall be subject to the following conditions:

    (a) The Schemes and the other transactions contemplated hereby shall have been approved and adopted by any requisite vote or consent of (i) the relevant classes of the Company's shareholders as required by the Companies Law and (ii) the relevant classes of the Parent's shareholders as required by the Companies Law and (if applicable) the NYSE and (iii) orders of the Court sanctioning the Parent Scheme and the Company Scheme.

    (b) Those regulatory and other approvals required to consummate the Schemes and the other transactions contemplated hereby, that are specified in Section 6.1(b) of the Company Disclosure Letter and the Parent Disclosure Letter, shall have been obtained (without any terms or conditions to such approvals which would impose material and adverse limitations on the ability of New Parent and its Subsidiaries to conduct their business after the Effective Time, which would require changes to the terms of the Schemes which would be material and adverse to New Parent, Parent or the Company or which would change the consideration payable to shareholders in the Schemes) and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired.

    (c) No order, decree or injunction of any court or agency of competent jurisdiction shall be in effect, and no law, statute or regulation shall have been enacted or adopted, that enjoins, prohibits or makes illegal consummation of any of the transactions contemplated hereby; PROVIDED, HOWEVER, that each of Parent and the Company shall have used its reasonable best efforts to prevent any such rule, regulation, injunction, decree or other order, and to appeal as promptly as possible any injunction, decree or other order that may be entered.

    (d) The S-4 shall have been declared effective by the SEC and shall not be subject to a stop order or threatened stop order.

    (e) The New Parent Shares which shall be issued to holders of Shares upon consummation of the Schemes shall have been authorized for trading on the NYSE, subject to official notice of issuance.

    (f) New Parent and Parent shall have received an opinion of Wachtell, Lipton, Rosen & Katz and the Company shall have received an opinion of Davis Polk & Wardwell, in each case dated the Effective Date, on the basis of facts, representations and assumptions set forth in such opinions that are consistent with the facts existing on the Effective Date, substantially to the effect that
(i) the Schemes will qualify as an exchange under Section 351(a) of the Code,
(ii) no gain or loss will be recognized by United States transferors of Parent Shares who own less than 5% of both the total voting power and the total value of the shares of New Parent immediately after the Schemes, and who do not receive any cash pursuant to the cash election procedures, upon the receipt of solely New Parent Shares pursuant to the Parent Scheme, (iii) no gain or loss will be recognized by United States transferors of Parent Shares who own 5% or more of the total voting power or the total value of the New Parent Shares immediately after the Schemes, and who do not receive any cash pursuant to the cash election procedures, upon the receipt of solely New Parent Shares pursuant to the Parent Scheme, PROVIDED that such United States transferors enter into gain recognition agreements meeting the requirements of Internal Revenue Service Notice 87-85 and applicable United States Treasury regulations, (iv) no gain or loss will be recognized by United States transferors of Shares who own less than 5% of both the total voting power and the total value of the New Parent Shares immediately after the Schemes, and who do not receive any cash pursuant to the cash election procedures, upon the receipt of solely New Parent Shares pursuant to the Company Scheme (except with respect to cash received in lieu of a fractional share interest in New Parent Shares), and (v) no gain or loss will be

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recognized by United States transferors of Shares who own 5% or more of the total voting power or the total value of the shares of New Parent immediately after the Schemes, and who do not receive any cash pursuant to the cash election procedures, upon the receipt of solely New Parent Shares pursuant to the Company Scheme (except with respect to cash received in lieu of a fractional share interest in New Parent Shares), PROVIDED that such United States transferors enter into gain recognition agreements meeting the requirements of Internal Revenue Service Notice 87-85 and applicable United States Treasury regulations. In rendering such opinions, counsel may require and rely upon representations contained in certificates of officers of Parent, the Company, foreign counsel and others.

    Section 6.2. ADDITIONAL CONDITIONS TO THE COMPANY'S OBLIGATION TO EFFECT THE SCHEMES. The obligation of the Company to consummate the Schemes and to effect the actions referred to in Section 2.2(c) shall be further subject to the following conditions unless waived in accordance with Section 8.3:

    (a) Parent shall have performed in all material respects the obligations and covenants to be performed by it on or prior to the Effective Time.

    (b) The representations and warranties of Parent contained in this Agreement that are qualified as to materiality shall be true and correct and the representations and warranties of Parent contained in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made as of and on the Closing Date, except for such failure or failures to be true and correct (or true and correct in all material respects) as would not, individually or in the aggregate, have or be reasonably expected to have, a Material Adverse Effect on Parent.

    (c) The Company shall receive customary closing documents in form and substance reasonably satisfactory to it, including a certificate of an executive officer of Parent certifying compliance with the conditions set forth in Sections 6.2(a) and (b).

    Section 6.3. ADDITIONAL CONDITIONS TO PARENT'S OBLIGATION TO EFFECT THE SCHEMES. The obligation of Parent to consummate the Schemes and to effect the actions referred to in Section 2.2(c) shall be further subject to the following conditions unless waived in accordance with Section 8.3:

    (a) The Company shall have performed in all material respects the obligations and covenants to be performed by it on or prior to the Effective Time.

    (b) The representations and warranties of the Company contained in this Agreement that are qualified as to materiality shall be true and correct and the representations and warranties of the Company contained in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made as of and on the Closing Date, except for such failure or failures to be true and correct (or true and correct in all material respects) as would not, individually or in the aggregate, have or be reasonably expected to have, a Material Adverse Effect on the Company.

    (c) Parent shall receive customary closing documents in form and substance reasonably satisfactory to it, including a certificate of an executive officer of the Company certifying compliance with the conditions set forth in Sections 6.3(a) and (b).

    (d) The Rights Agreement shall have been amended or the Rights shall have been redeemed or otherwise terminated, and no trigger event shall have occurred thereunder.

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                                 ARTICLE SEVEN

                          TERMINATION AND ABANDONMENT

    Section 7.1. TERMINATION BY THE COMPANY FOR BREACH. The Company may terminate this Agreement, to the extent not performed, if there shall not have been a material uncured breach by the Company of any representation, warranty, covenant or agreement set forth herein and there shall have been a material breach by the Parent of any representation, warranty, covenant, or agreement set forth herein, which breach shall have or reasonably be expected to have a Material Adverse Effect on Parent and shall not have been cured within 30 days of the Parent's receipt of written notice specifying Parent's breach and the Company's intention to terminate this Agreement pursuant to this Section 7.1.

    Section 7.2. TERMINATION BY PARENT FOR BREACH.

    (a) Parent may terminate this Agreement to the extent not performed, if there shall not have been a material uncured breach by Parent of any representation, warranty, covenant, or agreement set forth herein and there shall have been a material breach by the Company of any representation, warranty, covenant or agreement set forth herein, which breach shall have or reasonably be expected to have a Material Adverse Effect on the Company and shall not have been cured within 30 days of the Company's receipt of written notice specifying the Company's breach and Parent's intention to terminate this Agreement pursuant to this Section 7.2.

    (b) Parent may terminate any and all of its obligations under this Agreement to the extent not performed, if any Person shall have effected a merger, amalgamation or other combination with the Company, or shall have entered into a definitive agreement or an agreement in principle with the Company with respect to any of the foregoing or with respect to an acquisition of more than 10% of the Shares or Total Voting Power or total assets of the Company.

    Section 7.3. TERMINATION BY THE COMPANY OR PARENT. This Agreement may be terminated and the Schemes contemplated hereby may be abandoned at any time prior to the Parent Scheme Effective Time, whether before or after approval of the Schemes by the shareholders of the Company or Parent:

    (a) by mutual written consent of the Parent and the Company;

    (b) by either Parent or the Company by written notice to the other:

        (i) if the Parent Scheme Effective Time shall not have occurred on or before October 31, 1998; PROVIDED, HOWEVER, that the right to terminate this Agreement under this Section 7.3(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date;

        (ii) if a Governmental Authority shall have issued a final and nonappealable order, decree or ruling or taken any other action, in each case, permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement;

       (iii) if the required approval of the classes of shareholders of the Company shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of such shareholders or at any adjournment or postponement thereof; PROVIDED that, if the terminating party is the Company, the Company shall not be in material breach of its obligations under Section 5.8; or

        (iv) if the required approval of the shareholders of Parent shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of such shareholders or at any adjournment or postponement thereof; PROVIDED, that, if the terminating party is Parent, Parent shall not be in material breach of its obligations under Section 5.8.

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    Section 7.4. PROCEDURE AND EFFECT OF TERMINATION.

    (a) In the event of the termination of this Agreement, except as set forth in Section 7.4(b), none of Parent, the Company or New Parent shall have any obligation to perform hereunder from and after the date of such termination, except that Sections 5.4 (the last sentence only) (Confidentiality), 5.6 (Public Announcements), 8.5 (Expenses), 8.8 (Notices) and 8.9 (Governing Law) shall survive such termination and remain in full force and effect notwithstanding such termination. No termination hereof shall relieve Parent or the Company from liability for any breach of this Agreement.

    (b) If (i) this Agreement (x) is terminated by Parent pursuant to Section 7.2(b), (y) is terminated by any party pursuant to Section 7.3(b)(iii) or (z) is terminated by any party as a result of the Company's material breach of its obligations under Section 5.8, and (ii) at the time of such termination or prior to the meeting of the Company's shareholders called pursuant to Section 5.8 there shall have been a third-party tender offer for Shares, or a third-party offer or proposal with respect to a merger, amalgamation, scheme of arrangement or other business combination involving the Company or any of its Subsidiaries or a sale or other transfer of a material portion of its or their assets (any such transaction a "BUSINESS COMBINATION"), and (iii) within one and one-half years of any such termination described in clause (i) above, the Company consummates a Business Combination with a third party which Business Combination provides consideration per Share in excess of $70.00 (based, in the case of a Business Combination in which such consideration consists in part or in full of publicly traded securities, on the average closing price for such publicly traded securities as reported in the Wall Street Journal for the 10 trading days preceding the date of consummation of such Business Combination), then the Company (jointly and severally with its affiliates), upon the consummation (and as a condition to the closing) of such a Business Combination, will pay to the other party a termination fee equal to $65 million in cash plus the out-of-pocket fees and expenses incurred by Parent (including, without limitation, fees and expenses payable to all legal, accounting, financial, public relations and other professional advisors) arising out of, in connection with or related to the Schemes or the transactions contemplated by this Agreement.

    (c) If (i) this Agreement (x) is terminated by any party pursuant to Section 7.3(b)(iv) or (y) is terminated by any party as a result of Parent's material breach of its obligations under Section 5.8, and (ii) at the time of such termination or prior to the meeting of Parent's shareholders called pursuant to
Section 5.8 there shall have been a third-party tender offer for Parent Shares, or a third-party offer or proposal with respect to a Business Combination involving Parent or any of its Subsidiaries, and (iii) within one and one-half years of any such termination described in clause (i) above, Parent consummates a Business Combination with a third party which Business Combination provides consideration per Share in excess of $79.00 (based, in the case of a Business Combination in which such consideration consists in part or in full of publicly traded securities, on the average closing price for such publicly traded securities as reported in the Wall Street Journal for the 10 trading days preceding the date of consummation of such Business Combination), then Parent (jointly and severally with its affiliates), prior to or upon the consummation (and as a condition to the closing) of such a Business Combination, will pay to the other party a termination fee equal to $65 million in cash plus the out-of-pocket fees and expenses incurred by the Company (including, without limitation, fees and expenses payable to all legal, accounting, financial, public relations and other professional advisors) arising out of, in connection with or related to the Schemes or the transactions contemplated by this Agreement.

                                 ARTICLE EIGHT

                            MISCELLANEOUS PROVISIONS

    Section 8.1. NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. None of the representations, warranties, covenants or agreements contained in this Agreement shall survive the

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Closing, except for those covenants and agreements contained in this Agreement that by their terms apply or are to be performed in whole or in part after the Closing.

    Section 8.2. AMENDMENT AND MODIFICATION. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement signed on behalf of each party hereto at any time prior to the Parent Scheme Effective Time with respect to any of the terms contained herein except that after the meetings of the shareholders of the Company as contemplated by Section 5.8, the Company Scheme Consideration to be paid pursuant to this Agreement to the holders of Shares shall in no event be decreased and the form of consideration to be received by the holders of such Shares in the Company Scheme shall in no event be altered without the approval of such holders.

    Section 8.3. WAIVER OF COMPLIANCE; CONSENTS. Any failure of Parent or New Parent, on the one hand, or the Company, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived in writing by the Company or Parent, respectively, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 8.3.

    Section 8.4. SEVERABILITY AND VALIDITY. The provisions set forth in this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in any jurisdiction, the remainder of this Agreement, and the application of such provision to other Persons or circumstances, shall not be affected thereby, and shall remain valid and enforceable in such jurisdiction, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    Section 8.5. EXPENSES AND OBLIGATIONS. Each of the parties shall pay its own expenses incurred in connection with the negotiation and preparation of this Agreement, the performance of its covenants herein, and the effectuation of the transactions contemplated hereby, including, without limitation, all fees and disbursements of its respective legal counsel, advisors and accountants; PROVIDED, HOWEVER, that nothing in this Section 8.5 shall negate any obligation of either Parent or the Company to pay the termination fee specified in Sections 7.4(b) and (c). Each party to this Agreement shall indemnify and hold harmless the other against any claim for fees or commissions of brokers, finders, agents, or bankers retained or purportedly retained by the indemnitor party in connection with the transactions contemplated by this Agreement.

    Section 8.6. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement, except for Sections 2.7, 2.8, 5.9 and 5.13 (which are intended to be for the benefit of the Persons referred to therein and may be enforced by such Persons).

    Section 8.7. ADDITIONAL AGREEMENTS. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action; and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each corporation which is a party to this Agreement shall take all necessary action.

    Section 8.8. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

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        (a) if to Parent, New Parent, or the Company after the Effective Time, to:

                           EXEL Limited
                           Cumberland House
                           1 Victoria Street
                           Hamilton HM11
                           Bermuda
                           Telephone:  (441) 292-8515
                           Facsimile:   (441) 292-5280
                           Attention:   Brian M. O'Hara

                    with copies to:

                           Wachtell, Lipton, Rosen & Katz

                           51 West 52nd Street

                           New York, New York 10019

                           Telephone:  (212) 403-1000

                           Facsimile:   (212) 403-2000

                           Attention:   Craig M. Wasserman

        (b) if to the Company prior to the Effective Time, to:

                           Mid Ocean Limited
                           Richmond House
                           12 Par-La-Ville Road
                           Hamilton HM08
                           Bermuda
                           Telephone:  (441) 292-1358
                           Facsimile:   (441) 292-5226
                           Attention:   Michael A. Butt

                    with a copy to:

                           Davis Polk & Wardwell
                           450 Lexington Avenue
                           New York, NY 10017
                           Telephone:  (212) 450-4000
                           Facsimile:   (212) 450-4800
                           Attention:   George R. Bason, Jr.

    Section 8.9. GOVERNING LAW; SUBMISSION TO JURISDICTION.

    (a) Except for Article TWO, which shall be governed by and construed in accordance with the laws of the Cayman Islands, this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws rules thereof.

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    (b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated by this Agreement may be brought against any of the parties in any federal court located in the State of New York or any New York state court, and each of the parties hereto consents to the non-exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world and, without limiting the generality of the foregoing, each party hereto agrees that service of process upon such party at the address referred to in Section 8.8, together with written notice of such service to such party, shall be deemed effective service of process upon such party.

    Section 8.10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

    Section 8.11. HEADINGS. The Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement. References to Articles or Sections, unless otherwise specified, are to Articles and Sections of this Agreement.

    Section 8.12. ENTIRE AGREEMENT; ASSIGNMENT. This Agreement, including the documents and instruments referred to herein and therein, and the Confidentiality Letter embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no agreements, restrictions, promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matters. This Agreement shall not be assigned by operation of law or otherwise, except with the prior written consent of each other party hereto.

                           Preliminary Proxy Material

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed and sealed on its behalf by its duly authorized officers, all as of the day and year first above written.

                                EXEL LIMITED

                                By:  /s/ BRIAN M. O'HARA
                                     -----------------------------------------
                                     Name: Brian M. O'Hara
                                     Title: President and Chief Executive
                                     Officer

Attest:

                               /s/ Paul Giordano
                  -------------------------------------------
                                   SECRETARY
                                     [SEAL]

                                EXEL MERGER COMPANY LTD.

                                By:  /s/ BRIAN M. O'HARA
                                     -----------------------------------------
                                     Name: Brian M. O'Hara
                                     Title: President and Chief Executive
                                     Officer

Attest:

                               /s/ Paul Giordano
                  -------------------------------------------
                                   SECRETARY
                                     [SEAL]

                                MID OCEAN LIMITED

                                By:  /s/ MICHAEL A. BUTT
                                     -----------------------------------------
                                     Name: Michael A. Butt
                                     Title: President and Chief Executive
                                     Officer

Attest:

                                /s/ John Wadson
                  -------------------------------------------
                                   SECRETARY
                                     [SEAL]

                           Preliminary Proxy Material

                                                                      APPENDIX B

                                AMENDMENT NO. 2

    AMENDMENT, dated as of June   , 1998 (the "Amendment"), to the Agreement and
Schemes of Arrangement among EXEL Limited ("Parent"), Exel Merger Company Ltd. ("New Parent") and Mid Ocean Limited (the "Company"), dated March 16, 1998, Amended and Restated April 28, 1998 (as so amended, the "Agreement").

                                  WITNESSETH:

    WHEREAS, pursuant to the Agreement, Parent, New Parent and the Company have approved the terms and conditions of the arrangements pursuant to which Parent and the Company would become subsidiaries of New Parent; and

    WHEREAS, Parent, New Parent and the Company have agreed that the Agreement be amended in the manner provided for in this Amendment,

    NOW, THEREFORE, the parties hereto hereby agree as follows:

    1. DEFINED TERMS. Capitalized terms used but not defined herein shall have the meanings given them in the Agreement. References in the Agreement to the "Agreement" or "this Agreement" and other similar references shall be deemed to refer to the Agreement as amended hereby.

    2. AMENDMENT TO THE AGREEMENT. Article Two of the Agreement is hereby amended by adding the following section immediately after Section 2.11 thereof:

    "Section 2.12. Cash in Lieu of Fractional Shares. Notwithstanding any other provision of this Agreement (but subject to the final sentence of this Section 2.12), each holder of Shares that would otherwise be entitled to receive a fractional New Parent Share pursuant to the Company Scheme (after aggregating all Shares held by such holder) shall receive instead, in accordance with the provisions of this Section 2.12, an amount in cash in lieu of such fractional New Parent Share (without interest) determined by multiplying such fraction by the Valuation Period Market Value. Any cash to be paid in lieu of any fractional New Parent Share, shall be distributed in accordance with the Mid Ocean Limited Scheme of Arrangement which shall be in a form agreed by the parties. This
Section 2.12 shall not in any way limit the operation of or the rights granted holders of Shares under Section 2.11 of the Agreement."

    3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Parent and to New Parent that the execution, delivery and performance by the Company of this Amendment and the consummation by the Company of the transactions contemplated hereby are within the Company's corporate powers, and, except for any required approval by the Company's shareholders in connection with the Company Scheme, have been duly authorized by all necessary corporate and shareholder action. This Amendment constitutes a valid and binding agreement of the Company.

    4. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent hereby represents and warrants to the Company that the execution, delivery and performance by Parent of this Amendment and the consummation by Parent of the transactions contemplated hereby are within the Parent's corporate powers, and except for any required approval by the Parent's shareholders in connection with the Parent Scheme, have been duly authorized by all necessary corporate and shareholder action. This Amendment constitutes a valid and binding agreement of Parent.

    5. MISCELLANEOUS.

    (a) This Amendment is limited to the matters expressly set forth herein. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

                                      B-1
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                           Preliminary Proxy Material

    (b) Except for Section 2 hereof which shall be governed by and construed in accordance with the laws of the Cayman Islands, this Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws rules thereof.

    (c) This Amendment may be signed in two or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same agreement. This Amendment shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be signed and sealed on its behalf by its duly authorized officers, all as of the day and year first written above.

                                EXEL LIMITED

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:
Attest:

------------------------------

                                EXEL MERGER COMPANY LTD.

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:
Attest:

------------------------------

                                MID OCEAN LIMITED

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:
Attest:

------------------------------

                           Preliminary Proxy Material

                                                                      APPENDIX C
                     THE EXEL LIMITED SCHEME OF ARRANGEMENT

                    IN THE GRAND COURT OF THE CAYMAN ISLANDS
                              CAUSE NO.    OF 1998
                         IN THE MATTER OF EXEL LIMITED
                                      AND
                IN THE MATTER OF SECTION 85 OF THE COMPANIES LAW
                                (1995 REVISION)

                            ------------------------

                             SCHEME OF ARRANGEMENT
                    (UNDER SECTION 85 OF THE COMPANIES LAW)
                                    BETWEEN
                                  EXEL LIMITED
                                      AND
                               THE HOLDERS OF ITS
                                 SCHEME SHARES
                            (AS HEREINAFTER DEFINED)

                            ------------------------

                                  PRELIMINARY

    (A) In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings.

    "Business Day"--a day (excluding Saturdays, Sundays and public holidays) on which banks are open for business in New York.

    "Cash Election Shares"--Scheme Shares with respect to which the holder shall have elected to receive cash in accordance with the terms hereof.

    "Company"--EXEL Limited, an exempted company with limited liability incorporated in the Cayman Islands.

    "Company Shares"--ordinary shares of $0.01 each in the capital of the Company.

    "Court"--the Grand Court of the Cayman Islands.

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                           Preliminary Proxy Material

    "Court Meeting"--the meeting of holders of Scheme Shares convened by Order of the Court to consider and, if thought fit, approve this Scheme.

    "Effective Date"--the date on which this Scheme becomes effective in accordance with Clause 6.

    "holder"--includes any person entitled by transmission.

    "members"--members of the Company on the register of members at any relevant date.

    "Mid Ocean"--Mid Ocean Limited, an exempted company with limited liability incorporated in the Cayman Islands.

    "Mid Ocean Scheme"--the scheme of arrangement proposed between Mid Ocean and its scheme shareholders made in proceedings in the Court with the short title being "In the matter of Mid Ocean Limited".

    "New Parent"--EXEL Merger Company Ltd., an exempted company with limited liability incorporated in the Cayman Islands.

    "New Parent Class A Shares"--Class A Shares of $0.01 each in the capital of New Parent that have the right to vote on matters generally.

    "New Parent Class B Shares"--Class B Shares of $0.01 each in the Capital of New Parent that do not have the right to vote on matters generally.

    "No Election Shares"--Scheme Shares with respect to which the holder shall not have elected to receive cash in accordance with the terms hereof.

    "Record Date"--the Business Day immediately preceding the Effective Date.

    "Scheme"--this scheme of arrangement in its present form or with or subject to any modification, addition or condition approved or imposed by the Court.

    "Scheme Shares"--Company Shares in issue at the date of this Scheme together with any further Company Shares issued:

        (i) prior to the date of the Court Meeting; or

       (ii) on or after the date of the Court Meeting and prior to the close of business on the Business Day immediately preceding the date on which an order of the Court is made sanctioning this Scheme either on terms that the holders thereof shall be bound by this Scheme or in respect of which the original or any subsequent holders thereof shall have agreed in writing by such close of business to be bound by this Scheme;

    in each case other than any Company Shares held by New Parent, or by Mid Ocean or any of its subsidiaries.

    References to clauses are to clauses of this Scheme.

    (B) The authorized share capital of the Company is $9,999,000 divided into 999,990,000 ordinary shares of US$0.01 each, of which approximately 84,660,852 have been issued and are credited as fully paid. The remaining shares in the Company are unissued.

    (C) New Parent was incorporated in the Cayman Islands on March 16, 1998 under the Companies Law with an authorized share capital of $50,000 divided into 5,000,000 ordinary shares of $0.01 each, of which one has been issued and the remainder are unissued. Prior to the Effective Date, New Parent will have increased its authorized share capital to an amount sufficient to honor its obligations under both this Scheme and the Mid Ocean Scheme. The ordinary share capital of New Parent is divided into New Parent Class A shares and New Parent Class B Shares. As of the date of this Scheme, one New Parent Class A Share has been issued (to the original subscriber) and is fully paid. The remaining shares in New Parent are unissued.

                           Preliminary Proxy Material

    (D) New Parent has agreed to appear by Counsel on the hearing of the Petition to sanction this Scheme and to undertake to the Court to be bound thereby and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by each of them for the purpose of giving effect to this Scheme.

                                   THE SCHEME

1.  ACQUISITION OF SCHEME SHARES

    1.1. With effect from the Effective Date, in exchange for either cash and/or New Parent Class A Shares, New Parent shall acquire the Scheme Shares free from all liens, equities, charges, encumbrances and other interests and together with all rights at the Effective Date of this Scheme or hereafter attaching thereto including the right to receive all dividends or other distributions declared, paid or made thereon or after the Effective Date.

    1.2. For such purposes the Scheme Shares shall be transferred to New Parent and/or its nominee(s) and to give effect to such transfers any person may be nominated by New Parent to execute as transferor an instrument of transfer of any of the Scheme Shares and every instrument of transfer so executed shall be as effective as if it had been executed by the holder or holders of the Scheme Shares thereby transferred.

2.  CONSIDERATION FOR THE TRANSFER OF THE SCHEME SHARES

    EXCHANGE FOR NEW PARENT SHARES

    2.1 In consideration for the acquisition and transfer of No Election Shares, New Parent shall (subject as provided by the remaining provisions of this Clause 2 and by Clause 4) allot and issue to the holders of No Election Shares (as appearing in the register of members of the Company at the close of business on the Record Date) New Parent Class A Shares, credited as fully paid, on the basis of one New Parent Class A Share for every Company Share, and so in proportion for any other number of No Election Shares.

EXCHANGE FOR CASH

    2.2.1 The holders of Scheme Shares may elect to receive cash consideration in lieu of receiving New Parent Class A Shares in the Scheme, in accordance with the election procedures set forth below in this Clause 2.2. The holders of Cash Election Shares shall receive an amount in cash (the "Per Share Cash Consideration") in respect of each New Parent Class A Share they would have been entitled to receive should their shares have been No Election Shares equal to the Valuation Period Market Value (as defined below). The aggregate amount of cash that shall be paid to the holders of Cash Election Shares pursuant to this Scheme and the holders of Cash Election Shares (as defined in the Mid Ocean Scheme) (the "Mid Ocean Cash Election Shares") pursuant to the Mid Ocean Scheme to satisfy such elections shall not exceed $300,000,000 (the "Cash Amount") and such Cash Amount shall be allocated between the holders of Cash Election Shares and Mid Ocean Cash Election Shares in accordance with Clause 2.2.7. For purposes of this Clause 2.2:

           (i) "Valuation Period Market Value" shall mean the average of the closing sales prices for a Company Share as reported on The New York Stock Exchange Inc. Composite Transactions reporting system (as reported in The Wall Street Journal or, in the absence thereof, by another authoritative source) during the Valuation Period; and

           (ii) "Valuation Period" shall mean the ten (10) consecutive trading day period during which the Company Shares are traded on The New York Stock Exchange ending on the tenth calendar day immediately prior to the Effective Date.

    2.2.2 An election form and other appropriate and customary transmittal materials in such form as the Company and Mid Ocean shall mutually agree ("Election Form") shall be mailed 25 days prior to the

                           Preliminary Proxy Material
anticipated Effective Date or on such other date as the Company and Mid Ocean shall mutually agree ("Mailing Date") to each holder of record of Scheme Shares as of five business days prior to the Mailing Date ("Election Form Record Date").

    2.2.3 Each Election Form shall permit a holder of Scheme Shares to elect to receive cash with respect to all or a portion of such holder's Scheme Shares (such election, a "Cash Election").

    2.2.4 Any Scheme Shares with respect to which the holder shall not have elected to receive cash by submitting to the Company or to the exchange agent designated by the Company (the "Exchange Agent") an effective, properly completed Election Form on or before 5:00 p.m. on the 20th day following the Mailing Date (or such other time and date as the Company and Mid Ocean may mutually agree) (the "Election Deadline") shall as of the Effective Date be transferred to New Parent in exchange for New Parent Class A Shares on the basis set forth in Clause 2.1.

    2.2.5 The Company shall make available one or more Election Forms as may be reasonably requested by all persons who become holders of Scheme Shares between the Election Form Record Date and the close of business on the business day prior to the Election Deadline, and the Company shall provide to the Exchange Agent all information reasonably necessary for it to perform as specified herein.

    2.2.6 Any such election shall have been properly made only if the Exchange Agent shall have actually received a properly completed Election Form by the Election Deadline. Any Election Form may be revoked or changed by the person submitting such Election Form at or prior to the Election Deadline. In the event an Election Form is revoked prior to the Election Deadline, the Scheme Shares represented by such Election Form shall become No Election Shares. Subject to the terms of the Election Form, the Company and the Exchange Agent shall have reasonable discretion to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in the Election Forms, and any good faith decisions of the Exchange Agent regarding such matters shall be binding and conclusive. Neither the Company nor the Exchange Agent shall be under any obligation to notify any person of any defect in an Election Form.

    2.2.7 Within five Business Days after the Effective Time, or as soon as practicable thereafter, New Parent shall, or shall cause the Exchange Agent to, effect the allocation of cash among the holders of Cash Election Shares in accordance with the Election Forms as follows:

           (i) Cash Elections Under This Scheme And The Mid Ocean Scheme Less Than or Equal To the Cash Amount: If the aggregate amount of cash that would be issued in the Scheme in respect of all the Cash Election Shares and in the Mid Ocean Scheme in respect of all the Mid Ocean Cash Election Shares is less than or equal to the Cash Amount, then (1) all Cash Election Shares shall be converted into the right to receive the Per Share Cash Consideration in respect of each New Parent Class A Share the holders thereof would have been entitled to receive pursuant to Clause 2.1, and (2) all No Election Shares shall be transferred to New Parent in exchange for the right to receive New Parent Class A Shares in accordance with Clause 2.1.

           (ii) Cash Elections Under This Scheme And The Mid Ocean Scheme in Excess of the Cash Amount: If the aggregate amount of cash that would be issued in the Scheme in respect of all the Cash Election Shares and in the Mid Ocean Scheme in respect of all the Mid Ocean Cash Election Shares is greater than the Cash Amount, then (1) all No Election Shares shall be transferred to New Parent in exchange for the right to receive New Parent Class A Shares in accordance with Clause 2.1, and (2) the Cash Election Shares shall be transferred to New Parent in exchange for cash and New Parent Class A Shares in the following manner:

           the number of Scheme Shares that are Cash Election Shares covered by a Cash Election which shall be transferred to New Parent in exchange for the Per Share Cash Consideration in respect of each New Parent Class A Share the holder thereof would have been entitled to receive pursuant to Clause 2.1 shall equal the number obtained by multiplying
           (x) the

                           Preliminary Proxy Material
           Company Cash Election Number by (y) a fraction of which the numerator shall be the number of Scheme Shares covered by such Cash Election and the denominator shall be the aggregate number of Scheme Shares that are Cash Election Shares. The balance of such Scheme Shares that are Cash Election Shares shall be transferred to New Parent in exchange for New Parent Shares in accordance with the provisions of Clause 2.1 as if such Scheme Shares were not Cash Election Shares.

    2.2.8 For purposes of this Section 2.2:

           (i) "Company Cash Election Number" means the number obtained by dividing the Company Cash Pool by the Per Share Cash Consideration;

           (ii) "Company Cash Pool" means the amount of cash available for Scheme Shares, which shall initially be $204,000,000, provided that such amount shall be increased to the extent holders of shares in Mid Ocean do not make Cash Elections (as defined in the Mid Ocean Scheme) with respect to the full initial amount of the cash pool of $96,000,000 available in the Mid Ocean Scheme and decreased to the extent holders of Scheme Shares do not make Cash Elections with respect to the full initial amount of the Company Cash Pool.

    2.3 The provisions of this Clause shall take effect subject to any prohibition or condition imposed by law.

3. ISSUE OF CONSIDERATION SHARES

    3.1 In respect of Scheme Shares that are not Cash Election Shares New Parent shall, as soon as reasonably practicable after the Effective Date, allot and issue all New Parent Class A Shares which it is required to allot and issue pursuant to Clause 2.1 and send a certificate to the persons entitled thereto in the manner prescribed by Clause 3.3. If, in respect of any holder of Scheme Shares with a registered address outside the United States, the Cayman Islands or Bermuda, New Parent is advised that the allotment and issue of New Parent Class A Shares pursuant to Clause 2.1 would infringe the laws of any jurisdiction outside the United States, the Cayman Islands or Bermuda or would require New Parent to observe any governmental or other consent on any registration, filing or other formality, New Parent may (i) take such action as will permit the legal allotment and issue under applicable law, if to do so would not be unduly burdensome, or (ii) failing (i), determine that no New Parent Class A Shares shall be allotted or issued to such holder under Clause
2.1 but shall instead be allotted and issued to a nominee appointed by New Parent as trustee for such holder, on terms that the nominee shall, as soon as practicable following the Effective Date, sell the New Parent Class A Shares so allotted at the best price which can reasonably be obtained and shall account for the net proceeds of such sale (after the deduction of all expenses and commissions) by sending a cheque or warrant to the holder of such Scheme Shares in accordance with the provisions of Clause 3.3.

    3.2 The New Parent Class A Shares to be issued pursuant to Clause 3.1 shall rank PARI PASSU in all respects with other shares in the capital of New Parent in issue on the Effective Date and shall so rank for all dividends or other distributions declared, paid or made thereon after the Effective Date.

    3.3 All certificates or cheques required to be sent by New Parent or the Exchange Agent pursuant to this Scheme and all cheques required to be sent by the nominee referred to in Clause 3.1 shall be sent through the post in prepaid envelopes addressed to the persons entitled thereto at their respective registered addresses as appearing in the register of members of the Company, in the case of certificates at the close of business in New York on the Record Date, in the case of cheques to be issued pursuant to Clause 2.2.7 as soon as practicable after such allocation and, in the case of cheques referred to in Clause 3.1, within 7 days after any sale of the relevant New Parent Class A Shares (or, in the case of joint holders, at the registered address as appearing in the said register at such close of business of that one of the joint holders whose name then stands first in the said register in respect of such joint holding) or in accordance

                           Preliminary Proxy Material
with any special instructions regarding communications, and none of New Parent, the Exchange Agent or the nominee shall be responsible for any loss or delay in the transmission of any certificates or cheques posted in accordance with this clause.

    3.4 All cheques shall be made payable to the holder or, in the case of joint holders, to all such holders of the Scheme Shares concerned or in each case such other person as specified in the letters of transmittal to accompany certificates representing Scheme Shares and the encashment of any such cheques shall be a complete discharge to New Parent for the moneys represented thereby.

    3.5 The sole share in the capital of New Parent in issue as at the date of this Scheme shall remain outstanding from the Effective Date. No consideration shall be payable in respect thereof.

    3.6 The provisions of this Clause shall take effect subject to any condition or prohibition imposed by law.

4.  SHARE CERTIFICATES

    4.1 With effect from and including the Effective Date, all existing certificates representing Scheme Shares shall cease to have effect as documents of title to the Scheme Shares comprised therein.

    4.2 With effect from and including the Effective Date, the Company shall issue a share certificate to New Parent representing the Scheme Shares acquired and transferred to New Parent in accordance with the provisions of this Scheme.

5.  DIVIDEND MANDATES

    5.1 All mandates or other instructions to the Company in respect of Scheme Shares in force at the close of business on the Effective Date shall, unless and until revoked or amended, be deemed as from the Effective Date to be also effective mandates or instructions to New Parent in relation to the corresponding New Parent Class A Shares allotted and issued pursuant to this Scheme.

6.  THE EFFECTIVE DATE

    6.1 This Scheme shall become effective as soon as both:

           (a) an office copy of the Order of the Court sanctioning this Scheme under Section 85 of the Companies Law shall have been delivered to the Registrar of Companies for registration; and

           (b) an office copy of the Order of the Court sanctioning the Mid Ocean Scheme shall have been delivered to the Registrar of Companies for registration.

    6.2 Unless this Scheme shall have become effective on or before October 31, 1998, or such later date, if any, as the Company and Mid Ocean may agree and the Court may allow, this Scheme shall lapse.

7. MODIFICATION

    The Company and New Parent may jointly consent on behalf of all persons affected to any modification of or addition to this Scheme or to any condition which the court may approve or impose.

8. APPLICABLE LAW

    This Scheme shall be construed subject to the laws of the Cayman Islands and the parties herein shall submit to the exclusive jurisdiction of the Grand Court of the Cayman Islands.

    Dated   day of             1998

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                           Preliminary Proxy Material

                                                                      APPENDIX D

                  THE MID OCEAN LIMITED SCHEME OF ARRANGEMENT
                    IN THE GRAND COURT OF THE CAYMAN ISLANDS
                             CAUSE NO. [ ] OF 1998.
                       IN THE MATTER OF MID OCEAN LIMITED
                                      AND
               IN THE MATTER OF THE COMPANIES LAW (1995 REVISION)
                              -------------------
                             SCHEME OF ARRANGEMENT
                    (UNDER SECTION 85 OF THE COMPANIES LAW)
                                    BETWEEN
                               MID OCEAN LIMITED
                                      AND
                               THE HOLDERS OF ITS
                                 SCHEME SHARES
                            (AS HEREINAFTER DEFINED)
                              -------------------
                                  PRELIMINARY

    (A) In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

    "Business Day" - a day (excluding Saturdays, Sundays, and public holidays) on which banks are open for business in New York.

    "Cash Election Shares" - Scheme Shares with respect to which the holder shall have elected to receive cash in accordance with the terms hereof.

    "Company" - Mid Ocean Limited, an exempted Company incorporated in the Cayman Islands with registered number 414784.

    "Company Shares" - Class A Ordinary Shares of $0.20 each, Class B Ordinary Shares of $0.20 each and Class C Ordinary Shares of $0.20 each, in the capital of the Company.

    "Court" - the Grand Court of the Cayman Islands.

    "Court Meetings" - the meetings of the holders of Scheme Shares convened by Order of the Court to consider and, if thought fit, approve this Scheme.

    "Effective Date" - the date on which this Scheme becomes effective in accordance with Clause 6.

    "holder" - includes any person entitled by transmission.

    "members" - members of the Company on the register of members at any relevant date.

    "New Parent" - EXEL Merger Company Ltd., an exempted company with limited liability incorporated in the Cayman Islands.

                                      D-1
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                           Preliminary Proxy Material

    "New Parent Voting Shares" - shares of $0.01 each or part or fraction thereof in the capital of New Parent that have the right to vote on matters generally.

    "New Parent Non Voting Shares" - shares of $0.01 each or part or fraction thereof in the capital of New Parent that have no voting rights.

    "New Parent Shares" - jointly the New Parent Voting Shares and the New Parent Non Voting Shares.

    "No Election Shares" - Scheme Shares with respect to which the holder shall not have elected to receive cash in accordance with the terms hereof.

    "Parent" - EXEL Limited.

    "Parent Scheme" - The Scheme of Arrangement proposed between Parent and its Scheme Shareholders made in proceedings in the Court with the short title being "In the Matter of EXEL Limited."

    "Parent Shares" - Shares of $0.01 each or part or fraction thereof in the share capital of Parent.

    "Record Date" - the Business Day immediately preceding the Effective Date.

    "Scheme" - this scheme of arrangement in its present form or with or subject to any modification, addition or condition approved or imposed by the Court.

    "Scheme Shares" - Company Shares in issue at the date of this Scheme together with any further Company Shares issued:

        (i) prior to the date of the Court Meeting; or

        (ii) on or after the date of the Court Meeting and prior to the close of business on the Business Day immediately preceding the date on which an order of the Court is made sanctioning this Scheme either on terms that the holders thereof shall be bound by this Scheme or in respect of which the original or any subsequent holders thereof shall have agreed in writing by such close of business to be bound by this Scheme.

    in each case other than any Company Shares held by New Parent or by Parent or any of its subsidiaries.

    References to clauses are to clauses of this Scheme.

    (B) The authorized share capital of the Company is $40,000,000, divided into 200,000,000 ordinary shares with a par value of $0.20 per share. Of these, 36,088,147 Class A Ordinary Shares of $0.20 each have been issued and are credited as fully paid, 1,190,292 Class B Ordinary Shares of $0.20 each have been issued and are credited as fully paid and 1,860,000 Class C Ordinary Shares of $0.20 each have been issued and are credited as fully paid. The remaining shares in the Company are unissued and no preferred shares of the Company have been issued.

    (C) New Parent was incorporated in the Cayman Islands on March 16, 1998 under the Companies Law with an authorized share capital of $50,000 divided into 5,000,000 ordinary shares of $0.01 each, of which one has been issued and the remainder are unissued. Prior to the Effective Date it will have increased its authorized Share Capital to an amount sufficient to honour its obligations under both this Scheme and the Parent Scheme.

    (D) New Parent has agreed to appear by Counsel on the hearing of the petition to sanction this Scheme and to undertake to the Court to be bound thereby and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by each of them for the purpose of giving effect to this Scheme.

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                                   THE SCHEME

1. ACQUISITION OF SCHEME SHARES

    1.1 With effect from the Effective Date, in exchange for either cash and/or New Parent Shares, New Parent shall acquire the Scheme Shares free from all liens, equities, charges, encumbrances and other interests and together with all rights at the date of this Scheme or hereafter attaching thereto including the right to receive all dividends or other distributions declared, paid or made thereon on or after the Effective Date. The Company shall, as soon as reasonably practicable, issue new share certificates for the Scheme Shares to New Parent.

    1.2 For such purposes the Scheme Shares shall be transferred to New Parent and/or its nominee(s) and to give effect to such transfers any person may be nominated by New Parent to execute as transferor an instrument of transfer of any of the Scheme Shares and every instrument of transfer so executed shall be as effective as if it had been executed by the holder or holders of the Scheme Shares thereby transferred.

2. CONSIDERATION FOR THE TRANSFER OF THE SCHEME SHARES

    EXCHANGE FOR NEW PARENT SHARES

    2.1.1 In consideration for the acquisition and transfer of No Election Shares, New Parent shall (subject as provided by the remaining provisions of this Clause 2 and by Clause 4) allot and issue to the holders of No Election Shares (as appearing in the register of members of the Company at the close of business on the Record Date) New Parent Shares, credited as fully paid, on the following basis:

    For every Class A Ordinary Share 1.0215 New Parent Voting Shares.

    For every Class B Ordinary Share 1.0215 New Parent Non-Voting Shares.

    For every Class C Ordinary Share 1.0215 New Parent Non-Voting Shares.

    and so in proportion for any other number of No Election Shares.

    2.1.2 Each holder of Scheme Shares that otherwise would be entitled to receive a fraction of a New Parent Share in accordance with the provisions of Clause 2.1.1 above shall receive instead, from New Parent or the Exchange Agent (as defined in Clause 2.2.4 below) a cash payment in lieu of such fraction of a New Parent Share (after aggregating all Scheme Shares held by such holder) in an amount equal to the value of such fraction, which for this purpose shall be calculated by multiplying such fraction by the Valuation Period Market Value (as defined in Clause 2.2.1(i) below). Within five Business Days after the Effective Date or as soon as reasonably practicable thereafter, New Parent shall, or shall cause the Exchange Agent to, pay without interest to the holders of Scheme Shares entitled hereunder the cash payment in lieu of each such fraction of a New Parent Share. For the avoidance of doubt this Clause 2.1.2 shall not limit or otherwise affect the provisions of Clause 2.2 below and any cash payment to be made hereunder shall be in addition to any cash payment to be made in respect of Cash Election Shares.

EXCHANGE FOR CASH

    2.2.1 The holders of Scheme Shares may elect to receive cash consideration in lieu of receiving New Parent Shares in the Scheme, as the case may be, in accordance with the election procedures set forth below in this Section 2.2. The holders of Cash Election Shares shall receive an amount in cash (the "Per Share Cash Consideration") in respect of each New Parent Share they would have been entitled to receive should their shares have been No Election Shares equal to the Valuation Period Market Value (as defined below). The aggregate amount of cash that shall be paid to the holders of Cash Election Shares to satisfy such elections shall, subject to clause 2.2.8 (ii) below, not exceed $96 million (as such amount may be adjusted pursuant to clause 2.2.8 (ii), the "Cash Amount"). For purposes of this Clause 2.2:

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        (i) "Valuation Period Market Value" shall mean the average of the closing sales prices for a Parent Share as reported on the NYSE Composite Transactions reporting system (as reported in The Wall Street Journal or, in the absence thereof, by another authoritative source) during the Valuation Period; and

        (ii) "Valuation Period" shall mean the ten (10) consecutive trading day period during which the Parent Shares are traded on the NYSE ending on the tenth calendar day immediately prior to the Effective Date.

    2.2.2 An election form and other appropriate and customary transmittal materials in such form as Parent and the Company shall mutually agree ("Election Form") shall be mailed 25 days prior to the anticipated Effective Date or on such other date as the Company and Parent shall mutually agree ("Mailing Date") to each holder of record of Scheme Shares as of five business days prior to the Mailing Date ("Election Form Record Date").

    2.2.3 Each Election Form shall permit a holder of Scheme Shares to elect to receive cash with respect to all or a portion of such holder's Scheme Shares (such election, a "Cash Election").

    2.2.4 Any Scheme Shares with respect to which the holder shall not have elected to receive cash by submitting to the Company or to the exchange agent designated by the Company (the "Exchange Agent") an effective, properly completed Election Form on or before 5:00 pm on the 20th day following the Mailing Date (or such other time and date as the Company and Parent may mutually agree) (the "Election Deadline") shall as of the Effective Date be transferred to New Parent in exchange for New Parent Shares on the basis set forth in
Section 2.1.

    2.2.5 The Company shall make available one or more Election Forms as may be reasonably requested by all persons who become holders of Scheme Shares between the Election Form Record Date and the close of business on the business day prior to the Election Deadline, and the Company shall provide to the Exchange Agent, if any, all information reasonably necessary for it to perform as specified herein.

    2.2.6 Any such election shall have been properly made only if the Exchange Agent shall have actually received a properly completed Election Form by the Election Deadline. Any Election Form may be revoked or changed by the person submitting such Election Form at or prior to the Election Deadline. In the event an Election Form is revoked prior to the Election Deadline, the Scheme Shares represented by such Election Form shall become No Election Shares. Subject to the terms of the Election Form, the Company and the Exchange Agent, if any, shall have reasonable discretion to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in the Election Forms, and any good faith decisions of the Exchange Agent regarding such matters shall be binding and conclusive. Neither the Company nor the Exchange Agent shall be under any obligation to notify any person of any defect in an Election Form.

    2.2.7 Within five business days after the Effective Time, or as soon as practicable thereafter, New Parent shall, or shall cause the Exchange Agent to, effect the allocation among the holders of Cash Election Shares in accordance with the Election Forms as follows:

        (i) Cash Elections Less Than or Equal To the Cash Amount. If the amount of cash that would be issued in the Scheme in respect of all the Cash Election Shares is less than or equal to the Cash Amount, then (1) all Cash Election Shares shall be converted into the right to receive the Per Share Cash Consideration in respect of each New Parent Share the holders thereof would have been entitled to receive pursuant to Clause 2.1, and (2) all No Election Shares shall be transferred to New Parent in exchange for the right to receive New Parent Shares in accordance with Clause 2.1.

        (ii) Cash Elections in excess of the Cash Amount. If the amount of cash that would be issued in the Scheme in respect of all the Cash Election Shares is greater than the Cash Amount, then (1) all No Election Shares shall be transferred to New Parent in exchange for the right to receive New Parent

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    Shares in accordance with Clause 2.1, and (2) the Cash Election Shares shall be transferred to New Parent in exchange for cash and New Parent Shares in the following manner:

           (a) the number of Scheme Shares that are Cash Election Shares covered by a Cash Election which shall be transferred to New Parent in exchange for the Per Share Cash Consideration in respect of each New Parent Share the holder thereof would have been entitled to receive pursuant to Clause
       2.1 shall equal the number obtained by multiplying (x) the Company Cash Election Number by (y) a fraction of which the numerator shall be the number of Scheme Shares covered by such Cash Election and the denominator shall be the aggregate number of Scheme Shares that are Cash Election Shares. The balance of such Scheme Shares that are Cash Election Shares shall be transferred to New Parent in exchange for New Parent Shares in accordance with the provisions of Clause 2.1 as if such Scheme Shares were not Cash Election Shares.

    2.2.8 For purposes of this Section 2.2:

        (i) "Company Cash Election Number" means the number obtained by dividing the Company Cash Pool by the product of (x) the Exchange Ratio and (y) Valuation Period Market Value.

        (ii) "Company Cash Pool" means the amount of cash available for Scheme Shares, which shall initially be $96,000,000, provided that such amount shall be increased to the extent holders of Parent Shares do not make Cash Elections with respect to the full initial amount of the Cash Pool of $204,000,000 available in the Parent Scheme and decreased to the extent holders of Scheme Shares do not make Cash Elections with respect to the full initial amount of the Company Cash Pool.

    2.3 The provisions of this Clause shall take effect subject to any prohibition or condition imposed by law.

3. ISSUE OF CONSIDERATION SHARES

    3.1 In respect of Scheme Shares that are not Cash Election Shares New Parent shall, as soon as reasonably practicable after the Effective Date, allot and issue all New Parent Shares which it is required to allot and issue pursuant to Clause 2.1 and send a certificate to the persons entitled thereto in the manner prescribed by Clause 3.3. If, in respect of any holder of Scheme Shares with a registered address outside the United States, the Cayman Islands or Bermuda, New Parent is advised that the allotment and issue of New Parent Shares pursuant to Clause 2.1 would infringe the laws of any jurisdiction outside the United States, the Cayman Islands or Bermuda or would require New Parent to observe any governmental or other consent on any registration, filing or other formality, New Parent may (i) take such action as will permit the legal allotment and issue under applicable law, if to do so would not be unduly burdensome, or (ii) failing (i), determine that no New Parent Shares shall be allotted or issued to such holder under Clause 2.1 but shall instead be allotted and issued to a nominee appointed by New Parent as trustee for such holder, on terms that the nominee shall, as soon as practicable following the Effective Date, sell the New Parent Shares so allotted at the best price which can reasonably be obtained and shall account for the net proceeds of such sale (after the deduction of all expenses and commissions) by sending a cheque or warrant to the holder of such Scheme Shares in accordance with the provisions of Clause 3.3.

    3.2 The New Parent Shares to be issued pursuant to Clause 3.1 shall rank PARI PASSU in all respects with all other New Parent Shares in issue on the Effective Date and shall so rank for all dividends or other distributions declared, paid or made thereon after the Effective Date.

    3.3 All certificates or cheques required to be sent by New Parent or the Exchange Agent pursuant to the Scheme and all cheques required to be sent by the nominee referred to in Clause 3.1 shall be sent through the post in prepaid envelopes addressed to the persons entitled thereto at their respective registered addresses as appearing in the register of members of the Company in the case of certificates at the close of business in New York on the Record Date and in the case of cheques to be issued pursuant to

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Clause 2.2.7, as soon as practicable after such allocation, and, in the case of cheques referred to in Clause 3.1, within 7 days after any sale of the relevant New Parent Shares (or, in the case of joint holders, at the registered address as appearing in the said register at such close of business of that one of the joint holders whose name then stands first in the said register in respect of such joint holding) or in accordance with any special instructions regarding communications, and none of New Parent, the Exchange Agent, or the nominee shall be responsible for any loss or delay in the transmission of any certificates or cheques posted in accordance with this clause.

    3.4 All cheques shall be made payable to the holder or, in the case of joint holders, to all such holders of the Scheme Shares concerned or in each case such other person as specified in the Letters of Transmittal to accompany certificates representing Scheme Shares and the encashment of any such cheques shall be a complete discharge to New Parent for the moneys represented thereby.

    3.5 The provisions of this Clause shall take effect subject to any condition or prohibition imposed by law.

4. SHARE CERTIFICATES

    4.1 With effect from and including the Effective Date, all existing certificates representing Scheme Shares shall cease to have effect as documents of title to the Scheme Shares comprised therein.

    4.2 With effect from and including the Effective Date the Company shall issue a share certificate to New Parent representing the Scheme Shares acquired and transferred to New Parent in accordance with the provisions of the Scheme.

5. DIVIDEND MANDATES

    5.1 All mandates or other instructions to the Company in respect of Scheme Shares in force at the close of business on the Effective Date shall, unless and until revoked or amended, be deemed as from the Effective Date to be also effective mandates or instructions to New Parent in relation to the corresponding New Parent Shares allotted and issued pursuant to this Scheme.

6. THE EFFECTIVE DATE

    6.1 This Scheme shall become effective as soon as both:

        (a) an office copy of the Order of the Court sanctioning the Parent Scheme under Section 85 of the Companies Law shall have been delivered to the Registrar of Companies for registration; and

        (b) an office copy of the Order of the Court sanctioning this Scheme under section 85 of the Companies Law shall have been delivered to the Registrar of Companies for registration.

    6.2 Unless this Scheme shall have become effective on or before October 31, 1998, or such later date, if any, as Parent and the Company may agree and the Court may allow, this Scheme shall lapse.

7. MODIFICATION

    The Company and New Parent may jointly consent on behalf of all persons affected to any modification of or addition to this Scheme or to any condition that the Court may approve or impose.

8. APPLICABLE LAW

    This Scheme shall be construed subject to the laws of the Cayman Islands and the parties herein shall submit to the exclusive jurisdiction of the Grand Court of the Cayman Islands.

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Dated             1998

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                                                                      APPENDIX E

PERSONAL AND CONFIDENTIAL

April 28, 1998

Board of Directors
EXEL Limited
Cumberland House
One Victoria Street
Hamilton, HM 11, Bermuda

Gentlemen and Madame:

You have requested our opinion as to the fairness from a financial point of view to the holders of the outstanding Ordinary Shares, par value $.01 per share (the "Shares"), of EXEL Limited (the "Company") of the Aggregate Consideration in the proposed EXEL Scheme (as such terms are hereinafter defined) pursuant to the Agreement and Schemes of Arrangement, dated March 16, 1998, among the Company, EXEL Merger Company Ltd. and Mid Ocean Limited ("Mid Ocean"), amended and restated on April 28, 1998 (as amended the "Agreement"). The Agreement contemplates a transaction pursuant to which each of the Company and Mid Ocean will become a subsidiary of EXEL Merger Company Ltd., a limited liability company organized and incorporated under the laws of the Cayman Islands which will be renamed EXEL Limited ("New Parent"), pursuant to the Scheme of Arrangement between the Company and its shareholders (the "EXEL Scheme") and the Scheme of Arrangement between Mid Ocean and its shareholders (the "Mid Ocean Scheme" together with the EXEL Scheme the "Schemes"). In the EXEL Scheme, each Ordinary Share, par value $.01 per share, of the Company will be transferred to New Parent and there will be allotted to the holder thereof one Ordinary Share, par value $.01 per share, of New Parent. In the Mid Ocean Scheme, (i) each Class A Ordinary Share, par value $.20 per share, of Mid Ocean (other than any shares of Mid Ocean held by the Company, Mid Ocean or any of their subsidiaries) will be transferred to New Parent and there will be allotted to the holder thereof
1.0215 shares of Voting Ordinary Shares, par value $.01 per share, of New Parent and (ii) each Class B and Class C Ordinary Share, par value $.20 per share, of Mid Ocean (other than any shares of Mid Ocean held by the Company, Mid Ocean or any of their subsidiaries) will be transferred to New Parent and there will be allotted to the holder thereof an amount of shares of Non-Voting Ordinary Shares, par value $.01 per share, of New Parent equal to the Exchange Ratio. In addition, under the Agreement, holders of Shares and holders of Ordinary Shares of Mid Ocean may, subject to certain procedures and limitations contained in the Agreement (as to which procedures and limitations we are expressing no opinion), elect to convert the Ordinary Shares of New Parent that would have been allotted to them in connection with the Schemes into an amount of cash per Ordinary Share of New Parent equal to the average of the closing sales prices of the Shares on the New York Stock Exchange Composite Transactions Tape on each of the ten consecutive trading days immediately preceding the Effective Time (as defined in the Agreement); provided, that the aggregate amount of cash to be paid in the Schemes to satisfy such elections shall not exceed $300 million. The aggregate consideration in the form of Ordinary Shares of New Parent and cash, if any, to be received by the holders of Shares in connection with the Schemes is referred to herein as the "Aggregate Consideration".

Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with the Company, having provided certain investment banking services for the Company from time to time, including, without limitation,

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having acted as lead managing underwriter for the initial public offering of the
Company's Ordinary Shares in 1991 and subsequent offering of Ordinary Shares in 1992; and having acted as its financial advisor in connection with, and having assisted in certain of the negotiations leading to, the Agreement. Goldman, Sachs & Co. is a full service securities firm and in the course of its trading activities it may from time to time effect transactions, for its own account or the account of customers, and hold positions in securities or options on securities of the Company, Mid Ocean and New Parent.

    In connection with this opinion, we have reviewed, among other things, the Agreement; a draft of the Joint Proxy Statement relating to the Class Meeting of Members of EXEL to be held in connection with the Schemes; Annual Reports to Stockholders and Annual Reports on Form 10-K for the five fiscal years ended November 30, 1997 for the Company and October 31, 1997 for Mid Ocean; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and Mid Ocean; certain other communications from the Company and Mid Ocean to their respective stockholders; certain internal financial analyses and forecasts for the Company prepared by the Company's management; certain internal financial analyses and forecasts for fiscal 1998 for Mid Ocean (including analyses and forecasts for The Brockbank Group ("Brockbank")) prepared by Mid Ocean's management, as well as certain adjustments to such forecasts prepared by the Company's management; certain financial analyses and forecasts for Mid Ocean for years subsequent to fiscal 1998 prepared by the Company's management; and certain projected cost savings and operating synergies resulting from the Schemes prepared by the Company's management (the "Synergies"). We note that the financial forecasts for Mid Ocean for years subsequent to 1998 which were prepared by the Company's management assume (i) management's anticipated effects of the sale of certain subsidiaries of Brockbank and (ii) certain redundancies in Mid Ocean's loss and loss adjustment expense reserves. We also have held discussions with members of the senior management of the Company and Mid Ocean regarding the strategic importance, and potential benefits of, the transaction contemplated by the Agreement and the past and current business operations, financial condition and future prospects of the Company and Mid Ocean. We have also reviewed with members of senior management of the Company the results of the Company's due diligence examination of Mid Ocean. With respect to Brockbank, at your direction, we have not met with the management of Brockbank and our review of Brockbank was limited to our review of the aforementioned Brockbank forecasts and discussions with the Company's management in respect of Brockbank. We understand that you have retained separate financial advisors familiar with Brockbank to assist you in your due diligence review of Brockbank. In addition, we have reviewed the reported price and trading activity for the Company's Ordinary Shares and Mid Ocean's Ordinary Shares, compared certain financial and stock market information for the Company and Mid Ocean with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the insurance industry and performed such other studies and analyses as we considered appropriate.

We have relied upon the accuracy and completeness of all of the financial and other information reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In that regard, we have assumed, with your consent, (i) that the financial forecasts for the Company and Mid Ocean, including the forecasts in respect of Brockbank, the forecasts for Mid Ocean adjusted or prepared by the Company's management and including the Synergies, have been reasonably prepared on a basis reflecting the best currently available judgments of the managements of the Company and Mid Ocean, as the case may be, and (ii) that the forecasts referred to in (i) above, including such Synergies will be realized in the amounts and at the times contemplated thereby. As you are aware, we have not been provided with financial forecasts for Mid Ocean prepared by Mid Ocean management for periods other than fiscal 1998. Accordingly, our review with respect to future periods subsequent to fiscal 1998 for Mid Ocean was limited to the forecasts for Mid Ocean prepared by the Company's management. In addition, we are not actuaries and we have not made an independent evaluation or appraisal of the assets and liabilities, including the loss and loss adjustment expense reserves of the Company or Mid Ocean or any of their subsidiaries and we have not been furnished with any such evaluation or appraisal. In that regard, we have made no

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analyses of, and express no opinion as to, the adequacy of the loss and loss adjustment expense reserves of the Company or Mid Ocean and have relied upon information furnished to us by the Company and Mid Ocean as to such adequacy.

    Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transactions contemplated by the Agreement and such opinion does not constitute a recommendation as to how any holder of Ordinary Shares of the Company should vote with respect to such transaction. In addition, we have not been requested to make, and we are not making, a recommendation to any holder of Shares as to whether it should make a cash election under the Agreement.

    Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the Aggregate Consideration to be received by the holders of Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

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                                                                      APPENDIX F

[Date of Joint Proxy Statement], 1998

The Board of Directors
Mid Ocean Limited
Richmond House
12 Par-la-Ville Road
Hamilton, HM 08
Bermuda

Attention:  Robert J. Newhouse, Jr.
            Chairman of the Board

Gentlemen:

    You have requested our opinion as to the fairness, from a financial point of view, to the shareholders (other than EXEL Limited ("EXEL")) of Mid Ocean Limited (the "Company") of the consideration proposed to be paid to them in connection with the proposed amalgamations and other transactions (collectively, the "Transaction") to be effected pursuant to the Agreement and Scheme of Arrangement, dated March 15, 1998 as amended and restated April 28, 1998 (the "Agreement"), by and among the Company, EXEL, and Exel Merger Company Ltd. ("New Parent"). The Agreement provides that each Class A Ordinary Share, par value $0.20 per share, of the Company (other than shares held by New Parent or by EXEL or any of its subsidiaries) will be transferred to New Parent and there shall be allotted and issued to the holders thereof 1.0215 ordinary shares, par value $0.01 per share, of New Parent, subject to the cash election rights set forth in the Agreement. The Agreement further provides that each Class B Ordinary Share, par value $0.20 per share, and each Class C Ordinary Share, par value $0.20 per share, of the Company will be transferred to New Parent and there shall be allotted and issued to the holders thereof 1.0215 non-voting common shares, par value $0.01 per share, of New Parent, subject to the cash election rights set forth in the Agreement.

    In arriving at our opinion, we have reviewed (i) the Agreement; (ii) the Joint Proxy Statement of the Company and EXEL relating to the Transaction (the "Proxy Statement"); (iii) certain publicly available information concerning the business of the Company and of certain other companies engaged in businesses comparable to those of the Company, and the reported market prices for certain other companies' securities deemed comparable; (iv) publicly available terms of certain transactions involving companies comparable to the Company and the consideration received for such companies; (v) current and historical market prices of the common stock of the Company and EXEL; (vi) the audited financial statements of the Company and EXEL for the fiscal years ended October 31, 1997 and November 30, 1997, respectively, and the unaudited financial statements of the Company and EXEL for the periods ended January 31, 1998 and February 28, 1998, respectively; (vii) certain internal financial analyses and forecasts prepared by the Company and EXEL and their respective managements; and (viii) the terms of other business combinations that we deemed relevant.

    In addition, we have held discussions with certain members of the management of the Company and EXEL with respect to certain aspects of the Transaction, the past and current business operations of the Company and EXEL, the financial condition and future prospects and operations of the Company and EXEL, the effects of the Transaction on the financial condition and future prospects of the Company and EXEL, and certain other matters we believed necessary or appropriate to our inquiry. We have reviewed

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such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

    In giving our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to us by the Company and EXEL or otherwise reviewed by us, and we have not assumed any responsibility or liability therefor. We have not conducted any valuation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to us. In relying on financial analyses and forecasts provided to us, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company and EXEL to which such analyses or forecasts relate. We have also assumed that the Transaction will have the tax consequences described in the Proxy Statement and in discussions with, and materials furnished to us by, representatives of the Company, and that the other transactions contemplated by the Agreement will be consummated as described in the Proxy Statement and the Agreement. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel.

    Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. We are expressing no opinion herein as to the price at which New Parent's ordinary shares will trade at any future time.

    We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services if the proposed Transaction is consummated. Please be advised that J.P. Morgan has provided advisory services to the Company in the past, and that an executive officer of J.P. Morgan & Co. Incorporated is a director of the Company. In addition, J.P. Morgan Capital Corporation holds 1,190,292 Class B Ordinary Shares of the Company, which constitute all of the outstanding shares of such Class, and 1,860,000 Class C Ordinary Shares of the Company. J.P. Morgan Capital Corporation also holds 4,701,980 ordinary shares, par value $0.01 per share, of EXEL, and in 1995 entered into a hedging transaction with respect to these shares. In the ordinary course of their businesses, our affiliates may sell the securities of third parties to the Company and EXEL and may actively trade the debt and equity securities of the Company and EXEL for their own account or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

    On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be paid to the Company's shareholders in the proposed Transaction is fair, from a financial point of view, to such shareholders (other than EXEL).

    This letter is provided to the Board of Directors of the Company in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company.

Very truly yours,

J.P. MORGAN SECURITIES INC.
By: _________________________

  Name: Edward J. Kelly, III

  Title: Managing Director

                                      F-2
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                           Preliminary Proxy Material

                                                                      APPENDIX G

                               THE COMPANIES LAW
                           COMPANY LIMITED BY SHARES
                            ------------------------
                           MEMORANDUM OF ASSOCIATION
                                       OF
                            EXEL MERGER COMPANY LTD.
          (ADOPTED BY SPECIAL RESOLUTION PASSED ON            , 1998)

    1. The name of the Company is EXEL Merger Company Ltd.

    2. The Registered Office of the Company shall be at the offices of Huntlaw Corporate Services Limited, The Huntlaw Building, Fort Street, PO Box 1350, George Town, Grand Cayman, Cayman Islands, or at such other place as the Directors may from time to time decide.

    3. The objects for which the Company is established are unrestricted and shall include, but without limitation, the following:--

        (i) To take, subscribe for, purchase or otherwise acquire and hold, directly or indirectly, shares, securities or other obligations of EXEL Limited, an exempted company incorporated in the Cayman Islands on April 14, 1986 (hereinafter referred to as "Old EXEL"), and Mid Ocean Limited, an exempted company incorporated in the Cayman Islands on April 8, 1993 (hereinafter referred to as "Mid Ocean"), each of which are existing companies, and of any other company for the benefit of the Company and for the purposes of advancing, directly or indirectly, the objects of the Company or for any other purpose which the Directors or the Company may think expedient; and to carry on business as the holding company of Old EXEL and Mid Ocean and any other such company.

        (ii) To provide to Old EXEL and Mid Ocean and any other company in which it holds, directly or indirectly, shares, securities or other obligations, support, assistance and services of all kinds, whether financial, managerial, advisory, promotional or otherwise.

       (iii) To invest monies of the Company in such fashion as the Directors think fit; to purchase or otherwise acquire, and to sell, exchange, surrender, lease, mortgage, charge, convert, turn to account, dispose of and deal with, real and personal property and rights of all kinds, including without limitation, mortgages, debentures, concessions, options, contracts, licenses, bonds, stocks, shares, policies, book debts, business concerns, undertakings and choses in action of all kinds; and to exercise and enforce all rights and powers conferred by or incidental to the ownership of any shares, stock, obligations and securities or other choses in action or property.

        (iv) To engage in or carry on any other lawful trade, business or enterprise which may at any time appear to the Directors or the Company capable of being conveniently carried on or which may appear to the Directors or the Company likely to be profitable to the Company, IT BEING HEREBY DECLARED that in the interpretation of this Memorandum of Association in general and of this Clause 3 in particular no object, business or power specified or mentioned shall be limited or restricted by reference to or inference from any other object, business or power, or the name of the Company, or by the juxtaposition of two or more objects, businesses or powers and that in the event of any ambiguity in this clause or elsewhere in this Memorandum of Association, the same shall be resolved by such interpretation and construction as will widen and enlarge and not restrict the objects, businesses and powers of and exercisable by the Company.

                           Preliminary Proxy Material

    4. Except as prohibited or limited by the Companies Law (1995 Revision), the Company shall have full power and authority to carry out any object and shall have and be capable of from time to time and at all times exercising any and all of the powers at any time or from time to time exercisable by a natural person or body corporate in doing in any part of the world whether as principal, agent, contractor or otherwise, whatever may be considered by it necessary for the attainment of its objects and whatever else may be considered by it as incidental or conducive thereto or consequential thereon, including, but without in any way restricting the generality of the foregoing, the power to make any alterations or amendments to this Memorandum of Association and the Articles of Association of the Company considered necessary or convenient in the manner set out in the Articles of Association of the Company, and the power to do any of the following acts or things, viz: to pay all expenses of and incidental to the promotion, formation and incorporation of the Company; to own, sell, lease or dispose of any property of the Company; to draw, make, accept, endorse, discount, execute and issue promissory notes, debentures, bills of exchange, bills of lading, warrants and other negotiable or transferable instruments; to lend money or other assets and to act as guarantors; to borrow or raise money on the security of the undertaking or on all or any of the assets of the Company including uncalled capital or without security; to invest monies of the Company in such manner as the Directors determine; to promote other companies; to sell the undertaking of the Company for cash or any other consideration; to distribute assets in specie to members of the Company; to carry on any trade or business and generally to do all acts and things which, in the opinion of the Company or the Directors, may be conveniently or profitably or usefully acquired and dealt with, carried on, executed or done by the Company in connection with the business aforesaid, PROVIDED THAT the Company shall only carry on the businesses for which a license is required under the laws of the Cayman Islands when so licensed under the terms of such laws.

    5. The liability of each member is limited to the amount from time to time unpaid on such member's shares.

    6. The authorized share capital of the Company is US$9,999,900 divided into 999,990,000 Ordinary Shares of a nominal or par value of US$0.01 each with power for the Company insofar as is permitted by law, to redeem or purchase any of its shares and to increase or reduce the said capital subject to the provisions of the Companies Law (1995 Revision) and the Articles of Association and to issue any part of its capital, whether original, redeemed or increased with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions and so that unless the conditions of issue shall otherwise expressly declare every issue of shares whether declared to be preference or otherwise shall be subject to the powers hereinbefore contained.

    7. The operations of the Company will be carried on subject to the provisions of Section 192 of the Companies Law (1995 Revision)[ and, subject to the provisions of the Companies Law (1995 Revision) and the Articles of Association, it shall have the power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands].

    Dated the 16th day of March, One Thousand Nine Hundred and Ninety-Eight.

                                                                                                  NO. OF
                                                                                                  SHARES
                                                                                                 TAKEN BY
NAME OF SUBSCRIBER                                                 ADDRESS        OCCUPATION    SUBSCRIBER
------------------------------------------------------------  ------------------  -----------  ------------
Huntlaw Nominees Ltd.                                         P.O. Box 1350           Company   1 Ordinary
  (Sgd. B.S.D. Putterill)                                     Grand Cayman                           Share
                                                              Cayman Islands

WITNESS TO THE ABOVE SIGNATURE:--
(Sgd. M. Bodden)

                                      G-2
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                               THE COMPANIES LAW
                           COMPANY LIMITED BY SHARES
                            ------------------------
                            ARTICLES OF ASSOCIATION
                                       OF
                            EXEL MERGER COMPANY LTD.
         (ADOPTED BY SPECIAL RESOLUTION PASSED ON               , 1998)

    1. In these Articles, Table A in the Schedule to the Statute does not apply and, unless there be something in the subject or context inconsistent therewith,

        "Articles" means these Articles as originally framed or as from time to time altered by Special Resolution.

        "The Auditors" means the persons for the time being performing the duties of auditors of the Company.

        "The Company" means the above-named Company.

        "Debenture" means debenture stock, mortgages, bonds and any other such securities of the Company, whether constituting a charge on the assets of the Company or not.

        "The Directors" means the directors for the time being of the Company.

        "Dividend" includes bonus.

        "Member" shall bear the meaning ascribed to it in Section 35 of the Statute.

        "Month" means calendar month.

        "Paid-up" means paid-up and/or credited as paid-up.

        "The Registered Office" means the registered office for the time being of the Company.

        "Seal" means the common seal of the Company and includes every official seal.

        "Secretary" includes an Assistant Secretary and any person appointed to perform the duties of Secretary of the Company.

        "Special Resolution" has the same meaning as in the Statute.

        "Statute" means the Companies Law of the Cayman Islands, as amended, and every statutory modification or re-enactment thereof for the time being in force.

        "Written" and "In Writing" include all modes of representing or reproducing words in visible form.

        Words importing the singular number only include the plural number and vice-versa.

        Words importing the masculine gender only include the feminine gender.

        Words importing persons only include corporations.

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                            CERTIFICATES FOR SHARES

    2. Certificates representing shares of the Company shall be in such form and may bear such legends (reflecting the terms of issue of the shares thereby represented, or any of these Articles or other relevant matters), as shall be determined by the Directors. Such certificates shall be under seal signed by a Director and countersigned by the Secretary or another Director or other authorized person. All certificates for shares shall be consecutively numbered or otherwise identified and shall specify the shares to which they relate.

    3. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered in the register of Members of the Company. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled.

    4. The Directors may authorize certificates to be issued with the seal and authorized signatures affixed by some method or system of mechanical process.

    5. Notwithstanding Article 3 of these Articles, if a share certificate be defaced, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and the payment of the expenses incurred by the Company in investigating evidence, as the Directors may prescribe.

                         SHARE CAPITAL; ISSUE OF SHARES

    6. (a) Without prejudice to the power of the Directors under Article 6(b), the shares of the Company shall initially be divided into two classes of Ordinary Shares: Ordinary Shares that carry voting rights equal to one vote per share, which shall be referred to in these Articles as Class A shares; and Ordinary Shares that do not carry voting rights, which shall be referred to in these Articles as Class B shares. Class A shares and Class B shares shall at all times rank, as to assets, dividends and in all other respects (except for the ability to exchange Ordinary Shares of one class for Ordinary Shares of another class as provided in these Articles) on a parity with each other, except that the Class B shares shall not have the right to vote, except as otherwise provided by law or these Articles. At any time and from time to time, a member holding Class B shares may, subject to Article 12(a), deliver to the Company certificates representing all or some of such Class B shares and be entitled to receive, in exchange for such Class B shares so delivered, certificates representing an equal number of Class A shares. In the event of any sub-division or consolidation or similar transaction affecting the outstanding Class A shares or the Class B shares, the number of Class A shares receivable in exchange for Class B shares shall be appropriately adjusted. All Class B shares, in addition to the restrictions on transfer applicable to all shares of the Company, including those set forth in Articles 8-11, shall also be subject to restrictions on transfer set forth in Article 12(b).

    (b) The Directors may allot, issue or grant options, warrants or other convertible or exchangeable securities over or with respect to, or otherwise dispose of, shares of the Company at such times and on such terms as they think proper. Without prejudice to any special rights previously conferred on the holders of existing shares, any share may be issued with such preferred, deferred or other special rights, terms or conditions, or such restrictions, whether in regard to dividends, voting, return of share capital, exchange for other classes of shares, exchangeability for other securities or otherwise, as the Directors may from time to time determine.

    (c) No share of the Company shall be issued unless it is fully paid. All shares shall be non-assessable and no Member shall be liable to make any additional payment to the Company in respect thereof beyond the initial consideration agreed and paid to the Company at or before the time of issue.

    (d) Subject to the provisions of the Statute, any issued and outstanding shares may be purchased or redeemed by the Company out of profits or from the proceeds of a fresh issue of shares or out of capital or

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the share premium account, in such circumstances and on such terms as shall be agreed by the Directors and the holder thereof.

    7. The Company shall maintain a register of its Members and every person whose name is entered as a Member in the register of Members shall be entitled with payment to receive within two months after allotment or lodgement of transfer (or within such other period as the conditions of issue shall provide) one certificate for all his shares or several certificates each for one or more of his shares upon payment of US$0.50 or such lesser sum for every certificate after the first as the Directors shall from time to time determine provided that in respect of a share or shares held jointly by several persons the Company shall not be bound to issue more than one certificate and delivery of a certificate for a share to one of the several joint holders shall be sufficient delivery to all such holders.

                               TRANSFER OF SHARES

    8. The instrument of transfer of any share shall be in writing and shall be executed by or on behalf of the transferor; and the transferor shall be deemed to remain the holder of a share until the name of the transferee is entered in the register in respect thereof.

    9. (a) The Directors shall decline to register a transfer of shares unless
(i) a registration statement under the Securities Act of 1933, as amended, of the United States of America is in effect with respect to such transfer or (ii) such transfer is exempt from registration and, if requested by the Directors, a written opinion from counsel reasonably acceptable to the Directors is obtained to the effect that no such registration is required.

    (b) The Directors shall decline to register a transfer of shares if it appears to the Directors, whether before or after such transfer, that the effect of such transfer would be to increase the number of the Controlled Shares (as defined in Article 41) of any person to ten percent (10%) or any higher percentage [of the issued Class A shares] or of the total issued shares or of the voting power of the Company.

    (c) The Directors may, in their discretion, advise any person (as defined in Article 41) that any transfer which would increase the number of such person's Controlled Shares (as defined in Article 41) to ten percent (10%) or any higher percentage [of the issued Class A shares] or the total issued shares or voting power of the Company may not be made and will not be recognized for any purpose and any such transfer purported to have been made to such person after receipt of such notice by such person shall be null and void.

    10. The Directors shall have an absolute discretion to decline to register any transfer of shares without assigning any reason therefor. If the Directors refuse to register a transfer they shall notify the transferee within two months of such refusal.

    11. The registration of transfers may be suspended at such time and for such periods as the Directors may from time to time determine, provided always that such registration shall not be suspended for more than 45 days in any year except as may be required by applicable law.

                               EXCHANGE OF SHARES

    12. (a) Upon the request of any Member holding Class B shares, the Company shall issue such Member Class A shares in exchange for all or a portion of such Member's Class B shares; PROVIDED that in no event shall the number of Class A shares so issued cause the voting power of such Member to exceed ten percent (10%) of the voting power of all issued shares of the Company; PROVIDED FURTHER that the Directors may decline to issue shares of one class in exchange for shares of another class in their absolute discretion. Notwithstanding the second proviso to the immediately preceding sentence, upon request of any Member holding Class B shares (or who has previously held Class B shares), the Company shall issue such Member Class B shares in exchange for such Member's Class A shares if as a result of a purchase of

                           Preliminary Proxy Material
shares or any other action by the Company such exchange is necessary to ensure compliance by such Member with the Bank Holding Company Act of the United States of America. Subject to the Statute and applicable law, the exchange of shares of one class for shares of another class may be effected in such a manner as the Directors may from time to time determine.

    (b) In addition to any and all other restrictions on transfer of shares contained herein, the Directors shall decline to approve or to register any transfer of any Class B share (except to the ultimate parent corporation of the Member or any wholly owned direct or indirect subsidiary of the Parent).

                         VARIATION OF RIGHTS OF SHARES

    13. (a) If at any time the share capital is divided into different classes or series of shares, the rights attached to any class or series (unless otherwise provided by the terms of issue of the shares of that class or series) may be varied by the holder(s) of issued shares of that class or series by Special Resolution at a separate meeting of the holders of shares of such class or series. The provisions of these Articles relating to general meetings shall apply, MUTATIS MUTANDIS, to every such separate general meeting, except that the necessary quorum shall be any one or more persons present in person or by proxy holding not less than fifty percent (50%) of the issued shares of the class.

    (b) The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking PARI PASSU therewith.

                          COMMISSION ON SALE OF SHARES

    14. The Company may insofar as the Statute from time to time permits pay a commission to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares of the Company. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up shares or partly in one way and partly in the other. The Company may also on any issue of shares pay such brokerage as may be lawful.

                           NON-RECOGNITION OF TRUSTS

    15. No person shall be recognized by the Company as holding any share upon any trust and the Company shall not be bound by or be compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future, or partial interest in any share, or any interest in any fractional part of a share, or (except only as is otherwise provided by these Articles or the Statute) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder, but the Company may, in accordance with the Statute, issue fractions of shares.

                                 LIEN ON SHARES

    16. The Company shall have a first and paramount lien and charge on all shares registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either (alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such share shall operate as a waiver of the Company's lien (if any) thereon. The Company's lien (if any) on a share shall extend to all dividends or other monies payable in respect thereof.

    17. The Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien, but no sale shall be made unless a sum in respect of which the lien exists is presently payable, nor until the expiration of fourteen days after a notice in writing stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the

                           Preliminary Proxy Material
registered holder or holders for the time being of the share, or the person, of which the Company has notice, entitled thereto by reason of his death or bankruptcy.

    18. To give effect to any such sale, the Directors may authorize some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

    19. The proceeds of such sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable and the residue, if any, shall (subject to a like lien for sums not presently payable as existed upon the shares before the sale) be paid to the person entitled to the shares at the date of the sale.

                     REGISTRATION OF EMPOWERING INSTRUMENTS

    20. The Company shall be entitled to charge a fee on the registration of every probate, letter of administration, certificate of death or marriage, power of attorney, notice in lieu of distringas, or other instrument.

                             TRANSMISSION OF SHARES

    21. In case of the death of a Member, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where he was a sole holder, shall be the only persons recognized by the Company as having any title to his interest in the shares, but nothing herein contained shall release the estate of any such deceased holder from any liability in respect of any shares which had been held by him solely or jointly with other persons.

    22. (a) Any person becoming entitled to a share in consequence of the death or bankruptcy of a Member (or in any other way than by transfer) may, upon such evidence being produced as may from time to time be required by the Directors and subject as hereinafter provided, elect either to be registered himself as holder of the share or to make such transfer of the share to such other person nominated by him as the deceased or bankrupt person could have made and to have such person registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by that Member before his death or bankruptcy, as the case may be.

    (b) If the person so becoming entitled shall elect to be registered himself as holder, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects.

    23. A person becoming entitled to a share by reason of the death or bankruptcy of the holder (or in any case other than by transfer) shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share, except that he shall not, before being registered as a Member in respect of the share, be entitled in respect of it to exercise any right conferred by Membership in relation to meetings of the Company, PROVIDED HOWEVER that the Directors may at any time give notice requiring any such person to elect either to be registered himself or to transfer the share and if the notice is not complied with within ninety days, the Directors may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the shares until the requirements of the notice have been complied with.

                           Preliminary Proxy Material

               AMENDMENT OF MEMORANDUM OF ASSOCIATION, CHANGE OF
             LOCATION OF REGISTERED OFFICE & ALTERATION OF CAPITAL

    24. (a) Subject to and in so far as permitted by the provisions of the Statute, the Company may from time to time by Special Resolution alter or amend its Memorandum of Association and may, without restricting the generality of the foregoing:

        (i) increase the share capital by such sum to be divided into shares of such amount or without nominal or par value as the resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine.

        (ii) consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

       (iii) by subdivision of its existing shares or any of them divide the whole or any part of its share capital into shares of smaller amount than is fixed by the Memorandum of Association or into shares without nominal or par value.

        (iv) cancel any shares which at the date of the passing of the resolution have not been taken or agreed to be taken by any person.

    (b) All new shares created hereunder shall be subject to the same provisions with reference to liens, transfer, transmission and otherwise as the shares in the original share capital.

    (c) Subject to the provisions of the Statute the Company may by Special Resolution reduce its share capital, any capital redemption reserve fund, or any share premium account.

    25. Subject to the provisions of the Statute the Company may by Special Resolution change its name or alter its objects.

    26. Subject to the provisions of the Statute the Company may by resolution of the Directors change the location of its registered office.

               CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

    27. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, the Directors of the Company may provide that the register of Members shall be closed for transfers for a stated period but not to exceed in any case 40 days. If the register of Members shall be so closed for the purpose of determining Members entitled to notice of or to vote at a meeting of Members such register shall be so closed for at least ten days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the register of Members.

    28. In lieu of or apart from closing the register of Members, the Directors may fix in advance a date as the record date for any such determination of Members entitled to notice of or to vote at a meeting of the Members and for the purpose of determining the Members entitled to receive payment of any dividend. For the purpose of determining the Members entitled to receive payment of any dividend, the Directors may, at or within 90 days prior to the date of declaration of such dividend fix a subsequent date no later than the date of declaration as the record date for such determination.

    29. If the register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members or Members entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of

                           Preliminary Proxy Material
Members has been made as provided in this section, such determination shall apply to any adjournment thereof.

                                GENERAL MEETING

    30. (a) The Company shall in each year of its existence hold a general meeting as its Annual General Meeting and shall specify the meeting as such in the notices calling it. The Annual General Meeting shall be held at such time and place as the Directors shall appoint.

    (b) At these meetings the financial statements of the Company and the reports of the Directors and Auditors shall be presented and the Directors and Auditors for the ensuing year shall be elected.

    31. (a) The Directors may whenever they think fit, and they shall on the requisition of Members of the Company holding at the date of the deposit of the requisition not less than fifteen percent (15%) of the voting power of the issued shares of the Company which at the date of the deposit carry the right of voting at general meetings of the Company, proceed to convene a general meeting of the Company.

    (b) The requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office of the Company and may consist of several documents in like form each signed by one or more requisitionists.

    (c) If the Directors do not within 21 days from the date of the deposit of the requisition duly proceed to convene a general meeting, the requisitionists, or any of them representing more than one-half of the total voting rights of all of them, may themselves convene a general meeting, but any meeting so convened shall not be held after the expiration of three months after the expiration of the said 21 days.

    (d) A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

    (e) If at any such general meeting a resolution requiring confirmation at another meeting is passed, the Directors shall forthwith convene a further general meeting to be held not less than ten days nor later than one month after the passing of the first resolution for the purpose of considering the resolution and if the Directors do not give notice of so convening such further general meeting prior to the date of the passing of the first resolution the requisitionists or any of them representing more than one-half of the total voting rights of all the requisitionists may themselves give notice and convene the general meeting.

                           NOTICE OF GENERAL MEETING

    32. At least 30 days' notice shall be given of an Annual General Meeting or any other general meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify the place, the day and the hour of the meeting and the general nature of the business and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company provided that a general meeting of the Company shall, whether or not the notice specified in this regulation has been given, be deemed to have been duly called if it is so agreed by all the Members entitled to attend and vote thereat or their proxies.

    33. The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting.

                        PROCEEDINGS AT GENERAL MEETINGS

    34. No business shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business. One or more Members present in person or by proxy holding at least fifty percent (50%) of the voting power of the issued shares of the Company for the time being shall be a quorum provided however that no quorum shall exist for the purpose of considering or

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passing any Special Resolution unless the Member or Members present in person or by proxy shall hold at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the issued shares for the time being.

    35. Subject and without prejudice to any provisions of the Statute, a resolution in writing (in one or more counterparts) signed by all Members for the time being entitled to receive notice of and to attend and vote at general meetings (or being corporations by their duly authorized representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

    36. If within one hour after the time appointed for the meeting a quorum is not present, the meeting shall be dissolved.

    37. The Chairman, if any, of the Board of Directors shall preside as Chairman at every general meeting of the Company, or if there is no such Chairman, or if he shall not be present within thirty minutes after the time appointed for the holding of the meeting, or is unwilling to act, the Directors present shall elect one of their number to be Chairman of the meeting.

    38. If at any general meeting no Director is willing to act as Chairman or if no Director is present within thirty minutes after the time appointed for holding the meeting, the Members present shall choose one of their number to be Chairman of the meeting.

    39. The Chairman may, with the consent of any general meeting duly constituted hereunder, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting.

    40. At any General Meeting a resolution put to the vote at the meeting shall be decided on a poll taken in such manner as the Chairman directs.

                                VOTES OF MEMBERS

    41. (a) Every Member of record owning Class A shares present in person or by proxy shall have one vote for each Class A share registered in such Member's name in the register, provided that if and so long as the votes conferred by the Controlled Shares of any person constitute ten percent (10%) or more of the votes conferred by the issued shares of the Company, each issued share comprised in such Controlled Shares shall confer only a fraction of a vote that would otherwise be applicable according to the following formula:

        [(T divided by 10) - 1] divided by C.

        Where: "T" is the aggregate number of votes conferred by all the issued shares of the Company; and "C" is the number of votes conferred by the Controlled Shares of such person.

        "Controlled Shares" in reference to any person means:

    (i) all shares of the Company directly, indirectly or constructively owned by such person within the meaning of Section 958 of the Internal Revenue Code of 1986, as amended, of the United States of America; and

    (ii) all shares of the Company directly, indirectly or constructively owned by any person or "group" of persons within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of the United States of America and the rules and regulations promulgated thereunder.

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        For the purposes of this Article, "person" shall mean any individual, firm, partnership, corporation, association, or other entity, or any "group" of persons within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of the United States of America and the rules and regulations thereunder.

    (b) Any public shares acquired by J.P. Morgan Securities Inc. in the course of its maintaining a market in the public shares shall have no voting rights for so long as J.P. Morgan Securities Inc. or any of its affiliates beneficially owns such shares within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, of the United States of America; provided that upon any disposition thereof to any other person such shares shall be entitled to the voting rights otherwise provided by the Statute and these Articles.

    (c) If, as a result of giving effect to the foregoing provisions of Article 41 or otherwise, the votes conferred by the Controlled Shares of any person would otherwise represent more than 10% of the votes conferred by all the issued shares of the Company, the votes conferred by the Controlled Shares of such person shall be reduced in accordance with the foregoing provisions of Article
41. Such process shall be repeated until the votes conferred by the Controlled Shares of each person represent no more than 10% of the votes conferred by all the issued shares of the Company.

    (d) Notwithstanding the foregoing Article 41, after having applied the provisions thereof as best as they consider reasonably practicable, the Directors may make such final adjustments to the aggregate number of votes conferred by the Controlled Shares of any member that they consider fair and reasonable in all the circumstances to ensure that such votes represent less than 10% of the aggregate voting power of the votes conferred by all the issued shares of the Company.

    42. In the case of joint holders of record the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the register of Members.

    43. A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, receiver, curator bonis, or other person in the nature of a committee, receiver or curator bonis appointed by that court, and any such committee, receiver, curator bonis or other persons may vote by proxy.

    44. No Member shall be entitled to vote at any general meeting unless he is registered as a shareholder of the Company on the record date for such meeting.

    45. No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the general meeting whose decision shall be final and conclusive. Notwithstanding the foregoing, however, the Chairman of the general meeting may, in his discretion, whether or not an objection has been raised, and if the Chairman considers that such action is necessary to determine accurately the vote count, defer until after the conclusion of the general meeting a decision as to the proper application of the proviso in Article 41 to any vote at such meeting. If the decision has been so deferred, then the Chairman of the general meeting or, failing such decision within ninety (90) days of the general meeting, the Board of Directors, shall make such decision and such decision shall be final and conclusive.

    46. Votes may be given either personally or by proxy.

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                                    PROXIES

    47. The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorized in writing, or, if the appointor is a corporation under the hand of an officer or attorney duly authorized in that behalf. A proxy need not be a Member of the Company.

    48. The instrument appointing a proxy shall be deposited at the Registered Office of the Company or at such other place as is specified for that purpose in the notice convening the meeting no later than the time for holding the meeting, or adjourned meeting, provided that the Chairman of the Meeting may at his discretion direct that an instrument of proxy shall be deemed to have been duly deposited upon receipt of telex or cable confirmation from the appointor that the instrument of proxy duly signed is in the course of transmission to the Company.

    49. The instrument appointing a proxy may be in any usual or common form and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked.

    50. A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the share in respect of which the proxy is given provided that no intimation in writing of such death, insanity, revocation or transfer as aforesaid shall have been received by the Company at the office before the commencement of the general meeting, or adjourned meeting, at which it is sought to use the proxy.

    51. Any corporation which is a Member of record of the Company may in accordance with its Articles or in the absence of such provision by resolution of its Directors or other governing body authorize such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members of the Company, and the person so authorized shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member of record of the Company.

                                   DIRECTORS

    52. There shall be a Board of Directors consisting of not less than three or more than 24 persons, the exact number at any time to be fixed by the Board of Directors, subject to the power of the Company by ordinary resolution to increase or reduce the limits in the number of Directors.

    53. The remuneration to be paid to the Directors shall be such remuneration as the Directors shall determine. Such remuneration shall be deemed to accrue from day to day.

    54. The Directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Directors from time to time, or a combination partly of one such method and partly the other.

    55. The Directors may by resolution award special remuneration to any Director of the Company undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

    56. A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

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    57. A Director may act by himself or his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

    58. A shareholding qualification for Directors may be fixed by the Company in general meeting, but unless and until so fixed no qualification shall be required.

    59. A Director of the Company may be or become a Director or other Officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as shareholder or otherwise and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or Officer of, or from his interest in, such other company.

    60. No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realized by any such contract or transaction by reason of such Director holding office or of the fiduciary relation thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which he is so interested as aforesaid provided however that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

    61. A general notice that a Director is a shareholder of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure under Article 60 and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

                         POWERS AND DUTIES OF DIRECTORS

    62. The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting, registering and setting up the Company, and may exercise all such powers of the Company as are not, from time to time by the Statute, or by these Articles, or such regulations, being not inconsistent with the aforesaid, as may be prescribed by the Company in general meeting, required to be exercised by the Company in general meeting. No regulations made by the Company in general meeting shall invalidate any prior act of the Directors which would have been valid if that regulation had not been made.

    63. The Directors may from time to time and at any time by powers of attorney appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorneys as the Directors may think fit and may also authorize any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

    64. All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted endorsed or otherwise executed as the case may be in such manner as the Directors shall from time to time by resolution determine.

    65. The Directors shall cause Minutes to be made in books provided for the purpose:

    (a) of all appointments of officers made by the Directors;

    (b) of the names of the Directors (including those represented thereat by proxy) present at each meeting of the Directors and of any committee of the Directors;

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    (c) of all resolutions and proceedings at all meetings of the Company and of the Directors and of Committees of Directors.

    66. The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

                                BORROWING POWERS

    67. (a) The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

    (b) The Directors may raise or secure the payment or repayment of such sum or sums in such manner and upon such terms and conditions in all respects as they think fit and, in particular, by the issue of debentures, debenture stock, bonds or other securities of the Company, whether outright or as collateral security for any debts, liability or obligations of the Company or of any third party.

    (c) Debentures, debenture stock, bonds and other securities may be made assignable free from any equities between the Company and the person to whom the same may be issued.

    (d) Any debentures, debenture stock, bonds or other securities may be issued at a discount, premium or otherwise and with any special privileges as to redemption, surrender, drawings, convertibility into shares of the Company, allotment of shares, attending and voting at general meetings of the Company, appointment of Directors and otherwise.

    (e) The Directors shall cause a proper register to be kept, in accordance with the provisions of the Statute, of all mortgages and charges specifically affecting the property of the Company and shall duly comply with the requirements of the Statute in regard to the registration of mortgages and charges therein specified and otherwise.

    (f) If the Company issues a series of debentures or debenture stock or similar securities, whether or not transferable by delivery, the Directors shall cause a proper register to be kept of the holders of such debentures or securities.

                                   MANAGEMENT

    68. The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the next following Article shall be without prejudice to the general powers conferred by this Article.

    69. The Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any persons to be members of such committees or local boards or any managers or agents and may fix their remuneration.

                            PROCEEDINGS OF DIRECTORS

    70. Except as otherwise provided by these Articles, the Directors shall meet together (either within or outside the Cayman Islands) for the despatch of business, convening, adjourning and otherwise regulating their meetings as they think fit. Questions arising at any meeting shall be decided by a majority of votes of the Directors present at a meeting at which there is a quorum. In the case of an equality of votes, the Chairman shall not have a casting vote.

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    71. A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors by at least five days' notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held and if notice is given in person, by telegram, telex, cablegram, facsimile transmission or wireless the same shall be deemed to have been given on the day it is delivered to the Directors or transmitting organization as the case may be. The provisions of
Article 33 shall apply mutatis mutandis with respect to notices of meetings of Directors.

    72. The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and unless so fixed shall be one-third of the Directors currently in office present in person or represented by proxy.

    73. The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

    74. The Directors may elect a Chairman of their Board and determine the period for which he is to hold office; but if no such Chairman is elected, or if at any meeting the Chairman is not present within thirty minutes after the time appointed for holding the same, the Directors present may choose one of their number to be Chairman of the meeting.

    75. The Directors may delegate any of their powers to committees consisting of such member or members of the Board of Directors as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors. 76. A committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the Members present.

    77. All acts done by any meeting of the Directors or of a committee of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.

    78. Members of the Board of Directors or of any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. A resolution in writing (in one or more counterparts), signed by all the Directors for the time being or all the members of a committee of Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors or committee as the case may be duly convened and held.

    79. (a) A Director may be represented at any meetings of the Board of Directors by a proxy appointed by him and approved by the Board in which event the presence or vote of the proxy shall for all purposes be deemed to be that of the Director.

    (b) The provisions of Articles 47-50 shall MUTATIS MUTANDIS apply to the appointment of proxies by Directors.

                         VACATION OF OFFICE OF DIRECTOR

    80. The office of a Director shall be vacated:

    (a) if he gives notice in writing to the Company that he resigns the office of Director;

    (b) if he dies, becomes bankrupt or makes any arrangement or composition with his creditors generally;

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    (c) if he is found a lunatic or becomes of unsound mind;

    (d) in the circumstances described in the next following Article; or

    (e) if he ceases to be a Director by virtue of, or becomes prohibited from being a Director by reason of, an order made under any provisions of any law or enactment.

                      APPOINTMENT AND REMOVAL OF DIRECTORS

    81. (a) The Directors shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist as nearly as possible of one-third of the total number of Directors constituting the entire Board of Directors. The initial term of office for each Director in Class I shall expire at the Annual General Meeting of the Company in 1999; the initial term of office for each Director in Class II shall expire at the Annual General Meeting in 2000; and the initial term of office for each Director in Class III shall expire at the Annual General Meeting in 2001. At each Annual General Meeting, commencing with the Annual General Meeting to be held in 1999, the successors of the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the Annual General Meeting to be held in the third year of their election, so that the term of one class of Directors shall expire in each year. Each Director shall hold office for the term for which he or she is elected or appointed and until his or her successor shall be elected or appointed and qualify or until he or she shall vacate office in accordance with Article 80. If the number of Directors is changed, an increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, but in no case shall a decrease in the number of Directors shorten the term of an incumbent Director. The term of a Director appointed to fill a newly created directorship, or other vacancy, shall expire at the same time as the term of the other Directors of the class for which the new directorship is created or in which the vacancy occurred. No person shall, unless recommended by the Directors, be eligible for election to the office of Director at any Annual General Meeting unless not less than five nor more than twenty-one days before the date appointed for the meeting there has been left at the registered office of the Company notice in writing signed by a Member duly qualified to attend and vote at the meeting of his intention to propose such person for election, and also notice in writing signed by that person of his willingness to be elected.

    (b) At any time the Company may by Special Resolution of the total voting power of the issued shares of the Company determined in accordance with these Articles, including Article 41, remove any Director and may in like manner appoint another person in his stead.

    82. The Directors shall have power at any time and from time to time to appoint any person to be a Director to fill any vacancy on the Board of Directors created pursuant to the provisions of Articles 52 or 80.

                             PRESUMPTION OF ASSENT

    83. A Director of the Company who is present at a meeting of the Board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the Minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

                                      SEAL

    84. (a) Subject to the provisions of Article 4 hereof, the Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors in that behalf and every

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instrument to which the Seal has been affixed shall be signed by one person who shall be either a Director or the Secretary or Secretary-Treasurer or some person appointed by the Directors for the purpose.

    (b) The Company may have for use in any territory district or place not situate in the Cayman Islands, an official seal which shall be a facsimile of the Common Seal of the Company with or without the addition on its face of the name of every territory district or place where it is to be used.

    (c) A Director, Secretary or other officer or representative or attorney may without further authority of the Directors affix the Seal of the Company over his signature alone to any document of the Company required to be authenticated by him under Seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

                                    OFFICERS

    85. The Company may have a President and shall have a Secretary or Secretary-Treasurer appointed by the Directors who may also from time to time appoint such other Officers as they consider necessary, all for such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors from time to time prescribe.

    86. A provision of the Statute or these Articles requiring or authorizing a thing to be done by a Director and an Officer shall not be satisfied by its being done by the one person acting in the dual capacity of Director and Officer.

                             DIVIDENDS AND RESERVE

    87. Subject to the Statute, the Directors may from time to time declare dividends on shares of the Company outstanding and authorise payment of the same out of the funds of the Company and may from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits and financial condition of the Company.

    88. The Directors may, before declaring any dividends, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the like discretion, be employed in the business of the Company.

    89. No dividend shall be payable except out of the profits of the Company, realized or unrealized or out of monies otherwise available for dividends in accordance with the Statute.

    90. Subject to the rights of persons, if any, entitled to shares with special rights as to dividends, all shares outstanding on the record date for a dividend shall rank equally for such dividend regardless of their date of issue and regardless of the amount paid up thereon.

    91. The Directors may deduct from any dividend payable to any Member all sums of money (if any) presently payable by him to the Company on any account.

    92. The Directors may declare that any dividend be paid wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures, or debenture stock of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees as may seem expedient to the Directors.

    93. Any dividend, interest or other monies payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint

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holders, to the holder who is first named on the register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other monies payable in respect of the share held by them as joint holders.

    94. No dividend shall bear interest against the Company. Subject to the Statute, if determined by the Directors, any dividend unclaimed for a period of six years from the date of declaration of such dividend shall be forfeited and shall revert to the Company and the payment by the Directors of any unclaimed dividend, interest or other sum payable on or in respect of the share into a separate account shall not constitute the Company a trustee in respect thereof.

                                 CAPITALIZATION

    95. The Company may, upon the recommendation of the Directors by ordinary resolution, authorize the Directors to capitalize any sum standing to the credit of any of the Company's reserve accounts (including share premium account and capital redemption reserve fund) or any sum standing to the credit of profit and loss account or otherwise available for distribution and to appropriate such sum to Members in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of dividend and to apply such sum on their behalf in paying up in full unissued shares (not being redeemable shares) for allotment and distribution credited as fully paid up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalization, with full power to the Directors to make such provisions as they think fit for the case of shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorize any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalization and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

                                BOOKS OF ACCOUNT

    96. The Directors shall cause proper books of account to be kept with respect to:

    (a) all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place;

    (b) all sales and purchases of goods by the Company; and

    (c) the assets and liabilities of the Company.

Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company's affairs and to explain its transactions.

    97. The Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

    98. The Directors shall from time to time cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

                           Preliminary Proxy Material

                                     AUDIT

    99. The Company shall at each Annual General Meeting appoint an Auditor or Auditors of the Company who shall hold office until the next Annual General Meeting and may fix his or their remuneration.

    100. The Directors shall fill any casual vacancy in the office of Auditor, but while any such vacancy continues the surviving or continuing Auditor or Auditors, if any, may act. The remuneration of any Auditor, unless fixed by the Company in General Meeting, shall be fixed by the Directors.

    101. Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers of the Company such information and explanation as may be necessary for the performance of the duties of the auditors.

    102. Auditors shall at the next Annual General Meeting following their appointment and at any other time during their term of office, upon request of the Directors or any general meeting of the Members, make a report on the accounts of the Company in general meeting during their tenure of office.

                                    NOTICES

    103. Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by post, cable or telex to him or to his address as shown in the register of Members, such notice, if mailed, to be forwarded airmail if the address be outside the Cayman Islands.

    104. (a) Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, pre-paying and posting a letter containing the notice, and to have been effected at the expiration of 60 hours after the letter containing the same is posted as aforesaid.

    (b) Where a notice is sent by cable, telex, facsimile transmission or air courier, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending through a transmitting organization the notice, and to have been effected at the expiration of forty-eight hours after the same is sent as aforesaid.

    105. A notice may be given by the Company to the joint holders of record of a share by giving the notice to the joint holder first named on the register of Members in respect of the share.

    106. A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a share or shares in consequence of the death or bankruptcy of a Member by sending it through the post as aforesaid in a pre-paid letter addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankruptcy, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

    107. Notice of every general meeting shall be given in any manner hereinbefore authorized to:

    (a) every person shown as a Member in the register of Members as of the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the register of Members; and

    (b) every person upon whom the ownership of a share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member of record, where the Member of record, but for his death or bankruptcy, would be entitled to receive notice of the meeting.

No other person shall be entitled to receive notices of general meetings.

                           Preliminary Proxy Material

                                   WINDING UP

    108. If the Company shall be wound up, the Liquidator may, with the sanction of a Special Resolution of the Company and any other sanction required by the Statute, divide amongst the Members in specie or kind, the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purpose set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The Liquidator may with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the Liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any shares or other securities whereon there is any liability.

                                   INDEMNITY

    109. (a) The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, or in a fiduciary or other capacity with respect to any employee benefit plan maintained by the Company, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, or reasonably believed to be in or not opposed to the best interests of such employee benefit plan, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or reasonably believed to be in or not opposed to the best interests of such employee benefit plan, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

    (b) The Company shall indemnify any person who was or is a party or is threatened to be made a party of any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favour by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, or in a fiduciary or other capacity with respect to any employee benefit plan maintained by the Company, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defence or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, or reasonably believed to be in or not opposed to the best interests of such employee benefit plan, and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for willful neglect or default in the performance of his duty to the Company or to such employee benefit plan unless and only to the extent that the Grand Court of the Cayman Islands or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Grand Court or such other court shall deem proper.

    (c) To the extent that a director, officer, employee or agent of the Company shall be successful on the merits or otherwise in defence, of any action, suit or proceeding referred to in paragraphs (a) and (b), or in

                           Preliminary Proxy Material
defence of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

    (d) Any indemnification under paragraphs (a) and (b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made
(1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders entitled to vote.

    (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the manner provided in paragraph (d) upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company as authorized in this Article 109.

    (f) The indemnification provided by this Article 109 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

    (g) The Board of Directors may authorise the Company to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, or in a fiduciary or other capacity with respect to any employee benefit plan maintained by the Company, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Article 109.

                                  NO LIABILITY

    110. No director or officer of the Company shall be liable or answerable for the acts, receipts, neglects, or defaults of any other Director or other officer of the Company or for joining in any receipt or other act for conformity or for any loss or expense happening to the Company through the insufficiency or deficiency of any security in or upon which any of the monies of the Company shall be invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person with whom any monies, securities or effects shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage, or misfortune whatever which shall happen in or about the execution of the duties of his office or in relation thereto, unless the same happen through his own willful neglect or default.

                                  FISCAL YEAR

    111. The Fiscal Year of the Company shall commence on 1st December and end on the 30th November next following. At any time or times the Directors may prescribe some other period for any Fiscal Year.

                           Preliminary Proxy Material

                             AMENDMENTS OF ARTICLES

    112. Subject to the Statute, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

                                                                                                 DESCRIPTION
                                                                                                     OF
NAME OF SUBSCRIBER                                                               ADDRESS         SUBSCRIBER
-------------------------------------------------------------------------  --------------------  -----------
Huntlaw Nominees Ltd.                                                      P.O. Box 1350 GT      Company
  (Sgd. B.S.D. Putterill)                                                  Grand Cayman
                                                                           Cayman Islands

DATED the 16th day of March, One Thousand Nine Hundred and Ninety-Eight.

Witness to the above signature:--

(Sgd. M. Bodden)

                             PROXY -- EXEL LIMITED

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned shareholder of EXEL Limited ("EXEL") hereby appoints Michael
P. Esposito, Jr., Brian M. O'Hara and Paul S. Giordano, and each of them acting singly, with full power of substitution, to be its proxy and to vote for the undersigned on all matters arising at the Class Meeting of Shareholders of EXEL
(or any adjournments or postponements thereof) to be held on       , 1998 at
               and to represent the undersigned at such meeting.

    THE SHARES REPRESENTED HEREBY WILL BE VOTED WITH THE INSTRUCTIONS CONTAINED HEREIN. IF NO INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ON THE REVERSE HEREOF, ALL SAID ITEMS BEING FULLY DESCRIBED IN THE NOTICE OF SUCH MEETING AND THE ACCOMPANYING PROXY STATEMENT, RECEIPT OF WHICH IS ACKNOWLEDGED, THE UNDERSIGNED RATIFIES AND CONFIRMS ALL THAT SAID PROXIES OR THEIR SUBSTITUTES MAY LAWFULLY DO BY VIRTUE HEREOF.

              (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

    /X/ Please mark your votes as indicated in this example

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE CLASS MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

1. To approve the proposed Scheme of Arrangement pursuant to Section 85 of the Companies Law (1995 Revision) of the Cayman Islands between EXEL and its shareholders under which EXEL will become a wholly owned subsidiary of Exel Merger Company Ltd., an exempted limited liability company incorporated under the laws of the Cayman Islands.

               FOR                               AGAINST
               / /                                 / /

2. To adjourn the Class Meeting, if necessary, to permit further solicitation of proxies in the event that there may not be sufficient votes at the time of the Class Meeting to approve the proposed Scheme of Arrangement.

               FOR                               AGAINST
               / /                                 / /

                                                                                     The undersigned hereby authorizes the proxies
                                                                                     to vote in their discretion on any other
                                                                                     business which may properly be brought before
                                                                                     the class meeting or any adjournments or
                                                                                     postponements thereof.

                                                                                     -----------------------------------------------
                                                                                                  (Name of Shareholder)

                                                                                     Dated:
                                                                                     -------------------------------------------,
                                                                                     1998

                                                                                     By:
                                                                                     -----------------------------------------------
                                                                                     PLEASE SIGN, DATE AND PROMPTLY RETURN THIS
                                                                                     PROXY IN THE ENCLOSED ENVELOPE.

                           PROXY -- MID OCEAN LIMITED

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned holder of Mid Ocean Limited ("Mid Ocean") Class A Ordinary Shares hereby appoints Michael A. Butt and John M. Wadson, and each of them acting singly, with full power of substitution, to be its proxy and to vote for the undersigned on all matters arising at the Class Meeting of Holders of Mid Ocean Class A Ordinary Shares (or any adjournments or postponements thereof) to be held on July 15, 1998 at 11:00 a.m., local time, at the Princess Hotel, Hamilton, Bermuda and to represent the undersigned at such meeting.

    THE SHARES REPRESENTED HEREBY WILL BE VOTED WITH THE INSTRUCTIONS CONTAINED HEREIN. IF NO INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ON THE REVERSE HEREOF, ALL SAID ITEMS BEING FULLY DESCRIBED IN THE NOTICE OF SUCH MEETING AND THE ACCOMPANYING PROXY STATEMENT, RECEIPT OF WHICH IS ACKNOWLEDGED, THE UNDERSIGNED RATIFIES AND CONFIRMS ALL THAT SAID PROXIES OR THEIR SUBSTITUTES MAY LAWFULLY DO BY VIRTUE HEREOF.

              (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

    /X/ Please mark your votes as indicated in this example

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE CLASS MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

1. To approve the proposed Scheme of Arrangement pursuant to Section 85 of the Companies Law (1995 Revision) of the Cayman Islands between Mid Ocean and its shareholders under which Mid Ocean will become a wholly owned subsidiary of Exel Merger Company Ltd., an exempted limited liability company incorporated under the laws of the Cayman Islands.

               FOR                               AGAINST
               / /                                 / /

2. To adjourn the Class Meeting, if necessary, to permit further solicitation of proxies in the event that there may not be sufficient votes at the time of the Class Meeting to approve the proposed Scheme of Arrangement.

               FOR                               AGAINST
               / /                                 / /

                                                                                     The undersigned hereby authorizes the proxies
                                                                                     to vote in their discretion on any other
                                                                                     business which may properly be brought before
                                                                                     the class meeting or any adjournments or
                                                                                     postponements thereof.

                                                                                     -----------------------------------------------
                                                                                                  (Name of Shareholder)

                                                                                     Dated:
                                                                                     -------------------------------------------,
                                                                                     1998

                                                                                     By:
                                                                                     -----------------------------------------------
                                                                                     PLEASE SIGN, DATE AND PROMPTLY RETURN THIS
                                                                                     PROXY IN THE ENCLOSED ENVELOPE.

                           PROXY -- MID OCEAN LIMITED

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned holder of Mid Ocean Limited ("Mid Ocean") Class B Ordinary Shares hereby appoints Michael A. Butt and John M. Wadson, and each of them acting singly, with full power of substitution, to be its proxy and to vote for the undersigned on all matters arising at the Class Meeting of Holders of Mid Ocean Class B Ordinary Shares (or any adjournments or postponements thereof) to be held on July 15, 1998 at 10:30 a.m., local time, at the Princess Hotel, Hamilton, Bermuda and to represent the undersigned at such meeting.

    THE SHARES REPRESENTED HEREBY WILL BE VOTED WITH THE INSTRUCTIONS CONTAINED HEREIN. IF NO INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ON THE REVERSE HEREOF, ALL SAID ITEMS BEING FULLY DESCRIBED IN THE NOTICE OF SUCH MEETING AND THE ACCOMPANYING PROXY STATEMENT, RECEIPT OF WHICH IS ACKNOWLEDGED, THE UNDERSIGNED RATIFIES AND CONFIRMS ALL THAT SAID PROXIES OR THEIR SUBSTITUTES MAY LAWFULLY DO BY VIRTUE HEREOF.

              (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

    /X/ Please mark your votes as indicated in this example

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE CLASS MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

1. To approve the proposed Scheme of Arrangement pursuant to Section 85 of the Companies Law (1995 Revision) of the Cayman Islands between Mid Ocean and its shareholders under which Mid Ocean will become a wholly owned subsidiary of Exel Merger Company Ltd., an exempted limited liability company incorporated under the laws of the Cayman Islands.

               FOR                               AGAINST
               / /                                 / /

2. To adjourn the Class Meeting, if necessary, to permit further solicitation of proxies in the event that there may not be sufficient votes at the time of the Class Meeting to approve the proposed Scheme of Arrangement.

               FOR                               AGAINST
               / /                                 / /

                                                                                     The undersigned hereby authorizes the proxies
                                                                                     to vote in their discretion on any other
                                                                                     business which may properly be brought before
                                                                                     the class meeting or any adjournments or
                                                                                     postponements thereof.

                                                                                     -----------------------------------------------
                                                                                                  (Name of Shareholder)

                                                                                     Dated:
                                                                                     -------------------------------------------,
                                                                                     1998

                                                                                     By:
                                                                                     -----------------------------------------------
                                                                                     PLEASE SIGN, DATE AND PROMPTLY RETURN THIS
                                                                                     PROXY IN THE ENCLOSED ENVELOPE.

                           PROXY -- MID OCEAN LIMITED

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned holder of Mid Ocean Limited ("Mid Ocean") Class C Ordinary Shares hereby appoints Michael A. Butt and John M. Wadson, and each of them acting singly, with full power of substitution, to be its proxy and to vote for the undersigned on all matters arising at the Class Meeting of Holders of Mid Ocean Class C Ordinary Shares (or any adjournments or postponements thereof) to be held on July 15, 1998 at 10:00 a.m., local time, at the Princess Hotel, Hamilton, Bermuda and to represent the undersigned at such meeting.

    THE SHARES REPRESENTED HEREBY WILL BE VOTED WITH THE INSTRUCTIONS CONTAINED HEREIN. IF NO INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ON THE REVERSE HEREOF, ALL SAID ITEMS BEING FULLY DESCRIBED IN THE NOTICE OF SUCH MEETING AND THE ACCOMPANYING PROXY STATEMENT, RECEIPT OF WHICH IS ACKNOWLEDGED, THE UNDERSIGNED RATIFIES AND CONFIRMS ALL THAT SAID PROXIES OR THEIR SUBSTITUTES MAY LAWFULLY DO BY VIRTUE HEREOF.

              (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

    /X/ Please mark your votes as indicated in this example

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE CLASS MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

1. To approve the proposed Scheme of Arrangement pursuant to Section 85 of the Companies Law (1995 Revision) of the Cayman Islands between Mid Ocean and its shareholders under which Mid Ocean will become a wholly owned subsidiary of Exel Merger Company Ltd., an exempted limited liability company incorporated under the laws of the Cayman Islands.

               FOR                               AGAINST
               / /                                 / /

2. To adjourn the Class Meeting, if necessary, to permit further solicitation of proxies in the event that there may not be sufficient votes at the time of the Class Meeting to approve the proposed Scheme of Arrangement.

               FOR                               AGAINST
               / /                                 / /

                                                                                     The undersigned hereby authorizes the proxies
                                                                                     to vote in their discretion on any other
                                                                                     business which may properly be brought before
                                                                                     the class meeting or any adjournments or
                                                                                     postponements thereof.

                                                                                     -----------------------------------------------
                                                                                                  (Name of Shareholder)

                                                                                     Dated:
                                                                                     -------------------------------------------,
                                                                                     1998

                                                                                     By:
                                                                                     -----------------------------------------------
                                                                                     PLEASE SIGN, DATE AND PROMPTLY RETURN THIS
                                                                                     PROXY IN THE ENCLOSED ENVELOPE.